UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09903

BNY Mellon Funds Trust
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	08/31
Date of reporting period:	02/29/2020

FORM N-CSR

Item 1.           Reports to Stockholders.

The BNY Mellon Funds

BNY Mellon Large Cap Stock Fund
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
BNY Mellon Income Stock Fund
BNY Mellon Mid Cap Multi-Strategy Fund
BNY Mellon Small Cap Multi-Strategy Fund
BNY Mellon Focused Equity Opportunities Fund
BNY Mellon Small/Mid Cap Multi-Strategy Fund
BNY Mellon International Fund
BNY Mellon Emerging Markets Fund
BNY Mellon International Equity Income Fund
BNY Mellon Asset Allocation Fund

SEMIANNUAL REPORT February 29, 2020

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for the respective funds of the BNY Mellon Funds Trust, covering the six-month period from September 1, 2019 through February 29, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last several months of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations during September and October 2019. Despite periodic investor concern regarding trade relations with China and global growth rates, the rally continued through the end of the calendar year, supported in part by a December announcement from President Trump that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of 2019. However, the euphoria was short-lived, as concerns over the spread of the Coronavirus roiled markets in January and late February, leading to a significant dip in equity valuations at the end of the reporting period.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor perception of future economic growth prospects. The Fed cut rates in September and October 2019, for a total 50 basis point reduction in the federal funds rate during the reporting period. Rates across much of the Treasury curve increased during the month of November, and the long end of the curve rose in December as investors anticipated improvements to global economic growth rates in the coming year. However, concerns regarding the spread of the Coronavirus and the resulting economic constraints caused rates throughout the intermediate- and long-dated portions of the curve to fall during January and February of 2020.

As always, we will monitor relevant data for any signs of a change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Patrick T. Crowe
President
BNY Mellon Funds Trust
March 16, 2020

3

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period of September 1, 2019 through February 29, 2020, as provided by Peter D. Goslin, CFA, Syed A. Zamil, CFA and Chris Yao, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 29, 2020, BNY Mellon Large Cap Stock Fund’s Class M shares produced a total return of 1.05%, and Investor shares returned 0.92%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, posted a total return of 1.94% for the same period.2

Large cap stocks generally posted mild gains over the reporting period, due in part to investor concerns over the COVID-19 pandemic which constrained equity market returns. The fund trailed the Index, mainly due to security selection shortfalls within the consumer discretionary and energy sectors and a tilt towards value-oriented stocks which underperformed during the period.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of large-capitalization companies with market capitalizations of $5 billion or more at the time of purchase.

The fund’s portfolio managers apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations primarily within large cap stocks in the U.S. stock market. The portfolio managers use a proprietary valuation model that identifies and ranks stocks to construct the fund’s portfolio. The portfolio managers construct the fund’s portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. Within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive. The fund typically will hold between 100 and 175 securities.

Central Bank Policy, Trade and Pandemic Influence Markets

Equity markets were affected by an array of geopolitical developments in 2019, ranging from civil protests in Hong Kong and attacks on Saudi Arabia’s oil infrastructure, to an impeachment inquiry against the U.S. president and the Brexit saga in the U.K. The continuing trade tension between the U.S. and China remained a key influencer of investor sentiment and equity market valuations for much of the period. Alternating signs of progress and deterioration in the trade dispute occurred, although the year concluded with President Trump indicating that he would sign the first phase of a deal. Investor optimism helped fuel a rally that pushed U.S. equity indices to new record highs in December 2019.

Central banks worked during the period to support economic growth. The U.S. Federal Reserve (the “Fed”) cut interest rates in September and October 2019 to support weak inflation and flagging growth. In December 2019, the Bank of Japan announced a stimulus package worth 26 trillion yen to help alleviate potential economic setbacks from a typhoon and consumption tax increase. The People’s Bank of China and European Central Bank also provided additional support to their respective jurisdictions during the six months. Despite these measures, volatility reentered equity markets in January 2020, due to concerns over the COVID-19 outbreak. Investor concern increased in February 2020, exacerbating a sell-off that decimated market gains for the six-month period and sent some equity indices into modestly negative territory.

In this environment, large cap stocks generally outperformed their mid cap and small cap counterparts.

Security Selections Impact Fund Performance

Positioning in the consumer discretionary and energy sectors hampered the fund’s gains over the reporting period. Many companies were hurt by decreased demand for their products and services. This pared-back demand can be traced to the spread of COVID-19. Many transportation and leisure companies were affected during the period, as were companies that supply materials to these companies. Top detractors for the period included United Airlines Holdings, Phillips 66 and Starbucks. Positioning within NVIDIA and Netflix also dampened relative results. From a factor perspective, investors rewarded growth-oriented stocks over the trailing six months. Value lagged growth. The portfolio is tilted into value, so this provided a headwind to performance during the period. Investors also rewarded quality while penalizing dividend yield, which also did not benefit portfolio returns.

Conversely, contributors during the period included stocks from the health care and consumer staples sectors. In health care, drug company Biogen was among the leading contributors. The stock rose on speculation that the company may be involved in finding a solution to the COVID-19 outbreak. Similar sentiment also benefited AbbVie, another drug company that saw its price rise during the period. Technology company Autodesk was also among the top performers for the period. Its stock price traded higher on increased analyst estimates of the company’s free cash flow.

A Disciplined Approach to Stock Picking

Our quantitative models have continued to identify what we believe to be attractive investment opportunities across a broad range of large cap companies and industry groups. Stock market volatility seen during the period may have presented opportunities to purchase the stocks of fundamentally strong companies at more attractive prices. When the fund’s holdings reach what we perceive to be fuller valuations, we expect to replace them with high-quality companies that our model suggests have the potential to offer more attractive valuations and better investment prospects. In addition, we have continued to maintain a broadly diversified portfolio.

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As of the end of the period, our stock selection model led us to be overweight the energy, information technology, communication services and consumer staples sectors. We were underweight industrials, utilities and financials companies versus the Index.

March 16, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

5

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2019 through February 29, 2020, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the six-month period ended February 29, 2020, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s Class M shares produced a total return of 0.82%, and Investor shares produced a total return of 0.71%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of 1.94% for the same period.2

Large cap stocks gained ground over the reporting period, amid slowing economic momentum, a shift in Federal Reserve policy and growing concern about the spread of the Coronavirus. The fund lagged the Index due to negative contributions from five of the fund’s active underlying strategies.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large cap companies. The fund currently considers large cap companies to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies employed by BNY Mellon Investment Adviser, Inc. (“BNYM Investment Adviser”) or its affiliates that invest primarily in equity securities issued by large cap companies. The fund is designed to provide exposure to various large cap equity portfolio managers and investment strategies and styles and uses tax-sensitive strategies to reduce the impact of federal and state income taxes on the fund’s after tax returns.

The fund allocates its assets among some or all of the following: the Large Cap Core Strategy, Large Cap Tax-Sensitive Strategy, Focused Equity Strategy, U.S. Large Cap Equity Strategy, Dynamic Large Cap Value Strategy, Large Cap Growth Strategy, US Large Cap Growth Strategy, Income Stock Strategy, Appreciation Strategy, and Large Cap Dividend Strategy — all of which are more fully described in the fund’s prospectus. The fund invests directly in securities or in other mutual funds as advised by BNYM Investment Adviser or its affiliates, referred to as underlying funds, which in turn may invest directly in securities.

BNYM Investment Adviser has the discretion to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund, and the target allocations and ranges when BNYM Investment Adviser deems it appropriate.

Despite Supportive Fundamentals, Stocks Decline Due to Investor Concerns about Coronavirus

The reporting period began with the market continuing to benefit from a shift in Federal Reserve (the “Fed”) policy, which had been prompted by concerns about economic growth and corporate earnings. The Fed refrained from rate cuts early in 2019, but markets began to anticipate a reduction later in the year, and at its July 2019 meeting, the Fed announced a quarter-point cut, bringing the fed funds rate to 2.00-2.25%.

During the reporting period, the Fed followed up with two additional rate cuts, as trade tensions and other geopolitical concerns appeared to be weighing on economic growth. This concern led the Fed to reduce the federal funds rate twice during the reporting period, bringing the target rate to 1.50-1.75%. Other major central banks were also supportive.

After surging early in 2019, U.S. markets were steady, though investors were somewhat concerned about trade tensions and the global economy. Corporate earnings throughout the year were better than expected, which provided the markets relief, while U.S. consumer confidence remained resilient, supported by record low unemployment, rising wages and a tight labor market.

Toward the end of 2019, stocks rallied as investors became optimistic about a U.S.-China trade agreement, and progress culminated in the announcement of a “Phase One” deal, reducing tensions between the world’s two largest economies. Stocks also benefited from the approval of the new U.S.-Mexico-Canada Trade Agreement by the U.S. House of Representatives, potentially reducing trade uncertainty with America’s neighbors.

However, early in 2020, markets experienced a correction, amid growing concerns about the Coronavirus in China, erasing the gain that occurred late in 2019. The Fed reduced the federal funds rate by 50 basis points, bringing the target rate down to 1.00–1.25%.

Fund Performance Hindered Primarily by Underlying Strategies

The fund’s relative return was hampered primarily by the underperformance of five of its active strategies. On balance, the effect of the allocation decisions across major strategy categories was somewhat negative. The allocation to the growth-oriented category helped performance, while allocations to the core and tax-sensitive categories produced a neutral effect. The allocation to the value-oriented category detracted from returns, more than offsetting performance in other categories.

Performance of underlying managers was mixed. In the core category, the Focused Equity Strategy lagged its benchmark by more than 100 basis points, and the Large Cap Core Strategy lagged by 274 basis points. In the Large Cap Value category, the Dynamic Large Cap Value Strategy lagged its benchmark by 72 basis points, and the Income Stock Strategy lagged by 27 basis points. The Large Cap Growth category underperformed by 39 basis points.

The primary positive contributors to the fund’s performance were the allocation to the growth-oriented category and the manager performance in the Tax Sensitive category. Returns in these categories partially offset negative returns in other categories.

6

Positioned for the Current Market Environment

It is our opinion that the current economic and market downturn, while steep, will eventually pass. The fund continues to be invested in line with BNY Mellon Wealth Management’s best thinking, and we believe it is well-positioned to weather the current environment. We will continue to take advantage of market volatility to add quality investments to the portfolio at reduced valuations.

March 16, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

7

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2019 through February 29, 2020 as provided by John C. Bailer, Brian C. Ferguson, and David S. Intoppa, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 29, 2020, BNY Mellon Income Stock Fund’s Class M shares produced a total return of -4.46%, Investor shares produced a total return of -4.63%, Class A shares produced a total return of -4.61%, Class C shares produced a total return of -5.00%, Class I shares produced a total return of -4.59% and Class Y shares produced a total return of -4.58%.1 In comparison, the fund’s benchmark, the Dow Jones U.S. Select Dividend™ Index (the “Index”), produced a total return of -4.19% for the same period.2

Stocks declined over the reporting period in response to concerns about the economic impact of the coronavirus. The fund underperformed the Index due to unfavorable security selection strategies, primarily in the materials and information technology sectors.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund seeks to focus on dividend-paying stocks and other investments and investment techniques that produce income. The investment adviser chooses stocks for the fund through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. The fund may invest in the stocks of companies of any size, although it focuses on large cap companies. The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Index.

Stocks Decline on Coronavirus Concerns

The reporting period began with the market continuing to benefit from a shift in Federal Reserve (the “Fed”) policy, which had been prompted by concerns about economic growth and corporate earnings. The Fed refrained from rate cuts early in 2019, but markets began to anticipate a reduction later in the year, and at its July 2019 meeting the Fed announced a quarter-point cut, bringing the federal funds rate to 2.00-2.25%.

During the reporting period, the Fed followed up with two additional rate cuts, as trade tensions and other geopolitical concerns appeared to be weighing on economic growth. This concern led the Fed to reduce the federal funds rate twice more during the reporting period, bringing the federal funds target rate to 1.50-1.75%. Other major central banks were also supportive.

After surging early in 2019, U.S. markets steadied, though investors became somewhat concerned about trade tensions and the global economy. Corporate earnings throughout the year were better than expected, which supported markets, while U.S. consumer confidence remained resilient, benefiting from record low unemployment, rising wages and a tight labor market.

Toward the end of 2019, stocks rallied as economies benefited from lagged effects of stimulus in Europe, China and Japan. Investors also became optimistic about a U.S.-China trade agreement, and progress culminated in the announcement of a “Phase One” deal, reducing tensions between the world’s two largest economies. Stocks also benefited from the approval of the new U.S.-Mexico-Canada Trade Agreement by the U.S. House of Representatives, potentially reducing trade uncertainty with America’s neighbors. In this environment, a rotation from growth to value occurred, and value stocks outperformed growth stocks in the third and fourth quarters of 2019.

Early in 2020, markets experienced a correction amid growing concerns about the coronavirus in China, erasing the gain that occurred in 2019.

Performance Hindered by Stock Selections

The performance of the fund relative to the Index was hindered primarily by stock selections in the materials and information technology sectors. In the materials sector, positions in CF Industries Holdings, an agricultural chemicals company, and Nutrien, a maker of potash, contributed negatively to performance, as they were hurt by the impact of severe weather on the spring planting system. In the information technology sector, a position in IBM detracted from performance; the company is implementing a new strategic plan and was hit hard by the market correction late in the reporting period. Cisco Systems also hurt relative performance. While it was up for much of the reporting period, it lowered guidance for the coming year and was affected more than many others in the sector during the market correction.

On a more positive note, stock selections in the financial and health care sectors were especially advantageous. In the financial sector, shares of JP Morgan Chase & Co. and Bank of America performed well on better-than-expected results late in 2019. In the health care sector, AbbVie, a biopharmaceutical company, rose 5% on strong sales of its Humira product, which treats arthritis, Crohn’s Disease and ulcerative colitis.

8

Blue Chip Dividend Payers Remain in Good Financial Health

In light of the likely impact of the coronavirus, we anticipate a slowdown in the global economy and a downturn in corporate earnings. The depth and length of the impact remains uncertain, but we expect that economic activity and earnings will improve in the second half of 2020, assisted by policy measures from governments and central banks. We have focused on companies that generate not only sustainable dividends but also growth. Financial companies in particular have maintained strong capital positions and have passed recent banking stress tests. With the stock market correction experienced in the market early in 2020, valuations are now very attractive, potentially setting the stage for a significant rebound.

March 16, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through June 1, 2020, for Class A, Class C, Class I, and Class Y, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns for those share classes would have been lower.

2 Source: Lipper Inc. – The Dow Jones U.S. Select Dividend™ Index is defined as all dividend-paying companies in the Dow Jones U.S. Index, excluding REITs, that have a non-negative, historical, five-year dividend-per-share growth rate, a five-year average dividend coverage ratio of greater than or equal to 167%, paid dividends in each of the previous five years, non-negative, trailing 12-month earnings-per-share (EPS), a float-adjusted market capitalization of at least U.S. $1 billion, and a three-month average daily trading volume of 200,000 shares. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

9

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2019 through February 29, 2020, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the six-month period ended February 29, 2020, BNY Mellon Mid Cap Multi-Strategy Fund’s Class M shares produced a total return of 0.02%, and Investor shares produced a total return of -0.12%.1 In comparison, the fund’s primary benchmark, the Russell Midcap® Index (the “Index”), produced a total return of -1.11% for the reporting period.2 The Russell Midcap® Value Index and Russell Midcap® Growth Index, the fund’s secondary benchmarks, produced total returns of -2.23% and 0.50%, respectively, for the same period.3,4

Mid cap stocks lost ground over the reporting period, amid slowing economic momentum, rising interest rates and concerns about the spread of the Coronavirus. The fund outperformed the primary benchmark Index due to outperformance in four of the fund’s active underlying strategies.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of mid cap companies. The fund currently considers mid cap companies to be those companies with market capitalizations that are within the market capitalization range of companies comprising the Index. The fund normally allocates its assets among multiple investment strategies employed by BNY Mellon Investment Adviser, Inc. (“BNYM Investment Adviser”) and sub-investment advisers that invest primarily in equity securities issued by mid cap companies. The fund is designed to provide exposure to various mid cap equity portfolio managers and investment strategies and styles, including the Mid Cap Tax-Sensitive Core Strategy, Opportunistic Mid Cap Value Strategy, Mid Cap Growth Strategy, Boston Partners Mid Cap Value Strategy, and Geneva Mid Cap Growth Strategy, all as more particularly described in the fund’s prospectus. BNYM Investment Adviser determines the investment strategies and sets the target allocations and ranges.

Despite Supportive Fundamentals, Stocks Decline Due to Investor Concerns about Coronavirus

The reporting period began with the market continuing to benefit from a shift in Federal Reserve (the “Fed”) policy, which had been prompted by concerns about economic growth and corporate earnings. The Fed refrained from rate cuts early in 2019, but markets began to anticipate a reduction later in the year, and at its July 2019 meeting, the Fed announced a quarter-point cut, bringing the federal funds rate to 2.00-2.25%.

During the reporting period, the Fed followed up with two additional rate cuts, as trade tensions and other geopolitical concerns appeared to be weighing on economic growth. This concern led the Fed to reduce the federal funds rate twice during the reporting period, bringing the target rate to 1.50-1.75%. Other major central banks were also supportive.

After surging early in 2019, U.S. markets were steady, though investors were somewhat concerned about trade tensions and the global economy. Corporate earnings throughout the year were better than expected, which provided the markets relief, while U.S. consumer confidence remained resilient, supported by record low unemployment, rising wages and a tight labor market.

Toward the end of 2019, stocks rallied as investors became optimistic about a U.S.-China trade agreement, and progress culminated in the announcement of a “Phase One” deal, reducing tensions between the world’s two largest economies. Stocks also benefited from the approval of the new U.S.-Mexico-Canada Trade Agreement by the U.S. House of Representatives, potentially reducing trade uncertainty with America’s neighbors.

However, early in 2020, markets experienced a correction amid growing concerns about the Coronavirus in China, erasing the gain that occurred late in 2019. The Fed reduced the federal funds rate by 50 basis points, bringing the target rate down to 1.00–1.25%.

Underlying Strategies Drove Fund Performance

The fund’s relative performance was supported by its allocation decisions, which favored the growth-oriented underlying strategies over the value-oriented approaches, and by strong performance by the four of the five underlying managers.

In the growth-oriented category, both the Mid Cap Growth Strategy and the Geneva Mid Cap Growth Strategy outperformed their benchmark, enabling the growth-oriented category to exceed the category benchmark by more than 440 basis points. In the value-oriented category, the Boston Partners Mid Cap Value Strategy outperformed the value benchmark by 200 basis points, while in the tax-sensitive category, manager performance exceeded the benchmark by 330 basis points. On a less positive note, the Robeco Mid Cap Value Strategy lagged by more than 140 basis points, resulting in a slight underperformance in the value-oriented category. In the tax-sensitive category, manager performance drove returns, while the slight underweight produced a neutral effect on returns.

Positioned for Current Market Environment

It is our opinion that the current economic and market downturn, while steep, will eventually pass. The fund continues to be invested in line with BNY Mellon Wealth Management’s best thinking, and we believe it is well-positioned to weather the

10

Current environment. We will continue to take advantage of market volatility to add quality investments to the portfolio at reduced valuations.

March 16, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell Midcap® Index measures the performance of the mid cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true midcap opportunity set. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Russell Midcap® Value Index measures the performance of the mid cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell Midcap® Value Index is constructed to provide a comprehensive and unbiased barometer of the mid cap value market. The Russell Midcap® Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid cap value market. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The Russell Midcap® Growth Index measures the performance of the mid cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid cap growth market. The Russell Midcap® Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid cap growth market. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small and/or mid cap companies often experience sharper price fluctuations than stocks of large cap companies.

11

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2019 through February 29, 2020, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the six-month period ended February 29, 2020, BNY Mellon Small Cap Multi-Strategy Fund’s Class M shares produced a total return of 0.06%, and Investor shares produced a total return of -0.03%.1 In comparison, the fund’s primary benchmark, the Russell 2000® Index (the “Index”), produced a total return of -0.52% for the same period.2 The Russell 2000® Growth Index and Russell 2000® Value Index, the fund’s secondary benchmarks, produced total returns of 1.37% and -2.58%, respectively, for the same period.3,4

Small cap stocks lost ground over the reporting period, amid slowing economic momentum, a shift in Federal Reserve policy and concerns about the spread of the Coronavirus. The fund outperformed the Index due to a positive contribution from one of the fund’s three underlying strategies.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small cap companies. The fund currently considers small cap companies to be those companies with market capitalizations that are equal to or less than the market capitalization of the largest company included in the Index. The fund normally allocates its assets among multiple investment strategies employed by BNY Mellon Investment Adviser, Inc. (“BNYM Investment Adviser”) that invest primarily in equity securities issued by small cap companies. The fund is designed to provide exposure to various small cap equity portfolio managers and investment strategies and styles, including the Opportunistic Small Cap Strategy, the Small Cap Value Strategy and the Small Cap Growth Strategy – all of which are more fully described in the fund’s prospectus. BNYM Investment Adviser determines the investment strategies and sets the target allocations and ranges.

Despite Supportive Fundamentals, Stocks Decline Due to Investor Concerns about Coronavirus

The reporting period began with the market continuing to benefit from a shift in Federal Reserve (the “Fed”) policy, which had been prompted by concerns about economic growth and corporate earnings. The Fed refrained from rate cuts early in 2019, but markets began to anticipate a reduction later in the year, and at its July 2019 meeting, the Fed announced a quarter-point cut, bringing the federal funds rate to 2.00-2.25%.

During the reporting period, the Fed followed up with two additional rate cuts, as trade tensions and other geopolitical concerns appeared to be weighing on economic growth. This concern led the Fed to reduce the federal funds rate twice during the reporting period, bringing the target rate to 1.50-1.75%. Other major central banks were also supportive.

After surging early in 2019, U.S. markets were steady, though investors were somewhat concerned about trade tensions and the global economy. Corporate earnings throughout the year were better than expected, which provided the markets relief, while U.S. consumer confidence remained resilient, supported by record low unemployment, rising wages and a tight labor market.

Toward the end of 2019, stocks rallied as investors became optimistic about a U.S.-China trade agreement, and progress culminated in the announcement of a “Phase One” deal, reducing tensions between the world’s two largest economies. Stocks also benefited from the approval of the new U.S.-Mexico-Canada Trade Agreement by the U.S. House of Representatives, potentially reducing trade uncertainty with America’s neighbors.

However, early in 2020, markets experienced a correction amid growing concerns about the Coronavirus in China, erasing the gain that occurred late in 2019. The Fed reduced the federal funds rate by 50 basis points, bringing the target rate down to 1.00 – 1.25%.

One Underlying Strategy Added to Fund Performance

The fund’s performance relative to the Index was helped by allocation decisions and by outperformance by underlying managers. Strong performance in the growth-oriented category, which outperformed its benchmark by more than 520 basis points, was the primary positive contributor. The manager’s overweight to this category also contributed positively to the fund’s returns.

The primary detractor from the fund’s returns was the value-oriented category. In this category, the underlying Small Cap Value strategy lagged its benchmark by more than 200 basis points. The allocation to this category also contributed negatively to fund performance. The core category also detracted from the fund’s overall performance, as it lagged its benchmark by 49 basis points, while the slight underweight to this category produced a neutral effect.

12

Positioned for Current Market Environment

It is our opinion that the current economic and market downturn, while steep, will eventually pass. The fund continues to be invested in line with BNY Mellon Wealth Management’s best thinking, and we believe it is well positioned to weather the current environment. We will continue to take advantage of market volatility to add quality investments to the portfolio at reduced valuations.

March 16, 2020

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 2000® Index measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small cap opportunity set. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Russell 2000® Growth Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small cap growth segment. The Russell 2000® Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The Russell 2000® Value Index measures the performance of the small cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000 ®Value Index is constructed to provide a comprehensive and unbiased barometer for the small cap value segment. The Russell 2000 ®Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small cap opportunity set, and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small and/or mid cap companies often experience sharper price fluctuations than stocks of large cap companies.

13

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2019 through February 29, 2020, as provided by Donald M. Sauber and Thomas Lee, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 29, 2020, BNY Mellon Focused Equity Opportunities Fund’s Class M shares produced a total return of 0.39%, and Investor shares produced a total return of 0.27%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of 1.94% for the same period.2

Large cap stocks generally posted mild gains over the reporting period, due in part to investor concerns over the COVID-19 pandemic, which constrained equity market returns. The fund trailed the Index for the period, primarily due to security selection shortfalls within the consumer discretionary, financials and health care sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund invests, under normal circumstances, in approximately 25-30 companies that are considered by BNY Mellon Investment Adviser, Inc. to be positioned for long-term earnings growth. The fund may hold growth or value stocks or a blend of both. The fund may invest in the stocks of companies of any size, although it focuses on large cap companies. The fund invests primarily in equity securities of U.S. issuers, but may invest up to 25% of its assets in the equity securities of foreign issuers, including those in emerging market countries.

The fund’s portfolio managers monitor sector and security weightings and regularly evaluate the fund’s risk-adjusted returns to manage the risk profile of the fund’s portfolio. The portfolio managers adjust exposure limits as necessary.

Central Bank Policy, Trade and Pandemic Influence Markets

Equity markets were affected by an array of geopolitical developments in 2019, ranging from civil protests in Hong Kong and attacks on Saudi Arabia’s oil infrastructure, to an impeachment inquiry against the U.S. president and the Brexit saga in the U.K. The continuing trade tension between the U.S. and China remained a key influencer of investor sentiment and equity market valuations for much of the period. Alternating signs of progress and deterioration in the trade dispute occurred, although the year concluded with President Trump indicating that he would sign the first phase of a deal. Investor optimism helped fuel a rally that pushed U.S. equity indices to new record highs in December 2019.

Central banks worked during the period to support economic growth. The U.S. Federal Reserve (the “Fed”) cut interest rates in September and October 2019 to support weak inflation and flagging growth. In December 2019, the Bank of Japan announced a stimulus package worth 26 trillion yen to help alleviate potential economic setbacks from a typhoon and consumption tax increase. The People’s Bank of China and European Central Bank also provided additional support to their respective jurisdictions during the six months. Despite these measures, volatility reentered equity markets in January 2020 due to concerns over the COVID-19 outbreak. Investor concern increased in February 2020, exacerbating a sell-off that decimated market gains for the six-month period and sent some equity indices into modestly negative territory.

Stock Selection Constrained Fund Performance

Stock selection was the main contributor to underperformance. Choices in the consumer discretionary, financials and health care sectors were the primary detractors. Yum! Brands and MGM Resorts International were leading detractors within the consumer discretionary sector. The stocks suffered due to a lack of consumer demand stemming from COVID-19. Within the financials sector, American International Group and CME Group provided the largest headwind, suffering due to reduced guidance on property and casualty policy margins and lower-than-expected market volatility, respectively. CVS Health and Boston Scientific, a medical device company, were the largest detractors within the health care sector. CVS Health suffered from ongoing investor speculation regarding the possible future implementation of Medicare for All. It is widely thought that a Medicare for All plan would be negative for managed care providers. Boston Scientific saw a decrease in demand for its products. Order volume shrank due to widespread postponement of medical procedures due to the COVID-19 pandemic concerns.

Conversely, stock selection in the technology sector was positive. Several positions provided a tailwind to returns. Advanced Micro Devices rose on increased market share within their data center line of business. Lam Research benefited from increased demand for its semiconductor equipment. Anticipation of the new 5G smartphone product cycle, combined with better-than-expected accessories and services sales propelled the price of Apple stock upward during the period. In addition, a lack of exposure to underperforming Cisco Systems was also beneficial.

Positioned for Current Market Environment

We believe economic growth will be slow in the coming year. We expect this will be particularly true in the first half of 2020, given the spread of COVID-19. Our base-case scenario is that economic deceleration may bottom mid-year, and the global economy will see better growth during the second half of 2020, aided by an abundance of monetary and fiscal policy support by local and global governments. It is our opinion that headline risk relating to the presidential election cycle has diminished, since both of the presumptive candidates are viewed by investors as relatively market friendly.

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Given this outlook, we intend to maintain our long-term strategy of investing in high-quality, secular growth companies, as well as cyclical companies that can drive earnings growth regardless of the larger, macroeconomic environment. We expect our strategy to benefit from the current volatility and exhibit strong relative performance, particularly given the uncertain macroeconomic growth outlook over the next several quarters.

March 16, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

15

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2019 through February 29, 2020, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the six-month period ended February 29, 2020, BNY Mellon Small/Mid Cap Multi-Strategy Fund’s Class M shares produced a total return of 0.90%, and Investor shares produced a total return of 0.78%.1 In comparison, the Russell 2500™ Index (the “Index”), the fund’s primary benchmark, produced a total return of -0.86% for the same period.2 The Russell 2500™ Growth Index and Russell 2500™ Value Index, the fund’s secondary benchmarks, produced total returns of 1.24% and -2.52%, respectively, for the same period.3,4

Small and mid cap stocks lost ground over the reporting period, amid slowing economic momentum, a shift in Federal Reserve policy and concerns about the spread of the Coronavirus. The fund outperformed the primary Index due largely to positive contributions from two of the fund’s three active underlying strategies.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small cap and mid cap companies. The fund currently considers small cap and mid cap companies to be those companies with market capitalizations that are within the market capitalization range of the smallest company included in the Russell 2000® Index and the largest company included in the Russell Midcap® Index.

The fund normally allocates its assets among multiple investment strategies employed by BNY Mellon Investment Adviser, Inc. that invest primarily in equity securities issued by small cap and mid cap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various small cap and mid cap equity portfolio managers and investment strategies and styles, including the Opportunistic Small/Mid Cap Strategy, the Small/Mid Cap Value Strategy, and the Small/Mid Cap Growth Strategy – all of which are more fully described in the fund’s prospectus.

Despite Supportive Fundamentals, Stocks Decline Due to Investor Concerns about Coronavirus

The reporting period began with the market continuing to benefit from a shift in Federal Reserve (the “Fed”) policy, which had been prompted by concerns about economic growth and corporate earnings. The Fed refrained from rate cuts early in 2019, but markets began to anticipate a reduction later in the year, and at its July 2019 meeting, the Fed announced a quarter-point cut, bringing the federal funds rate to 2.00-2.25%.

During the reporting period, the Fed followed up with two additional rate cuts, as trade tensions and other geopolitical concerns appeared to be weighing on economic growth. This concern led the Fed to reduce the federal funds rate twice during the reporting period, bringing the target rate to 1.50-1.75%. Other major central banks were also supportive.

After surging early in 2019, U.S. markets were steady, though investors were somewhat concerned about trade tensions and the global economy. Corporate earnings throughout the year were better than expected, which provided the markets relief, while U.S. consumer confidence remained resilient, supported by record low unemployment, rising wages and a tight labor market.

Toward the end of 2019, stocks rallied as investors became optimistic about a U.S.-China trade agreement, and progress culminated in the announcement of a “Phase One” deal, reducing tensions between the world’s two largest economies. Stocks also benefited from the approval of the new U.S.-Mexico-Canada Trade Agreement by the U.S. House of Representatives, potentially reducing trade uncertainty with America’s neighbors.

However, early in 2020, markets experienced a correction amid growing concerns about the Coronavirus in China, erasing the gain that occurred late in 2019. The Fed reduced the federal funds rate by 50 basis points, bringing the target rate down to 1.00–1.25%.

Underlying Strategies Drove Fund Performance

The fund’s performance relative to the Index was helped by the returns of two of the three underlying strategies. Allocation decisions proved beneficial overall, but the primary positive contributor to performance was the growth-oriented category. The Small/Mid Cap Growth Strategy outperformed its benchmark by more than 600 basis points, and the fund’s overweight in this category also contributed positively to overall fund performance.

The fund’s results were also helped somewhat by results in the core category. The Opportunistic Small/Mid Cap strategy posted a loss, but outperformed its index by nearly 50 basis points. The fund’s slight underweight to the core category had a neutral effect on the fund’s overall performance.

The primary detractor was underperformance of the Small/Mid Cap Value strategy, which lagged its benchmark by more than 100 basis points. The fund’s allocation to this category was also slightly detrimental to performance.

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Positioned for Current Market Environment

It is our opinion that the current economic and market downturn, while steep, will eventually pass. The fund continues to be invested in line with BNY Mellon Wealth Management’s best thinking, and we believe it is well positioned to weather the current environment. We will continue to take advantage of market volatility to add quality investments to the portfolio at reduced valuations.

March 16, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 2500™ Index measures the performance of the small to mid cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500™ Index is constructed to provide a comprehensive and unbiased barometer for the small to mid cap segment. The Russell 2500™ Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid cap opportunity set. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Russell 2500™ Growth Index measures the performance of the small to mid cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid cap growth market. The Russell 2500™ Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The Russell 2500™ Value Index measures the performance of the small to mid cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2500™ Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid cap value market. The Russell 2500™ Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to midcap opportunity set, and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Stocks of small and/or mid cap companies often experience sharper price fluctuations than stocks of large cap companies.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.

17

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2019 through February 29, 2020, as provided by James A. Lydotes and Chris Yao, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 29, 2020, BNY Mellon International Fund’s Class M shares produced a total return of 0.72%, and Investor shares produced a total return of 0.59%.1 In comparison, the fund’s benchmark, the MSCI EAFE Index (the “Index”), produced a total return of -0.91% for the same period.2

International equity markets largely posted losses amid moderate economic growth and concerns about the coronavirus. The fund outperformed the Index due to stock selections in France, Switzerland and Australia.

Effective December 2019, Chris Yao became a co-primary portfolio manager of the fund.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers. Foreign issuers are companies organized under the laws of a foreign country, whose principal trading market is in a foreign country or with a majority of their assets or business outside the United States. The fund may invest in companies of any size. Though not specifically limited, the fund ordinarily will invest in a broad range of (and in any case at least five different) countries. The fund will limit its investments in any single company to no more than 5% of the fund's assets at the time of purchase.

The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a “bottom-up” investment approach, which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Stocks Decline on Concerns about Coronavirus

The reporting period began with the market continuing to benefit from a shift in Federal Reserve (the “Fed”) policy, which had been prompted by concerns about economic growth and corporate earnings. The Fed refrained from rate cuts early in 2019, but markets began to anticipate a reduction later in the year, and at its July 2019 meeting the Fed announced a quarter-point cut, bringing the federal funds rate to 2.00-2.25%.

During the reporting period, the Fed followed up with two additional rate cuts, as trade tensions and other geopolitical concerns appeared to be weighing on economic growth. This concern led the Fed to reduce the federal funds rate twice during the reporting period, bringing the target rate to 1.50-1.75%. Other major central banks were also supportive.

After surging early in 2019, markets steadied, though investors were somewhat concerned about trade tensions and the global economy. Toward the end of 2019, stocks rallied as investors became optimistic about a U.S.-China trade agreement, and progress culminated in the announcement of a “Phase One” deal, reducing tensions between the world’s two largest economies. Stocks also benefited from the approval of the new U.S.-Mexico-Canada Trade Agreement by the U.S. House of Representatives, potentially reducing trade uncertainty with America’s neighbors.

Early in 2020, developed markets experienced a correction amid growing concerns about the coronavirus in China, erasing the gain that occurred late in 2019. As a result, the Fed reduced the federal funds rate by 50 basis points, bringing the target rate down to 1.00–1.25%.

A Few Holdings Detracted from Relative Performance

Stock selections in France, Switzerland and Australia contributed positively to performance. In France, shares of Sanofi, a drugmaker, benefited from strong financial results in 2019, improved profit margins and the stock’s defensive nature. LVMH Moet Hennessy Louis Vuitton, a luxury goods company, also proved advantageous, as the company benefited from strong execution and healthy cash flow. In Switzerland, shares of semi chip producer STMicroelectronics surged 52% on a strong product pipeline, boosting the fund’s performance. The fund’s decision not to own Nestle, which fell 9%, also contributed to relative performance. In Australia, shares of Macquarie Group, a capital markets and asset management firm, performed well due to strong results in its infrastructure and green energy asset management businesses. Aristocrat Leisure, a leading maker of gaming machines for casinos, gained 8% on an acceleration in its online business.

From a sector perspective, the industrials sector was the top contributor. Shares of Ferguson, a UK manufacturer of plumbing and heating supplies, gained 19% as it began the process of splitting its UK and U.S. business operations. In addition, Vestas Wind System, a Dutch maker of windmill blades, rose 30% on strong guidance for 2020 and the announcement of a “Phase One” trade deal between the U.S. and China. In the consumer staples sector, share of Swedish Match, a smokeless tobacco company, proved beneficial, as the company gained 43% on strong results in the second half of 2019.

On the other hand, holdings in Finland, Japan and Netherlands hampered the fund’s relative performance. In Finland, shares of Nokia fell 27%; it failed to gain from the blacklisting of the Chinese telecom company Huawei over security concerns, and its new 5G offering has also been delayed. In Japan, the fund’s underweighted position in the health care sector, which produced strong gains, hindered performance. In the Netherlands, lack of exposure to the country’s information technology sector, hampered fund results, as the sector gained 21%. A position in Heineken, which declined 7%, also weighed on the fund’s relative performance.

From a sector perspective, stock selections in the health care and information technology sectors detracted from performance. A decision not to own Chugai Pharmaceutical, a Japanese pharmaceutical firm, hindered the fund’s performance, as shares gained 53%. A position in Novartis, a Swiss pharmaceutical company, also were detrimental, as shares dropped 7% when its retinal drug was found to have negative side effects. In the information technology sector, Nokia, the Finnish

18

communications technology company, detracted from performance, as did lack of exposure to the Dutch information technology sector, as noted above.

Anticipating a Second-Half Rebound

The spread of the coronavirus is likely to affect the global economy for at least the next two quarters. Recent data implies that the rate of new coronavirus cases has plateaued in China, and the country is beginning to bring normal activities of manufacturing and service oriented businesses back online. While the trajectory and duration of the pandemic remains uncertain in the developed markets, we do expect similarities to what we’re seeing in China today. This would imply a material improvement in economic activity in the second half of 2020 compared to what will likely be recession in the first half of 2020.

Central banks have made it clear that they will provide support to the economy, and various governments have indicated that fiscal stimulus may also be forthcoming. These efforts may mitigate the economic effects of the coronavirus and accelerate a recovery. We have increased our exposure to the communication services sector and reduced exposure to the information technology sector. In addition, we have increased our allocation in Sweden and the UK, and decreased our allocation in Japan and Finland.

March 16, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the US. and Canada. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging- market countries.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

19

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2019 through February 29, 2020, as provided by George E. DeFina, Julianne D. McHugh and Chris Yao, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 29, 2020, BNY Mellon Emerging Markets Fund’s Class M shares produced a total return of 4.16%, and Investor shares produced a total return of 3.93%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), produced a total return of 2.93% for the same period.2

Despite the impact of the coronavirus late in the reporting period, stocks in emerging markets gained ground in response to steady global growth and easing trade tensions between the U.S. and China. The fund outperformed the Index, mainly due to country weights and security selections in South Africa, Thailand and Saudi Arabia.

Effective December 2019, Julianne D. McHugh and Chris Yao became co-primary portfolio managers of the fund.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. Emerging-market countries generally include all countries represented by the Index. The fund may invest in companies of any size.

Normally, the fund will invest in a broad range of (and in any case at least five different) emerging-market countries. The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a “bottom-up” investment approach, which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Emerging-Market Stocks Rise Despite Concerns about Coronavirus

The reporting period began with the market continuing to benefit from a shift in Federal Reserve (the “Fed”) policy, which had been prompted by concerns about economic growth and corporate earnings. The Fed refrained from rate cuts early in 2019, but markets began to anticipate a reduction later in the year, and at its July 2019 meeting, the Fed announced a quarter-point cut, bringing the federal funds rate to 2.00-2.25%.

During the reporting period, the Fed followed up with two additional rate cuts, as trade tensions and other geopolitical concerns appeared to be weighing on economic growth. This concern led the Fed to reduce the federal funds rate twice during the reporting period, bringing the target rate to 1.50-1.75%. Other major central banks were also supportive.

After surging early in 2019, markets steadied, though investors were somewhat concerned about trade tensions and the global economy. Toward the end of 2019, stocks rallied as investors became optimistic about a U.S.-China trade agreement, and progress culminated in the announcement of a “Phase One” deal, reducing tensions between the world’s two largest economies. Stocks also benefited from the approval of the new U.S.-Mexico-Canada Trade Agreement by the U.S. House of Representatives, potentially reducing trade uncertainty with America’s neighbors.

Early in 2020, developed markets experienced a correction amid growing concerns about the coronavirus in China, erasing the gain that occurred late in 2019. Emerging markets declined as well but later recovered somewhat, producing a modest gain for the period.

Stock Selections and Asset Allocations Drove Performance

The fund’s outperformance relative to the Index was assisted by stock selection in South Africa and Thailand and underweights in Saudi Arabia. In South Africa, a position in Sibanye-Stillwater, a gold mining company, gained 45% on rising gold prices and improved operating costs. In Thailand, in addition to the fund’s underweight, which proved beneficial given that this market declined 21%, a position in Muangthai Capital, a commercial lending company, was also advantageous, as it rose 17% on strong lending and an expansion of its branch network. The fund’s decision to avoid shares in Saudi Arabia also contributed positively to performance, as this market fell 9%.

From a sector perspective, the fund’s holdings in the materials and consumer discretionary sectors were advantageous. In the materials sector, in addition to shares of Sibanye-Stillwater, the fund gained from a position in Anhui Conch Cement, a Chinese cement maker, which rose 31% on strong volumes and technology that allowed it to comply easily with new emissions regulations. In the consumer discretionary sector, YDUQS part, a for-profit education company based in Brazil, performed well on strong earnings and expanding margins. A position in Alibaba Group Holding, a Chinese e-commerce company, gained 19% on strong results in its mobile payments operation.

On a less positive note, the fund’s performance was hindered by certain weighting and stock selection decisions. In China, the fund’s decision to hold an underweighted position in the information technology sector detracted from performance as this sector gained 48%. In Brazil, the fund’s position in BRF, a food producer, hindered performance as it declined 37% on higher costs and concerns about the coronavirus. In South Korea, a position in Hyundai Mobis, an auto parts maker, declined 15% on weak sales volumes of its primary customers, including Hyundai Motor Company.

From a sector perspective, the consumer staples and industrials sectors were negative contributors. In consumer staples, in addition to the position in BRF, a holding of Wuliangye Yibin, a Chinese spirits company, fell 13%, largely due to higher expenses and coronavirus concerns. In the industrials sector, the fund’s position in Atlas, a Chinese shipping company, also detracted from fund performance.

Anticipating a Second-Half Rebound

The spread of the coronavirus is likely to affect the global economy for at least the next two quarters. Recent data implies that the rate of new COVID-19 cases has plateaued in China,

20

and the country is beginning to bring normal activities of manufacturing and service oriented businesses back online. While the trajectory and duration of the pandemic remains uncertain in the developed markets, we do expect similarities to what we’re seeing in China today. This would imply a material improvement in economic activity in the second half of 2020 compared to what will likely be recession in the first half of 2020.

Central banks have made it clear that they will provide support to the economy, and various governments have indicated that fiscal stimulus may also be forthcoming. These efforts may mitigate the economic effects of the coronavirus and accelerate a recovery. We have increased our exposure to the consumer discretionary sector and reduced exposure to the financial sector. In addition, we have reduced our weighting in India and increased our weighting in China.

March 16, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed, or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging- market countries.

21

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2019 through February 29, 2020, as provided by Peter D. Goslin, CFA, Syed A. Zamil, CFA and Tao Wang, Portfolio Managers.

Fund and Market Performance Overview

For the six-month period ended February 29, 2020, BNY Mellon International Equity Income Fund’s Class M shares produced a total return of -1.61%, and Investor shares produced a total return of -1.74%.1 In comparison, the fund’s benchmark, the MSCI ACWI ex-USA Index (the “Index”), produced a total return of 0.13% for the same period.2

International equity markets were generally flat over the reporting period, due in part to volatility stoked by concerns over COVID-19. The fund underperformed the Index for the period, due to security selection shortfalls in the industrials and energy sectors, and a tilt towards value stocks, which were out of favor during the period.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund focuses on dividend-paying stocks of foreign companies, including those in emerging market countries. The fund normally invests substantially all of its assets in the equity securities of issuers located outside the United States and diversifies broadly among developed and emerging market countries. The fund may invest in the stocks of companies of any market capitalization.

The fund’s portfolio managers select stocks through a disciplined investment process using proprietary quantitative computer models that analyze a diverse set of stock characteristics to identify and rank stocks based on earnings quality. Based on this analysis, the portfolio managers generally select from the higher ranked dividend-paying securities those stocks that the managers believe will continue to pay above-average dividends. The portfolio managers will seek to overweight higher dividend-paying stocks, while maintaining country and sector weights generally similar to those of the Index.

Central Bank Policy, Trade and Pandemic Influence Markets

Equity markets were affected by an array of geopolitical developments in 2019, ranging from civil protests in Hong Kong and attacks on Saudi Arabia’s oil infrastructure, to an impeachment inquiry against the U.S. president and the Brexit saga in the U.K. The continuing trade tension between the U.S. and China remained a key influencer of investor sentiment and equity market valuations for much of the period. Alternating signs of progress and deterioration in the trade dispute occurred, although the year concluded with President Trump indicating that he would sign the first phase of a deal. Investor optimism helped fuel a rally that pushed U.S. equity indices to new record highs in December 2019.

Central banks worked during the period to support economic growth. The U.S. Federal Reserve (the “Fed”) cut interest rates in September and October 2019 to support weak inflation and flagging growth. In December 2019, the Bank of Japan announced a stimulus package worth 26 trillion yen to help alleviate potential economic setbacks from a typhoon and consumption tax increase. The People’s Bank of China and European Central Bank also provided additional support to their respective jurisdictions during the six months. Despite these measures, volatility reentered equity markets in January 2020 due to concerns over the COVID-19 outbreak. Investor concern increased in February 2020, exacerbating a sell-off which decimated market gains for the six-month period and sent some equity indices into modestly negative territory.

Security Selections Impact Fund Performance

Positioning in the industrials and energy sectors hampered the fund’s gains over the reporting period, as did stocks from South Africa and Turkey. This positioning was the result of our quantitative security selection process, which identifies opportunities across several countries and market sectors. Kumba Iron Ore, a South Africa-based materials company, was among the leading overall detractors for the period, as was South African real estate company Westpac Banking. From a factor perspective, over the trailing six months, value and dividend-paying stocks were penalized. The portfolio often maintains a tilt towards dividend-paying stocks, and this will often lead to an overweight to value-oriented securities. In an environment where dividend-paying stocks and value stocks are being penalized, this is a headwind for the portfolio.

Conversely, the fund generated positive results in other areas. In the consumer discretionary sector, United Kingdom-based Persimmon, a housebuilding company, was among the top individual contributors for the period. Japanese industrial company ITOCHU also bolstered results, as did a position in Finnish financial company Nordea Bank. Overall, financials and consumer staples were the top contributing sectors to relative results, as were security selections from United Kingdom and Japan.

A Disciplined Approach to Stock Picking

Our quantitative models have continued to identify what we believe to be attractive investment opportunities across a broad range of countries, companies and industry groups. We believe inefficiencies in international markets may present opportunities to purchase the stocks of fundamentally strong, dividend-paying companies at more attractive prices. When the fund’s holdings reach what we perceive to be fuller valuations, we expect to replace them with high-quality companies that our model suggests have the potential to offer more attractive valuations and better investment prospects. In addition, we have continued to maintain a broadly diversified portfolio.

22

As a result of our stock selection process, we have a bias towards the energy, technology, communication services and consumer staples sectors, and relatively fewer holdings than the benchmark in the industrials, utilities and financials sectors. The portfolio is risk-controlled from the perspective of sector, market capitalization and country exposure relative to the Index. We believe the portfolio is well positioned to benefit from the current market environment in the coming year.

March 16, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI ACWI ex USA Index captures large and mid cap representation across Developed Market (DM) countries (excluding the U.S.) and Emerging Market (EM) countries. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

23

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2019 through February 29, 2020, as provided by Jeffrey M. Mortimer, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the six-month period ended February 29, 2020, BNY Mellon Asset Allocation Fund’s Class M shares produced a total return of 0.83%, and Investor shares produced a total return of 0.68%.1 In comparison, the fund’s benchmark, the Morningstar Moderate Target Risk Index (the “Index”), produced a total return of 1.77% for the same period.2

Stock indices produced mixed results over the period due in part to investor concerns over the Coronavirus, which constrained equity market returns. Bonds generally produced positive returns, bolstered by supportive central bank policies and a flight to safety late in the period. The fund underperformed the Index, due in part to the equity versus fixed-income asset allocation mix and manager selection.

The Fund’s Investment Approach

The fund seeks long-term growth of principal in conjunction with current income. The fund may invest in both individual securities and other investment companies, including other series of BNY Mellon Funds Trust, funds in the BNY Mellon Family of Funds and unaffiliated open-end funds, closed-end funds and exchange-traded funds (collectively, the “underlying funds”), which in turn may invest directly in the asset classes described below. To pursue its goal, the fund currently intends to allocate its assets, directly and/or through investment in the underlying funds, to gain investment exposure to the following asset classes: Large Cap Equities, Small Cap and Mid Cap Equities, Developed International and Global Equities, Emerging Market Equities, Investment Grade Bonds, High Yield Bonds, Emerging Markets Debt, Diversifying Strategies and Money Market Instruments.

BNY Mellon Investment Adviser, Inc. (“BNYM Investment Adviser”) allocates the fund’s investments (directly and/or through investment in the underlying funds) among these asset classes using fundamental and quantitative analysis, and its outlook for the economy and financial markets. The underlying funds are selected by BNYM Investment Adviser based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance, and other factors, including the correlation and covariance among the underlying funds.

Central Bank Policy, Trade and Disease Influence Markets

Equity markets were affected by an array of geopolitical developments in 2019, ranging from civil protests in Hong Kong and attacks on Saudi Arabia’s oil infrastructure, to an impeachment inquiry against the U.S. president and the Brexit saga in the U.K. Continuing trade tensions between the U.S. and China remained a key influencer of investor sentiment and equity market valuations for much of the period. Alternating signs of progress and deterioration in the trade dispute occurred, although the year concluded with President Trump indicating that he would sign the first phase of a deal. Investor optimism helped fuel a rally that pushed U.S. equity indices to new record highs in December 2019.

Central banks worked during the period to support economic growth. The U.S. Federal Reserve (the “Fed”) cut interest rates in September and October 2019 to support weak inflation and flagging growth. In December 2019, the Bank of Japan announced a stimulus package worth 26 trillion yen to help alleviate potential economic setbacks from a typhoon and consumption tax increase. The People’s Bank of China and European Central Bank also provided additional support to their respective jurisdictions during the six months. Despite these measures, volatility reentered equity markets in January 2020, due to concerns over the Coronavirus outbreak. Investor concern increased in February 2020, exacerbating a sell-off that decimated market gains for the six-month period and sent some equity indices into modestly negative territory.

Bonds generally outperformed stocks during the period. The Fed cut rates twice during the six months, each time by 25 basis points, which supported prices of short-term instruments. After the cuts, the Fed signaled it would pause, and expectations for better growth prospects in 2020 emerged, due to progress in U.S./China trade negotiations and stronger forward-looking economic data. Rates at the long end of the curve began to rise, and the yield curve steepened during the last months of 2019. Risk assets rallied and outperformed like-duration U.S. Treasuries during this time. However, volatility reentered the picture in January 2020, as an outbreak of the Coronavirus caused investor concerns about future economic growth. A flight to quality ensued, causing rates across much of the U.S. Treasury curve to fall during January and February of 2020, bolstering returns for many debt securities. However, the perception of increased economic risk caused many areas of the high yield market to pull back during the final month of the period.

Asset Allocation and Manager Selection Constrains Performance

The fund’s asset allocation and manager selection strategies detracted from relative returns during the six months. The fund’s relative overweight to stocks during a time when some areas of the equity markets trailed bonds was a mild headwind. Small cap stocks generally trailed the broader equity market during the period, so the fund’s overweight allocation took away from results. The fund’s underweight allocation to fixed-income securities also constrained returns. The high yield allocation hurt returns during the six months, as the asset class underperformed the broader fixed-income market over the last months of the period. In addition, several managers trailed their benchmarks during the period. The BNY Mellon Focused Equity Opportunities Fund was among the leading detractors, lagging its benchmark due to stock selection decisions in the consumer discretionary, financials and health care sectors. The BNY Mellon Income Stock Fund also underperformed its respective benchmark for the period.

Conversely, a couple of strategies produced results that helped relative performance. The fund’s bias towards large cap U.S. equities, which outpaced small and mid cap securities during the period, was beneficial. An underweight to emerging-markets securities, which lagged their developed market counterparts, also provided a tailwind. The fund’s individual bond holdings also worked to bolster results. From a manager selection

24

perspective, the BNY Mellon Research Growth Fund and the BNY Mellon International Fund both outperformed their respective benchmarks for the six months, benefiting returns.

Positioned for the Current Market Environment

It is our opinion that this economic and market downturn, while steep, will eventually pass. The fund continues to be invested in line with BNY Mellon Wealth Management’s best thinking, and we believe it is well positioned to weather the current environment. We will continue to take advantage of market volatility to add quality investments to the portfolio at reduced valuations.

March 16, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 31, 2020, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Morningstar Inc. — Morningstar Moderate Target Risk Index serves as a benchmark to help with target-risk, mutual fund selection and evaluation by offering an objective yardstick for moderate performance comparison. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

25

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from September 1, 2019 to February 29, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended February 29, 2020
	Class M	Investor Shares	Class A	Class C	Class I	Class Y
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$4.25	$5.50	–	–	–	–
Ending value (after expenses)	$1,010.50	$1,009.20	–	–	–	–
Annualized expense ratio (%)	.85	1.10	–	–	–	–
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$3.15	$4.39	–	–	–	–
Ending value (after expenses)	$1,008.20	$1,007.10	–	–	–	–
Annualized expense ratio (%)	.63	.88	–	–	–	–
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$3.94	$5.15	$5.59	$9.21	$4.18	$3.94
Ending value (after expenses)	$955.40	$953.70	$953.90	$950.00	$954.10	$954.20
Annualized expense ratio (%)	.81	1.06	1.15	1.90	.86	.81
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.48	$5.72	–	–	–	–
Ending value (after expenses)	$1,000.20	$998.80	–	–	–	–
Annualized expense ratio (%)	.90	1.15	–	–	–	–
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.07	$6.31	–	–	–	–
Ending value (after expenses)	$1,000.60	$999.70	–	–	–	–
Annualized expense ratio (%)	1.02	1.27	–	–	–	–
BNY Mellon Focused Equity Opportunities Fund
Expenses paid per $1,000†	$4.28	$5.53	–	–	–	–
Ending value (after expenses)	$1,003.90	$1,002.70	–	–	–	–
Annualized expense ratio (%)	.86	1.11	–	–	–	–

26

Expenses and Value of a $1,000 Investment (continued)
Assume actual returns for the six months ended February 29, 2020
	Class M	Investor Shares
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.75	$5.99
Ending value (after expenses)	$1,009.00	$1,007.80
Annualized expense ratio (%)	.95	1.20
BNY Mellon International Fund
Expenses paid per $1,000†	$5.09	$6.33
Ending value (after expenses)	$1,007.20	$1,005.90
Annualized expense ratio (%)	1.02	1.27
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$7.01	$8.26
Ending value (after expenses)	$1,041.60	$1,039.30
Annualized expense ratio (%)	1.38	1.63
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$5.33	$6.56
Ending value (after expenses)	$983.90	$982.60
Annualized expense ratio (%)	1.08	1.33
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$1.50	$2.74
Ending value (after expenses)	$1,008.30	$1,006.80
Annualized expense ratio (%)	.30	.55

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

27

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended February 29, 2020
	Class M	Investor Shares	Class A	Class C	Class I	Class Y
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$4.27	$5.52	–	–	–	–
Ending value (after expenses)	$1,020.64	$1,019.39	–	–	–	–
Annualized expense ratio (%)	.85	1.10	–	–	–	–
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$3.17	$4.42	–	–	–	–
Ending value (after expenses)	$1,021.73	$1.020.49	–	–	–	–
Annualized expense ratio (%)	.63	.88	–	–	–	–
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$4.07	$5.32	$5.77	$9.52	$4.32	$4.07
Ending value (after expenses)	$1,020.84	$1,019.59	$1,019.14	$1,015.42	$1,020.59	$1,020.84
Annualized expense ratio (%)	.81	1.06	1.15	1.90	.86	.81
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.52	$5.77	–	–	–	–
Ending value (after expenses)	$1,020.39	$1,019.14	–	–	–	–
Annualized expense ratio (%)	.90	1.15	–	–	–	–
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.12	$6.37	–	–	–	–
Ending value (after expenses)	$1,019.79	$1,018.55	–	–	–	–
Annualized expense ratio (%)	1.02	1.27	–	–	–	–
BNY Mellon Focused Equity Opportunities Fund
Expenses paid per $1,000†	$4.32	$5.57	–	–	–	–
Ending value (after expenses)	$1,020.59	$1,019.34	–	–	–	–
Annualized expense ratio (%)	.86	1.11	–	–	–	–

28

Expenses and Value of a $1,000 Investment (continued)
Assuming a hypothetical 5% annualized return for the six months ended February 29, 2020
	Class M	Investor Shares
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.77	$6.02
Ending value (after expenses)	$1,020.14	$1,018.90
Annualized expense ratio (%)	.95	1.20
BNY Mellon International Fund
Expenses paid per $1,000†	$5.12	$6.37
Ending value (after expenses)	$1,019.79	$1,018.55
Annualized expense ratio (%)	1.02	1.27
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$6.92	$8.17
Ending value (after expenses)	$1,018.00	$1,016.76
Annualized expense ratio (%)	1.38	1.63
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$5.42	$6.67
Ending value (after expenses)	$1,019.49	$1,018.25
Annualized expense ratio (%)	1.08	1.33
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$1.51	$2.77
Ending value (after expenses)	$1,023.37	$1,022.13
Annualized expense ratio (%)	.30	.55

† Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

29

STATEMENT OF INVESTMENTS
February 29, 2020 (Unaudited)

BNY Mellon Large Cap Stock Fund
Description	Shares		Value ($)
Common Stocks - 99.7%
Banks - 3.7%
Bank of America	63,327		1,804,819
Citigroup	1,300		82,498
JPMorgan Chase & Co.	14,313		1,661,882
KeyCorp	17,600		287,760
MGIC Investment	62,000		745,860
Popular	17,819		854,956
Wells Fargo & Co.	6,800		277,780
		5,715,555
Capital Goods - 5.4%
Carlisle	5,000		726,450
Cummins	1,500		226,935
Emerson Electric	13,200		846,252
Honeywell International	15,800		2,562,286
Hubbell	2,000	[a]	266,480
Johnson Controls International	24,714		903,791
Lockheed Martin	4,507		1,667,004
Northrop Grumman	900		295,956
Pentair	4,486		176,704
The Timken Company	16,700		748,828
		8,420,686
Commercial & Professional Services - .3%
Robert Half International	10,829		545,890
Consumer Durables & Apparel - 2.1%
Garmin	4,882		431,520
NIKE, Cl. B	12,622		1,128,154
Tempur Sealy International	9,629	[b]	719,768
Whirlpool	7,484	[a]	956,904
		3,236,346
Consumer Services - 1.4%
Hilton Grand Vacations	1,000	[b]	26,660
Hilton Worldwide Holdings	1,900		184,680
McDonald's	1,605		311,643
Starbucks	20,670		1,621,148
		2,144,131
Diversified Financials - 4.4%
Ally Financial	12,500		313,375
American Express	8,696		955,951
Ameriprise Financial	4,900		692,370
Berkshire Hathaway, Cl. B	2,692	[b]	555,467
Capital One Financial	1,300		114,738
Discover Financial Services	14,637		959,894
OneMain Holdings	22,200		815,850
S&P Global	5,489		1,459,580
Synchrony Financial	33,695		980,524
		6,847,749
Energy - 5.0%
Cabot Oil & Gas	24,279		338,206
Chevron	19,635		1,832,731
ConocoPhillips	20,978		1,015,755
Devon Energy	5,900		95,816
Exxon Mobil	17,644		907,607
Kinder Morgan	50,693		971,785
Patterson-UTI Energy	33,300	[a]	190,809
Phillips 66	12,558		940,092
Pioneer Natural Resources	1,400		171,892

BNY Mellon Large Cap Stock Fund (continued)
Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Energy - 5.0% (continued)
TechnipFMC	28,572		424,008
The Williams Companies	45,791		872,319
WPX Energy	6,000	[a,b]	55,980
		7,817,000
Food & Staples Retailing - 1.3%
Casey's General Stores	310		50,536
Walmart	18,766		2,020,723
		2,071,259
Food, Beverage & Tobacco - 4.1%
Altria Group	22,972		927,380
Mondelez International, Cl. A	30,400		1,605,120
Monster Beverage	20,506	[b]	1,279,779
PepsiCo	7,340		969,100
Philip Morris International	15,010		1,228,869
The Coca-Cola Company	9,033		483,175
		6,493,423
Health Care Equipment & Services - 3.8%
AmerisourceBergen	5,600		472,192
Chemed	100		41,762
DaVita	3,900	[b]	302,718
Hologic	4,943	[b]	232,914
Humana	2,800		895,104
IDEXX Laboratories	4,274	[b]	1,087,776
McKesson	500		69,930
STERIS	3,000		475,860
UnitedHealth Group	7,395		1,885,429
Veeva Systems, Cl. A	3,197	[b]	453,878
		5,917,563
Household & Personal Products - 3.0%
Kimberly-Clark	8,860		1,162,343
The Procter & Gamble Company	30,777		3,484,880
		4,647,223
Insurance - 1.7%
Globe Life	13,015		1,205,970
MetLife	4,541		193,992
Prudential Financial	2,960		223,332
The Allstate	3,944		415,106
Unum Group	29,449		686,456
		2,724,856
Materials - 1.5%
Ball	9,784		689,381
Cabot	3,500		130,830
PPG Industries	800		83,560
Reliance Steel & Aluminum	7,400		756,946
Sealed Air	11,323		343,200
Valvoline	18,300		356,850
		2,360,767
Media & Entertainment - 8.2%
Alphabet, Cl. A	2,232	[b]	2,989,206
Alphabet, Cl. C	2,265	[b]	3,033,582
AMC Networks, Cl. A	2,700	[a,b]	83,700
Charter Communications, Cl. A	2,957	[b]	1,458,304
Comcast, Cl. A	10,600		428,558
Electronic Arts	2,000	[b]	202,740
Facebook, Cl. A	19,192	[b]	3,693,884

30

BNY Mellon Large Cap Stock Fund (continued)
Description		Shares		Value ($)
Common Stocks - 99.7% (continued)
Media & Entertainment - 8.2% (continued)
Netflix		500	[b]	184,515
The Interpublic Group of Companies		14,000	[a]	299,040
The Walt Disney Company		4,596		540,719
			12,914,248
Pharmaceuticals Biotechnology & Life Sciences - 10.4%
AbbVie		21,047		1,803,938
Agilent Technologies		14,477		1,115,742
Alexion Pharmaceuticals		5,435	[b]	511,053
Biogen		1,709	[b]	527,038
Bristol-Myers Squibb		23,173		1,368,597
Eli Lilly & Co.		2,707		341,434
Incyte		11,041	[b]	832,602
IQVIA Holdings		2,039	[b]	284,420
Johnson & Johnson		25,240		3,394,275
Merck & Co.		30,851		2,361,953
Mettler-Toledo International		1,129	[b]	792,219
Thermo Fisher Scientific		4,371		1,271,087
Waters		2,086	[a,b]	406,541
Zoetis		9,059		1,206,931
			16,217,830
Real Estate - 3.3%
Boston Properties		3,100	[c]	399,714
Brandywine Realty Trust		75,000	[c]	1,018,500
Corporate Office Properties Trust		6,600	[c]	167,244
Lamar Advertising, Cl. A		800	[c]	66,992
Mid-America Apartment Communities		12,500	[c]	1,615,750
Public Storage		4,499	[c]	940,831
VICI Properties		35,411	[a,c]	887,400
			5,096,431
Retailing - 6.4%
Amazon.com		2,505	[b]	4,718,794
AutoZone		666	[b]	687,652
eBay		26,100	[a]	904,104
Foot Locker		16,679	[a]	604,614
Genuine Parts		9,244		806,447
LKQ		35,400	[b]	1,047,132
Target		2,000		206,000
The Home Depot		4,981		1,085,061
			10,059,804
Semiconductors & Semiconductor Equipment - 3.6%
Applied Materials		4,700		273,164
Broadcom		3,213		875,928
Intel		46,859		2,601,612
Lam Research		700		205,401
NVIDIA		1,800		486,126
Qorvo		2,300	[b]	231,334
Qualcomm		11,000		861,300
Teradyne		2,700		158,652
			5,693,517
Software & Services - 16.4%
Accenture, Cl. A		9,840		1,777,006
Adobe		5,584	[b]	1,927,150
Automatic Data Processing		6,926		1,071,729

BNY Mellon Large Cap Stock Fund (continued)
Description		Shares		Value ($)
Common Stocks - 99.7% (continued)
Software & Services - 16.4% (continued)
CACI International, Cl. A		3,928	[b]	962,439
Cadence Design Systems		16,061	[b]	1,062,275
Fortinet		5,637	[b]	575,312
International Business Machines		6,824		888,144
Intuit		2,954		785,321
Mastercard, Cl. A		2,707		785,707
Microsoft		56,387		9,135,258
Oracle		11,400		563,844
PayPal Holdings		14,887	[b]	1,607,647
Verisign		4,279	[b]	811,940
Visa, Cl. A		16,946	[a]	3,080,105
WEX		3,462	[b]	648,225
			25,682,102
Technology Hardware & Equipment - 7.0%
Apple		27,261		7,452,067
Cisco Systems		44,973		1,795,772
HP		41,393		860,560
Xerox Holdings		27,835		896,287
			11,004,686
Telecommunication Services - 2.9%
AT&T		58,318		2,053,960
Verizon Communications		44,485		2,409,308
			4,463,268
Transportation - 1.7%
Norfolk Southern		2,516		458,793
Union Pacific		2,994		478,471
United Airlines Holdings		11,611	[b]	715,121
United Parcel Service, Cl. B		10,587		958,018
			2,610,403
Utilities - 2.1%
IDACORP		5,600		541,184
MDU Resources Group		19,200		532,416
NRG Energy		21,700		720,657
OGE Energy		27,368		1,042,721
Vistra Energy		24,800		476,904
			3,313,882
Total Common Stocks (cost $124,885,268)			155,998,619
1-Day Yield (%)
Investment Companies - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $841,978)	1.59	841,978	[d]	841,978
Total Investments (cost $125,727,246)		100.2%	156,840,597
Liabilities, Less Cash and Receivables		(.2%)	(327,396)
Net Assets		100.0%	156,513,201

aSecurity, or portion thereof, on loan. At February 29, 2020, the value of the fund’s securities on loan was $7,390,502 and the value of the collateral was $7,488,156, consisting of U.S. Government & Agency securities.
b Non-income producing security.
c Investment in real estate investment trust within the United States.
d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

31

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	27.1
Health Care	14.1
Communication Services	11.1
Consumer Discretionary	9.9
Financials	9.8
Consumer Staples	8.4
Industrials	7.4
Energy	5.0
Real Estate	3.3
Utilities	2.1
Materials	1.5
Investment Companies	.5
100.2

† Based on net assets.
See notes to financial statements.

32

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 63.3%
Automobiles & Components - .1%
Aptiv	1,010		78,891
BorgWarner	1,780	[a]	56,248
General Motors	155		4,728
Harley-Davidson	2,799	[a]	85,286
		225,153
Banks - 3.0%
Bank of America	90,344		2,574,804
Citigroup	8,095		513,709
Citizens Financial Group	6,935		219,770
Fifth Third Bancorp	3,234		78,910
JPMorgan Chase & Co.	14,527		1,686,730
KeyCorp	10,500		171,675
M&T Bank	630		88,439
The PNC Financial Services Group	4,920		621,888
Truist Financial	43,832		2,022,408
U.S. Bancorp	5,082		236,008
Wells Fargo & Co.	15,332		626,312
Zions Bancorp	2,665		106,467
		8,947,120
Capital Goods - 4.6%
3M	3,596		536,667
Allegion	2,996		344,510
Caterpillar	1,992		247,486
Deere & Co.	10,866		1,700,312
Donaldson	2,340		105,487
Dover	4,092		420,412
Eaton	4,989		452,602
Emerson Electric	1,163		74,560
Fastenal	10,530	[a]	360,337
Flowserve	6,180		248,374
Fortive	2,056		142,193
General Dynamics	741		118,330
General Electric	16,290		177,235
Hexcel	3,105		200,676
Honeywell International	12,886		2,089,723
Illinois Tool Works	2,190		367,438
Ingersoll-Rand	5,160		665,846
Johnson Controls International	1,141		41,726
Lockheed Martin	1,377		509,311
Northrop Grumman	1,146		376,851
Parker-Hannifin	612		113,079
Raytheon	3,200		603,392
Roper Technologies	676		237,749
Stanley Black & Decker	653		93,836
The Boeing Company	2,917		802,496
The Toro Company	4,710		336,435
TransDigm Group	78	[a]	43,509
United Rentals	875	[b]	115,920
United Technologies	15,581		2,034,723
W.W. Grainger	220		61,059
Xylem	2,698	[a]	208,663
		13,830,937
Commercial & Professional Services - .2%
Nielsen Holdings	9,885		180,006
Robert Half International	2,005		101,072

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 63.3% (continued)
Commercial & Professional Services - .2% (continued)
Waste Management	2,644		292,982
		574,060
Consumer Durables & Apparel - .6%
Leggett & Platt	5,010		198,697
Lennar, Cl. A	4,900		295,666
Newell Brands	970	[a]	14,967
NIKE, Cl. B	13,275		1,186,519
VF	3,015		217,080
		1,912,929
Consumer Services - 1.9%
Carnival	2,398	[a]	80,237
Marriott International, Cl. A	608		75,392
McDonald's	5,119		993,956
MGM Resorts International	62,670		1,539,175
Starbucks	14,548		1,141,000
Wynn Resorts	1,077	[a]	116,294
Yum! Brands	18,317		1,634,792
		5,580,846
Diversified Financials - 2.7%
American Express	1,959		215,353
Ameriprise Financial	1,989		281,046
Berkshire Hathaway, Cl. B	8,471	[b]	1,747,906
BlackRock	406		187,982
Capital One Financial	3,733		329,475
CME Group	12,298		2,445,088
Discover Financial Services	4,067		266,714
Intercontinental Exchange	7,863		701,537
Moody's	720		172,822
Morgan Stanley	6,300		283,689
S&P Global	1,858		494,061
State Street	4,884		332,649
T. Rowe Price Group	31		3,658
The Charles Schwab	10,961		446,661
The Goldman Sachs Group	1,060		212,816
		8,121,457
Energy - 2.2%
Apache	5,945		148,149
Baker Hughes	10,622		170,908
Cabot Oil & Gas	3,870		53,909
Chevron	20,784		1,939,979
Cimarex Energy	2,715		89,731
ConocoPhillips	2,066		100,036
Diamondback Energy	2,170		134,540
EOG Resources	8,909		563,583
Exxon Mobil	17,014		875,200
Helmerich & Payne	2,710		99,972
Hess	1,575		88,484
HollyFrontier	155		5,220
Kinder Morgan	2,030		38,915
Marathon Oil	19,735		163,406
Marathon Petroleum	3,221		152,740
National Oilwell Varco	6,150		115,067
ONEOK	1,650		110,088

33

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 63.3% (continued)
Energy - 2.2% (continued)
Phillips 66	3,608		270,095
Pioneer Natural Resources	1,152		141,443
Schlumberger	7,424		201,116
The Williams Companies	1,054		20,079
Valero Energy	18,022		1,193,957
		6,676,617
Food & Staples Retailing - .6%
Costco Wholesale	2,865		805,466
Sysco	1,650		109,973
The Kroger Company	6,927		194,857
Walgreens Boots Alliance	2,077		95,044
Walmart	5,587		601,608
		1,806,948
Food, Beverage & Tobacco - 2.7%
Altria Group	9,404		379,639
Archer-Daniels-Midland	4,910		184,861
Campbell Soup	230	[a]	10,378
Conagra Brands	1,425		38,033
Constellation Brands, Cl. A	1,330		229,265
General Mills	95		4,655
McCormick & Co.	1,809		264,458
Molson Coors Beverage, Cl. B	4,205	[a]	208,610
Mondelez International, Cl. A	16,435		867,768
Monster Beverage	2,265	[b]	141,359
PepsiCo	6,684		882,489
Philip Morris International	27,839		2,279,179
The Coca-Cola Company	47,925		2,563,508
The Hershey Company	281		40,461
The Kraft Heinz Company	1,321		32,721
Tyson Foods, Cl. A	1,390		94,284
		8,221,668
Health Care Equipment & Services - 4.4%
Abbott Laboratories	5,913		455,478
AmerisourceBergen	2,188		184,492
Anthem	2,439		627,043
Baxter International	1,555		129,796
Becton Dickinson & Co.	3,010		715,838
Boston Scientific	56,399	[b]	2,108,759
Cardinal Health	1,040		54,205
Cerner	5,230		362,282
Cigna	2,556		467,595
CVS Health	39,305		2,326,070
Danaher	4,112		594,513
Edwards Lifesciences	1,553	[b]	318,117
Henry Schein	3,641	[b]	221,883
Humana	1,673		534,825
Intuitive Surgical	1,890	[b]	1,009,184
McKesson	359		50,210
Medtronic	7,085		713,247
ResMed	2,322		369,105
Stryker	2,623		499,918
UnitedHealth Group	5,874		1,497,635
		13,240,195

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 63.3% (continued)
Household & Personal Products - 1.0%
Colgate-Palmolive	9,168		619,482
Coty, Cl. A	6,900	[a]	63,687
Kimberly-Clark	1,327		174,089
The Clorox Company	2,630		419,275
The Estee Lauder Companies, Cl. A	3,305		606,798
The Procter & Gamble Company	10,201		1,155,059
		3,038,390
Insurance - 1.6%
Aflac	500		21,425
American International Group	43,550		1,836,068
Aon	3,496		727,168
Chubb	739		107,177
Cincinnati Financial	1,410		131,468
Lincoln National	2,076		94,230
Marsh & McLennan	4,296		449,190
MetLife	3,712		158,577
Prudential Financial	1,076		81,184
The Allstate	4,455		468,889
The Hartford Financial Services Group	8,125		405,844
The Travelers Companies	2,826		338,583
		4,819,803
Materials - 1.9%
Air Products & Chemicals	10,023		2,201,151
CF Industries Holdings	940		34,648
Corteva	4,664		126,861
Dow	4,664		188,472
DuPont de Nemours	4,664		200,086
Ecolab	2,045		369,020
FMC	3,835		357,038
Freeport-McMoRan	21,175		210,903
International Paper	1,354		50,044
Linde	2,112		403,413
LyondellBasell Industries, Cl. A	1,780		127,199
Newmont	4,845		216,232
Nucor	1,060		43,831
PPG Industries	2,965		309,694
The Mosaic Company	1,760		29,973
The Sherwin-Williams Company	186		96,116
Vulcan Materials	2,949		354,647
WestRock	6,535		217,289
		5,536,617
Media & Entertainment - 5.9%
Alphabet, Cl. A	3,398	[b]	4,550,771
Alphabet, Cl. C	1,677	[b]	2,246,056
Charter Communications, Cl. A	446	[b]	219,954
Comcast, Cl. A	70,705		2,858,603
Discovery, Cl. C	1,555	[b]	39,031
Facebook, Cl. A	24,297	[b]	4,676,444
Netflix	3,043	[b]	1,122,958
Omnicom Group	820	[a]	56,810
The Walt Disney Company	14,392		1,693,219
Twitter	1,085	[b]	36,022

34

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 63.3% (continued)
Media & Entertainment - 5.9% (continued)
ViacomCBS, Cl. B	959		23,601
		17,523,469
Pharmaceuticals Biotechnology & Life Sciences - 4.6%
AbbVie	25,723		2,204,718
Allergan	991		188,954
Amgen	3,754		749,786
Biogen	1,290	[b]	397,823
Bristol-Myers Squibb	45,168		2,667,622
Eli Lilly & Co.	8,550		1,078,411
Gilead Sciences	15,116		1,048,446
Johnson & Johnson	14,663		1,971,880
Merck & Co.	11,176		855,635
Mettler-Toledo International	283	[b]	198,581
Pfizer	31,233		1,043,807
Thermo Fisher Scientific	3,810		1,107,948
Waters	1,322	[b]	257,645
		13,771,256
Real Estate - 1.8%
American Tower	10,125	[c]	2,296,350
Apartment Investment & Management, Cl. A	6,761	[c]	323,446
AvalonBay Communities	2,125	[c]	426,254
Crown Castle International	2,870	[c]	411,242
Equinix	373	[c]	213,654
Equity Residential	177	[c]	13,293
Extra Space Storage	40	[c]	4,014
Federal Realty Investment Trust	488	[c]	56,774
Healthpeak Properties	11,405	[a,c]	360,854
Iron Mountain	7,915	[a,c]	240,695
Kimco Realty	13,895	[a,c]	241,078
Mid-America Apartment Communities	55	[c]	7,109
Realty Income	1,140	[c]	82,525
Simon Property Group	762	[c]	93,787
The Macerich Company	1,085	[a,c]	22,156
Ventas	3,045	[c]	163,730
Welltower	4,935	[c]	369,237
Weyerhaeuser	1,200	[c]	31,176
		5,357,374
Retailing - 3.8%
Amazon.com	3,311	[b]	6,237,096
Booking Holdings	368	[b]	624,003
Dollar General	1,250		187,875
Dollar Tree	2,974	[b]	246,931
eBay	2,742	[a]	94,983
Genuine Parts	414		36,117
Lowe's	4,856		517,504
Macy's	4,909	[a]	64,946
O'Reilly Automotive	1,605	[b]	591,796
Ross Stores	2,308		251,064
The Home Depot	6,503		1,416,614
The TJX Companies	18,904		1,130,459
		11,399,388

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 63.3% (continued)
Semiconductors & Semiconductor Equipment - 3.6%
Advanced Micro Devices	40,790	[a,b]	1,855,129
Analog Devices	1,503		163,902
Applied Materials	5,935		344,942
Broadcom	1,590		433,466
Intel	22,522		1,250,421
Lam Research	8,359		2,452,781
Micron Technology	6,870	[b]	361,087
NVIDIA	9,218		2,489,505
Qualcomm	3,107		243,278
Texas Instruments	7,818		892,347
Xilinx	1,834		153,121
		10,639,979
Software & Services - 9.1%
Accenture, Cl. A	4,293		775,273
Adobe	9,337	[b]	3,222,385
ANSYS	845	[b]	204,651
Autodesk	1,980	[b]	377,942
Automatic Data Processing	5,887		910,954
Cognizant Technology Solutions, Cl. A	6,007		366,007
DXC Technology	1,729		41,686
Fiserv	6,857	[b]	749,882
International Business Machines	2,406		313,141
Intuit	737		195,931
Jack Henry & Associates	1,825		276,925
Manhattan Associates	4,670	[b]	314,571
Mastercard, Cl. A	8,442		2,450,290
Microsoft	61,077		9,895,085
Oracle	15,810		781,963
Paychex	9,514		737,145
PayPal Holdings	3,617	[b]	390,600
Salesforce.com	6,297	[b]	1,073,009
Visa, Cl. A	23,464	[a]	4,264,817
		27,342,257
Technology Hardware & Equipment - 3.8%
Amphenol, Cl. A	8,829		809,443
Apple	28,674		7,838,325
Cisco Systems	29,387		1,173,423
Cognex	5,025		223,813
Corning	11,080	[a]	264,369
Hewlett Packard Enterprise	20,128		257,437
HP	3,338		69,397
IPG Photonics	2,070	[b]	264,215
Motorola Solutions	768		127,242
TE Connectivity	3,580		296,675
Western Digital	1,211		67,283
		11,391,622
Telecommunication Services - .8%
AT&T	30,943		1,089,812
CenturyLink	23,435	[a]	282,860
Verizon Communications	16,015		867,372
		2,240,044
Transportation - .9%
CSX	7,713		543,381

35

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 63.3% (continued)
Transportation - .9% (continued)
Delta Air Lines		3,995		184,289
Expeditors International of Washington		4,145		291,891
FedEx		1,550		218,813
Norfolk Southern		757		138,039
Southwest Airlines		9,025		416,865
Union Pacific		5,443		869,846
United Parcel Service, Cl. B		1,559		141,074
			2,804,198
Utilities - 1.5%
AES		10,070		168,471
American Electric Power		1,420		126,749
CenterPoint Energy		5,755		132,480
CMS Energy		8,406		507,891
Dominion Energy		885		69,189
DTE Energy		660		73,702
Duke Energy		1,027	[a]	94,176
Eversource Energy		2,320	[a]	200,587
Exelon		3,460		149,161
NextEra Energy		4,239		1,071,450
NiSource		10,190		275,334
NRG Energy		6,525		216,695
Pinnacle West Capital		1,425		127,523
Sempra Energy		4,408		616,150
The Southern Company		500		30,180
Xcel Energy		10,110		630,055
			4,489,793
Total Common Stocks (cost $89,757,136)			189,492,120
1-Day Yield (%)
Investment Companies - 36.8%
Registered Investment Companies - 36.8%
BNY Mellon Dynamic Value Fund, Cl. Y		987,567	[d]	32,283,568
BNY Mellon Income Stock Fund, Cl. M		3,433,340	[d]	26,093,384
BNY Mellon Research Growth Fund, Cl. Y		3,435,781	[d]	50,505,985
Dreyfus Institutional Preferred Government Plus Money Market Fund	1.59	1,211,962	[d]	1,211,962
Total Investment Companies (cost $106,110,382)			110,094,899

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $23,628)	1.59	23,628	[d]	23,628
Total Investments (cost $195,891,146)		100.1%	299,610,647
Liabilities, Less Cash and Receivables		(.1%)	(209,249)
Net Assets		100.0%	299,401,398

aSecurity, or portion thereof, on loan. At February 29, 2020, the value of the fund’s securities on loan was $9,004,718 and the value of the collateral was $9,138,267, consisting of cash collateral of $23,628 and U.S. Government & Agency securities valued at $9,114,639.
b Non-income producing security.
c Investment in real estate investment trust within the United States.
d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	36.8
Information Technology	16.5
Health Care	9.0
Financials	7.3
Communication Services	6.6
Consumer Discretionary	6.4
Industrials	5.7
Consumer Staples	4.4
Energy	2.2
Materials	1.9
Real Estate	1.8
Utilities	1.5
100.1

† Based on net assets.
See notes to financial statements.

36

BNY Mellon Income Stock Fund
Description		Shares	Value ($)
Common Stocks - 95.1%
Automobiles & Components - 2.1%
General Motors		557,074	16,990,757
Banks - 15.3%
Bank of America		1,149,596	32,763,486
Citigroup		367,796	23,340,334
JPMorgan Chase & Co.		329,503	38,258,593
U.S. Bancorp		681,275	31,638,411
			126,000,824
Capital Goods - 6.3%
Eaton		182,594	16,564,928
Ingersoll-Rand		56,501	7,290,889
United Technologies		211,113	27,569,247
			51,425,064
Consumer Services - 1.4%
Las Vegas Sands		195,461	11,397,331
Diversified Financials - 8.5%
Capital One Financial		109,289	9,645,847
Morgan Stanley		620,945	27,961,153
State Street		100,405	6,838,584
The Goldman Sachs Group		126,895	25,476,709
			69,922,293
Energy - 9.8%
ConocoPhillips		291,962	14,136,800
Hess		328,142	18,435,018
Marathon Petroleum		521,604	24,734,462
Phillips 66		157,192	11,767,393
Schlumberger		415,313	11,250,829
			80,324,502
Food, Beverage & Tobacco - 4.3%
Archer-Daniels-Midland		268,316	10,102,097
Conagra Brands		294,791	7,867,972
PepsiCo		65,403	8,635,158
Philip Morris International		109,710	8,981,958
			35,587,185
Health Care Equipment & Services - 4.9%
CVS Health		207,924	12,304,942
Medtronic		279,861	28,173,607
			40,478,549
Insurance - 4.6%
American International Group		282,114	11,893,926
Assurant		89,541	10,797,749
Chubb		104,274	15,122,858
			37,814,533
Materials - 7.3%
CF Industries Holdings		825,799	30,438,951
Dow		196,324	7,933,453
Louisiana-Pacific		280,648	7,984,436
Vulcan Materials		116,259	13,981,307
			60,338,147
Media & Entertainment - 1.3%
Omnicom Group		154,855	[a] 10,728,354
Pharmaceuticals Biotechnology & Life Sciences - 6.4%
AbbVie		234,052	20,060,597
Bristol-Myers Squibb		146,728	8,665,756
Gilead Sciences		105,237	7,299,238

BNY Mellon Income Stock Fund (continued)
Description		Shares	Value ($)
Common Stocks - 95.1% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 6.4% (continued)
Merck & Co.		213,501	16,345,637
			52,371,228
Real Estate - 3.1%
Outfront Media		427,904	[b] 11,270,991
Weyerhaeuser		545,159	[b] 14,163,231
			25,434,222
Semiconductors & Semiconductor Equipment - 4.0%
Applied Materials		258,164	15,004,492
Intel		179,313	9,955,458
Qualcomm		106,400	8,331,120
			33,291,070
Software & Services - 1.1%
International Business Machines		69,500	9,045,425
Technology Hardware & Equipment - 2.2%
Cisco Systems		198,689	7,933,652
Corning		422,708	[a] 10,085,813
			18,019,465
Telecommunication Services - 2.4%
AT&T		564,027	19,865,031
Transportation - 2.9%
Delta Air Lines		282,273	[a] 13,021,253
Union Pacific		67,265	10,749,620
			23,770,873
Utilities - 7.2%
Clearway Energy, Cl. C		468,264	9,852,275
Edison International		119,341	8,018,522
NextEra Energy Partners		181,624	[a] 10,474,256
PPL		1,032,944	30,998,649
			59,343,702
Total Common Stocks (cost $740,058,556)			782,148,555
	Preferred Dividend Rate (%)
Preferred Stocks - 2.1%
Health Care Equipment & Services - 2.1%
Becton Dickinson & Co., Ser. A (cost $19,385,701)	6.13	309,115	[a] 17,492,818
1-Day Yield (%)
Investment Companies - 3.5%
Registered Investment Companies - 3.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $28,435,433)	1.59	28,435,433	[c] 28,435,433

37

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Income Stock Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 1.3%
Registered Investment Companies - 1.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $10,785,565)	1.59	10,785,565	[c] 10,785,565
Total Investments (cost $798,665,255)		102.0%	838,862,371
Liabilities, Less Cash and Receivables		(2.0%)	(16,657,787)
Net Assets		100.0%	822,204,584

aSecurity, or portion thereof, on loan. At February 29, 2020, the value of the fund’s securities on loan was $32,721,021 and the value of the collateral was $33,687,783, consisting of cash collateral of $10,785,565 and U.S. Government & Agency securities valued at $22,902,218.
b Investment in real estate investment trust within the United States.
c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Financials	28.4
Health Care	13.4
Energy	9.8
Industrials	9.2
Information Technology	7.3
Materials	7.3
Utilities	7.2
Investment Companies	4.8
Consumer Staples	4.3
Communication Services	3.7
Consumer Discretionary	3.5
Real Estate	3.1
102.0

† Based on net assets.
See notes to financial statements.

38

BNY Mellon Mid Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 98.7%
Automobiles & Components - .3%
Aptiv	6,555		512,011
BorgWarner	13,695		432,762
Gentex	128,661		3,435,249
Lear	16,676		1,854,371
The Goodyear Tire & Rubber Company	45,510		440,764
Thor Industries	11,050		833,280
		7,508,437
Banks - 3.9%
Bank OZK	22,420		569,244
BOK Financial	8,956	[a]	648,414
CIT Group	20,510	[a]	814,452
Citizens Financial Group	167,418		5,305,476
Comerica	30,315		1,595,782
Cullen/Frost Bankers	14,850	[a]	1,164,091
East West Bancorp	182,524		7,070,980
F.N.B.	36,765		370,959
Fifth Third Bancorp	339,625		8,286,850
First Horizon National	86,970	[a]	1,159,310
First Republic Bank	53,140		5,344,290
Huntington Bancshares	593,675		7,284,392
KeyCorp	431,535		7,055,597
M&T Bank	18,002		2,527,121
New York Community Bancorp	35,705		385,971
PacWest Bancorp	25,420		804,289
People's United Financial	67,055		938,099
Popular	189,154		9,075,609
Regions Financial	479,595		6,484,124
Signature Bank	103,449		12,941,470
SVB Financial Group	10,768	[b]	2,241,467
Synovus Financial	12,110		351,432
TCF Financial	180,147		6,564,557
Texas Capital Bancshares	13,220	[b]	622,398
Truist Financial	218,846		10,097,554
Umpqua Holdings	24,465		376,516
Zions Bancorp	31,960	[a]	1,276,802
		101,357,246
Capital Goods - 9.1%
AECOM	31,200	[b]	1,402,128
Air Lease	61,223		2,348,514
Allegion	38,103	[a]	4,381,464
AMETEK	159,298		13,699,628
Arconic	38,463		1,128,889
Cummins	20,482		3,098,722
Curtiss-Wright	24,466		2,934,452
Deere & Co.	40,552		6,345,577
Donaldson	40,700	[a]	1,834,756
Dover	83,033		8,530,810
Eaton	51,724		4,692,401
EnerSys	22,343		1,375,882
Fastenal	19,190	[a]	656,682
Fortune Brands Home & Security	64,957		4,011,095
Graco	69,341		3,419,898
HD Supply Holdings	108,786	[b]	4,136,044
HEICO, Cl. A	3,180		280,889

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Capital Goods - 9.1% (continued)
Hexcel	4,410	[a]	285,018
Hubbell	15,344	[a]	2,044,435
Huntington Ingalls Industries	18,817		3,867,458
IDEX	85,073		12,590,804
Ingersoll-Rand	46,607		6,014,167
ITT	63,919		3,844,728
Jacobs Engineering Group	14,695		1,356,936
L3Harris Technologies	53,713		10,620,671
Lincoln Electric Holdings	13,600	[a]	1,113,704
Masco	120,658		4,985,589
Mercury Systems	119,921	[b]	8,809,397
MSC Industrial Direct, Cl. A	4,645		287,154
Nordson	20,995		3,050,573
nVent Electric	23,415		562,194
Oshkosh	23,408		1,688,887
Owens Corning	172,335		9,735,204
PACCAR	84,956		5,683,556
Parker-Hannifin	35,005		6,467,874
Pentair	27,545		1,084,998
Quanta Services	189,081		7,209,659
Regal Beloit	4,470		347,051
Rockwell Automation	44,104		8,093,084
Roper Technologies	68,036		23,928,261
Snap-on	28,863	[a]	4,177,919
Spirit AeroSystems Holdings, Cl. A	89,460		4,727,066
Stanley Black & Decker	16,676		2,396,341
Textron	111,873		4,542,044
The Middleby	6,891	[b]	770,483
The Timken Company	35,535		1,593,389
TransDigm Group	8,180	[a]	4,562,886
United Rentals	18,545	[b]	2,456,842
W.W. Grainger	7,602		2,109,859
WABCO Holdings	35,342	[b]	4,774,704
Watsco	35,808		5,621,140
Westinghouse Air Brake Technologies	19,895		1,366,786
Xylem	82,739	[a]	6,399,034
		233,447,726
Commercial & Professional Services - 4.5%
ADT	23,725	[a]	151,603
Cintas	17,005		4,535,914
Clarivate Analytics	820,693	[b]	16,692,896
Copart	164,632	[b]	13,908,111
CoStar Group	41,854	[b]	27,941,312
Equifax	108,174		15,365,035
IAA	21,940	[b]	937,277
IHS Markit	38,186		2,720,371
KAR Auction Services	69,952	[a]	1,346,576
Manpowergroup	28,420		2,158,215
Republic Services	35,910		3,241,237
Robert Half International	45,667	[a]	2,302,073
Stericycle	8,075	[a,b]	463,747
TransUnion	1,455		129,379
Verisk Analytics	94,903		14,720,404

39

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Commercial & Professional Services - 4.5% (continued)
Waste Connections	100,208		9,669,070
		116,283,220
Consumer Durables & Apparel - 2.9%
Brunswick	5,585		297,122
Carter's	57,736	[a]	5,281,112
D.R. Horton	129,869		6,918,122
Garmin	22,545		1,992,753
Hanesbrands	51,240	[a]	678,418
Hasbro	77,038		5,951,185
Leggett & Platt	22,780		903,455
Lennar, Cl. A	43,126		2,602,223
Lululemon Athletica	73,556	[b]	15,991,810
Mattel	39,000	[a,b]	459,810
Mohawk Industries	29,027	[b]	3,516,621
Newell Brands	33,939	[a]	523,679
NVR	706	[b]	2,589,029
Peloton Interactive, Cl. A	280,434	[a,b]	7,484,783
Polaris	10,842	[a]	894,790
PulteGroup	55,720		2,239,944
PVH	11,861		879,019
Ralph Lauren	10,939		1,154,174
Skechers USA, Cl. A	237,982	[b]	7,872,445
Tapestry	22,170		519,887
Tempur Sealy International	7,540	[b]	563,615
Toll Brothers	36,670		1,357,890
Under Armour, Cl. A	24,735	[a,b]	350,990
Under Armour, Cl. C	24,910	[a,b]	310,877
Whirlpool	32,736	[a]	4,185,625
		75,519,378
Consumer Services - 3.0%
Aramark	9,845		342,015
Boyd Gaming	145,342	[a]	3,882,085
Caesars Entertainment	60,495	[b]	768,891
Chipotle Mexican Grill	10,395	[b]	8,041,364
Darden Restaurants	22,040		2,148,900
Domino's Pizza	1,213		411,765
Dunkin' Brands Group	15,355		1,021,415
Extended Stay America	22,205		243,811
Frontdoor	106,847	[b]	4,530,313
Grand Canyon Education	71,186	[b]	5,743,286
H&R Block	7,620	[a]	157,505
Hilton Grand Vacations	24,626	[b]	656,529
Hilton Worldwide Holdings	19,703		1,915,132
Hyatt Hotels, Cl. A	9,770	[a]	748,382
International Game Technology	135,487	[a]	1,441,582
Las Vegas Sands	61,156		3,566,006
MGM Resorts International	60,420		1,483,915
Norwegian Cruise Line Holdings	156,923	[b]	5,846,951
Royal Caribbean Cruises	10,310		829,027
Service Corp. International	52,230		2,496,072
ServiceMaster Global Holdings	19,135	[b]	684,459
Texas Roadhouse	103,893	[a]	5,840,864
Vail Resorts	5,741	[a]	1,220,594
Wyndham Destinations	86,648		3,457,255

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Consumer Services - 3.0% (continued)
Wyndham Hotels & Resorts	55,231		2,814,019
Wynn Resorts	139,876	[a]	15,103,810
Yum China Holdings	26,090		1,142,481
		76,538,428
Diversified Financials - 3.7%
Affiliated Managers Group	14,377		1,081,438
Ally Financial	35,690		894,748
Ameriprise Financial	67,127		9,485,045
Cboe Global Markets	5,148		586,872
Credit Acceptance	2,099	[a,b]	846,317
Discover Financial Services	128,240		8,409,979
E*TRADE Financial	63,410		2,902,910
Equitable Holdings Inc	21,350		456,890
Evercore, Cl. A	3,693		246,028
Interactive Brokers Group, Cl. A	4,160	[a]	212,576
Intercontinental Exchange	110,936		9,897,710
Invesco	113,010		1,627,344
Janus Henderson Group	7,970	[a]	168,964
Jefferies Financial Group	45,289		892,646
Legg Mason	26,905		1,340,407
LPL Financial Holdings	76,334		6,067,026
MFA Financial	228,495	[c]	1,652,019
Moody's	20,306		4,874,049
MSCI	2,884		852,049
Nasdaq	23,680		2,428,384
Navient	125,770		1,412,397
New Residential Investment	33,385	[c]	519,471
Northern Trust	19,900		1,746,424
Raymond James Financial	154,478		12,918,995
SEI Investments	6,025		329,628
SLM	329,427		3,416,158
Starwood Property Trust	32,795	[c]	727,393
State Street	31,745		2,162,152
Synchrony Financial	103,684		3,017,204
T. Rowe Price Group	17,895		2,111,789
TD Ameritrade Holding	37,886		1,599,926
Tradeweb Markets, Cl. A	49,412		2,382,647
Voya Financial	165,296	[a]	8,701,181
		95,968,766
Energy - 2.3%
Antero Midstream	1,819	[a]	7,931
Antero Resources	39,765	[b]	63,624
Apache	77,135		1,922,204
Apergy	76,859	[a,b]	1,429,577
Baker Hughes	33,345		536,521
Cabot Oil & Gas	72,235		1,006,234
Cheniere Energy	56,385	[b]	2,891,987
Cimarex Energy	32,583		1,076,868
Concho Resources	10,680		726,454
Devon Energy	74,950		1,217,188
Diamondback Energy	55,945	[a]	3,468,590
EQT	75,757	[a]	444,694
Equitrans Midstream	1,355	[a]	9,566
Halliburton	76,565		1,298,542
Helmerich & Payne	43,145		1,591,619

40

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Energy - 2.3% (continued)
Hess	2,045		114,888
HollyFrontier	30,210		1,017,473
Marathon Oil	195,408		1,617,978
Marathon Petroleum	98,674		4,679,121
Murphy Oil	51,365	[a]	968,230
National Oilwell Varco	69,565	[a]	1,301,561
Noble Energy	219,944		3,481,714
ONEOK	24,750		1,651,320
Parsley Energy, Cl. A	561,638		7,525,949
Patterson-UTI Energy	59,090	[a]	338,586
PBF Energy, Cl. A	24,435		547,100
Pioneer Natural Resources	34,099		4,186,675
Range Resources	132,510	[a]	367,053
Targa Resources	31,425		1,018,170
The Williams Companies	54,190		1,032,319
Transocean	228,180	[a,b]	764,403
Valero Energy	162,612		10,773,045
WPX Energy	115,940	[a,b]	1,081,720
		60,158,904
Food & Staples Retailing - .1%
Casey's General Stores	4,406		718,266
The Kroger Company	35,175		989,473
US Foods Holding	11,950	[b]	401,998
		2,109,737
Food, Beverage & Tobacco - 1.7%
Archer-Daniels-Midland	23,925		900,776
Beyond Meat	4,436	[a,b]	397,687
Brown-Forman, Cl. B	30,802	[a]	1,891,551
Bunge	7,710		361,985
Coca-Cola European Partners	53,528		2,727,787
Conagra Brands	294,822		7,868,799
Flowers Foods	20,245	[a]	435,875
Hormel Foods	16,455	[a]	684,528
Ingredion	106,568		8,877,114
Kellogg	1,085	[a]	65,610
Lamb Weston Holdings	32,136		2,792,297
McCormick & Co.	19,335	[a]	2,826,584
Molson Coors Beverage, Cl. B	4,370	[a]	216,796
Nomad Foods	190,537	[b]	3,517,313
The Hain Celestial Group	19,950	[a,b]	473,414
The Hershey Company	20,010		2,881,240
The J.M. Smucker Company	5,644		581,276
TreeHouse Foods	3,720	[a,b]	141,769
Tyson Foods, Cl. A	99,119		6,723,242
		44,365,643
Health Care Equipment & Services - 9.8%
ABIOMED	85,368	[b]	12,827,396
Acadia Healthcare	20,230	[a,b]	598,808
Alcon	140,794	[a,b]	8,630,672
Align Technology	78,710	[b]	17,186,328
AmerisourceBergen	78,338		6,605,460
Boston Scientific	243,290	[b]	9,096,613
Cantel Medical	2,830	[a]	178,573
Cardinal Health	36,315		1,892,738
Centene	278,915	[b]	14,788,073

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Health Care Equipment & Services - 9.8% (continued)
Cerner	27,900		1,932,633
Change Healthcare	163,230	[a,b]	2,218,296
Covetrus	21,794	[a,b]	242,131
DaVita	36,800	[a,b]	2,856,416
Dentsply Sirona	15,876		781,734
DexCom	85,143	[b]	23,499,468
Edwards Lifesciences	17,934	[b]	3,673,601
Encompass Health	39,209		2,934,402
Guardant Health	4,638	[a,b]	403,320
HealthEquity	97,912	[b]	6,950,773
Henry Schein	26,440	[b]	1,611,254
Hill-Rom Holdings	14,955		1,436,428
Hologic	26,535	[b]	1,250,329
Humana	16,181		5,172,742
IDEXX Laboratories	43,090	[b]	10,966,836
Insulet	32,570	[a,b]	6,187,323
Laboratory Corporation of America Holdings	101,771	[b]	17,880,147
Masimo	37,867	[b]	6,184,817
McKesson	16,717		2,338,040
Molina Healthcare	22,145	[b]	2,713,870
Penumbra	3,554	[a,b]	589,466
Premier, Cl. A	8,225	[b]	242,062
Quest Diagnostics	25,140		2,666,348
ResMed	23,420		3,722,843
STERIS	73,978		11,734,390
Teladoc Health	52,749	[a,b]	6,591,515
Teleflex	23,655		7,924,898
The Cooper Companies	37,389		12,135,348
Universal Health Services, Cl. B	36,458		4,511,313
Varian Medical Systems	70,701	[b]	8,694,102
Veeva Systems, Cl. A	19,166	[b]	2,720,997
West Pharmaceutical Services	4,337		652,979
Zimmer Biomet Holdings	119,603		16,283,948
		251,509,430
Household & Personal Products - .7%
Church & Dwight	185,342		12,884,976
Coty, Cl. A	140,720	[a]	1,298,846
Energizer Holdings	8,659	[a]	372,250
Herbalife Nutrition	14,290	[b]	462,424
Nu Skin Enterprises, Cl. A	13,635	[a]	334,330
Spectrum Brands Holdings	11,055		595,754
The Clorox Company	9,182		1,463,794
		17,412,374
Insurance - 3.7%
Alleghany	14,715		9,892,159
American Financial Group	927		85,673
American International Group	79,362		3,345,902
Aon	35,547		7,393,776
Arch Capital Group	116,737	[b]	4,719,677
Assurant	20,175		2,432,903
Assured Guaranty	22,780		929,652
Brighthouse Financial	13,115	[b]	470,042
Cincinnati Financial	31,575		2,944,053

41

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Insurance - 3.7% (continued)
Everest Re Group	17,973		4,455,147
Fidelity National Financial	48,465		1,878,503
First American Financial	6,565		374,862
Globe Life	30,462	[a]	2,822,609
Lincoln National	36,155		1,641,075
Loews	86,590		3,951,102
Markel	5,089	[b]	6,013,162
Marsh & McLennan	29,345		3,068,313
Old Republic International	74,895		1,476,929
Principal Financial Group	32,030		1,421,812
Reinsurance Group of America	70,369		8,587,129
The Allstate	26,242		2,761,970
The Hartford Financial Services Group	53,110		2,652,844
The Progressive	41,056		3,003,657
The Travelers Companies	17,188		2,059,294
Unum Group	77,965		1,817,364
Willis Towers Watson	58,056		10,987,098
WR Berkley	73,906		4,962,049
		96,148,756
Materials - 4.8%
Albemarle	19,155	[a]	1,567,837
Alcoa	31,700	[b]	439,679
Ashland Global Holdings	9,861	[a]	705,456
Avery Dennison	32,985		3,776,453
Ball	27,110		1,910,171
Celanese	22,210		2,081,965
CF Industries Holdings	21,630		797,282
Corteva	192,640		5,239,808
Crown Holdings	102,588	[b]	7,232,454
DuPont de Nemours	43,845		1,880,950
Eagle Materials	88,802		7,009,142
Eastman Chemical	16,320		1,003,843
Element Solutions	22,559	[b]	234,388
FMC	194,697		18,126,291
Freeport-McMoRan	570,182		5,679,013
Graphic Packaging Holding	108,683		1,469,394
Huntsman	288,141		5,457,391
International Flavors & Fragrances	12,210	[a]	1,462,514
International Paper	27,215		1,005,866
Louisiana-Pacific	304,614		8,666,268
Martin Marietta Materials	8,904		2,025,927
Newmont	301,386		13,450,857
Nucor	40,615		1,679,430
Nutrien	53,981	[a]	2,182,452
Olin	28,405	[a]	459,877
Packaging Corp. of America	16,505		1,495,683
Reliance Steel & Aluminum	12,440		1,272,488
Royal Gold	9,890		954,088
Sealed Air	29,410		891,417
Sonoco Products	25,750		1,241,407
Steel Dynamics	132,508		3,528,688
The Chemours Company	44,690	[a]	664,093
The Mosaic Company	542,254		9,234,586
United States Steel	48,715	[a]	390,694

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Materials - 4.8% (continued)
Valvoline	27,071		527,885
Vulcan Materials	59,473		7,152,223
W.R. Grace & Co.	8,521		481,948
Westlake Chemical	6,500		363,155
WestRock	24,011		798,366
		124,541,429
Media & Entertainment - 3.0%
Activision Blizzard	294,217		17,102,834
Altice USA, Cl. A	113,692	[b]	2,940,075
AMC Networks, Cl. A	8,125	[a,b]	251,875
Cinemark Holdings	39,280	[a]	1,019,709
Discovery, Cl. C	68,708	[b]	1,724,571
DISH Network, Cl. A	3,595	[b]	120,504
Electronic Arts	29,533	[b]	2,993,760
InterActiveCorp	20,130	[b]	4,105,312
John Wiley & Sons, Cl. A	20,651		768,011
Liberty Broadband, Cl. A	2,552	[b]	315,631
Liberty Broadband, Cl. C	8,505	[b]	1,070,694
Liberty Media Corp-Liberty Formula One, Cl. A	2,552	[b]	95,674
Liberty Media Corp-Liberty Formula One, Cl. C	135,095	[b]	5,276,811
Liberty Media Corp-Liberty SiriusXM, Cl. A	10,210	[b]	456,081
Liberty Media Corp-Liberty SiriusXM, Cl. C	31,005	[b]	1,383,443
Lions Gate Entertainment, Cl. B	26,099	[b]	193,133
NetEase, ADR	7,701		2,454,386
News Corp., Cl. A	121,260		1,464,214
Nexstar Media Group, Cl. A	6,260	[a]	719,775
Omnicom Group	51,517	[a]	3,569,098
Roku	8,305	[a,b]	944,029
Spotify Technology	38,734	[a,b]	5,311,206
The Interpublic Group of Companies	80,110	[a]	1,711,150
The Madison Square Garden Company, Cl. A	1,931	[b]	517,160
The New York Times Company, Cl. A	29,945	[a]	1,121,740
TripAdvisor	25,410		595,865
Twitter	277,772	[b]	9,222,030
ViacomCBS, Cl. B	43,191		1,062,931
Yelp	41,308	[a,b]	1,291,701
Zillow Group, Cl. C	139,342	[a,b]	7,776,677
Zynga, Cl. A	99,610	[b]	668,383
		78,248,463
Pharmaceuticals Biotechnology & Life Sciences - 3.5%
10X Genomics, CI. A	21,744	[a,b]	1,732,997
Agilent Technologies	38,810		2,991,087
Agios Phamaceuticals	8,136	[a,b]	386,297
Alkermes	10,935	[b]	227,885
Alnylam Pharmaceuticals	14,672	[a,b]	1,726,308
Avantor	121,666	[b]	1,916,239
BioMarin Pharmaceutical	14,271	[b]	1,289,670
Bio-Techne	11,230		2,121,235
Bluebird Bio	10,002	[a,b]	723,445
Catalent	8,560	[b]	441,097

42

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 3.5% (continued)
Charles River Laboratories International	11,800	[b]	1,835,726
Elanco Animal Health	7,377	[b]	202,130
Exact Sciences	11,475	[a,b]	928,901
Exelixis	35,375	[b]	657,621
FibroGen	37,221	[b]	1,555,838
GW Pharmaceuticals, ADR	17,205	[a,b]	1,760,244
Horizon Therapeutics	13,985	[b]	478,567
ICON	24,105	[b]	3,761,826
Illumina	24,772	[b]	6,581,177
Incyte	16,845	[b]	1,270,281
Ionis Pharmaceuticals	24,115	[a,b]	1,224,560
IQVIA Holdings	43,143	[b]	6,018,017
Jazz Pharmaceuticals	97,081	[b]	11,123,541
Mettler-Toledo International	4,135	[b]	2,901,529
Moderna Inc	17,938	[a,b]	465,132
Mylan	320,749	[b]	5,513,675
Nektar Therapeutics	32,350	[a,b]	673,204
Neurocrine Biosciences	56,360	[b]	5,337,292
PerkinElmer	4,260	[a]	368,234
Perrigo	17,520	[a]	888,089
PPD	69,121	[a,b]	1,927,093
QIAGEN	30,176	[b]	1,083,318
Sage Therapeutics	17,550	[a,b]	824,850
Sarepta Therapeutics	70,856	[a,b]	8,110,886
Seattle Genetics	6,830	[b]	777,664
Syneos Health	99,827	[a,b]	6,324,040
United Therapeutics	2,737	[b]	281,802
Waters	14,140	[a,b]	2,755,745
		89,187,242
Real Estate - 6.0%
Alexandria Real Estate Equities	50,529	[c]	7,674,345
American Homes 4 Rent, Cl. A	124,872	[c]	3,232,936
Americold Realty Trust	106,433	[c]	3,264,300
Apartment Investment & Management, Cl. A	25,727	[c]	1,230,780
Apple Hospitality REIT	54,700	[a,c]	714,929
AvalonBay Communities	14,696	[c]	2,947,871
Boston Properties	141,705	[c]	18,271,443
Brixmor Property Group	26,460	[c]	481,837
Brookfield Property REIT, Cl. A	32,185	[a,c]	524,937
Camden Property Trust	19,110	[c]	2,025,278
CBRE Group, Cl. A	192,983	[b]	10,834,066
CoreSite Realty	3,541	[c]	367,308
Corporate Office Properties Trust	16,880	[c]	427,739
Cousins Properties	11,750	[c]	419,358
CubeSmart	17,390	[c]	526,395
CyrusOne	36,925	[c]	2,236,916
Digital Realty Trust	105,868	[a,c]	12,715,805
Douglas Emmett	113,956	[c]	4,350,840
Duke Realty	109,549	[c]	3,557,056
EPR Properties	5,015	[a,c]	297,089
Equinix	9,035	[c]	5,175,248
Equity Commonwealth	57,860	[c]	1,820,276
Equity Lifestyle Properties	59,200	[c]	4,045,136

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Real Estate - 6.0% (continued)
Equity Residential	91,583	[c]	6,877,883
Essex Property Trust	9,625	[c]	2,727,340
Extra Space Storage	28,165	[c]	2,826,639
Healthcare Trust of America, Cl. A	43,835	[a,c]	1,365,022
Healthpeak Properties	38,600	[a,c]	1,221,304
Host Hotels & Resorts	105,409	[c]	1,526,322
Iron Mountain	26,653	[a,c]	810,518
JBG SMITH Properties	20,375	[a,c]	747,355
Jones Lang LaSalle	6,529		964,790
Kilroy Realty	49,124	[a,c]	3,570,824
Kimco Realty	69,560	[a,c]	1,206,866
Lamar Advertising, Cl. A	5,375	[c]	450,103
Medical Properties Trust	21,830	[a,c]	461,268
Mid-America Apartment Communities	6,670	[c]	862,164
National Retail Properties	9,130	[c]	464,261
Omega Healthcare Investors	31,760	[c]	1,257,696
Outfront Media	20,305	[c]	534,834
Park Hotels & Resorts	68,096	[a,c]	1,243,433
Prologis	42,708	[c]	3,599,430
Rayonier	45,224	[c]	1,199,793
Realty Income	62,015	[c]	4,489,266
Regency Centers	95,619	[c]	5,492,355
Retail Properties of America, Cl. A	151,476	[c]	1,585,954
SBA Communications	14,210	[c]	3,766,929
Service Properties Trust	45,249	[a,c]	818,102
SITE Centers	76,876	[c]	884,843
SL Green Realty	21,829	[c]	1,712,267
Spirit Realty Capital	15,884	[c]	722,722
STORE Capital	28,815	[c]	946,861
The Macerich Company	28,540	[a,c]	582,787
UDR	56,260	[c]	2,530,575
Ventas	9,065	[c]	487,425
VEREIT	164,040	[c]	1,420,586
VICI Properties	28,950	[a,c]	725,487
Weingarten Realty Investors	40,865	[c]	1,100,494
Welltower	34,295	[c]	2,565,952
Weyerhaeuser	50,117	[c]	1,302,040
WP Carey	34,605	[c]	2,678,773
		154,873,151
Retailing - 4.6%
Advance Auto Parts	12,860		1,710,123
AutoZone	8,711	[b]	8,994,195
Best Buy	36,250		2,742,312
Burlington Stores	51,246	[b]	11,082,460
CarMax	24,630	[a,b]	2,150,445
Carvana	4,515	[a,b]	374,339
Dollar General	86,037		12,931,361
Dollar Tree	25,421	[b]	2,110,706
eBay	143,204	[a]	4,960,587
Expedia Group	41,368		4,079,712
Floor & Decor Holdings, Cl. A	14,930	[a,b]	762,177
Foot Locker	92,485	[a]	3,352,581
Genuine Parts	13,330		1,162,909
Grubhub	14,346	[a,b]	690,186

43

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Retailing - 4.6% (continued)
Kohl's	27,330		1,069,969
LKQ	31,200	[b]	922,896
Macy's	38,425	[a]	508,363
Ollie's Bargain Outlet Holdings	85,453	[a,b]	4,346,994
O'Reilly Automotive	41,583	[b]	15,332,484
Pool	50,595		10,673,521
Ross Stores	141,707		15,414,887
Tiffany & Co.	12,130		1,620,447
Tractor Supply	45,730		4,047,562
Ulta Beauty	28,402	[a,b]	7,301,870
		118,343,086
Semiconductors & Semiconductor Equipment - 3.7%
Advanced Micro Devices	63,870	[a,b]	2,904,808
Analog Devices	28,386		3,095,493
Cypress Semiconductor	88,925		2,053,278
First Solar	201,567	[a,b]	9,225,722
KLA	36,032		5,538,479
Lam Research	21,200		6,220,716
Marvell Technology Group	189,712	[a]	4,040,866
Maxim Integrated Products	31,335		1,742,853
Microchip Technology	80,211	[a]	7,275,940
Monolithic Power Systems	2,853		452,600
NVIDIA	11,023		2,976,982
NXP Semiconductors	41,384		4,704,947
ON Semiconductor	449,894	[b]	8,395,022
Qorvo	75,460	[b]	7,589,767
Skyworks Solutions	196,255		19,660,826
Teradyne	88,881		5,222,648
Universal Display	8,768		1,392,271
Xilinx	30,960		2,584,850
		95,078,068
Software & Services - 16.8%
Akamai Technologies	16,890	[b]	1,461,154
Alliance Data Systems	8,320		714,522
Amdocs	31,324		1,996,905
Anaplan	10,657	[a,b]	478,926
ANSYS	70,916	[b]	17,175,146
Atlassian, Cl. A	11,580	[b]	1,678,637
Autodesk	23,166	[b]	4,421,926
Avalara	7,052		597,657
Black Knight	16,645	[b]	1,110,388
BlackLine	107,508	[a,b]	6,726,776
Broadridge Financial Solutions	128,241		13,383,231
Cadence Design Systems	350	[b]	23,149
CDK Global	71,262		3,279,477
Citrix Systems	11,990		1,239,646
CoreLogic	26,335		1,194,819
Coupa Software	4,840	[b]	724,790
DocuSign	212,585	[a,b]	18,348,211
DXC Technology	33,085		797,679
Elastic	3,236	[a,b]	239,011
EPAM Systems	38,302	[b]	8,549,006
Euronet Worldwide	78,839	[b]	9,779,190
Evertec	48,645		1,443,784

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Software & Services - 16.8% (continued)
Fidelity National Information Services	153,513		21,448,836
Fiserv	235,751	[b]	25,781,729
FleetCor Technologies	10,138	[b]	2,694,579
Fortinet	10,360	[b]	1,057,342
Gartner	68,565	[b]	8,871,625
Global Payments	190,729		35,088,414
Guidewire Software	7,560	[a,b]	828,652
HubSpot	95,978	[a,b]	17,223,252
Intuit	49,922		13,271,764
Jack Henry & Associates	21,980		3,335,245
Leidos Holdings	44,411		4,558,789
LogMeIn	6,451		549,851
New Relic	26,673	[b]	1,500,623
Nortonlifelock	52,900		1,006,687
Nuance Communications	584,751	[b]	12,642,317
Nutanix, Cl. A	22,865	[b]	545,102
Okta	15,400	[a,b]	1,972,124
Palo Alto Networks	12,380	[b]	2,285,596
Paychex	29,815		2,310,066
Paycom Software	5,762	[b]	1,628,629
Proofpoint	129,989	[b]	13,863,327
RealPage	159,890	[a,b]	10,248,949
RingCentral, Cl. A	9,925	[a,b]	2,339,819
Salesforce.com	15,400	[b]	2,624,160
Science Applications International	47,183	[a]	3,780,774
ServiceNow	50,932	[b]	16,608,416
Shopify, Cl. A	41,094	[b]	19,039,261
Slack Technologies, Cl. A	458,156	[a,b]	12,379,375
Smartsheet, Cl. A	11,499	[a,b]	532,404
Splunk	112,417	[b]	16,562,397
Square, Cl. A	182,126	[a,b]	15,176,560
SS&C Technologies Holdings	267,179		14,828,434
The Trade Desk, Cl. A	3,752	[a,b]	1,077,762
Twilio, Cl. A	133,279	[a,b]	15,012,547
Tyler Technologies	46,763	[b]	14,653,186
Verisign	22,480	[b]	4,265,580
WEX	47,999	[b]	8,987,333
Workday, Cl. A	5,119	[b]	886,867
Zendesk	61,430	[b]	4,872,013
Zscaler	11,980	[a,b]	622,840
		432,327,256
Technology Hardware & Equipment - 4.7%
Amphenol, Cl. A	216,481		19,846,978
Arrow Electronics	24,187	[b]	1,621,980
CDW	7,325		836,661
Cognex	113,431		5,052,217
Coherent	3,603	[a,b]	463,742
Corning	25,280		603,181
EchoStar, Cl. A	19,280	[b]	673,258
F5 Networks	9,231	[b]	1,107,258
Flex	139,253	[b]	1,547,101
FLIR Systems	408,773		17,360,589
Hewlett Packard Enterprise	160,535		2,053,243
Juniper Networks	54,150		1,149,063

44

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 98.7% (continued)
Technology Hardware & Equipment - 4.7% (continued)
Keysight Technologies		119,688	[b]	11,341,635
Lumentum Holdings		59,441	[b]	4,625,699
Motorola Solutions		25,235		4,180,935
National Instruments		186,023		7,493,006
NCR		32,605	[a,b]	821,646
NetApp		27,565		1,287,837
TE Connectivity		72,698		6,024,483
Trimble		302,753	[b]	11,952,688
Western Digital		264,013		14,668,562
Xerox Holdings		43,011		1,384,954
Zebra Technologies, Cl. A		29,670	[b]	6,259,480
			122,356,196
Telecommunication Services - .1%
GCI Liberty, Cl. A		13,860	[b]	957,865
Telephone & Data Systems		31,675		637,935
Zayo Group Holdings		2,090	[b]	73,129
			1,668,929
Transportation - 1.8%
CH Robinson Worldwide		12,690	[a]	874,341
Copa Holdings, Cl. A		8,535		709,600
Expeditors International of Washington		68,371		4,814,686
J.B. Hunt Transport Services		49,611		4,784,485
Kansas City Southern		52,912		7,972,780
Knight-Swift Transportation Holdings		280,513	[a]	8,959,585
Landstar System		16,252		1,640,964
Lyft, Cl. A		69,341	[a,b]	2,643,279
Macquarie Infrastructure		10,695		419,779
Schneider National, Cl. B		5,445		97,520
Southwest Airlines		229,074		10,580,928
United Airlines Holdings		34,750	[b]	2,140,252
XPO Logistics		7,737	[a,b]	572,306
			46,210,505
Utilities - 4.0%
AES		75,700		1,266,461
Ameren		53,545		4,230,055
American Electric Power		32,916		2,938,082
American Water Works		27,465		3,396,322
Atmos Energy		5,115		528,124
CenterPoint Energy		32,965		758,854
CMS Energy		57,200		3,456,024
Consolidated Edison		16,665		1,313,535
DTE Energy		62,094		6,934,037
Edison International		252,176		16,943,705
Entergy		87,587		10,239,796
Essential Utilities		43,740	[a]	1,881,257
Evergy		72,529		4,739,770
Eversource Energy		48,435		4,187,690
FirstEnergy		115,804		5,156,752
IDACORP		3,230		312,147
National Fuel Gas		18,160	[a]	664,838
NiSource		80,020		2,162,140
NRG Energy		65,635		2,179,738
OGE Energy		10,690		407,289

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 98.7% (continued)
Utilities - 4.0% (continued)
Pinnacle West Capital		35,875		3,210,454
PPL		198,984		5,971,510
Public Service Enterprise Group		30,530		1,566,494
Sempra Energy		21,360		2,985,701
UGI		3,975		143,259
Vistra Energy		132,980		2,557,205
WEC Energy Group		20,550		1,897,381
Xcel Energy		167,144		10,416,414
			102,445,034
Total Common Stocks (cost $1,735,948,398)			2,543,607,404

Exchange-Traded Funds - .6%
Registered Investment Companies - .6%
iShares Russell Mid-Cap Growth ETF		73,355	[a]	10,513,239
SPDR S&P MidCap 400 ETF Trust		13,607		4,505,142
Total Exchange-Traded Funds (cost $16,587,489)			15,018,381
1-Day Yield (%)
Investment Companies - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $19,373,456)	1.59	19,373,456	[d]	19,373,456

Investment of Cash Collateral for Securities Loaned - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $19,587,250)	1.59	19,587,250	[d]	19,587,250
Total Investments (cost $1,791,496,593)		100.8%	2,597,586,491
Liabilities, Less Cash and Receivables		(.8%)	(21,348,496)
Net Assets		100.0%	2,576,237,995

ADR—American Depository Receipt
ETF—Exchange-Traded Fund
REIT—Real Estate Investment Trust

aSecurity, or portion thereof, on loan. At February 29, 2020, the value of the fund’s securities on loan was $288,034,674 and the value of the collateral was $296,070,494, consisting of cash collateral of $19,587,250 and U.S. Government & Agency securities valued at $276,483,244.
b Non-income producing security.
c Investment in real estate investment trust within the United States.
d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

45

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	25.2
Industrials	15.4
Health Care	13.2
Financials	11.4
Consumer Discretionary	10.8
Real Estate	6.0
Materials	4.8
Utilities	4.0
Communication Services	3.1
Consumer Staples	2.5
Energy	2.3
Investment Companies	2.1
100.8

† Based on net assets.
See notes to financial statements.

46

BNY Mellon Small Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 95.7%
Automobiles & Components - .7%
Dorman Products	9,832	[a,b]	596,212
Gentherm	23,776	[b]	969,585
Stoneridge	25,912	[b]	572,655
Visteon	10,386	[a,b]	675,505
		2,813,957
Banks - 7.4%
Ameris Bancorp	32,125		1,098,033
Atlantic Union Bankshares	43,870	[a]	1,304,694
Banner	20,080		916,451
Boston Private Financial Holdings	76,902		750,179
Bryn Mawr Bank	12,327		409,749
Carolina Financial	7,964		258,034
Central Pacific Financial	24,763		592,331
Columbia Banking System	23,896		793,347
CVB Financial	16,467		305,298
Essent Group	46,780		2,041,479
First Bancorp	291,626		2,315,510
First Bancorp	11,513		369,567
First Interstate BancSystem, Cl. A	81,844		2,787,607
First Merchants	41,769		1,461,080
Hancock Whitney	34,987	[a]	1,172,065
HarborOne Bancorp	37,600	[b]	375,812
Heritage Commerce	35,576		365,010
Heritage Financial	17,911	[a]	415,356
National Bank Holdings, Cl. A	65,294		1,997,343
Old National Bancorp	67,925		1,070,498
Seacoast Banking Corp. of Florida	31,087	[b]	774,066
South State	11,393	[a]	776,091
TriState Capital Holdings	64,197	[b]	1,275,594
Triumph Bancorp	34,983	[b]	1,184,874
UMB Financial	15,175		882,426
Umpqua Holdings	73,905		1,137,398
United Community Banks	44,623		1,105,312
Webster Financial	47,305		1,796,171
		29,731,375
Capital Goods - 10.1%
Advanced Drainage Systems	30,313		1,268,902
Aerojet Rocketdyne Holdings	91,920	[a,b]	4,529,818
AeroVironment	13,731	[a,b]	705,636
Allied Motion Technologies	24,507		944,500
American Woodmark	12,990	[b]	1,088,172
Astec Industries	19,591		735,642
Astronics	25,625	[b]	519,419
Blue Bird	12,393	[b]	221,587
Builders FirstSource	65,913	[b]	1,496,884
Chase	342	[b]	29,651
Construction Partners, Cl. A	149,590	[a,b]	2,544,526
Curtiss-Wright	12,489		1,497,931
EMCOR Group	11,350		873,042
Energy Recovery	165,281	[a,b]	1,626,365
EnerSys	16,631		1,024,137
Granite Construction	24,076	[a]	489,224
Kaman	8,958		496,811
Kennametal	13,049	[a]	362,762
Kornit Digital	60,919	[b]	2,427,622

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 95.7% (continued)
Capital Goods - 10.1% (continued)
Lindsay	9,251	[a]	916,127
Masonite International	33,297	[b]	2,447,329
Mercury Systems	43,125	[b]	3,167,962
Nesco Holdings	131,099	[b]	399,852
Proto Labs	6,413	[b]	562,035
Quanta Services	39,536		1,507,508
Regal Beloit	4,656		361,492
Rexnord	25,234		735,823
SiteOne Landscape Supply	17,348	[a,b]	1,721,789
Tennant	21,801		1,559,644
The Gorman-Rupp Company	4,779		152,880
The Greenbrier Companies	33,400	[a]	809,282
TPI Composites	38,887	[b]	923,177
TriMas	27,964	[b]	708,887
Valmont Industries	12,922		1,501,795
		40,358,213
Commercial & Professional Services - 3.7%
ADT	121,505	[a]	776,417
Clarivate Analytics	229,433	[b]	4,666,667
Covanta Holding	212,141		2,834,204
Deluxe	14,914	[a]	496,636
Harsco	39,088	[b]	468,665
Huron Consulting Group	4,500	[b]	267,030
Interface	120,917		1,764,179
Knoll	32,314		570,019
Korn Ferry	21,652		757,387
The Brink's Company	27,084		2,120,406
		14,721,610
Consumer Durables & Apparel - 2.9%
Cavco Industries	3,946	[b]	795,987
Century Communities	60,704	[a,b]	2,023,264
G-III Apparel Group	31,037	[b]	693,987
iRobot	11,668	[a,b]	559,947
KB Home	49,212		1,603,819
M.D.C. Holdings	16,051		631,446
Oxford Industries	12,116	[a]	731,685
Skyline Champion	47,694	[b]	1,215,243
Taylor Morrison Home	119,568	[b]	2,692,671
TRI Pointe Group	45,518	[b]	697,791
		11,645,840
Consumer Services - 2.6%
Adtalem Global Education	32,917	[b]	1,016,148
BJ‘s Restaurants	20,703		682,164
Houghton Mifflin Harcourt	257,433	[b]	1,408,159
OneSpaWorld Holdings	133,572	[a]	1,632,250
Penn National Gaming	21,550	[b]	637,234
Planet Fitness, Cl. A	36,194	[b]	2,442,733
Ruth's Hospitality Group	25,361		485,156
Shake Shack, Cl. A	11,538	[a,b]	685,819
The Cheesecake Factory	36,050	[a]	1,284,462
		10,274,125
Diversified Financials - 2.5%
Assetmark Financial Holdings	42,696	[a,b]	1,131,017
Blucora	13,262	[b]	230,759
Federated Hermes	42,680		1,231,318

47

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 95.7% (continued)
Diversified Financials - 2.5% (continued)
FirstCash	25,724		1,978,690
Green Dot, Cl. A	6,250	[b]	213,500
OneMain Holdings	54,778		2,013,092
PJT Partners, Cl. A	65,168		2,929,302
WisdomTree Investments	57,163		232,082
		9,959,760
Energy - 2.5%
Apergy	30,524	[b]	567,746
Ardmore Shipping	97,821		538,016
Cactus, Cl. A	59,346		1,620,739
Dril-Quip	15,887	[a,b]	565,895
Euronav	70,113		654,154
Helix Energy Solutions Group	78,077	[b]	523,897
Newpark Resources	90,179	[b]	316,528
PBF Energy, Cl. A	136,827		3,063,557
Scorpio Tankers	50,529	[a]	999,464
Select Energy Services, Cl. A	183,705	[b]	1,194,083
		10,044,079
Food & Staples Retailing - .4%
Grocery Outlet Holding	45,344	[a,b]	1,435,138
Food, Beverage & Tobacco - 2.6%
Calavo Growers	32,641	[a]	2,364,840
Darling Ingredients	78,285	[b]	2,011,925
Flowers Foods	34,903	[a]	751,462
Fresh Del Monte Produce	23,738		650,896
Freshpet	57,579	[b]	3,826,700
The Hain Celestial Group	41,110	[a,b]	975,540
		10,581,363
Health Care Equipment & Services - 6.5%
1Life Healthcare	67,657	[b]	1,462,744
Acadia Healthcare	98,838	[a,b]	2,925,605
AdaptHealth	21,943	[b]	354,379
Align Technology	1,738	[b]	379,492
AMN Healthcare Services	8,586	[b]	631,930
AtriCure	35,190	[b]	1,352,000
AxoGen	112,195	[b]	1,388,974
Centene	12,722	[b]	674,520
Evolent Health, Cl. A	160,350	[a,b]	1,481,634
iRhythm Technologies	22,912	[a,b]	1,992,657
LHC Group	10,981	[b]	1,333,752
Natus Medical	18,485	[b]	496,877
Nevro	10,192	[b]	1,326,489
NuVasive	14,428	[b]	949,507
R1 RCM	84,953	[b]	1,043,223
Tabula Rasa HealthCare	55,694	[a,b]	3,128,332
Teladoc Health	38,135	[a,b]	4,765,350
ViewRay	203,072	[a,b]	582,817
		26,270,282
Household & Personal Products - .3%
Inter Parfums	19,377		1,163,783
Insurance - 2.9%
Argo Group International Holdings	34,125		1,919,873
Kemper	8,689		598,151
Kinsale Captial Group	6,163	[a]	748,620
Palomar Holdings	94,014	[b]	4,776,851

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 95.7% (continued)
Insurance - 2.9% (continued)
Safety Insurance Group	6,454		508,188
Selective Insurance Group	17,646		984,294
The Hanover Insurance Group	18,747		2,222,269
		11,758,246
Materials - 5.7%
Alamos Gold, Cl. A	607,086		3,539,311
Cabot	115,705		4,325,053
Carpenter Technology	21,033		772,963
Coeur Mining	132,241	[b]	550,123
Constellium	67,011	[b]	830,936
Eagle Materials	23,195		1,830,781
IAMGOLD	563,501	[b]	1,600,343
Livent	84,978	[a,b]	758,854
Louisiana-Pacific	163,996		4,665,686
Norbord	40,646	[a]	1,084,842
Schnitzer Steel Industries, Cl. A	36,435		600,449
Summit Materials, Cl. A	111,840	[b]	2,185,354
		22,744,695
Media & Entertainment - 2.2%
Cardlytics	28,070	ab	2,228,477
Gray Television	56,552	[a,b]	1,069,964
IMAX	21,211	[b],	330,467
John Wiley & Sons, Cl. A	7,597		282,532
MSG Networks, Cl. A	49,303	[a,b]	623,190
Nexstar Media Group, Cl. A	17,909	[a]	2,059,177
Scholastic	20,275		650,625
Sinclair Broadcast Group, Cl. A	35,777	[a]	830,384
TEGNA	35,550	[a]	509,076
World Wrestling Entertainment, Cl. A	5,250	[a]	245,543
		8,829,435
Pharmaceuticals Biotechnology & Life Sciences - 9.6%
10X Genomics, CI. A	6,484	[a,b]	516,775
Acceleron Pharma	18,620	[a,b]	1,600,016
Aerie Pharmaceuticals	91,566	[a,b]	1,602,405
Aimmune Therapeutics	25,719	[a,b]	612,369
Amicus Therapeutics	69,561	[a,b]	663,960
Arena Pharmaceuticals	9,708	[b]	432,977
Ascendis Pharma, ADR	6,013	[a,b]	783,975
Biohaven Pharmaceutical Holding	20,802	[a,b]	918,616
CareDx	21,961	[a,b]	511,911
CRISPR Therapeutics	9,385	[a,b]	501,628
Denali Therapeutics	34,007	[a,b]	672,318
Editas Medicine	10,999	[a,b]	243,958
FibroGen	33,189	[b]	1,387,300
Flexion Therapeutics	88,823	[a,b]	1,402,515
GW Pharmaceuticals, ADR	10,009	[a,b]	1,024,021
Intellia Therapeutics	15,458	[a,b]	206,364
Invitae	80,977	[a,b]	1,650,311
NanoString Technologies	42,216	[b]	1,505,423
Natera	33,166	[b]	1,257,157
NeoGenomics	59,301	[a,b]	1,679,997
Pacific Biosciences of California	138,176	[b]	469,798
Prevail Therapeutics	58,194	[b]	743,719
Prothena	45,283	[b]	482,717

48

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 95.7% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 9.6% (continued)
PTC Therapeutics	25,764	[b]	1,412,898
Quanterix	44,867	[a,b]	1,023,416
Revance Therapeutics	26,151	[a,b]	604,611
Sage Therapeutics	17,634	[a,b]	828,798
Sarepta Therapeutics	8,039	[a,b]	920,224
Syneos Health	36,630	[b]	2,320,510
TherapeuticsMD	977,479	[a,b]	1,651,940
Twist Bioscience	32,541	[b]	996,405
Ultragenyx Pharmaceutical	31,365	[a,b]	1,758,949
uniQure	34,897	[b]	1,795,800
Veracyte	23,812	[a,b]	587,918
Voyager Therapeutics	52,081	[b]	567,683
Xenon Pharmaceuticals	150,147	[b]	2,165,120
Zogenix	42,293	[a,b]	1,060,708
		38,565,210
Real Estate - 6.1%
Agree Realty	15,776	[c]	1,133,032
Colliers International Group	30,810	[a]	2,491,297
Columbia Property Trust	32,248	[c]	608,197
CoreSite Realty	21,163	[c]	2,195,238
Cousins Properties	11,360	[c]	405,438
Douglas Emmett	60,893	[c]	2,324,895
Empire State Realty Trust, Cl. A	86,943	[c]	1,017,233
Equity Commonwealth	21,750	[c]	684,255
Kilroy Realty	30,118	[a,c]	2,189,277
Newmark Group, Cl. A	79,643		760,591
Physicians Realty Trust	137,060	[c]	2,584,952
Potlatchdeltic	24,870	[c]	913,724
Redfin	132,767	[a,b]	3,592,675
Seritage Growth Properties, Cl. A	15,770	[a,b,c]	542,173
Sunstone Hotel Investors	95,384	[c]	1,044,455
Terreno Realty	14,779	[c]	810,924
Urban Edge Properties	71,440	[c]	1,157,328
		24,455,684
Retailing - 3.4%
Abercrombie & Fitch, Cl. A	46,015	[a]	604,177
Carvana	16,475	[a,b]	1,365,942
Dick's Sporting Goods	20,715	[a]	754,233
Dillard's, Cl. A	11,541	[a]	649,643
Etsy	25,170	[b]	1,455,078
Guess?	48,985	[a]	793,557
National Vision Holdings	108,225	[b]	3,768,394
Ollie's Bargain Outlet Holdings	34,325	[a,b]	1,746,113
The Children's Place	12,297		708,307
Urban Outfitters	33,681	[b]	791,840
Williams-Sonoma	15,444	[a]	963,551
		13,600,835
Semiconductors & Semiconductor Equipment - 2.2%
Diodes	63,959	[b]	2,814,836
First Solar	15,886	[a,b]	727,102
MKS Instruments	14,816		1,484,415
Power Integrations	16,129		1,404,029

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 95.7% (continued)
Semiconductors & Semiconductor Equipment - 2.2% (continued)
Semtech	60,746	[b]	2,398,860
		8,829,242
Software & Services - 11.8%
CACI International, Cl. A	13,360	[b]	3,273,467
Cardtronics, Cl. A	45,624	[a,b]	1,654,782
Cloudera	253,374	[a,b]	2,255,029
CSG Systems International	19,821		877,079
Everbridge	75,076	[a,b]	7,932,530
Evertec	70,360		2,088,285
HubSpot	20,939	[b]	3,757,504
I3 Verticals, Cl. A	46,234	[b]	1,339,861
KBR	34,226		888,507
Medallia	69,339	[a,b]	1,720,301
Mimecast	28,584	[b]	1,131,641
New Relic	11,154	[b]	627,524
NIC	35,544		650,100
Proofpoint	20,912	[b]	2,230,265
Rapid7	71,713	[b]	3,320,312
Shopify, Cl. A	12,559	[b]	5,818,710
Twilio, Cl. A	36,437	[a,b]	4,104,264
Verint Systems	24,349	[b]	1,336,273
Zendesk	28,065	[b]	2,225,835
		47,232,269
Technology Hardware & Equipment - 2.7%
Ciena	80,322	[b]	3,088,381
Coherent	10,777	[a,b]	1,387,108
Fabrinet	16,664	[b]	918,520
Littelfuse	5,456		871,214
Lumentum Holdings	31,118	[b]	2,421,603
NETGEAR	57,212	[b]	1,079,590
nLight	60,998	[a,b]	1,007,077
		10,773,493
Telecommunication Services - 1.2%
Bandwidth, Cl. A	75,179	[a,b]	4,728,007
Transportation - 3.7%
Echo Global Logistics	17,755	[b]	327,580
Knight-Swift Transportation Holdings	96,701	[a]	3,088,630
Landstar System	4,884		493,137
Marten Transport	85,203		1,664,867
Scorpio Bulkers	207,427	[a]	667,915
SkyWest	93,090		4,226,286
Spirit Airlines	27,776	[a,b]	790,227
Werner Enterprises	110,884	[a]	3,725,702
		14,984,344
Utilities - 2.0%
Avista	38,531		1,816,737
Chesapeake Utilities	11,115		950,333
Clearway Energy, Cl. C	112,200		2,360,688
NorthWestern	7,712		542,462
Portland General Electric	19,646		1,068,939
Southwest Gas Holdings	18,752		1,212,879
		7,952,038
Total Common Stocks (cost $331,177,066)		383,453,023

49

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Exchange-Traded Funds - .6%
Registered Investment Companies - .6%
iShares Russell 2000 ETF		12,725	[a]	1,862,049
Vanguard Small-Cap ETF		3,119	[a]	463,016
Total Exchange-Traded Funds (cost $2,605,757)			2,325,065
Maturity Date		Number of Warrants
Warrants - .0%
Capital Goods - .0%
Nesco Holdings (cost $52,560)	1/01/25	44,683		15,192
1-Day Yield (%)		Shares
Investment Companies - 3.6%
Registered Investment Companies - 3.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $14,302,748)	1.59	14,302,748	[d]	14,302,748

Investment of Cash Collateral for Securities Loaned - 3.9%
Registered Investment Companies - 3.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $15,605,906)	1.59	15,605,906	[d]	15,605,906
Total Investments (cost $363,744,037)		103.8%	415,701,934
Liabilities, Less Cash and Receivables		(3.8%)	(15,085,577)
Net Assets		100.0%	400,616,357

ADR—American Depository Receipt
ETF—Exchange-Traded Fund

aSecurity, or portion thereof, on loan. At February 29, 2020, the value of the fund’s securities on loan was $101,769,225 and the value of the collateral was $105,451,946, consisting of cash collateral of $15,605,906 and U.S. Government & Agency securities valued at $89,846,040.
b Non-income producing security.
c Investment in real estate investment trust within the United States.
d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Industrials	17.4
Information Technology	16.7
Health Care	16.2
Financials	12.8
Consumer Discretionary	9.6
Investment Companies	8.1
Real Estate	6.1
Materials	5.7
Communication Services	3.4
Consumer Staples	3.3
Energy	2.5
Utilities	2.0
103.8

† Based on net assets.
See notes to financial statements.

50

BNY Mellon Focused Equity Opportunities Fund
Description		Shares	Value ($)
Common Stocks - 100.4%
Banks - 5.4%
Bank of America		371,580	10,590,030
Truist Financial		229,730	10,599,742
			21,189,772
Capital Goods - 9.3%
Deere & Co.		74,415	11,644,459
Honeywell International		78,253	12,690,289
United Technologies		92,450	12,073,045
			36,407,793
Consumer Services - 5.3%
MGM Resorts International		460,880	11,319,213
Yum! Brands		108,098	9,647,747
			20,966,960
Diversified Financials - 3.5%
CME Group		69,913	13,900,103
Energy - 3.9%
Chevron		96,701	9,026,071
Valero Energy		93,873	6,219,086
			15,245,157
Food, Beverage & Tobacco - 7.0%
Philip Morris International		172,150	14,093,920
The Coca-Cola Company		248,196	13,276,004
			27,369,924
Health Care Equipment & Services - 7.0%
Boston Scientific		308,193	[a] 11,523,336
CVS Health		270,198	15,990,318
			27,513,654
Insurance - 3.3%
American International Group		309,040	13,029,126
Materials - 2.8%
Air Products & Chemicals		49,556	10,882,993
Media & Entertainment - 12.6%
Alphabet, Cl. A		13,720	[a] 18,374,510
Comcast, Cl. A		309,890	12,528,853
Facebook, Cl. A		96,172	[a] 18,510,225
			49,413,588
Pharmaceuticals Biotechnology & Life Sciences - 6.2%
AbbVie		127,120	10,895,455
Bristol-Myers Squibb		227,259	13,421,917
			24,317,372
Real Estate - 3.3%
American Tower		56,887	[b] 12,901,972
Retailing - 4.2%
Amazon.com		8,741	[a] 16,465,859
Semiconductors & Semiconductor Equipment - 9.4%
Advanced Micro Devices		299,070	[a] 13,601,704
Lam Research		42,500	12,470,775
NVIDIA		39,156	10,574,861
			36,647,340
Software & Services - 13.0%
Adobe		27,840	[a] 9,608,141
Microsoft		136,075	22,045,511
Visa, Cl. A		105,625	[c] 19,198,400
			50,852,052

BNY Mellon Focused Equity Opportunities Fund (continued)
Description		Shares	Value ($)
Common Stocks - 100.4% (continued)
Technology Hardware & Equipment - 4.2%
Apple		60,261	16,472,947
Total Common Stocks (cost $315,120,401)			393,576,612
1-Day Yield (%)
Investment Companies - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $734,579)	1.59	734,579	[d] 734,579
Total Investments (cost $315,854,980)		100.6%	394,311,191
Liabilities, Less Cash and Receivables		(.6%)	(2,366,910)
Net Assets		100.0%	391,944,281

aNon-income producing security.
b Investment in real estate investment trust within the United States.
c Security, or portion thereof, on loan. At February 29, 2020, the value of the fund’s securities on loan was $19,006,280 and the value of the collateral was $19,200,316, consisting of U.S. Government & Agency securities.
d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	26.5
Health Care	13.2
Communication Services	12.6
Financials	12.3
Consumer Discretionary	9.5
Industrials	9.3
Consumer Staples	7.0
Energy	3.9
Real Estate	3.3
Materials	2.8
Investment Companies	.2
100.6

† Based on net assets.
See notes to financial statements.

51

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small/Mid Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 97.4%
Banks - 5.0%
Cullen/Frost Bankers	26,291	[a]	2,060,951
Essent Group	30,939		1,350,178
First Bancorp	121,729		966,528
First Interstate BancSystem, Cl. A	19,912		678,203
First Merchants	16,248		568,355
First Republic Bank	2,350		236,340
National Bank Holdings, Cl. A	14,120		431,931
Signature Bank	2,297		287,355
South State	19,707	[a]	1,342,441
TCF Financial	16,969		618,350
TriState Capital Holdings	15,761	[b]	313,171
Triumph Bancorp	6,438	[b]	218,055
Webster Financial	32,719		1,242,340
		10,314,198
Capital Goods - 6.9%
Aerojet Rocketdyne Holdings	25,283	[b]	1,245,946
Allegion	1,512		173,865
Allied Motion Technologies	7,178		276,640
AMETEK	2,276		195,736
Builders FirstSource	31,728	[b]	720,543
Construction Partners, Cl. A	32,143	[a,b]	546,752
Curtiss-Wright	17,450		2,092,953
Energy Recovery	36,382	[a,b]	357,999
Graco	4,713		232,445
Kornit Digital	17,917	[b]	713,992
Masonite International	11,638	[b]	855,393
Mercury Systems	20,830	[b]	1,530,172
Owens Corning	16,387		925,702
Proto Labs	1,887	[b]	165,377
Quanta Services	23,559		898,305
Rockwell Automation	2,130		390,855
Roper Technologies	1,933		679,836
SiteOne Landscape Supply	5,102	[a,b]	506,374
The Greenbrier Companies	30,990		750,888
Valmont Industries	6,451		749,735
Xylem	2,710	[a]	209,591
		14,219,099
Commercial & Professional Services - 4.9%
ADT	54,304	[a]	347,003
Clarivate Analytics	216,580	[b]	4,405,237
CoStar Group	1,105	[b]	737,687
Covanta Holding	85,087		1,136,762
Equifax	12,757		1,812,004
The Brink's Company	12,848		1,005,870
Waste Connections	6,808		656,904
		10,101,467
Consumer Durables & Apparel - 2.7%
KB Home	23,243		757,489
Lululemon Athletica	4,048	[b]	880,076
Peloton Interactive, Cl. A	18,923	[a,b]	505,055
Ralph Lauren	14,446		1,524,197
Skechers USA, Cl. A	35,917	[b]	1,188,134
Taylor Morrison Home	31,563	[b]	710,799
		5,565,750

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.4% (continued)
Consumer Services - 4.7%
Adtalem Global Education	4,457	[b]	137,588
Chipotle Mexican Grill	516	[b]	399,167
Grand Canyon Education	16,843	[b]	1,358,893
Norwegian Cruise Line Holdings	35,419	[b]	1,319,712
OneSpaWorld Holdings	17,220	[a]	210,428
Penn National Gaming	10,297	[b]	304,482
Planet Fitness, Cl. A	10,645	[b]	718,431
Service Corp. International	64,640		3,089,146
Shake Shack, Cl. A	3,374	[a,b]	200,551
The Cheesecake Factory	30,498	[a]	1,086,644
Wynn Resorts	6,954	[a]	750,893
		9,575,935
Diversified Financials - 2.2%
Assetmark Financial Holdings	12,558	[a,b]	332,661
FirstCash	12,720		978,422
LPL Financial Holdings	3,687		293,043
OneMain Holdings	16,703		613,835
PJT Partners, Cl. A	23,357		1,049,897
Tradeweb Markets, Cl. A	3,356		161,826
Voya Financial	22,222	[a]	1,169,766
		4,599,450
Energy - 2.4%
Apergy	46,641	[b]	867,523
Cactus, Cl. A	10,892		297,461
Dril-Quip	13,016	[a,b]	463,630
Euronav	39,215		365,876
Parsley Energy, Cl. A	65,962		883,891
PBF Energy, Cl. A	53,297		1,193,320
PDC Energy	33,954	[a,b]	646,145
Scorpio Tankers	12,719	[a]	251,582
		4,969,428
Food & Staples Retailing - 1.0%
Casey's General Stores	9,406		1,533,366
Grocery Outlet Holding	12,990	[a,b]	411,134
		1,944,500
Food, Beverage & Tobacco - 1.6%
Calavo Growers	8,323	[a]	603,001
Darling Ingredients	18,551	[b]	476,761
Freshpet	17,237	[b]	1,145,571
Ingredion	13,634		1,135,712
		3,361,045
Health Care Equipment & Services - 8.8%
1Life Healthcare	20,263	[b]	438,086
ABIOMED	2,939	[b]	441,614
Acadia Healthcare	36,011	[a,b]	1,065,926
AdaptHealth	11,011	[b]	177,828
Align Technology	4,034	[b]	880,824
Amedisys	14,504	[b]	2,523,841
AtriCure	10,350	[b]	397,647
Boston Scientific	12,680	[b]	474,105
Centene	13,161	[b]	697,796
DexCom	4,832	[b]	1,333,632
Encompass Health	40,671		3,043,818
Evolent Health, Cl. A	27,329	[a,b]	252,520
Insulet	1,774	[b]	337,007

52

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.4% (continued)
Health Care Equipment & Services - 8.8% (continued)
iRhythm Technologies	6,739	[a,b]	586,091
Laboratory Corporation of America Holdings	1,486	[b]	261,075
Nevro	2,981	[b]	387,977
Omnicell	21,327	[b]	1,737,511
Tabula Rasa HealthCare	17,142	[a,b]	962,866
Teladoc Health	14,963	[a,b]	1,869,776
ViewRay	59,393	[a,b]	170,458
		18,040,398
Household & Personal Products - .2%
Inter Parfums	5,699		342,282
Insurance - 1.2%
Kinsale Captial Group	1,727	[a]	209,779
Markel	258	[b]	304,853
Palomar Holdings	15,327	[b]	778,765
The Hanover Insurance Group	9,607		1,138,814
		2,432,211
Materials - 6.7%
AptarGroup	20,597		2,081,739
Cabot	26,345		984,776
Constellium	19,484	[b]	241,602
Crown Holdings	15,395	[b]	1,085,347
Eagle Materials	11,078		874,387
FMC	17,360		1,616,216
Huntsman	52,777		999,596
Kinross Gold	228,738	[b]	1,148,265
Louisiana-Pacific	60,443		1,719,603
Newmont	12,686		566,176
Norbord	16,356	[a]	436,542
Summit Materials, Cl. A	32,895	[b]	642,768
The Mosaic Company	59,062		1,005,826
Vulcan Materials	2,887		347,191
		13,750,034
Media & Entertainment - 1.6%
Cardlytics	13,761	[a,b]	1,092,486
Liberty Media Corp-Liberty Formula One, Cl. C	9,176	[b]	358,415
Nexstar Media Group, Cl. A	4,489	[a]	516,145
Sinclair Broadcast Group, Cl. A	12,610	[a]	292,678
Spotify Technology	2,630	[a,b]	360,626
Twitter	16,874	[b]	560,217
		3,180,567
Pharmaceuticals Biotechnology & Life Sciences - 7.7%
10X Genomics, CI. A	3,383	[a,b]	269,625
Acceleron Pharma	5,451	[b]	468,404
Aerie Pharmaceuticals	37,460	[a,b]	655,550
Aimmune Therapeutics	7,564	[a,b]	180,099
Amicus Therapeutics	20,460	[a,b]	195,291
Arena Pharmaceuticals	2,842	[b]	126,753
Ascendis Pharma, ADR	1,768	[a,b]	230,512
Biohaven Pharmaceutical Holding	6,119	[a,b]	270,215
CareDx	6,459	[a,b]	150,559
CRISPR Therapeutics	2,745	[b]	146,720
Denali Therapeutics	10,002	[b]	197,740

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.4% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 7.7% (continued)
Editas Medicine	3,236	[b]	71,774
FibroGen	12,289	[b]	513,680
GW Pharmaceuticals, ADR	4,162	[a,b]	425,814
Illumina	1,672	[b]	444,200
Intellia Therapeutics	4,547	[a,b]	60,702
Invitae	38,620	[a,b]	787,076
Jazz Pharmaceuticals	12,520	[b]	1,434,542
Mylan	41,833	[b]	719,109
NanoString Technologies	12,344	[b]	440,187
Natera	9,713	[b]	368,171
NeoGenomics	17,442	[a,b]	494,132
Neurocrine Biosciences	2,878	[b]	272,547
Pacific Biosciences of California	40,641	[b]	138,179
Prevail Therapeutics	17,116	[b]	218,742
Prothena	13,319	[b]	141,981
PTC Therapeutics	7,562	[b]	414,700
Quanterix	13,196	[a,b]	301,001
Revance Therapeutics	7,692	[a,b]	177,839
Sage Therapeutics	9,416	[a,b]	442,552
Sarepta Therapeutics	6,703	[a,b]	767,292
Syneos Health	17,538	[b]	1,111,032
TherapeuticsMD	429,565	[a,b]	725,965
Twist Bioscience	9,536	[b]	291,992
Ultragenyx Pharmaceutical	12,737	[a,b]	714,291
uniQure	4,937	[b]	254,058
Veracyte	7,003	[a,b]	172,904
Voyager Therapeutics	14,872	[b]	162,105
Xenon Pharmaceuticals	26,192	[b]	377,689
Zogenix	16,748	[a,b]	420,040
		15,755,764
Real Estate - 6.4%
Americold Realty Trust	89,018	[a,c]	2,730,182
Colliers International Group	14,835		1,199,558
CoreSite Realty	9,990	[c]	1,036,263
Douglas Emmett	26,774	[c]	1,022,231
Empire State Realty Trust, Cl. A	134,248	[c]	1,570,702
Equinix	612	[c]	350,554
Kilroy Realty	14,395	[a,c]	1,046,373
Physicians Realty Trust	91,122	[c]	1,718,561
Redfin	36,630	[a,b]	991,208
Urban Edge Properties	93,268	[c]	1,510,942
		13,176,574
Retailing - 1.7%
Carvana	4,846	[a,b]	401,782
Etsy	7,403	[b]	427,967
National Vision Holdings	32,399	[b]	1,128,133
Ollie's Bargain Outlet Holdings	15,906	[a,b]	809,138
Ross Stores	5,888		640,497
		3,407,517
Semiconductors & Semiconductor Equipment - 2.4%
First Solar	30,392	[a,b]	1,391,042
NVIDIA	747		201,742
ON Semiconductor	48,155	[b]	898,572

53

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 97.4% (continued)
Semiconductors & Semiconductor Equipment - 2.4% (continued)
Power Integrations		4,745		413,052
Semtech		10,897	[b]	430,323
Skyworks Solutions		8,336		835,100
Teradyne		11,919		700,360
			4,870,191
Software & Services - 19.1%
Amdocs		42,989		2,740,549
CACI International, Cl. A		15,764	[b]	3,862,495
Cardtronics, Cl. A		9,484	[a,b]	343,985
Cloudera		112,419	[a,b]	1,000,529
CoreLogic		28,074		1,273,717
DocuSign		18,384	[a,b]	1,586,723
Euronet Worldwide		11,986	[b]	1,486,743
Everbridge		26,965	[a,b]	2,849,122
Fidelity National Information Services		5,608		783,550
HubSpot		10,910	[a,b]	1,957,799
I3 Verticals, Cl. A		13,598	[b]	394,070
Jack Henry & Associates		10,742		1,629,991
MAXIMUS		24,522		1,545,376
Medallia		20,394	[a,b]	505,975
Mimecast		8,407	[b]	332,833
New Relic		5,091	[b]	286,420
Nuance Communications		99,996	[b]	2,161,914
Proofpoint		20,140	[b]	2,147,931
Rapid7		21,092	[b]	976,560
ServiceNow		2,582	[b]	841,964
Shopify, Cl. A		6,534	[b]	3,027,268
Slack Technologies, Cl. A		31,122	[a,b]	840,916
Splunk		6,075	[b]	895,030
Square, Cl. A		12,318	[a,b]	1,026,459
SS&C Technologies Holdings		7,319		406,205
Twilio, Cl. A		19,772	[a,b]	2,227,118
WEX		5,459	[b]	1,022,143
Zendesk		12,428	[b]	985,665
			39,139,050
Technology Hardware & Equipment - 5.3%
Amphenol, Cl. A		4,187		383,864
Ciena		23,116	[b]	888,810
Cognex		2,804		124,890
Dolby Laboratories, Cl. A		40,311		2,648,433
FLIR Systems		82,496		3,503,605
Littelfuse		1,605		256,286
Lumentum Holdings		11,075	[b]	861,856
NETGEAR		7,936	[a,b]	149,752
nLight		17,941	[b]	296,206
Trimble		5,305	[b]	209,441
Western Digital		26,519		1,473,396
Zebra Technologies, Cl. A		767	[b]	161,814
			10,958,353
Telecommunication Services - .7%
Bandwidth, Cl. A		22,112	[a,b]	1,390,624
Transportation - 3.1%
Knight-Swift Transportation Holdings		64,966	[a]	2,075,014

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 97.4% (continued)
Transportation - 3.1% (continued)
Lyft, Cl. A		4,713	[a,b]	179,660
Marten Transport		15,002		293,139
SkyWest		57,627		2,616,266
Spirit Airlines		13,038	[a,b]	370,931
Werner Enterprises		27,539	[a]	925,310
			6,460,320
Utilities - 1.1%
Clearway Energy, Cl. C		52,907		1,113,163
PPL		38,868		1,166,429
			2,279,592
Total Common Stocks (cost $166,267,541)			199,834,349

Exchange-Traded Funds - .3%
Registered Investment Companies - .3%
iShares Russell 2000 Growth ETF (cost $701,943)		3,162	[a]	623,009
1-Day Yield (%)
Investment Companies - 2.2%
Registered Investment Companies - 2.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $4,533,142)	1.59	4,533,142	[d]	4,533,142

Investment of Cash Collateral for Securities Loaned - 2.6%
Registered Investment Companies - 2.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $5,420,456)	1.59	5,420,456	[d]	5,420,456
Total Investments (cost $176,923,082)		102.5%	210,410,956
Liabilities, Less Cash and Receivables		(2.5%)	(5,128,365)
Net Assets		100.0%	205,282,591

ADR—American Depository Receipt
ETF—Exchange-Traded Fund

aSecurity, or portion thereof, on loan. At February 29, 2020, the value of the fund’s securities on loan was $45,516,122 and the value of the collateral was $46,755,043, consisting of cash collateral of $5,420,456 and U.S. Government & Agency securities valued at $41,334,587.
b Non-income producing security.
c Investment in real estate investment trust within the United States.
d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

54

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	26.9
Health Care	16.5
Industrials	15.0
Consumer Discretionary	9.0
Financials	8.4
Materials	6.7
Real Estate	6.4
Investment Companies	5.1
Consumer Staples	2.8
Energy	2.4
Communication Services	2.2
Utilities	1.1
102.5

† Based on net assets.
See notes to financial statements.

55

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Fund
Description	Shares	Value ($)
Common Stocks - 98.9%
Australia - 5.5%
Aristocrat Leisure	376,165	8,074,092
Brambles	465,167	3,580,737
Fortescue Metals Group	2,578,716	[a] 16,822,168
Macquarie Group	205,429	17,790,774
		46,267,771
Austria - 1.2%
OMV	232,327	[b] 9,828,588
Denmark - 1.7%
Vestas Wind Systems	145,920	14,302,782
France - 12.5%
Air Liquide	63,833	8,710,508
Atos	139,297	[b] 10,470,624
BNP Paribas	306,001	14,951,721
Cie Generale des Etablissements Michelin	41,235	4,411,018
Klepierre	279,347	8,403,551
LVMH Moet Hennessy Louis Vuitton	37,343	15,406,917
Sanofi	260,923	[b] 24,131,116
Teleperformance	39,333	[b] 9,602,148
Vinci	94,348	9,596,904
		105,684,507
Germany - 6.6%
Allianz	69,252	14,959,801
Deutsche Boerse	67,778	10,675,926
Deutsche Post	208,262	[b] 6,238,667
Deutsche Telekom	1,159,056	18,956,017
Evonik Industries	211,261	[b] 5,237,450
		56,067,861
Hong Kong - 2.0%
Galaxy Entertainment Group	1,253,000	8,367,648
Sun Hung Kai Properties	602,000	8,621,732
		16,989,380
Ireland - .8%
ICON	45,639	[b] 7,122,422
Italy - 3.0%
Enel	1,906,769	15,966,511
Leonardo	918,896	[b] 9,438,978
		25,405,489
Japan - 21.4%
Asahi Kasei	761,900	6,319,146
Bandai Namco Holdings	118,600	5,891,613
Casio Computer	368,100	6,301,050
Denso	272,100	10,570,749
Hitachi	396,400	13,296,437
ITOCHU	274,700	6,245,037
Minebea Mitsumi	313,100	5,484,908
Mitsubishi Electric	995,900	12,567,828
Nippon Telegraph & Telephone	861,800	20,162,126
Recruit Holdings	235,400	8,174,008
Seven & i Holdings	215,400	7,355,400
Shin-Etsu Chemical	70,600	7,896,147
Shionogi & Co.	257,500	13,898,826
Showa Denko K.K.	222,300	4,772,456
Sony	413,800	25,607,223
Sumitomo Mitsui Financial Group	598,200	19,227,818

BNY Mellon International Fund (continued)
Description	Shares	Value ($)
Common Stocks - 98.9% (continued)
Japan - 21.4% (continued)
West Japan Railway	93,300	6,580,633
		180,351,405
Netherlands - 6.8%
Heineken	153,833	15,426,315
ING Groep	865,728	8,284,594
Koninklijke Ahold Delhaize	442,617	10,387,940
NN Group	245,825	8,415,905
Royal Dutch Shell, Cl. B	696,690	15,129,203
		57,643,957
Portugal - .7%
Galp Energia	450,187	6,179,641
Singapore - 1.2%
United Overseas Bank	548,600	9,733,000
Spain - 5.7%
ACS Actividades de Construccion y Servicios	246,672	7,430,323
Amadeus IT Group	156,962	11,121,186
Iberdrola	1,549,444	17,734,393
Industria de Diseno Textil	376,222	11,709,399
		47,995,301
Sweden - 5.1%
Epiroc, Cl. A	734,038	8,490,629
Essity, Cl. B	523,898	15,710,572
Lundin Petroleum	215,672	6,149,567
Swedish Match	213,265	12,483,623
		42,834,391
Switzerland - 9.8%
Julius Baer Group	208,349	8,752,557
Novartis	279,266	23,444,168
Roche Holding	108,080	35,228,080
STMicroelectronics	550,445	15,067,153
		82,491,958
United Kingdom - 14.9%
Anglo American	476,030	11,061,849
BAE Systems	1,331,201	10,551,975
Barclays	2,678,627	[a] 5,184,208
Bunzl	224,087	5,446,819
Centrica	9,730,490	9,128,992
Diageo	248,790	8,810,939
Ferguson	112,086	9,790,533
GlaxoSmithKline	570,699	11,500,423
Legal & General Group	4,671,499	[b] 15,755,049
Melrose Industries	1,743,453	4,757,829
Tate & Lyle	498,338	4,548,257
Unilever	371,808	19,935,335
Vodafone Group	5,602,362	9,784,077
		126,256,285
Total Common Stocks (cost $859,061,755)		835,154,738

Exchange-Traded Funds - .2%
United States - .2%
iShares MSCI EAFE ETF (cost $1,778,520)	25,373	1,579,216

56

BNY Mellon International Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,875,570)	1.59	3,875,570	[c] 3,875,570

Investment of Cash Collateral for Securities Loaned - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $5,542,346)	1.59	5,542,346	[c] 5,542,346
Total Investments (cost $870,258,191)		100.2%	846,151,870
Liabilities, Less Cash and Receivables		(.2%)	(1,720,169)
Net Assets		100.0%	844,431,701

ETF—Exchange-Traded Fund

aSecurity, or portion thereof, on loan. At February 29, 2020, the value of the fund’s securities on loan was $7,299,930 and the value of the collateral was $7,973,672, consisting of cash collateral of $5,542,346 and U.S. Government & Agency securities valued at $2,431,326.
b Non-income producing security.
c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals Biotechnology & Life Sciences	13.7
Capital Goods	12.3
Materials	7.2
Banks	6.8
Consumer Durables & Apparel	6.3
Telecommunication Services	5.8
Utilities	5.1
Food, Beverage & Tobacco	4.9
Insurance	4.6
Energy	4.4
Diversified Financials	4.4
Household & Personal Products	4.2
Software & Services	2.6
Commercial & Professional Services	2.5
Food & Staples Retailing	2.1
Real Estate	2.0
Consumer Services	1.9
Semiconductors & Semiconductor Equipment	1.8
Automobiles & Components	1.8
Technology Hardware & Equipment	1.6
Transportation	1.5
Retailing	1.4
Investment Companies	1.3
100.2

† Based on net assets.
See notes to financial statements.

57

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Emerging Markets Fund
Description	Shares		Value ($)
Common Stocks - 95.9%
Argentina - .8%
Globant	62,098	[a,b]	7,017,695
Brazil - 4.9%
Banco do Brasil	515,400		5,340,825
CCR	2,514,600		9,092,574
EDP - Energias do Brasil	1,522,400		6,842,783
Minerva	3,138,300	[b]	7,986,282
YDUQS Part	1,032,100	[b]	11,597,537
		40,860,001
China - 33.1%
Alibaba Group Holding, ADR	292,525	[b]	60,845,200
Anhui Conch Cement, Cl. H	1,124,500	[b]	8,316,548
ANTA Sports Products	1,219,000		9,916,996
China Construction Bank, Cl. H	25,240,939	[b]	20,562,291
China Medical System Holdings	2,807,000	[b]	3,478,934
China Resources Sanjiu Medical & Pharmaceutical, Cl. A	927,110	[b]	4,293,345
China Yangtze Power, Cl. A	1,236,425	[b]	3,016,921
CNOOC	5,051,000		6,965,521
ENN Energy Holdings	671,700	[b]	7,527,147
Gree Electric Appliances of Zhuhai, Cl. A	445,500	[b]	3,827,911
Meituan Dianping, Cl. B	695,000	[b]	8,897,636
New China Life Insurance, Cl. H	1,209,000	[b]	4,647,062
PICC Property & Casualty, Cl. H	3,038,000		3,172,934
Ping An Insurance Group Company of China, Cl. H	3,048,000		34,119,249
Shanghai Pharmaceuticals Holding, Cl. H	3,118,800	[b]	5,729,854
Sunny Optical Technology Group	210,500	[b]	3,307,598
TAL Education Group, ADR	70,181	[b]	3,817,145
Tencent Holdings	1,402,700	[b]	69,188,742
Times China Holdings	2,908,000	[b]	5,433,714
Wuliangye Yibin, Cl. A	343,100	[b]	5,990,011
Wuxi Biologics Cayman	196,500	[b,c]	2,864,891
		275,919,650
Colombia - 1.0%
Bancolombia, ADR	73,631	[a]	3,496,000
Grupo Aval Acciones y Valores, ADR	548,421		4,458,663
		7,954,663
Czech Republic - .8%
Moneta Money Bank	1,928,858	[c]	6,410,378
Greece - .7%
OPAP	543,304		5,804,210
Hong Kong - 2.6%
China Unicom Hong Kong	8,322,000	[b]	6,615,725
Galaxy Entertainment Group	1,283,224		8,569,487
Shimao Property Holdings	1,890,000		6,828,276
		22,013,488
Hungary - .3%
MOL Hungarian Oil & Gas	349,185	[b]	2,705,878
India - 8.3%
ACC	351,601		6,438,287
Hindustan Petroleum	1,366,342	[b]	3,764,395
Hindustan Unilever	251,765		7,587,188
Housing Development Finance	281,533	[b]	8,527,120
ICICI Bank	1,990,926	[b]	13,721,171

BNY Mellon Emerging Markets Fund (continued)
Description	Shares		Value ($)
Common Stocks - 95.9% (continued)
India - 8.3% (continued)
Larsen & Toubro	613,755	[b]	10,104,029
Maruti Suzuki India	54,677	[b]	4,802,701
Shriram Transport Finance	446,556		7,458,934
UPL	967,494	[b]	6,974,721
		69,378,546
Indonesia - .5%
Astra International	2,052,600		798,511
Bank Rakyat Indonesia	12,288,000		3,587,620
		4,386,131
Marshall Islands - .6%
Atlas	456,010	[a,b]	4,833,706
Mexico - 4.7%
America Movil, ADR, Cl. L	531,647	[a]	8,442,554
Arca Continental	1,440,400	[a,b]	7,940,019
Grupo Aeroportuario del Centro Norte	1,300,900	[b]	8,516,027
Grupo Financiero Banorte, Cl. O	1,269,200	[b]	6,939,557
Wal-Mart de Mexico	2,558,577		7,202,700
		39,040,857
Netherlands - .4%
VEON, ADR	1,518,584		3,006,796
Philippines - .9%
Ayala Land	2,140,300		1,643,329
International Container Terminal Services	2,200,010	[b]	4,544,847
Puregold Price Club	1,362,380		988,200
		7,176,376
Poland - .4%
Play Communications	456,138	[b,c]	3,563,969
Russia - 5.7%
Gazprom, ADR	1,599,065	[b]	9,719,877
Lukoil, ADR	168,277		14,529,036
Sberbank of Russia, ADR	919,613	[b]	13,086,093
X5 Retail Group, GDR	123,515	[b]	3,861,928
Yandex, Cl. A	151,069	[b]	6,134,912
		47,331,846
Singapore - .4%
Sea, ADR	83,261	[a,b]	3,751,741
South Africa - 3.6%
Clicks Group	606,898		9,366,886
Mediclinic International	871,758		3,857,964
Sibanye Stillwater	8,150,758	[a,b]	16,442,587
		29,667,437
South Korea - 9.2%
Hyundai Mobis	65,326		11,415,498
KB Financial Group	90,037		2,891,732
Korea Investment Holdings	131,621		6,883,998
Kumho Petrochemical	61,027		3,027,475
Meritz Securities	919,568		2,628,376
POSCO	43,334		6,963,364
Samsung Electronics	661,501		29,926,318
Shinhan Financial Group	181,931		4,859,529
SK Hynix	106,370		7,677,715
		76,274,005

58

BNY Mellon Emerging Markets Fund (continued)
Description		Shares		Value ($)
Common Stocks - 95.9% (continued)
Taiwan - 13.7%
Chailease Holding		4,479,181	[b]	16,504,719
Chicony Electronics		2,034,000	[b]	5,518,064
Feng Tay Enterprise		695,200	[b]	3,818,724
MediaTek		1,111,000	[b]	12,835,441
Taiwan Semiconductor Manufacturing		5,766,000		59,120,255
TCI		110,303	[b]	766,410
Win Semiconductors		482,000	[b]	4,234,390
Wiwynn		189,000	[b]	4,371,282
Yageo		502,000	[b]	6,558,745
			113,728,030
Thailand - .3%
Thai Beverage		3,812,300		2,151,386
Turkey - 1.6%
BIM Birlesik Magazalar		625,256		4,831,041
Eregli Demir ve Celik Fabrikalari		4,233,406	[b]	5,784,866
Tupras Turkiye Petrol Rafinerileri		188,432	[b]	3,082,232
			13,698,139
United Arab Emirates - 1.4%
Dubai Islamic Bank		7,724,442		11,332,700
Total Common Stocks (cost $614,965,918)			798,007,628

Exchange-Traded Funds - .8%
United States - .8%
iShares MSCI Emerging Markets ETF (cost $8,164,655)		176,705	[a]	7,160,087
	Preferred Dividend Rate (%)
Preferred Stocks - 2.4%
Brazil - 2.4%
Banco do Estado do Rio Grande do Sul, Cl. B	9.30	1,854,300		7,422,342
Cia Brasileira de Distribuicao	1.02	125,900	[b]	2,040,008
Petroleo Brasileiro	8.35	1,818,700		10,187,713
Total Preferred Stocks (cost $24,562,733)			19,650,063
1-Day Yield (%)
Investment Companies - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $4,704,445)	1.59	4,704,445	[d]	4,704,445

BNY Mellon Emerging Markets Fund (continued)
Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 1.3%
Registered Investment Companies - 1.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $10,710,286)	1.59	10,710,286	[d]	10,710,286
Total Investments (cost $663,108,037)		101.0%	840,232,509
Liabilities, Less Cash and Receivables		(1.0%)	(7,937,568)
Net Assets		100.0%	832,294,941

ADR—American Depository Receipt
ETF—Exchange-Traded Fund
GDR—Global Depository Receipt

aSecurity, or portion thereof, on loan. At February 29, 2020, the value of the fund’s securities on loan was $37,773,142 and the value of the collateral was $42,551,203, consisting of cash collateral of $10,710,286 and U.S. Government & Agency securities valued at $31,840,917.
b Non-income producing security.
c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2020, these securities were valued at $12,839,238 or 1.54% of net assets.
d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Banks	13.5
Semiconductors & Semiconductor Equipment	10.1
Media & Entertainment	9.5
Retailing	8.4
Materials	6.5
Energy	6.1
Technology Hardware & Equipment	6.0
Insurance	5.0
Diversified Financials	4.0
Consumer Services	3.6
Food & Staples Retailing	3.4
Transportation	3.2
Food, Beverage & Tobacco	2.9
Investment Companies	2.7
Telecommunication Services	2.6
Consumer Durables & Apparel	2.1
Utilities	2.1
Automobiles & Components	2.1
Real Estate	1.7
Pharmaceuticals Biotechnology & Life Sciences	1.3
Capital Goods	1.2
Health Care Equipment & Services	1.2
Household & Personal Products	1.0
Software & Services	.8
101.0

† Based on net assets.
See notes to financial statements.

59

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Equity Income Fund
Description	Shares	Value ($)
Common Stocks - 100.2%
Australia - 5.6%
Alumina	1,559,800	1,948,214
National Australia Bank	133,200	2,150,282
Wesfarmers	184,800	4,824,783
Westpac Banking	325,100	4,950,631
		13,873,910
Canada - 5.0%
Royal Bank of Canada	85,600	6,365,872
The Toronto-Dominion Bank	116,300	5,982,009
		12,347,881
China - 9.6%
Alibaba Group Holding, ADR	15,400	[a] 3,203,200
Bank of China, Cl. H	5,154,500	[a] 2,050,485
China Petroleum & Chemical, Cl. H	5,874,000	3,048,181
Guangzhou R&F Properties, Cl. H	3,971,300	6,240,641
Industrial & Commercial Bank of China, Cl. H	4,734,000	[a] 3,262,087
KWG Group Holdings	697,000	1,030,491
Tencent Holdings	57,200	[a] 2,821,413
Zhejiang Expressway, Cl. H	2,692,700	[a] 2,048,649
		23,705,147
Czech Republic - .9%
CEZ	120,200	[a] 2,303,653
Finland - 3.0%
Fortum	195,750	4,199,096
Nordea Bank	406,800	3,254,254
		7,453,350
France - 5.7%
AXA	114,000	2,653,755
BNP Paribas	30,250	1,478,066
Bouygues	959	38,178
Eutelsat Communications	39,160	532,141
Natixis	563,650	[a] 2,298,891
Renault	17,810	530,560
Societe Generale	80,000	2,281,635
Total	70,000	2,999,464
Unibail-Rodamco-Westfield	10,870	1,312,099
		14,124,789
Germany - 1.6%
Deutsche Post	38,650	[a] 1,157,794
ProSiebenSat.1 Media	227,900	[a] 2,769,847
		3,927,641
Greece - 1.0%
OPAP	235,400	2,514,819
Hong Kong - 2.4%
Nine Dragons Paper Holdings	1,394,000	1,639,860
PCCW	2,563,000	1,545,613
Yue Yuen Industrial Holdings	1,125,500	2,727,372
		5,912,845
Italy - 3.1%
Eni	312,000	3,862,404
Intesa Sanpaolo	1,516,600	3,693,156
		7,555,560
Japan - 15.2%
Aozora Bank	81,500	2,032,924
Canon	111,200	2,794,516

BNY Mellon International Equity Income Fund (continued)
Description	Shares	Value ($)
Common Stocks - 100.2% (continued)
Japan - 15.2% (continued)
Honda Motor	62,200	1,589,865
ITOCHU	335,000	7,615,899
Japan Airlines	55,800	1,381,676
Mitsubishi	41,000	1,019,040
Mitsui & Co.	104,600	1,722,415
MS&AD Insurance Group Holdings	97,000	3,119,314
Nissan Motor	612,000	2,618,463
NTT Docomo	53,700	1,451,313
Sumitomo	107,800	1,538,737
Takeda Pharmaceutical	157,000	5,450,362
Tokyo Electron	21,200	4,357,638
Toyota Motor	10,300	673,518
		37,365,680
Luxembourg - 1.7%
RTL Group	99,350	[a] 4,160,706
Macau - 2.1%
Sands China	1,084,200	5,092,180
Malaysia - .8%
AirAsia	6,775,800	[a] 1,630,917
British American Tobacco Malaysia	102,600	302,768
		1,933,685
Netherlands - 1.4%
Aegon	73,600	251,193
Royal Dutch Shell, Cl. A	150,400	3,262,437
Royal Dutch Shell, Cl. B	881	19,132
		3,532,762
New Zealand - 2.8%
Auckland International Airport	194,800	948,409
Spark New Zealand	2,145,100	5,978,157
		6,926,566
Norway - 2.5%
Mowi	292,000	6,188,777
Russia - 3.3%
Novolipetsk Steel	1,259,500	2,382,127
Severstal	456,700	5,651,798
		8,033,925
Singapore - 2.5%
Ascendas Real Estate Investment Trust	1,377,500	3,038,406
DBS Group Holdings	18,600	324,801
Singapore Telecommunications	1,294,000	2,800,519
		6,163,726
South Africa - 2.2%
Fortress, REIT, Cl. B	3,193,500	1,023,048
Growthpoint Properties	1,306,800	1,490,836
Kumba Iron Ore	154,600	2,889,270
MTN Group	7,830	[a] 37,035
		5,440,189
South Korea - .6%
Samsung Electronics	33,100	1,497,445
Spain - .5%
Banco Santander	327,600	1,216,539
Sweden - 1.1%
Hennes & Mauritz, Cl. B	49,900	902,681

60

BNY Mellon International Equity Income Fund (continued)
Description		Shares		Value ($)
Common Stocks - 100.2% (continued)
Sweden - 1.1% (continued)
Swedbank, Cl. A		121,100		1,848,172
			2,750,853
Switzerland - 4.8%
Nestle		32,550		3,372,406
Novartis		39,290		3,298,366
Roche Holding		3,701		1,206,321
Zurich Insurance Group		10,185		3,963,682
			11,840,775
Taiwan - 6.1%
Asustek Computer		573,000	[a]	3,835,102
Globalwafers		153,000	[a]	2,000,947
Nan Ya Plastics		843,000	[a]	1,859,881
Taiwan Cement		2,425,936	[a]	3,318,008
Taiwan Semiconductor Manufacturing		332,000		3,404,080
Transcend Information		242,400	[a]	609,958
Uni-President Enterprises		13,000	[a]	31,195
			15,059,171
Turkey - 2.2%
TAV Havalimanlari Holding		881,000		2,946,378
Tupras Turkiye Petrol Rafinerileri		156,700	[a]	2,563,184
			5,509,562
United Arab Emirates - .8%
Dubai Islamic Bank		1,273,458		1,868,318
United Kingdom - 11.7%
AstraZeneca		8,474		741,774
BP		908,300		4,704,818
British American Tobacco		100,800		4,005,770
GlaxoSmithKline		224,500		4,524,005
HSBC Holdings		218,373	[b]	1,466,290
Imperial Brands		154,300		3,123,707
Legal & General Group		774,300	[a]	2,611,396
Persimmon		130,100		4,778,538
Rio Tinto		6,460		302,775
SSE		127,600		2,520,223
			28,779,296
Total Common Stocks (cost $261,742,618)			247,079,750

Exchange-Traded Funds - .4%
United States - .4%
iShares MSCI EAFE ETF (cost $1,045,981)		16,000		995,840
	Preferred Dividend Rate (%)
Preferred Stocks - .5%
South Korea - .5%
Hyundai Motor (cost $1,685,294)	9.24	20,630		1,134,551

BNY Mellon International Equity Income Fund (continued)
Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $24,390)	1.59	24,390	[c]	24,390
Total Investments (cost $264,498,283)		101.1%	249,234,531
Liabilities, Less Cash and Receivables		(1.1%)	(2,708,912)
Net Assets		100.0%	246,525,619

ADR—American Depository Receipt
ETF—Exchange-Traded Fund
REIT—Real Estate Investment Trust

aNon-income producing security.
b Security, or portion thereof, on loan. At February 29, 2020, the value of the fund’s securities on loan was $1,451,625 and the value of the collateral was $1,553,839, consisting of U.S. Government & Agency securities.
c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Banks	17.9
Energy	8.3
Materials	8.1
Food, Beverage & Tobacco	6.9
Pharmaceuticals Biotechnology & Life Sciences	6.2
Real Estate	5.7
Insurance	5.1
Capital Goods	4.8
Telecommunication Services	4.8
Media & Entertainment	4.2
Transportation	4.1
Semiconductors & Semiconductor Equipment	4.0
Utilities	3.7
Retailing	3.6
Technology Hardware & Equipment	3.5
Consumer Services	3.1
Consumer Durables & Apparel	3.1
Automobiles & Components	2.7
Diversified Financials	.9
Investment Companies	.4
101.1

† Based on net assets.
See notes to financial statements.

61

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 15.2%
Aerospace & Defense - .1%
Northrop Grumman, Sr. Unscd. Notes	2.93	1/15/2025	320,000	339,045
Airlines - .3%
American Airlines Pass Through Trust, Bonds, Ser. 2015-1, Cl. A	3.38	5/1/2027	299,342	321,853
Delta Air Lines Pass Through Trust, Notes, Ser. 2019-1, Cl. AA	3.20	4/25/2024	250,000	265,807
United Airlines Pass Through Trust, Notes, Ser. 2019-1, Cl. AA	4.15	8/25/2031	351,088	397,814
United Airlines Pass Through Trust, Notes, Ser. 2019-2, Cl. AA	2.70	5/1/2032	270,000	289,548
				1,275,022
Automobiles & Components - .1%
Volkswagen Group of America Finance, Gtd. Notes	2.85	9/26/2024	270,000	[a] 279,836
Banks - 1.0%
AIB Group, Sr. Unscd. Notes	4.26	4/10/2025	200,000	[a] 213,997
Bank of America, Sub. Notes, Ser. L	3.95	4/21/2025	525,000	573,381
Citigroup, Sub. Notes	4.45	9/29/2027	580,000	655,973
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/2023	425,000	446,680
Lloyds Bank, Jr. Sub. Notes	12.00	12/16/2024	200,000	[a,b] 241,815
Morgan Stanley, Sub. Notes	4.88	11/1/2022	580,000	627,878
Nordea Bank, Jr. Sub. Notes	6.63	3/26/2026	255,000	[a] 282,625
Royal Bank of Scotland Group, Sr. Unscd. Notes	5.08	1/27/2030	335,000	396,743
Societe Generale, Sub. Notes	4.75	11/24/2025	200,000	[a] 220,512
The Goldman Sachs Group, Sub. Notes	6.75	10/1/2037	530,000	760,177
Wells Fargo & Co., Sr. Unscd. Notes	2.63	7/22/2022	225,000	230,751
				4,650,532
Beverage Products - .1%
Anheuser-Busch Inbev Worldwide, Gtd. Notes	4.90	2/1/2046	375,000	464,055
Chemicals - .1%
DuPont de Nemours, Sr. Unscd. Notes	4.49	11/15/2025	320,000	360,946
Huntsman International, Sr. Unscd. Notes	4.50	5/1/2029	300,000	330,545
				691,491
Commercial & Professional Services - .2%
Global Payments, Sr. Unscd. Notes	4.80	4/1/2026	350,000	401,399
The George Washington University, Unscd. Bonds, Ser. 2018	4.13	9/15/2048	325,000	417,520
				818,919
Commercial Mortgage Pass-Through Ctfs. - .3%
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3	3.40	5/10/2045	253,099	260,307
WFRBS Commercial Mortgage Trust, Ser. 2013-C12, CI. A4	3.20	3/15/2048	315,000	329,307
WFRBS Commercial Mortgage Trust, Ser. 2013-C13, Cl. A4	3.00	5/15/2045	540,000	562,804
				1,152,418
Diversified Financials - .1%
AerCap Global Aviation Trust, Gtd. Notes	4.50	5/15/2021	400,000	413,255
Goldman Sachs BDC, Sr. Unscd. Notes	3.75	2/10/2025	200,000	205,461
				618,716
Electronic Components - .1%
Tech Data, Sr. Unscd. Notes	4.95	2/15/2027	345,000	363,556
Energy - .5%
BP Capital Markets, Gtd. Notes	2.50	11/6/2022	255,000	261,959
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	5.13	6/30/2027	250,000	271,926
Concho Resources, Gtd. Notes	4.30	8/15/2028	225,000	244,806
Energy Transfer Operating, Gtd. Notes	5.25	4/15/2029	315,000	354,021
Marathon Petroleum, Sr. Unscd. Notes	3.80	4/1/2028	175,000	185,697
Sabine Pass Liquefaction, Sr. Scd. Notes	5.75	5/15/2024	200,000	225,064
Shell International Finance, Gtd. Notes	3.50	11/13/2023	300,000	319,924

62

BNY Mellon Asset Allocation Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 15.2% (continued)
Energy - .5% (continued)
Spectra Energy Partners, Gtd. Notes	3.50	3/15/2025	195,000	207,494
				2,070,891
Environmental Control - .0%
Waste Connections, Sr. Unscd. Notes	3.50	5/1/2029	225,000	249,732
Financials - .1%
Apollo Management Holdings, Gtd. Notes	4.87	2/15/2029	225,000	[a] 265,007
Carlyle Finance Subsidiary, Gtd. Notes	3.50	9/19/2029	200,000	[a] 215,171
				480,178
Foreign Governmental - .1%
Ontario, Sr. Unscd. Notes	3.05	1/29/2024	430,000	[b] 461,977
Health Care - .4%
AbbVie, Sr. Unscd. Notes	3.20	11/21/2029	325,000	[a] 343,490
Amgen, Sr. Unscd. Notes	5.65	6/15/2042	325,000	438,056
CVS Health, Sr. Unscd. Notes	4.78	3/25/2038	435,000	513,623
The Johns Hopkins Health System, Unscd. Bonds	3.84	5/15/2046	195,000	240,893
Trinity Health, Sr. Unscd. Bonds, Ser. 2019	3.43	12/1/2048	440,000	496,381
				2,032,443
Industrial - .2%
ABB Finance USA, Gtd. Notes	2.88	5/8/2022	445,000	459,509
John Deere Capital, Sr. Unscd. Notes	2.95	4/1/2022	305,000	315,609
				775,118
Information Technology - .4%
Adobe, Sr. Unscd. Notes	3.25	2/1/2025	305,000	328,727
Fiserv, Sr. Unscd. Notes	4.40	7/1/2049	275,000	327,704
Microsoft, Sr. Unscd. Notes	3.75	2/12/2045	440,000	530,055
Oracle, Sr. Unscd. Notes	2.50	5/15/2022	295,000	301,759
Oracle, Sr. Unscd. Notes	3.90	5/15/2035	275,000	321,506
				1,809,751
Insurance - .0%
Brighthouse Financial, Sr. Unscd. Notes	3.70	6/22/2027	200,000	203,500
Internet Software & Services - .3%
Amazon.com, Sr. Unscd. Notes	2.40	2/22/2023	395,000	407,036
Arrow Electronics, Sr. Unscd. Notes	3.50	4/1/2022	315,000	325,965
eBay, Sr. Unscd. Notes	2.60	7/15/2022	320,000	327,199
Tencent Holdings, Sr. Unscd. Notes	3.98	4/11/2029	400,000	[a] 454,176
				1,514,376
Media - .1%
Comcast, Gtd. Notes	3.60	3/1/2024	570,000	616,311
Municipal Securities - 1.3%
California, GO	3.38	4/1/2025	400,000	440,232
California Educational Facilities Authority, Revenue Bonds, Refunding (The Leland Stanford Junior University) Ser. U2	5.00	10/1/2032	375,000	550,748
California University, Revenue Bonds, Refunding, Ser. B	2.98	11/1/2051	215,000	228,386
JobsOhio Beverage System, Revenue Bonds, Refunding, Ser. A	2.83	1/1/2038	150,000	161,811
Massachusetts, GO (Build America Bonds)	4.91	5/1/2029	325,000	409,685
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	4.13	6/15/2042	310,000	342,652
New York City, GO (Build America Bonds) Ser. H1	6.25	6/1/2035	345,000	348,981

63

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 15.2% (continued)
Municipal Securities - 1.3% (continued)
New York City Water & Sewer System, Revenue Bonds (Build America Bonds)	6.28	6/15/2042	530,000		550,967
Ohio Turnpike & Infrastructure Commission, Revenue Bonds, Refunding, Ser. A	3.22	2/15/2048	250,000		261,705
State Board of Administration Finance Corp., Revenue Bonds, Ser. A	3.00	7/1/2020	900,000		905,094
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Ser. B	3.92	12/31/2049	250,000		289,390
Texas Public Finance Authority, Revenue Bonds	8.25	7/1/2024	310,000		317,784
University of California, Revenue Bonds, Refunding (Limited Project), Ser. J	4.13	5/15/2045	340,000		415,783
University of North Carolina at Chapel Hill, Revenue Bonds, Refunding, Ser. C	3.33	12/1/2036	350,000		405,010
				5,628,228
Real Estate - .4%
Alexandria Real Estate Equities, Gtd. Notes	4.30	1/15/2026	265,000		299,379
American Homes 4 Rent, Sr. Unscd. Notes	4.90	2/15/2029	400,000		464,453
Brandywine Operating Partnership, Gtd. Notes	4.10	10/1/2024	200,000		218,444
Hudson Pacific Properties, Gtd. Notes	3.25	1/15/2030	265,000		280,554
Life Storage, Gtd. Notes	4.00	6/15/2029	160,000		178,846
National Retail Properties, Sr. Unscd. Notes	4.30	10/15/2028	165,000		191,520
				1,633,196
Semiconductors & Semiconductor Equipment - .3%
Broadcom Cayman Finance, Gtd. Notes	3.50	1/15/2028	300,000		310,036
Intel, Sr. Unscd. Notes	2.70	12/15/2022	255,000		264,786
KLA, Sr. Unscd. Notes	4.10	3/15/2029	225,000		255,402
Lam Research, Sr. Unscd. Notes	4.00	3/15/2029	315,000		357,698
				1,187,922
Technology Hardware & Equipment - .1%
Apple, Sr. Unscd. Notes	4.38	5/13/2045	300,000		384,030
Telecommunication Services - .4%
AT&T, Sr. Unscd. Notes	4.55	3/9/2049	460,000		534,151
Telefonica Emisiones, Gtd. Notes	4.10	3/8/2027	300,000		333,580
Verizon Communications, Sr. Unscd. Notes	5.50	3/16/2047	570,000		835,685
				1,703,416
Transportation - .3%
Burlington North Santa Fe, Sr. Unscd. Debs.	3.45	9/15/2021	300,000		308,519
J.B. Hunt Transport Services, Gtd. Notes	3.88	3/1/2026	310,000		344,740
Ryder System, Sr. Unscd. Notes	3.65	3/18/2024	315,000	[b]	336,371
Union Pacific, Sr. Unscd. Notes	3.15	3/1/2024	320,000		339,344
				1,328,974
U.S. Government Agencies Mortgage-Backed - 4.7%
Federal Home Loan Mortgage Corp.:
3.00%, 4/1/2048-11/1/2049			1,579,900	c	1,633,364
3.50%, 1/1/2040-9/1/2049			969,310	[c]	1,017,510
4.00%, 10/1/2049-11/1/2049			1,128,699	[c]	1,191,788
5.00%, 7/1/2040-8/1/2049			509,636	[c]	559,190
Federal National Mortgage Association:
2.50%, 2/1/2035			566,255	[c]	581,557
3.00%, 12/1/2034-12/1/2049			1,971,114	[c]	2,040,634

64

BNY Mellon Asset Allocation Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 15.2% (continued)
U.S. Government Agencies Mortgage-Backed - 4.7% (continued)
3.50%, 7/1/2034-1/1/2050			3,970,430	[c]	4,146,650
4.00%, 11/1/2048-11/1/2049			1,999,834	[c]	2,121,701
4.50%, 8/1/2049			631,468	[c]	674,380
5.00%, 11/1/2043			102,843	[c]	114,550
Government National Mortgage Association I:
4.00%, 7/15/2049			483,263		509,436
Government National Mortgage Association II:
3.00%, 11/20/2049-2/20/2050			2,099,029		2,173,140
3.50%, 1/20/2048-10/20/2049			2,016,808		2,100,667
4.00%, 1/20/2050			687,523		723,785
4.50%, 1/20/2050-2/20/2050			1,278,860		1,359,717
				20,948,069
U.S. Treasury Securities - 2.9%
U.S. Treasury Bonds	2.25	8/15/2049	410,000	[b]	466,175
U.S. Treasury Bonds	2.88	5/15/2049	60,000		76,896
U.S. Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted	1.00	2/15/2046	667,072	[d]	813,439
U.S. Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted	1.00	2/15/2049	434,070	[d]	541,339
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	7/15/2025	699,025	[d]	729,243
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	1/15/2027	340,464	[d]	356,217
U.S. Treasury Notes	1.13	8/31/2021	510,000		511,116
U.S. Treasury Notes	1.38	10/15/2022	400,000		405,117
U.S. Treasury Notes	1.63	10/31/2023	475,000		487,506
U.S. Treasury Notes	1.75	11/15/2029	660,000		696,996
U.S. Treasury Notes	1.75	12/31/2026	260,000		272,157
U.S. Treasury Notes	1.88	1/31/2022	1,220,000		1,242,232
U.S. Treasury Notes	2.00	11/15/2026	525,000	[b]	557,730
U.S. Treasury Notes	2.13	7/31/2024	440,000		462,988
U.S. Treasury Notes	2.25	11/15/2027	330,000		358,946
U.S. Treasury Notes	2.38	5/15/2027	605,000		660,714
U.S. Treasury Notes	2.50	1/31/2024	2,730,000		2,897,053
U.S. Treasury Notes	2.50	2/28/2026	345,000		375,134
U.S. Treasury Notes	2.63	1/31/2026	120,000		131,252
U.S. Treasury Notes	2.88	11/30/2023	360,000		386,107
U.S. Treasury Notes	2.88	11/30/2025	525,000		580,484
				13,008,841
Utilities - .3%
Black Hills, Sr. Unscd. Notes	4.35	5/1/2033	160,000		192,750
CenterPoint Energy, Sr. Unscd. Notes	4.25	11/1/2028	275,000		315,065
Exelon, Sr. Unscd. Notes	3.40	4/15/2026	280,000		302,645
NiSource, Sr. Unscd. Notes	3.95	3/30/2048	335,000		371,277
				1,181,737
Total Bonds and Notes (cost $63,737,412)			67,872,280

65

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Shares	Value ($)
Common Stocks - 21.7%
Aerospace & Defense - .5%
General Dynamics	499	79,685
L3Harris Technologies	709	140,191
Lockheed Martin	2,281	843,673
Northrop Grumman	482	158,501
Raytheon	785	148,020
The Boeing Company	2,093	575,805
TransDigm Group	125	[e] 69,726
United Technologies	2,035	265,751
		2,281,352
Agriculture - .2%
Altria Group	8,251	333,093
Archer-Daniels-Midland	2,725	102,596
Philip Morris International	7,544	617,627
		1,053,316
Airlines - .0%
American Airlines Group	2,080	39,624
Delta Air Lines	1,160	53,511
Southwest Airlines	1,320	60,971
United Airlines Holdings	1,107	[e] 68,180
		222,286
Automobiles & Components - .1%
Aptiv	1,195	93,341
Ford Motor	16,145	112,369
General Motors	4,650	141,825
		347,535
Banks - 1.0%
Bank of America	55,378	1,578,273
Citigroup	6,941	440,476
Citizens Financial Group	2,300	72,887
Fifth Third Bancorp	2,595	63,318
First Republic Bank	675	67,885
Huntington Bancshares	5,960	73,129
JPMorgan Chase & Co.	10,289	1,194,656
M&T Bank	475	66,681
Regions Financial	5,535	74,833
SVB Financial Group	204	[e] 42,465
The PNC Financial Services Group	640	80,896
Truist Financial	2,913	134,406
U.S. Bancorp	2,675	124,227
Wells Fargo & Co.	13,524	552,455
		4,566,587
Beverage Products - .4%
Constellation Brands, Cl. A	619	106,703
CVS Health	4,760	281,697
Molson Coors Beverage, Cl. B	1,035	51,346
Monster Beverage	5,163	[e] 322,223
PepsiCo	4,035	532,741
The Coca-Cola Company	11,228	600,586
		1,895,296

66

BNY Mellon Asset Allocation Fund (continued)
Description	Shares	Value ($)
Common Stocks - 21.7% (continued)
Building Materials - .0%
Johnson Controls International	3,432	125,508
Masco	1,450	59,914
		185,422
Chemicals - .4%
Air Products & Chemicals	657	144,284
Albemarle	590	48,292
Celanese	451	42,277
CF Industries Holdings	910	33,543
Dow	3,095	125,069
DuPont de Nemours	3,319	142,385
Eastman Chemical	915	56,282
Ecolab	702	126,676
FMC	450	41,895
International Flavors & Fragrances	631	75,581
Linde	1,863	355,852
LyondellBasell Industries, Cl. A	810	57,883
Martin Marietta Materials	308	70,079
PPG Industries	727	75,935
The Mosaic Company	1,925	32,783
The Sherwin-Williams Company	260	134,355
Vulcan Materials	686	82,498
		1,645,669
Commercial & Professional Services - .4%
Automatic Data Processing	3,287	508,630
Cintas	286	76,288
Equifax	524	74,429
Nielsen Holdings	2,315	42,156
S&P Global	3,817	1,014,978
		1,716,481
Consumer Discretionary - .4%
Carnival	1,625	54,373
Chipotle Mexican Grill	70	[e] 54,151
D.R. Horton	1,085	57,798
Darden Restaurants	543	52,943
Hasbro	790	61,028
Hilton Worldwide Holdings	480	46,656
Lennar, Cl. A	1,420	85,683
Marriott International, Cl. A	578	71,672
MGM Resorts International	2,165	53,172
Mohawk Industries	227	[e] 27,501
Newell Brands	1,595	24,611
Royal Caribbean Cruises	611	49,131
Starbucks	10,787	846,024
Tempur Sealy International	1,272	[e] 95,082
Wynn Resorts	387	41,788
Yum! Brands	845	75,416
		1,697,029
Consumer Durables & Apparel - .2%
NIKE, Cl. B	7,922	708,068

67

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Shares	Value ($)
Common Stocks - 21.7% (continued)
Consumer Durables & Apparel - .2% (continued)
Tapestry	1,250	29,313
Under Armour, Cl. A	1,605	[e] 22,775
		760,156
Consumer Staples - .3%
Church & Dwight	950	66,044
Colgate-Palmolive	1,190	80,408
The Procter & Gamble Company	10,087	1,142,151
		1,288,603
Diversified Financials - .6%
American Express	5,213	573,065
BlackRock	192	88,898
Cboe Global Markets	412	46,968
CME Group	1,284	255,285
Discover Financial Services	9,705	636,454
E*TRADE Financial	1,070	48,985
Intercontinental Exchange	1,650	147,213
Morgan Stanley	3,930	176,968
OneMain Holdings	2,942	108,119
State Street	1,335	90,927
The Charles Schwab	4,365	177,874
The Goldman Sachs Group	1,019	204,585
		2,555,341
Electronic Components - .3%
AMETEK	705	60,630
Amphenol, Cl. A	645	59,134
Emerson Electric	1,620	103,858
Fortive	1,480	102,357
Garmin	2,862	252,972
Honeywell International	1,872	303,582
PACCAR	1,015	67,904
Roper Technologies	406	142,790
TE Connectivity	1,060	87,842
United Rentals	378	[e] 50,077
		1,231,146
Energy - .8%
Apache	1,910	47,597
Baker Hughes	3,714	59,758
Chevron	7,758	724,132
Cimarex Energy	880	29,084
Concho Resources	1,131	76,931
ConocoPhillips	2,974	144,001
Devon Energy	2,245	36,459
Diamondback Energy	1,126	69,812
Exxon Mobil	15,926	819,233
Halliburton	5,265	89,294
Helmerich & Payne	1,155	42,608
Hess	1,350	75,843
Kinder Morgan	8,672	166,242
Marathon Oil	4,070	33,700

68

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 21.7% (continued)
Energy - .8% (continued)
Marathon Petroleum	2,815		133,487
National Oilwell Varco	3,055		57,159
Noble Energy	2,610		41,316
Occidental Petroleum	4,340		142,092
ONEOK	1,505		100,414
Phillips 66	2,370		177,418
Pioneer Natural Resources	827		101,539
Schlumberger	5,545		150,214
The Williams Companies	6,568		125,120
Valero Energy	1,656		109,710
		3,553,163
Environmental Control - .1%
Pentair	2,656		104,620
Republic Services	1,105		99,737
Waste Management	1,465		162,337
		366,694
Food & Staples Retailing - .4%
Costco Wholesale	973		273,549
The Kroger Company	2,465		69,340
Walgreens Boots Alliance	2,675		122,408
Walmart	11,814		1,272,132
		1,737,429
Food Products - .2%
Conagra Brands	1,955		52,179
General Mills	2,210		108,290
Kellogg	945		57,144
McCormick & Co.	482		70,464
Mondelez International, Cl. A	4,585		242,088
The J.M. Smucker Company	683		70,342
The Kraft Heinz Company	3,445		85,333
Tyson Foods, Cl. A	1,135		76,987
		762,827
Food Service - .1%
McDonald's	2,526		490,473
Forest Products & Other - .0%
International Paper	1,365		50,450
Health Care - 3.0%
Abbott Laboratories	4,585		353,183
AbbVie	5,105		437,550
ABIOMED	159	[e]	23,891
Agilent Technologies	8,587		661,800
Alexion Pharmaceuticals	659	[e]	61,966
Align Technology	222	[e]	48,474
Allergan	604		115,165
Amgen	3,701		739,201
Anthem	963		247,578
Baxter International	1,035		86,391
Becton Dickinson & Co.	777		184,786
Biogen	571	[e]	176,091

69

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 21.7% (continued)
Health Care - 3.0% (continued)
Boston Scientific	4,290	[e]	160,403
Bristol-Myers Squibb	9,378		553,865
Cardinal Health	1,260		65,671
Centene	2,344	[e]	124,279
Cigna	1,463		267,641
Corteva	3,773		102,626
Danaher	4,744		685,888
Edwards Lifesciences	437	[e]	89,515
Eli Lilly & Co.	1,573		198,402
Gilead Sciences	2,120		147,043
HCA Healthcare	858		108,975
Hologic	3,036	[e]	143,056
Humana	470		150,250
IDEXX Laboratories	1,493	[e]	379,983
Incyte	568	[e]	42,833
Intuitive Surgical	316	[e]	168,731
IQVIA Holdings	860	[e]	119,961
Johnson & Johnson	13,484		1,813,328
Laboratory Corporation of America Holdings	443	[e]	77,831
McKesson	581		81,259
Medtronic	3,705		372,982
Merck & Co.	8,615		659,564
Mettler-Toledo International	123	[e]	86,309
Pfizer	37,856		1,265,148
Quest Diagnostics	544		57,697
Regeneron Pharmaceuticals	328	[e]	145,819
Stryker	660		125,789
Thermo Fisher Scientific	2,682		779,926
UnitedHealth Group	3,565		908,932
Universal Health Services, Cl. B	346		42,814
Vertex Pharmaceuticals	440	[e]	98,573
Zoetis	3,714		494,816
		13,655,985
Household & Personal Products - .1%
Kimberly-Clark	3,550		465,725
The Estee Lauder Companies, Cl. A	452		82,987
		548,712
Industrial - .5%
3M	2,114		315,493
A.O. Smith	1,245		49,240
Carlisle	518		75,260
Caterpillar	1,935		240,404
Deere & Co.	1,348		210,935
Eaton	1,480		134,266
General Electric	35,185		382,813
Ingersoll-Rand	671		86,586
Jacobs Engineering Group	810		74,795
Parker-Hannifin	514		94,972
Rockwell Automation	389		71,382

70

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 21.7% (continued)
Industrial - .5% (continued)
Stanley Black & Decker	644		92,543
Textron	940		38,164
Westinghouse Air Brake Technologies	924		63,479
Xerox Holdings	6,205		199,801
Xylem	1,060		81,980
		2,212,113
Information Technology - 2.6%
Activision Blizzard	1,855		107,831
Adobe	2,367	[e]	816,899
Autodesk	2,340	[e]	446,659
CACI International, Cl. A	818	[e]	200,426
Cadence Design Systems	4,785	[e]	316,480
eBay	1,962		67,964
Electronic Arts	517	[e]	52,408
Fidelity National Information Services	794		110,938
Fiserv	785	[e]	85,848
International Business Machines	1,933		251,580
Intuit	1,198		318,488
Mastercard, Cl. A	1,573		456,563
Microsoft	32,930		5,334,989
Oracle	5,808		287,264
PayPal Holdings	3,080	[e]	332,609
Salesforce.com	2,356	[e]	401,462
ServiceNow	392	[e]	127,827
Visa, Cl. A	10,349		1,881,034
WEX	294	[e]	55,049
		11,652,318
Insurance - .8%
American International Group	2,795		117,837
Arch Capital Group	3,530	[e]	142,718
Berkshire Hathaway, Cl. B	6,221	[e]	1,283,641
Chubb	1,144		165,914
Globe Life	5,199		481,739
Lincoln National	845		38,355
MetLife	13,271		566,937
MGIC Investment	11,239		135,205
Prudential Financial	1,285		96,953
The Allstate	2,135		224,709
The Progressive	6,623		484,539
		3,738,547
Internet Software & Services - 2.1%
Alphabet, Cl. A	1,288	[e]	1,724,954
Alphabet, Cl. C	1,359	[e]	1,820,149
Amazon.com	1,685	[e]	3,174,119
Booking Holdings	129	[e]	218,740
Facebook, Cl. A	10,689	[e]	2,057,312
Verisign	2,015	[e]	382,346
		9,377,620

71

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 21.7% (continued)
Materials - .1%
Ball	2,289		161,283
The Timken Company	7,067		316,884
		478,167
Media - .7%
Charter Communications, Cl. A	1,549	[e]	763,920
Comcast, Cl. A	15,576		629,738
Fox, Cl. A	2,050		63,017
Live Nation Entertainment	500	[e]	30,385
Netflix	1,756	[e]	648,017
The Walt Disney Company	6,572		773,196
ViacomCBS, Cl. B	2,089		51,410
		2,959,683
Metals & Mining - .1%
Freeport-McMoRan	7,485		74,551
Newmont	2,970		132,551
Nucor	1,365		56,443
Reliance Steel & Aluminum	398		40,711
		304,256
Real Estate - .6%
Alexandria Real Estate Equities	499	[f]	75,788
American Tower	1,362	[f]	308,902
Crown Castle International	1,320	[f]	189,143
Digital Realty Trust	906	[f]	108,820
Equinix	210	[f]	120,288
Essex Property Trust	331	[f]	93,792
Extra Space Storage	825	[f]	82,797
Healthpeak Properties	2,988	[f]	94,540
Prologis	1,605	[f]	135,269
Public Storage	2,654	[f]	555,004
Realty Income	1,270	[f]	91,935
Simon Property Group	1,009	[f]	124,188
UDR	1,985	[f]	89,285
Ventas	1,945	[f]	104,583
VICI Properties	17,704	[f]	443,662
Welltower	1,600	[f]	119,712
Weyerhaeuser	2,295	[f]	59,624
		2,797,332
Retailing - .6%
Advance Auto Parts	364		48,405
AutoZone	154	[e]	159,007
Best Buy	650		49,173
CarMax	795	[e]	69,411
Dollar General	572		85,972
Dollar Tree	820	[e]	68,085
Expedia Group	578		57,002
Genuine Parts	3,669		320,084
Lowe's	2,634		280,705
Macy's	2,245		29,701
O'Reilly Automotive	197	[e]	72,638

72

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 21.7% (continued)
Retailing - .6% (continued)
Ross Stores	890		96,814
Target	1,615		166,345
The Home Depot	3,844		837,377
The TJX Companies	3,147		188,191
Tiffany & Co.	500		66,795
Tractor Supply	465		41,157
Ulta Beauty	293	[e]	75,327
		2,712,189
Semiconductors & Semiconductor Equipment - .9%
Advanced Micro Devices	4,380	[e]	199,202
Analog Devices	1,450		158,123
Applied Materials	3,220		187,146
Broadcom	1,854		505,437
Intel	19,593		1,087,803
KLA	479		73,627
Lam Research	453		132,924
Maxim Integrated Products	1,160		64,519
Microchip Technology	1,090		98,874
Micron Technology	4,400	E	231,264
NVIDIA	2,292		619,000
Skyworks Solutions	565		56,602
Texas Instruments	2,853		325,641
Xilinx	1,200		100,188
		3,840,350
Technology Hardware & Equipment - 1.5%
Accenture, Cl. A	4,960		895,726
Apple	16,339		4,466,429
Corning	2,850		68,001
Fortinet	1,871	[e]	190,954
Hewlett Packard Enterprise	3,955		50,584
HP	12,296		255,634
Keysight Technologies	720	[e]	68,227
MarketAxess Holdings	90		29,190
Motorola Solutions	655		108,520
Qualcomm	4,220		330,426
Western Digital	1,160		64,450
Zebra Technologies, Cl. A	190	[e]	40,084
		6,568,225
Telecommunication Services - .6%
Arista Networks	278	[e]	53,687
AT&T	37,445		1,318,813
CenturyLink	4,235		51,116
Cisco Systems	15,300		610,929
Verizon Communications	16,448		890,824
		2,925,369
Transportation - .4%
CSX	2,351		165,628
FedEx	689		97,266
Norfolk Southern	3,142		572,944

73

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
Description		Shares		Value ($)
Common Stocks - 21.7% (continued)
Transportation - .4% (continued)
Union Pacific		5,128		819,506
United Parcel Service, Cl. B		3,991		361,146
			2,016,490
Utilities - .7%
AES		16,345		273,452
Ameren		1,145		90,455
Atmos Energy		765		78,986
CenterPoint Energy		3,405		78,383
Dominion Energy		1,955		152,842
DTE Energy		1,101		122,949
Duke Energy		2,310		211,827
Edison International		1,165		78,276
Evergy		1,810		118,284
Eversource Energy		1,245		107,643
Exelon		12,960		558,706
FirstEnergy		2,375		105,759
NextEra Energy		906		229,001
OGE Energy		15,362		585,292
Pinnacle West Capital		775		69,355
PPL		3,145		94,381
Public Service Enterprise Group		1,620		83,122
Sempra Energy		571		79,814
			3,118,527
Total Common Stocks (cost $78,958,246)		97,313,138
	Preferred Dividend Yield (%)
Preferred Stocks - .1%
Telecommunication Services - .1%
AT&T, Ser. A (cost $375,000)	5.00	15,000	[b]	373,200
Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 62.9%
Registered Investment Companies - 62.9%
ASG Managed Futures Strategy Fund, Cl. Y		1,016,485		9,585,455
BNY Mellon Corporate Bond Fund, Cl. M		1,062,121	[g]	14,487,329
BNY Mellon Dynamic Total Return Fund, CI. Y		537,718	[g]	8,501,315
BNY Mellon Emerging Markets Fund, Cl. M		2,050,566	[g]	21,407,904
BNY Mellon Floating Rate Income Fund, Cl. Y		978,730	[g]	11,128,154
BNY Mellon Focused Equity Opportunities Fund, Cl. M		3,176,621	[g]	46,315,135
BNY Mellon Global Real Estate Securities Fund, CI. Y		1,049,757	[g]	8,922,933
BNY Mellon High Yield Fund, Cl. I		1,859,619	[g]	11,176,312
BNY Mellon Income Stock Fund, Cl. M		1,598,914	[g]	12,151,750
BNY Mellon Intermediate Bond Fund, Cl. M		2,026,573	[g]	26,142,789
BNY Mellon International Equity Fund, Cl. Y		640,704	[g]	12,295,103
BNY Mellon International Fund, Cl. M		1,080,612	[g]	13,064,601
BNY Mellon International Small Cap Fund, Cl. Y		897,017	[g]	10,943,608
BNY Mellon Mid Cap Multi-Strategy Fund, Cl. M		823,670	[g]	13,903,554
BNY Mellon Research Growth Fund, Cl. Y		793,533	[g]	11,664,931
BNY Mellon Select Managers Small Cap Growth Fund, Cl. Y		761,727	[e,g]	18,151,948

74

BNY Mellon Asset Allocation Fund (continued)
Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 62.9% (continued)
Registered Investment Companies - 62.9% (continued)
BNY Mellon Select Managers Small Cap Value, Cl. Y		659,430	[g]	13,280,926
BNY Mellon Small Cap Multi-Strategy Fund, Cl. M		271,968	[g]	4,506,507
BNY Mellon Small/Mid Cap Multi-Strategy Fund, Cl. M		927,609	[g]	11,576,566
Dreyfus Institutional Preferred Government Plus Money Market Fund	1.59	2,588,636	[g]	2,588,636
Total Investment Companies (cost $262,002,024)		281,795,456

Investment of Cash Collateral for Securities Loaned - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $838,333)	1.59	838,333	[g]	838,333
Total Investments (cost $405,911,015)		100.1%	448,192,407
Liabilities, Less Cash and Receivables		(0.1%)	(576,744)
Net Assets		100.0%	447,615,663

GO—General Obligation

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2020, these securities were valued at $2,516,629 or .56% of net assets.
b Security, or portion thereof, on loan. At February 29, 2020, the value of the fund’s securities on loan was $1,466,572 and the value of the collateral was $1,494,196, consisting of cash collateral of $838,333 and U.S. Government & Agency securities valued at $655,863.
c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
d Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
e Non-income producing security.
f Investment in real estate investment trust within the United States.
g Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	63.1
Consumer, Non-cyclical	5.4
Financial	5.3
Technology	5.0
Mortgage Securities	4.9
Communications	4.3
Government	4.3
Industrial	2.9
Consumer, Cyclical	2.1
Energy	1.2
Utilities	1.0
Basic Materials	.6
100.1

† Based on net assets.
See notes to financial statements.

75

STATEMENTS OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 8/31/19	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 2/29/20	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Large Cap Stock Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,994,282	20,794,423	21,946,727	-	-	841,978.5		6,253
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	553,014	1,247,598	1,800,612	-	-	-	-	-
Total	2,547,296	22,042,021	23,747,339	-	-	841,978.5		6,253
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Registered Investment Companies;
BNY Mellon Dynamic Value Fund, Cl. Y	36,531,441	-	2,411,440	(21,200)	(1,815,233)	32,283,568	10.8	1,360,659
BNY Mellon Income Stock Fund, Cl. M	30,557,358	-	703,100	17,498	(3,778,372)	26,093,384	8.7	2,820,885
BNY Mellon Research Growth Fund, Cl. Y	44,717,195	9,200,000	2,482,718	138,610	(1,067,102)	50,505,985	16.9	3,114,372
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,874,736	16,991,856	18,654,630	-	-	1,211,962.4		19,952
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	726,685	703,057	-	-	23,628.0		-
Total	114,680,730	26,918,541	24,954,945	134,908	(6,660,707)	110,118,527	36.8	7,315,868

76

Investment Companies	Value 8/31/19	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 2/29/20	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Income Stock Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	41,756,799	156,526,671	169,848,037	-	-	28,435,433	3.5	328,232
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	70,563,145	59,777,580	-	-	10,785,565	1.3	-
Total	41,756,799	227,089,816	229,625,617	-	-	39,220,998	4.8	328,232
BNY Mellon Mid Cap Multi-Strategy Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	34,658,530	213,982,505	229,267,579	-	-	19,373,456.7		351,684
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	11,956,593	154,575,775	146,945,118	-	-	19,587,250.8		-
Total	46,615,123	368,558,280	376,212,697	-	-	38,960,706	1.5	351,684
BNY Mellon Small Cap Multi-Strategy Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	6,148,717	50,402,851	42,248,820	-	-	14,302,748	3.6	62,462
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	23,757,618	74,944,835	83,096,547	-	-	15,605,906	3.9	-
Total	29,906,335	125,347,686	125,345,367	-	-	29,908,654	7.5	62,462

77

STATEMENTS OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited) (continued)

Investment Companies	Value 8/31/19	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 2/29/20	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Focused Equity Opportunities Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,189,303	33,782,332	34,237,056	-	-	734,579.2		5,470
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,653,773	24,961,505	23,082,136	-	-	4,533,142	2.2	23,482
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	7,457,589	32,884,404	34,921,537	-	-	5,420,456	2.6	-
Total	10,111,362	57,845,909	58,003,673	-	-	9,953,598	4.8	23,482
BNY Mellon International Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,555,333	107,241,463	106,921,226	-	-	3,875,570.5		37,836
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	7,007,035	40,964,929	42,429,618	-	-	5,542,346.6		-
Total	10,562,368	148,206,392	149,350,844	-	-	9,417,916	1.1	37,836

78

Investment Companies	Value 8/31/19	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 2/29/20	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Emerging Markets Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,791,201	99,224,269	97,311,025	-	-	4,704,445.6		69,454
Investment of Cash Collateral for Securities Loaned;								-
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,878,093	50,473,481	41,641,288	-	-	10,710,286	1.3	-
Total	4,669,294	149,697,750	138,952,313	-	-	15,414,731	1.9	69,454
BNY Mellon International Equity Income Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,488,349	34,891,622	36,355,581	-	-	24,390.0		13,621
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,051,856	7,461,569	8,513,425	-	-	-	-	-
Total	2,540,205	42,353,191	44,869,006	-	-	24,390.0		13,621
BNY Mellon Asset Allocation Fund
Registered Investment Companies;
BNY Mellon Corporate Bond Fund, Cl. M	13,937,544	253,203	-	-	296,582	14,487,329	3.2	253,204
BNY Mellon Dynamic Total Return Fund, Cl. Y	8,477,528	290,264	-	-	(266,477)	8,501,315	1.9	290,264
BNY Mellon Emerging Markets Fund, Cl. M	20,553,340	266,545	-	-	588,019	21,407,904	4.8	266,545
BNY Mellon Floating Rate Income Fund, Cl. Y	11,031,400	319,530	-	-	(222,776)	11,128,154	2.5	319,530
BNY Mellon Focused Equity Opportunities Fund, Cl. M	46,136,176	3,332,353	-	-	(3,153,394)	46,315,135	10.3	3,332,353

79

STATEMENTS OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited) (continued)

Investment Companies	Value 8/31/19	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 2/29/20	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Asset Allocation Fund (continued)
Registered Investment Companies (continued);
BNY Mellon Global Real Estate Securities Fund, Cl. Y	9,195,887	928,955	-	-	(1,201,909)	8,922,933	2.0	928,955
BNY Mellon High Yield Fund, Cl. I	11,101,392	297,385	-	-	(222,465)	11,176,312	2.5	296,526
BNY Mellon Income Stock Fund, Cl. M	12,718,964	1,183,760	-	-	(1,750,974)	12,151,750	2.7	1,183,761
BNY Mellon Intermediate Bond Fund, Cl. M	25,510,909	267,100	-	-	364,780	26,142,789	5.8	267,099
BNY Mellon International Equity Fund, Cl. Y	12,160,143	343,257	-	-	(208,297)	12,295,103	2.7	343,257
BNY Mellon International Fund, Cl. M	12,971,461	357,216	-	-	(264,076)	13,064,601	2.9	357,216
BNY Mellon International Small Cap Fund, Cl. Y	11,354,000	434,068	-	-	(844,460)	10,943,608	2.4	434,067
BNY Mellon Mid Cap Multi-Strategy Fund, Cl M	23,108,086	816,795	9,999,986	3,806,239	(3,827,580)	13,903,554	3.1	816,795
BNY Mellon Research Growth Fund, Cl. Y	11,107,644	773,602	-	-	(216,315)	11,664,931	2.6	773,603
BNY Mellon Select Managers Small Cap Growth Fund, Cl. Y	19,433,333	962,664	1,000,758	(44,353)	(1,198,938)	18,151,948	4.0	962,663
BNY Mellon Select Managers Small Cap Value Fund, Cl. Y	13,517,679	301,887	-	-	(538,640)	13,280,926	3.0	301,886
BNY Mellon Small Cap Multi-Strategy Fund, Cl M	4,510,469	152,255	-	-	(156,217)	4,506,507	1.0	159,210
BNY Mellon Small/Mid Cap Multi-Strategy Fund, Cl M	11,473,193	464,726	-	-	(361,353)	11,576,566	2.6	464,727
Dreyfus Institutional Preferred Government Plus Money Market Fund	4,498,302	28,463,176	30,372,842	-	-	2,588,636.6		34,403
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	593,440	6,710,690	6,465,797	-	-	838,333.2		-
Total	283,390,890	46,919,431	47,839,383	3,761,886	(13,184,490)	273,048,334	60.8	11,786,064

† Includes reinvested dividends/distributions.
See notes to financial statements

80

STATEMENT OF OPTIONS WRITTEN

February 29, 2020 (Unaudited)

BNY Mellon Income Stock Fund
Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	Value ($)
Call Options:
Bank Of America Corp, Contracts 2,815	36	3/20/2020	10,134,000	(5,630)
Cvs Health Corp, Contracts 328	80	3/20/2020	2,624,000	(984)
Total Options Written (premiums received $108,974)				(6,614)

See notes to financial statements.

81

STATEMENTS OF ASSETS AND LIABILITIES
February 29, 2020 (Unaudited)

	BNY Mellon Large Cap Stock Fund	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	BNY Mellon Income Stock Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	155,998,619	189,492,120	799,641,373
Affiliated issuers	841,978	110,118,527	39,220,998
Dividends receivable	343,275	383,196	2,355,675
Receivable for shares of Beneficial Interest subscribed	29,100	21,100	2,593,048
Securities lending receivable	574	792	4,038
Receivable for investment securities sold	-	513,147	2,511,668
Tax reclaim receivable	-	-	42,167
Prepaid expenses	14,641	15,054	39,090
	157,228,187	300,543,936	846,408,057
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	114,491	159,425	590,497
Cash overdraft due to Custodian	124,755	-	1,349,500
Payable for shares of Beneficial Interest redeemed	435,097	397,910	1,104,803
Trustees’ fees and expenses payable	4,119	4,537	11,153
Payable for investment securities purchased	-	525,793	10,316,304
Liability for securities on loan—Note 1(c)	-	23,628	10,785,565
Outstanding options written, at value†††	-	-	6,614
Other accrued expenses	36,524	31,245	39,037
	714,986	1,142,538	24,203,473
Net Assets ($)	156,513,201	299,401,398	822,204,584
Composition of Net Assets ($):
Paid-in capital	112,355,611	182,960,522	752,090,300
Total distributable earnings (loss)	44,157,590	116,440,876	70,114,284
Net Assets ($)	156,513,201	299,401,398	822,204,584
† Investments at cost ($)
Unaffiliated issuers	124,885,268	89,757,136	759,444,257
Affiliated issuers	841,978	106,134,010	39,220,998
†† Value of securities on loan ($)	7,390,502	9,004,718	32,721,021
††† Outstanding options premiums received ($) —See Statement of Options Written—Note 4	-	-	108,974

82

	BNY Mellon Large Cap Stock Fund	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	BNY Mellon Income Stock Fund
Net Asset Value Per Share
Class M
Net Assets ($)	149,862,777	292,859,407	787,897,238
Shares Outstanding	31,883,239	19,817,064	103,669,718
Net Asset Value Per Share ($)	4.70	14.78	7.60
Investor Shares
Net Assets ($)	6,650,424	6,541,991	20,070,688
Shares Outstanding	1,414,076	429,888	2,603,408
Net Asset Value Per Share ($)	4.70	15.22	7.71
Class A
Net Assets ($)	-	-	1,239,569
Shares Outstanding	-	-	162,958
Net Asset Value Per Share ($)	-	-	7.61
Class C
Net Assets ($)	-	-	1,087,879
Shares Outstanding	-	-	143,489
Net Asset Value Per Share ($)	-	-	7.58
Class I
Net Assets ($)	-	-	11,545,678
Shares Outstanding	-	-	1,518,645
Net Asset Value Per Share ($)	-	-	7.60
Class Y
Net Assets ($)	-	-	363,532
Shares Outstanding	-	-	47,871
Net Asset Value Per Share ($)	-	-	7.59

See notes to financial statements.

83

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (continued)

	BNY Mellon Mid Cap Multi-Strategy Fund	BNY Mellon Small Cap Multi-Strategy Fund	BNY Mellon Focused Equity Opportunities Fund	BNY Mellon Small/Mid Cap Multi-Strategy Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	2,558,625,785	385,793,280	393,576,612	200,457,358
Affiliated issuers	38,960,706	29,908,654	734,579	9,953,598
Cash	-	31,889	-	16,001
Receivable for investment securities sold	6,195,477	3,380,180	3,802,769	1,145,422
Dividends receivable	2,517,039	508,843	618,783	179,116
Receivable for shares of Beneficial Interest subscribed	1,335,663	214,000	539,133	241,000
Securities lending receivable	189,467	15,560	2,820	15,961
Tax reclaim receivable	-	852	-	-
Prepaid expenses	43,630	18,364	21,371	18,660
	2,607,867,767	419,871,622	399,296,067	212,027,116
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	2,037,417	362,715	295,112	170,771
Liability for securities on loan—Note 1(c)	19,587,250	15,605,906	-	5,420,456
Payable for investment securities purchased	5,696,695	2,882,642	3,832,997	920,733
Payable for shares of Beneficial Interest redeemed	4,182,602	360,109	3,171,361	176,067
Trustees’ fees and expenses payable	39,642	7,193	7,563	3,700
Other accrued expenses	86,166	36,700	44,753	52,798
	31,629,772	19,255,265	7,351,786	6,744,525
Net Assets ($)	2,576,237,995	400,616,357	391,944,281	205,282,591
Composition of Net Assets ($):
Paid-in capital	1,707,703,676	347,750,134	289,363,630	165,764,612
Total distributable earnings (loss)	868,534,319	52,866,223	102,580,651	39,517,979
Net Assets ($)	2,576,237,995	400,616,357	391,944,281	205,282,591
† Investments at cost ($)
Unaffiliated issuers	1,752,535,887	333,835,383	315,120,401	166,969,484
Affiliated issuers	38,960,706	29,908,654	734,579	9,953,598
†† Value of securities on loan ($)	288,034,674	101,769,225	19,006,280	45,516,122
Net Asset Value Per Share
Class M
Net Assets ($)	2,456,993,506	381,771,587	383,109,954	203,203,523
Shares Outstanding	145,512,092	23,037,519	26,261,575	16,280,245
Net Asset Value Per Share ($)	16.89	16.57	14.59	12.48
Investor Shares
Net Assets ($)	119,244,489	18,844,770	8,834,327	2,079,068
Shares Outstanding	7,195,072	1,209,346	613,779	170,718
Net Asset Value Per Share ($)	16.57	15.58	14.39	12.18

See notes to financial statements.

84

	BNY Mellon International Fund	BNY Mellon Emerging Markets Fund	BNY Mellon International Equity Income Fund	BNY Mellon Asset Allocation Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	836,733,953	824,817,778	249,210,141	175,144,073
Affiliated issuers	9,417,916	15,414,731	24,390	273,048,334
Cash denominated in foreign currency†††	3,624,111	4,977,801	2,195,125	-
Tax reclaim receivable	2,482,262	87,771	998,672	-
Dividends receivable	1,203,065	1,746,468	873,900	316,245
Receivable for shares of Beneficial Interest subscribed	692,733	384,351	310,552	135,000
Securities lending receivable	910	7,015	91	132
Interest receivable	-	-	-	507,545
Prepaid expenses	22,236	23,245	25,742	17,385
	854,177,186	847,459,160	253,638,613	449,168,714
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	763,250	1,154,579	272,035	86,405
Cash overdraft due to Custodian	-	-	-	324,963
Liability for securities on loan—Note 1(c)	5,542,346	10,710,286	-	838,333
Payable for shares of Beneficial Interest redeemed	3,374,580	3,254,439	6,800,725	113,405
Trustees’ fees and expenses payable	16,497	8,642	2,398	6,706
Interest payable—Note 2	-	319	-	-
Payable for investment securities purchased	-	-	-	145,154
Other accrued expenses	48,812	35,954	37,836	38,085
	9,745,485	15,164,219	7,112,994	1,553,051
Net Assets ($)	844,431,701	832,294,941	246,525,619	447,615,663
Composition of Net Assets ($):
Paid-in capital	917,768,193	1,092,177,578	301,267,796	391,411,616
Total distributable earnings (loss)	(73,336,492)	(259,882,637)	(54,742,177)	56,204,047
Net Assets ($)	844,431,701	832,294,941	246,525,619	447,615,663
† Investments at cost ($)
Unaffiliated issuers	860,840,275	647,693,306	264,473,893	153,963,249
Affiliated issuers	9,417,916	15,414,731	24,390	251,947,766
†† Value of securities on loan ($)	7,299,930	37,773,142	1,451,625	1,466,572
††† Cash denominated in foreign currency (cost) ($)	3,667,336	5,159,235	2,235,614	-
Net Asset Value Per Share
Class M
Net Assets ($)	826,068,088	809,449,033	244,676,749	441,539,487
Shares Outstanding	68,337,574	77,564,956	20,948,385	38,122,727
Net Asset Value Per Share ($)	12.09	10.44	11.68	11.58
Investor Shares
Net Assets ($)	18,363,613	22,845,908	1,848,870	6,076,176
Shares Outstanding	1,421,467	2,130,913	156,343	520,038
Net Asset Value Per Share ($)	12.92	10.72	11.83	11.68

See notes to financial statements.

85

STATEMENTS OF OPERATIONS
Six Months Ended February 29, 2020 (Unaudited)

	BNY Mellon Large Cap Stock Fund		BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	BNY Mellon Income Stock Fund
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,762,709	†	1,862,289	14,496,314	†
Affiliated issuers	6,253		1,039,760	328,232
Income from securities lending—Note 1(c)	5,394		5,934	28,887
Interest	-		542	1,511
Total Income	1,774,356		2,908,525	14,854,944
Expenses:
Investment advisory fee—Note 3(a)	598,254		818,925	3,180,620
Administration fee—Note 3(a)	112,673		127,812	602,540
Professional fees	19,745		21,403	22,252
Registration fees	15,845		17,071	45,810
Shareholder servicing costs—Note 3(b)	9,313		8,647	38,528
Chief Compliance Officer fees—Note 3(b)	6,661		9,325	6,661
Trustees’ fees and expenses—Note 3(c)	6,282		11,486	26,576
Prospectus and shareholders’ reports	5,877		5,969	5,339
Custodian fees—Note 3(b)	5,021		3,284	8,425
Loan commitment fees—Note 2	2,881		4,824	13,188
Interest expense—Note 2	325		-	-
Distribution fees—Note 3(b)	-		-	4,695
Miscellaneous	7,282		7,982	35,530
Total Expenses	790,159		1,036,728	3,990,164
Less—reduction in expenses due to undertakings—Note 3(a)	-		-	(417)
Net Expenses	790,159		1,036,728	3,989,747
Investment Income—Net	984,197		1,871,797	10,865,197
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Unaffiliated issuers	18,948,418		8,727,534	57,172,730
Affiliated issuers	-		134,908	-
Net realized gain (loss) on options transactions	-		-	642,891
Capital gain distributions from affiliated issuers	-		6,276,108	-
Net Realized Gain (Loss)	18,948,418		15,138,550	57,815,621
Net change in unrealized appreciation (depreciation) on investments:
Unaffiliated issuers	(15,781,148)		(6,473,052)	(98,998,065)
Affiliated issuers	-		(6,660,707)	-
Net change in unrealized appreciation (depreciation) on options transactions	-		-	(239,281)
Net Change in Unrealized Appreciation (Depreciation)	(15,781,148)		(13,133,759)	(99,237,346)
Net Realized and Unrealized Gain (Loss) on Investments	3,167,270		2,004,791	(41,421,725)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,151,467		3,876,588	(30,556,528)
† Net of foreign taxes withheld at source ($)	1,231		-	75,004

See notes to financial statements.

86

	BNY Mellon Mid Cap Multi-Strategy Fund		BNY Mellon Small Cap Multi-Strategy Fund		BNY Mellon Focused Equity Opportunities Fund	BNY Mellon Small/Mid Cap Multi-Strategy Fund
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	18,832,957	†	2,348,424	†	3,629,899	1,137,408	†
Affiliated issuers	351,684		62,462		5,470	23,482
Income from securities lending—Note 1(c)	520,588		279,417		17,453	116,867
Interest	6,230		2,445		-	45

Total Income	19,711,459		2,692,748		3,652,822	1,277,802
Expenses:
Investment advisory fee—Note 3(a)	10,476,960		1,841,678		1,534,410	842,391
Administration fee—Note 3(a)	1,720,472		266,877		269,674	138,350
Shareholder servicing costs—Note 3(b)	156,688		24,278		10,763	2,735
Trustees’ fees and expenses—Note 3(c)	87,968		13,046		14,707	7,371
Professional fees	69,635		21,550		23,149	19,826
Loan commitment fees—Note 2	35,172		5,749		4,641	2,270
Custodian fees—Note 3(b)	34,723		16,112		4,793	14,048
Registration fees	23,122		17,603		21,016	16,948
Prospectus and shareholders’ reports	16,703		7,037		3,154	1,895
Chief Compliance Officer fees—Note 3(b)	10,657		6,661		6,661	6,661
Interest expense—Note 2	-		-		1,138	-
Miscellaneous	74,907		21,529		12,392	18,815
Total Expenses	12,707,007		2,242,120		1,906,498	1,071,310
Investment Income—Net	7,004,452		450,628		1,746,324	206,492
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	96,983,107		11,812,171		30,817,052	11,238,307
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(93,859,156)		(10,621,395)		(28,158,113)	(8,405,233)
Net Realized and Unrealized Gain (Loss) on Investments	3,123,951		1,190,776		2,658,939	2,833,074
Net Increase in Net Assets Resulting from Operations	10,128,403		1,641,404		4,405,263	3,039,566
† Net of foreign taxes withheld at source ($)	30,893		6,930		-	3,146

See notes to financial statements.

87

STATEMENTS OF OPERATIONS (Unaudited) (continued)

	BNY Mellon International Fund		BNY Mellon Emerging Markets Fund		BNY Mellon International Equity Income Fund		BNY Mellon Asset Allocation Fund
Investment Income ($):
Income:
Dividends:
Unaffiliated issuers	7,241,809	†	11,224,752	†	4,905,493	†	1,436,757	†
Affiliated issuers	37,836		69,454		13,621		3,723,462
Income from securities lending—Note 1(c)	7,652		51,803		24,483		1,957
Interest	-		-		-		1,047,970
Total Income	7,287,297		11,346,009		4,943,597		6,210,146
Expenses:
Investment advisory fee—Note 3(a)	4,004,303		5,109,251		1,224,865		697,117
Administration fee—Note 3(a)	573,856		541,314		175,732		104,917
Custodian fees—Note 3(b)	72,750		345,988		78,074		5,043
Professional fees	33,417		42,580		24,175		25,240
Trustees’ fees and expenses—Note 3(c)	30,965		28,159		8,799		14,621
Shareholder servicing costs—Note 3(b)	22,673		27,512		2,326		7,900
Registration fees	18,092		19,937		19,575		25,979
Loan commitment fees—Note 2	13,979		11,406		3,743		7,074
Chief Compliance Officer fees—Note 3(b)	6,661		6,661		6,661		7,993
Prospectus and shareholders’ reports	4,288		5,140		4,228		4,160
Interest expense—Note 2	949		-		-		-
Miscellaneous	28,323		20,607		16,609		15,921
Total Expenses	4,810,256		6,158,555		1,564,787		915,965
Less—reduction in expenses due to undertakings—Note 3(a)	-		-		-		(197,279)
Net Expenses	4,810,256		6,158,555		1,564,787		718,686
Investment Income—Net	2,477,041		5,187,454		3,378,810		5,491,460
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	22,477,453		(12,346,170)		(5,810,283)		4,356,013
Affiliated issuers	-		-		-		3,761,886
Net realized gain (loss) on forward foreign currency exchange contracts	21,559		(224,986)		(46,504)		-
Capital gain distributions from affiliated issuers	-		-		-		8,062,602
Net Realized Gain (Loss)	22,499,012		(12,571,156)		(5,856,787)		16,180,501
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions:
Unaffiliated issuers	(12,702,959)		43,132,131		50,214		(3,758,479)
Affiliated issuers	-		-		-		(13,184,490)
Net Change in Unrealized Appreciation (Depreciation)	(12,702,959)		43,132,131		50,214		(16,942,969)
Net Realized and Unrealized Gain (Loss) on Investments	9,796,053		30,560,975		(5,806,573)		(762,468)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,273,094		35,748,429		(2,427,763)		4,728,992
† Net of foreign taxes withheld at source ($)	491,770		918,912		467,948		636

See notes to financial statements.

88

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Large Cap Stock Fund		BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Operations ($):
Investment income—net	984,197	2,517,072	1,871,797	3,029,782
Net realized gain (loss) on investments	18,948,418	20,619,192	15,138,550	25,009,450
Net change in unrealized appreciation (depreciation) on investments	(15,781,148)	(31,584,289)	(13,133,759)	(29,312,295)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,151,467	(8,448,025)	3,876,588	(1,273,063)
Distributions ($):
Distributions to shareholders:
Class M	(23,732,760)	(34,977,319)	(25,066,895)	(38,761,855)
Investor Shares	(1,040,250)	(1,317,080)	(536,318)	(742,007)
Total Distributions	(24,773,010)	(36,294,399)	(25,603,213)	(39,503,862)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	5,957,795	39,251,913	2,108,766	17,649,746
Investor Shares	986,679	1,316,675	952,535	2,726,661
Distributions reinvested:
Class M	13,246,630	20,579,083	19,493,223	30,446,340
Investor Shares	1,025,539	1,249,400	406,721	588,916
Cost of shares redeemed:
Class M	(38,767,340)	(97,863,598)	(16,417,237)	(49,167,840)
Investor Shares	(1,280,069)	(4,128,504)	(1,286,567)	(2,154,592)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(18,830,766)	(39,595,031)	5,257,441	89,231
Total Increase (Decrease) in Net Assets	(39,452,309)	(84,337,455)	(16,469,184)	(40,687,694)
Net Assets ($):
Beginning of Period	195,965,510	280,302,965	315,870,582	356,558,276
End of Period	156,513,201	195,965,510	299,401,398	315,870,582
Capital Share Transactions (Shares):
Class Ma
Shares sold	1,146,633	7,923,707	128,708	1,152,890
Shares issued for distributions reinvested	2,647,815	4,139,046	1,207,011	2,220,739
Shares redeemed	(7,211,332)	(18,326,576)	(997,947)	(3,212,345)
Net Increase (Decrease) in Shares Outstanding	(3,416,884)	(6,263,823)	337,772	161,284
Investor Shares[a]
Shares sold	182,346	243,479	55,328	167,868
Shares issued for distributions reinvested	204,922	250,934	24,442	41,767
Shares redeemed	(246,939)	(753,630)	(76,762)	(138,849)
Net Increase (Decrease) in Shares Outstanding	140,329	(259,217)	3,008	70,786

[a]During the period ended February 29, 2020, 172,582 Class M shares representing $937,207 were exchanged for 172,456 Investor shares for BNY Mellon Large Cap Stock Fund and 57,750 Class M shares representing $967,197 were exchanged for 56,244 Investor shares for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund. During the period ended August 31, 2019, 243,554 Class M shares representing $1,316,674 were exchanged for 243,479 Investor shares for BNY Mellon Large Cap Stock Fund and 171,468 Class M shares representing $2,711,661 were exchanged for 167,039 Investor shares for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund.

See notes to financial statements.

89

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Income Stock Fund		BNY Mellon Mid Cap Multi-Strategy Fund
	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Operations ($):
Investment income—net	10,865,197	25,779,105	7,004,452	12,759,704
Net realized gain (loss) on investments	57,815,621	65,498,489	96,983,107	83,661,715
Net change in unrealized appreciation (depreciation) on investments	(99,237,346)	(113,637,936)	(93,859,156)	(225,723,778)
Net Increase (Decrease) in Net Assets Resulting from Operations	(30,556,528)	(22,360,342)	10,128,403	(129,302,359)
Distributions ($):
Distributions to shareholders:
Class M	(83,673,559)	(112,298,396)	(89,944,052)	(197,165,092)
Investor Shares	(2,105,025)	(3,668,374)	(4,138,672)	(8,965,119)
Class A	(154,803)	(362,938)	-	-
Class C	(102,174)	(74,750)	-	-
Class I	(1,043,633)	(1,407,810)	-	-
Class Y	(35,504)	(5,124)	-	-
Total Distributions	(87,114,698)	(117,817,392)	(94,082,724)	(206,130,211)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	40,892,187	168,694,876	70,396,820	300,746,846
Investor Shares	7,901,934	18,657,995	32,081,160	56,235,488
Class A	752,829	822,080	-	-
Class C	101,110	1,308,608	-	-
Class I	3,303,850	7,577,053	-	-
Class Y	-	356,747	-	-
Distributions reinvested:
Class M	37,901,037	48,321,973	39,503,024	88,948,705
Investor Shares	1,674,119	3,011,943	3,150,656	7,422,669
Class A	143,138	357,768	-	-
Class C	101,276	73,716	-	-
Class I	1,000,700	1,290,690	-	-
Class Y	34,550	3,978	-	-
Cost of shares redeemed:
Class M	(108,956,203)	(338,797,865)	(183,826,808)	(813,414,685)
Investor Shares	(10,560,291)	(24,892,850)	(30,431,131)	(57,300,065)
Class A	(958,594)	(3,740,605)	-	-
Class C	(115,672)	(1,108,481)	-	-
Class I	(1,116,232)	(9,299,794)	-	-
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(27,900,262)	(127,362,168)	(69,126,279)	(417,361,042)
Total Increase (Decrease) in Net Assets	(145,571,488)	(267,539,902)	(153,080,600)	(752,793,612)
Net Assets ($):
Beginning of Period	967,776,072	1,235,315,974	2,729,318,595	3,482,112,207
End of Period	822,204,584	967,776,072	2,576,237,995	2,729,318,595

90

	BNY Mellon Income Stock Fund		BNY Mellon Mid Cap Multi-Strategy Fund
	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Capital Share Transactions (Shares):
Class Ma
Shares sold	4,637,359	20,249,369	3,852,218	18,545,109
Shares issued for distributions reinvested	4,385,605	5,964,918	2,175,285	6,147,112
Shares redeemed	(12,289,649)	(40,485,328)	(10,103,327)	(49,696,090)
Net Increase (Decrease) in Shares Outstanding	(3,266,685)	(14,271,041)	(4,075,824)	(25,003,869)
Investor Shares[a]
Shares sold	870,604	2,034,158	1,789,150	3,322,817
Shares issued for distributions reinvested	191,038	365,801	176,606	521,988
Shares redeemed	(1,170,361)	(2,883,770)	(1,694,252)	(3,466,120)
Net Increase (Decrease) in Shares Outstanding	(108,719)	(483,811)	271,504	378,685
Class A
Shares sold	85,493	97,215	-	-
Shares issued for distributions reinvested	16,550	43,931	-	-
Shares redeemed	(111,929)	(439,167)	-	-
Net Increase (Decrease) in Shares Outstanding	(9,886)	(298,021)	-	-
Class C
Shares sold	11,332	167,819	-	-
Shares issued for distributions reinvested	11,747	9,064	-	-
Shares redeemed	(12,903)	(128,138)	-	-
Net Increase (Decrease) in Shares Outstanding	10,176	48,745	-	-
Class I
Shares sold	366,469	850,341	-	-
Shares issued for distributions reinvested	115,831	158,115	-	-
Shares redeemed	(127,829)	(1,120,935)	-	-
Net Increase (Decrease) in Shares Outstanding	354,471	(112,479)	-	-
Class Y
Shares sold	-	42,219	-	-
Shares issued for distributions reinvested	4,002	462	-	-
Net Increase (Decrease) in Shares Outstanding	4,002	42,681	-	-

[a]During the period ended February 29, 2020, 875,732 Class M shares representing $7,844,706 were exchanged for 864,104 Investor shares for BNY Mellon Income Stock Fund and 1,704,672 Class M shares representing $31,117,440 were exchanged for 1,737,175 Investor shares for BNY Mellon Mid Cap Multi-Strategy Fund. During the period ended August 31, 2019, 2,041,350 Class M shares representing $18,503,125 were exchanged for 2,016,969 Investor shares for BNY Mellon Income Stock Fund and 3,113,954 Class M shares representing $53,624,580 were exchanged for 3,170,485 Investor shares for BNY Mellon Mid Cap Multi-Strategy Fund.

See notes to financial statements.

91

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Small Cap Multi-Strategy Fund		BNY Mellon Focused Equity Opportunities Fund
	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Operations ($):
Investment income—net	450,628	445,479	1,746,324	3,051,598
Net realized gain (loss) on investments	11,812,171	15,430,814	30,817,052	27,419,986
Net change in unrealized appreciation (depreciation) on investments	(10,621,395)	(100,612,833)	(28,158,113)	(51,318,102)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,641,404	(84,736,540)	4,405,263	(20,846,518)
Distributions ($):
Distributions to shareholders:
Class M	(13,776,400)	(68,142,188)	(29,330,383)	(76,074,385)
Investor Shares	(639,055)	(3,576,590)	(627,280)	(2,013,402)
Total Distributions	(14,415,455)	(71,718,778)	(29,957,663)	(78,087,787)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	15,273,886	57,408,911	17,072,553	82,067,513
Investor Shares	4,984,380	8,442,374	4,689,246	7,174,483
Distributions reinvested:
Class M	7,178,553	37,256,302	15,364,174	42,511,803
Investor Shares	509,328	2,583,482	404,132	1,561,091
Cost of shares redeemed:
Class M	(33,933,132)	(165,434,026)	(54,993,014)	(175,742,722)
Investor Shares	(4,795,913)	(9,993,983)	(2,790,024)	(10,452,208)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(10,782,898)	(69,736,940)	(20,252,933)	(52,880,040)
Total Increase (Decrease) in Net Assets	(23,556,949)	(226,192,258)	(45,805,333)	(151,814,345)
Net Assets ($):
Beginning of Period	424,173,306	650,365,564	437,749,614	589,563,959
End of Period	400,616,357	424,173,306	391,944,281	437,749,614
Capital Share Transactions (Shares):
Class Ma
Shares sold	846,961	3,549,528	1,069,853	5,508,714
Shares issued for distributions reinvested	401,037	2,459,162	984,252	3,062,810
Shares redeemed	(1,890,298)	(9,332,861)	(3,439,991)	(11,950,457)
Net Increase (Decrease) in Shares Outstanding	(642,300)	(3,324,171)	(1,385,886)	(3,378,933)
Investor Shares[a]
Shares sold	296,768	472,697	297,545	452,645
Shares issued for distributions reinvested	30,245	180,663	26,225	113,782
Shares redeemed	(285,001)	(619,411)	(175,429)	(733,570)
Net Increase (Decrease) in Shares Outstanding	42,012	33,949	148,341	(167,143)

[a]During the period ended February 29, 2020, 277,700 Class M shares representing $4,956,158 were exchanged for 295,099 Investor shares for BNY Mellon Small Cap Multi-Strategy Fund and 302,519 Class M shares representing $4,832,842 were exchanged for 306,598 Investor shares for BNY Mellon Focused Equity Opportunities Fund. During the period ended August 31, 2019, 420,734 Class M shares representing $7,972,778 were exchanged for 444,248 Investor shares for BNY Mellon Small Cap Multi-Strategy Fund and 449,288 Class M shares representing $7,220,974 were exchanged for 454,640 Investor shares for BNY Mellon Focused Equity Opportunities Fund.

See notes to financial statements.

92

	BNY Mellon Small/Mid Cap Multi-Strategy Fund		BNY Mellon International Fund
	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Operations ($):
Investment income—net	206,492	197,386	2,477,041	24,164,273
Net realized gain (loss) on investments	11,238,307	10,467,424	22,499,012	(30,295,125)
Net change in unrealized appreciation (depreciation) on investments	(8,405,233)	(48,855,473)	(12,702,959)	(73,951,873)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,039,566	(38,190,663)	12,273,094	(80,082,725)
Distributions ($):
Distributions to shareholders:
Class M	(8,540,650)	(47,356,740)	(23,745,005)	(19,760,847)
Investor Shares	(85,469)	(496,008)	(428,099)	(370,348)
Total Distributions	(8,626,119)	(47,852,748)	(24,173,104)	(20,131,195)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	2,044,615	26,756,891	23,882,757	123,187,997
Investor Shares	432,812	1,064,865	11,274,689	16,065,319
Distributions reinvested:
Class M	6,623,416	35,180,791	4,299,413	3,815,653
Investor Shares	43,348	276,553	310,711	280,799
Cost of shares redeemed:
Class M	(22,955,016)	(124,576,230)	(87,651,327)	(256,119,549)
Investor Shares	(384,326)	(2,554,887)	(9,619,343)	(17,776,433)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(14,195,151)	(63,852,017)	(57,503,100)	(130,546,214)
Total Increase (Decrease) in Net Assets	(19,781,704)	(149,895,428)	(69,403,110)	(230,760,134)
Net Assets ($):
Beginning of Period	225,064,295	374,959,723	913,834,811	1,144,594,945
End of Period	205,282,591	225,064,295	844,431,701	913,834,811
Capital Share Transactions (Shares):
Class Ma
Shares sold	154,958	2,266,217	1,817,420	10,132,677
Shares issued for distributions reinvested	505,218	2,968,843	323,507	326,403
Shares redeemed	(1,714,309)	(9,894,026)	(6,675,303)	(21,224,718)
Net Increase (Decrease) in Shares Outstanding	(1,054,133)	(4,658,966)	(4,534,376)	(10,765,638)
Investor Shares[a]
Shares sold	32,626	79,577	806,811	1,206,112
Shares issued for distributions reinvested	3,389	23,841	21,865	22,500
Shares redeemed	(29,485)	(196,224)	(684,160)	(1,346,092)
Net Increase (Decrease) in Shares Outstanding	6,530	(92,806)	144,516	(117,480)

[a]During the period ended February 29, 2020, 31,736 Class M shares representing $431,297 were exchanged for 32,508 Investor shares for BNY Mellon Small/Mid Cap Multi-strategy Fund and 860,554 Class M shares representing $11,268,467 were exchanged for 806,373 Investor shares for BNY Mellon International Fund. During the period ended August 31, 2019, 75,773 Class M shares representing $1,036,865 were exchanged for 77,351 Investor shares for BNY Mellon Small/Mid Cap Multi-Strategy Fund and 1,280,448 Class M shares representing $16,011,960 were exchanged for 1,201,587 Investor shares for BNY Mellon International Fund.

See notes to financial statements.

93

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Emerging Markets Fund		BNY Mellon International Equity Income Fund
	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Operations ($):
Investment income—net	5,187,454	11,803,303	3,378,810	14,468,445
Net realized gain (loss) on investments	(12,571,156)	(22,323,793)	(5,856,787)	(16,898,391)
Net change in unrealized appreciation (depreciation) on investments	43,132,131	(36,809,939)	50,214	(27,210,328)
Net Increase (Decrease) in Net Assets Resulting from Operations	35,748,429	(47,330,429)	(2,427,763)	(29,640,274)
Distributions ($):
Distributions to shareholders:
Class M	(10,330,776)	(6,203,546)	(7,852,425)	(13,701,640)
Investor Shares	(215,016)	(91,891)	(48,801)	(53,566)
Total Distributions	(10,545,792)	(6,295,437)	(7,901,226)	(13,755,206)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	30,148,575	139,075,731	13,152,971	72,357,767
Investor Shares	10,662,437	14,085,497	3,120,311	3,148,415
Distributions reinvested:
Class M	2,088,194	1,313,234	2,041,880	3,472,998
Investor Shares	166,806	75,220	31,950	44,816
Cost of shares redeemed:
Class M	(66,733,192)	(190,996,208)	(42,334,978)	(111,463,438)
Investor Shares	(9,374,458)	(12,167,064)	(3,536,439)	(2,229,203)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(33,041,638)	(48,613,590)	(27,524,305)	(34,668,645)
Total Increase (Decrease) in Net Assets	(7,839,001)	(102,239,456)	(37,853,294)	(78,064,125)
Net Assets ($):
Beginning of Period	840,133,942	942,373,398	284,378,913	362,443,038
End of Period	832,294,941	840,133,942	246,525,619	284,378,913
Capital Share Transactions (Shares):
Class Ma
Shares sold	2,704,721	13,711,081	1,011,656	5,673,536
Shares issued for distributions reinvested	184,960	134,277	160,502	276,543
Shares redeemed	(6,089,323)	(19,061,283)	(3,342,378)	(8,870,926)
Net Increase (Decrease) in Shares Outstanding	(3,199,642)	(5,215,925)	(2,170,220)	(2,920,847)
Investor Shares[a]
Shares sold	931,686	1,327,839	238,059	239,370
Shares issued for distributions reinvested	14,367	7,485	2,491	3,526
Shares redeemed	(829,905)	(1,160,998)	(271,952)	(171,373)
Net Increase (Decrease) in Shares Outstanding	116,148	174,326	(31,402)	71,523

[a]During the period ended February 29, 2020, 900,005 Class M shares representing $10,013,812 were exchanged for 876,563 Investor shares for BNY Mellon Emerging Markets Fund and 241,062 Class M shares representing $3,121,108 were exchanged for 238,130 Investor shares for BNY Mellon International Equity Income Fund. During the period ended August 31, 2019, 1,363,929 Class M shares representing $14,090,730 were exchanged for 1,328,895 Investor shares for BNY Mellon Emerging Markets Fund and 252,618 Class M shares representing $3,267,927 were exchanged for 249,536 Investor shares for BNY Mellon International Equity Income Fund.

See notes to financial statements.

94

	BNY Mellon Asset Allocation Fund
	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Operations ($):
Investment income—net	5,491,460	7,136,792
Net realized gain (loss) on investments	16,180,501	26,983,841
Net change in unrealized appreciation (depreciation) on investments	(16,942,969)	(37,002,168)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,728,992	(2,881,535)
Distributions ($):
Distributions to shareholders:
Class M	(30,715,649)	(28,756,893)
Investor Shares	(426,190)	(387,023)
Total Distributions	(31,141,839)	(29,143,916)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	16,523,450	59,626,360
Investor Shares	1,012,653	3,837,411
Distributions reinvested:
Class M	19,326,398	14,975,040
Investor Shares	359,861	333,234
Cost of shares redeemed:
Class M	(22,362,956)	(78,467,553)
Investor Shares	(2,007,735)	(3,659,598)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	12,851,671	(3,355,106)
Total Increase (Decrease) in Net Assets	(13,561,176)	(35,380,557)
Net Assets ($):
Beginning of Period	461,176,839	496,557,396
End of Period	447,615,663	461,176,839
Capital Share Transactions (Shares):
Class Ma
Shares sold	1,325,444	5,083,505
Shares issued for distributions reinvested	1,572,510	1,360,106
Shares redeemed	(1,785,007)	(6,646,350)
Net Increase (Decrease) in Shares Outstanding	1,112,947	(202,739)
Investor Shares[a]
Shares sold	78,610	315,699
Shares issued for distributions reinvested	29,019	29,648
Shares redeemed	(160,253)	(297,810)
Net Increase (Decrease) in Shares Outstanding	(52,624)	47,537

[a]During the period ended February 29, 2020, 76,645 Class M shares representing $980,598 were exchanged for 76,029 Investor shares and during the period ended August 31, 2019, 318,161 Class M shares representing $3,837,580 were exchanged for 315,659 Investor shares for BNY Mellon Asset Allocation Fund.

See notes to financial statements.

95

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

		Class M
	Six Months Ended	Year Ended August 31,
BNY Mellon Large Cap Stock Fund	February 29, 2020 (Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	5.36	6.50	6.25	5.67	5.92	7.15
Investment Operations:
Investment income—net [a]	.03	.06	.07	.07	.08	.09
Net realized and unrealized gain (loss) on investments	.07	(.25)	1.00	.81	.34	(.04)
Total from Investment Operations	.10	(.19)	1.07	.88	.42	.05
Distributions:
Dividends from investment income—net	(.03)	(.07)	(.06)	(.07)	(.08)	(.08)
Dividends from net realized gain on investments	(.73)	(.88)	(.76)	(.23)	(.59)	(1.20)
Total Distributions	(.76)	(.95)	(.82)	(.30)	(.67)	(1.28)
Net asset value, end of period	4.70	5.36	6.50	6.25	5.67	5.92
Total Return (%)	1.05[b]	(1.64)	18.31	16.12	7.31	.12
Ratios/Supplemental Data (%)
Ratio of total expenses to average net assets	.85[c]	.84	.82	.84	.83	.81
Ratio of net expenses to average net assets	.85[c]	.84	.82	.84	.83	.81
Ratio of net investment income to average net assets	1.08[c]	1.14	1.05	1.27	1.44	1.32
Portfolio Turnover Rate	25.08[b]	53.52	48.73	46.36	49.82	52.80
Net Assets, end of period ($ x 1,000)	149,863	189,137	270,328	278,536	328,113	398,485

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

96

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon Large Cap Stock Fund	February 29, 2020 (Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	5.36	6.51	6.26	5.67	5.92	7.15
Investment Operations:
Investment income—net [a]	.02	.05	.05	.06	.07	.07
Net realized and unrealized gain (loss) on investments	.08	(.27)	1.01	.82	.34	(.03)
Total from Investment Operations	.10	(.22)	1.06	.88	.41	.04
Distributions:
Dividends from investment income—net	(.03)	(.05)	(.05)	(.06)	(.07)	(.07)
Dividends from net realized gain on investments	(.73)	(.88)	(.76)	(.23)	(.59)	(1.20)
Total Distributions	(.76)	(.93)	(.81)	(.29)	(.66)	(1.27)
Net asset value, end of period	4.70	5.36	6.51	6.26	5.67	5.92
Total Return (%)	.92[b]	(2.03)	18.02	16.02	7.04	(.13)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10[c]	1.09	1.07	1.09	1.08	1.06
Ratio of net expenses to average net assets	1.10[c]	1.09	1.07	1.09	1.08	1.06
Ratio of net investment income to average net assets	.84[c]	.89	.79	1.02	1.18	1.08
Portfolio Turnover Rate	25.08[b]	53.52	48.73	46.36	49.82	52.80
Net Assets, end of period ($ x 1,000)	6,650	6,828	9,975	10,093	9,801	9,900

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

97

FINANCIAL HIGHLIGHTS (continued)

		Class M
	Six Months Ended	Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	February 29, 2020 (Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	15.86	18.12	16.50	14.98	14.71	17.12
Investment Operations:
Investment income—net [a]	.09	.15	.14	.16	.17	.16
Net realized and unrealized gain (loss) on investments	.15	(.35)	3.21	2.31	1.33	(.23)
Total from Investment Operations	.24	(.20)	3.35	2.47	1.50	(.07)
Distributions:
Dividends from investment income—net	(.17)	(.23)	(.23)	(.23)	(.15)	(.26)
Dividends from net realized gain on investments	(1.15)	(1.83)	(1.50)	(.72)	(1.08)	(2.08)
Total Distributions	(1.32)	(2.06)	(1.73)	(.95)	(1.23)	(2.34)
Net asset value, end of period	14.78	15.86	18.12	16.50	14.98	14.71
Total Return (%)	.82[b]	.69	21.44	17.13	10.86	(.94)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [c]	.63[d]	.64	.66	.65	.64	.61
Ratio of net expenses to average net assets [c]	.63[d]	.64	.66	.65	.64	.61
Ratio of net investment income to average net assets [c]	1.15[d]	.96	.80	1.05	1.19	.99
Portfolio Turnover Rate	8.87[b]	25.75	15.03	24.05	13.81	20.63
Net Assets, end of period ($ x 1,000)	292,859	308,921	349,960	336,659	344,867	401,855

a Based on average shares outstanding.
b Not annualized.
c Amount does not include the expenses of the underlying funds.
d Annualized.
See notes to financial statements.

98

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	February 29, 2020 (Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	16.28	18.53	16.84	15.28	14.98	17.40
Investment Operations:
Investment income—net [a]	.07	.11	.10	.13	.14	.12
Net realized and unrealized gain (loss) on investments	.16	(.34)	3.28	2.35	1.35	(.23)
Total from Investment Operations	.23	(.23)	3.38	2.48	1.49	(.11)
Distributions:
Dividends from investment income—net	(.14)	(.19)	(.19)	(.20)	(.11)	(.23)
Dividends from net realized gain on investments	(1.15)	(1.83)	(1.50)	(.72)	(1.08)	(2.08)
Total Distributions	(1.29)	(2.02)	(1.69)	(.92)	(1.19)	(2.31)
Net asset value, end of period	15.22	16.28	18.53	16.84	15.28	14.98
Total Return (%)	.71[b]	.45	21.15	16.87	10.56	(1.19)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [c]	.88[d]	.89	.91	.90	.89	.86
Ratio of net expenses to average net assets [c]	.88[d]	.89	.91	.90	.89	.86
Ratio of net investment income to average net assets [c]	.88[d]	.71	.56	.81	.97	.74
Portfolio Turnover Rate	8.87[b]	25.75	15.03	24.05	13.81	20.63
Net Assets, end of period ($ x 1,000)	6,542	6,949	6,598	6,511	6,081	4,237

a Based on average shares outstanding.
b Not annualized.
c Amount does not include the expenses of the underlying funds.
d Annualized.
See notes to financial statements.

99

FINANCIAL HIGHLIGHTS (continued)

		Class M
	Six Months Ended	Year Ended August 31,
BNY Mellon Income Stock Fund	February 29, 2020 (Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	8.70	9.78	9.29	8.72	8.57	9.94
Investment Operations:
Investment income—net [a]	.10	.22	.21	.21	.21	.19
Net realized and unrealized gain (loss) on investments	(.39)	(.33)	1.16	.83	.94	(.38)
Total From Investment Operations	(.29)	(.11)	1.37	1.04	1.15	(.19)
Distributions:
Dividends from investment income—net	(.10)	(.21)	(.19)	(.19)	(.21)	(.19)
Dividends from net realized gain on investments	(.71)	(.76)	(.69)	(.28)	(.79)	(.99)
Total Distributions	(.81)	(.97)	(.88)	(.47)	(1.00)	(1.18)
Net asset value, end of period	7.60	8.70	9.78	9.29	8.72	8.57
Total Return (%)	(4.46)[b]	(.36)	15.31	12.33	14.33	(2.28)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81[c]	.80	.80	.81	.81	.80
Ratio of net expenses to average net assets	.81[c]	.80	.80	.81	.81	.80
Ratio of net investment income to average net assets	2.23[c]	2.47	2.17	2.28	2.54	2.06
Portfolio Turnover Rate	36.51[b]	59.45	67.57	52.66	54.31	65.75
Net Assets, end of period ($ x 1,000)	787,897	930,683	1,185,755	1,185,723	1,068,292	1,077,496

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

100

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon Income Stock Fund	February 29, 2020 (Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	8.82	9.90	9.39	8.81	8.63	10.02
Investment Operations:
Investment income—net [a]	.09	.20	.18	.19	.19	.17
Net realized and unrealized gain (loss) on investments	(.40)	(.33)	1.18	.84	.97	(.40)
Total from Investment Operations	(.31)	(.13)	1.36	1.03	1.16	(.23)
Distributions:
Dividends from investment income—net	(.09)	(.19)	(.16)	(.17)	(.19)	(.17)
Dividends from net realized gain on investments	(.71)	(.76)	(.69)	(.28)	(.79)	(.99)
Total Distributions	(.80)	(.95)	(.85)	(.45)	(.98)	(1.16)
Net asset value, end of period	7.71	8.82	9.90	9.39	8.81	8.63
Total Return (%)	(4.63)[b]	(.60)	15.08	12.02	14.14	(2.64)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06[c]	1.05	1.05	1.06	1.06	1.05
Ratio of net expenses to average net assets	1.06[c]	1.05	1.05	1.06	1.06	1.05
Ratio of net investment income to average net assets	1.97[c]	2.24	1.92	2.03	2.27	1.81
Portfolio Turnover Rate	36.51[b]	59.45	67.57	52.66	54.31	65.75
Net Assets, end of period ($ x 1,000)	20,071	23,913	31,625	28,204	16,094	14,479

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

101

FINANCIAL HIGHLIGHTS (continued)

		Class A
	Six Months Ended	Year Ended August 31,
BNY Mellon Income Stock Fund	February 29, 2020 (Unaudited)	2019	2018	2017	2016	[a]
Per Share Data ($):
Net asset value, beginning of period	8.71	9.79	9.30	8.72	8.42
Investment Operations:
Investment income—net [b]	.09	.19	.18	.17	.05
Net realized and unrealized gain (loss) on investments	(.40)	(.33)	1.16	.86	.30
Total from Investment Operations	(.31)	(.14)	1.34	1.03	.35
Distributions:
Dividends from investment income—net	(.08)	(.18)	(.16)	(.17)	(.05)
Dividends from net realized gain on investments	(.71)	(.76)	(.69)	(.28)	−
Total Distributions	(.79)	(.94)	(.85)	(.45)	(.05)
Net asset value, end of period	7.61	8.71	9.79	9.30	8.72
Total Return (%) [c]	(4.61)[d]	(.64)	15.01	12.18	4.19	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.19[e]	1.10	1.10	1.11	1.15	[e]
Ratio of net expenses to average net assets	1.15[e]	1.10	1.10	1.10	1.15	[e]
Ratio of net investment income to average net assets	1.87[e]	2.20	1.89	2.01	1.96	[e]
Portfolio Turnover Rate	36.51[d]	59.45	67.57	52.66	54.31
Net Assets, end of period ($ x 1,000)	1,240	1,506	4,608	5,112	316

a From May 31, 2016 (commencement of initial offering) to August 31, 2016.
b
 Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
See notes to financial statements.

102

		Class C
	Six Months Ended	Year Ended August 31,
BNY Mellon Income Stock Fund	February 29, 2020 (Unaudited)	2019	2018	2017	2016	[a]
Per Share Data ($):
Net asset value, beginning of period	8.68	9.76	9.28	8.72	8.42
Investment Operations:
Investment income—net [b]	.05	.12	.10	.12	.04
Net realized and unrealized gain (loss) on investments	(.39)	(.33)	1.16	.83	.30
Total from Investment Operations	(.34)	(.21)	1.26	.95	.34
Distributions:
Dividends from investment income—net	(.05)	(.11)	(.09)	(.11)	(.04)
Dividends from net realized gain on investments	(.71)	(.76)	(.69)	(.28)	−
Total Distributions	(.76)	(.87)	(.78)	(.39)	(.04)
Net asset value, end of period	7.58	8.68	9.76	9.28	8.72
Total Return (%) [c]	(5.00)[d]	(1.43)	14.07	11.22	4.00	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.90[e]	1.88	1.88	1.85	1.85	[e]
Ratio of net expenses to average net assets	1.90[e]	1.88	1.88	1.81	1.85	[e]
Ratio of net investment income to average net assets	1.13[e]	1.36	1.08	1.30	1.69	[e]
Portfolio Turnover Rate	36.51[d]	59.45	67.57	52.66	54.31
Net Assets, end of period ($ x 1,000)	1,088	1,158	826	1,143	10

a From May 31, 2016 (commencement of initial offering) to August 31, 2016.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
See notes to financial statements.

103

FINANCIAL HIGHLIGHTS (continued)

		Class I
	Six Months Ended	Year Ended August 31,
BNY Mellon Income Stock Fund	February 29, 2020 (Unaudited)	2019	2018	2017	2016	[a]
Per Share Data ($):
Net asset value, beginning of period	8.71	9.78	9.30	8.72	8.42
Investment Operations:
Investment income—net [b]	.10	.22	.20	.21	.06
Net realized and unrealized gain (loss) on investments	(.41)	(.33)	1.16	.84	.30
Total from Investment Operations	(.31)	(.11)	1.36	1.05	.36
Distributions:
Dividends from investment income—net	(.09)	(.20)	(.19)	(.19)	(.06)
Dividends from net realized gain on investments	(.71)	(.76)	(.69)	(.28)	−
Total Distributions	(.80)	(.96)	(.88)	(.47)	(.06)
Net asset value, end of period	7.60	8.71	9.78	9.30	8.72
Total Return (%)	(4.59)[c]	(.28)	15.18	12.44	4.26	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86[d]	.84	.83	.85	.86	[d]
Ratio of net expenses to average net assets	.86[d]	.84	.83	.85	.86	[d]
Ratio of net investment income to average net assets	2.16[d]	2.41	2.13	2.30	2.71	[d]
Portfolio Turnover Rate	36.51[c]	59.45	67.57	52.66	54.31
Net Assets, end of period ($ x 1,000)	11,546	10,135	12,491	6,068	10

a From May 31, 2016 (commencement of initial offering) to August 31, 2016.
b Based on average shares outstanding.
c Not annualized.
d Annualized.
See notes to financial statements.

104

		Class Y
	Six Months Ended	Year Ended August 31,
BNY Mellon Income Stock Fund	February 29, 2020 (Unaudited)	2019	2018	2017	2016	[a]
Per Share Data ($):
Net asset value, beginning of period	8.70	9.78	9.29	8.72	8.42
Investment Operations:
Investment income—net [b]	.10	.22	.20	.21	.06
Net realized and unrealized gain (loss) on investments	(.40)	(.33)	1.17	.83	.30
Total from Investment Operations	(.30)	(.11)	1.37	1.04	.36
Distributions:
Dividends from investment income—net	(.10)	(.21)	(.19)	(.19)	(.06)
Dividends from net realized gain on investments	(.71)	(.76)	(.69)	(.28)	−
Total Distributions	(.81)	(.97)	(.88)	(.47)	(.06)
Net asset value, end of period	7.59	8.70	9.78	9.29	8.72
Total Return (%)	(4.58)[c]	(.36)	15.31	12.33	4.26	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81[d]	.82	.80	.81	.86	[d]
Ratio of net expenses to average net assets	.81[d]	.82	.80	.81	.86	[d]
Ratio of net investment income to average net assets	2.21[d]	2.43	2.17	2.27	2.71	[d]
Portfolio Turnover Rate	36.51[c]	59.45	67.57	52.66	54.31
Net Assets, end of period ($ x 1,000)	364	382	12	11	10

a From May 31, 2016 (commencement of initial offering) to August 31, 2016.
b Based on average shares outstanding.
c Not annualized.
d Annualized.
See notes to financial statements.

105

FINANCIAL HIGHLIGHTS (continued)

		Class M
	Six Months Ended	Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	February 29, 2020 (Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	17.45	19.24	16.72	15.03	14.66	15.58
Investment Operations:
Investment income—net [a]	.05	.08	.05	.07	.08	.05
Net realized and unrealized gain (loss) on investments	.01	(.63)	3.28	1.88	.96	(.04)
Total from Investment Operations	.06	(.55)	3.33	1.95	1.04	.01
Distributions:
Dividends from investment income—net	(.04)	(.05)	(.04)	(.10)	(.02)	(.04)
Dividends from net realized gain on investments	(.58)	(1.19)	(.77)	(.16)	(.65)	(.89)
Total Distributions	(.62)	(1.24)	(.81)	(.26)	(.67)	(.93)
Net asset value, end of period	16.89	17.45	19.24	16.72	15.03	14.66
Total Return (%)	.02[b]	(1.54)	20.48	13.12	7.51	.15
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90[c]	.89	.89	.90	.90	.90
Ratio of net expenses to average net assets	.90[c]	.89	.89	.90	.90	.90
Ratio of net investment income to average net assets	.51[c]	.45	.30	.45	.60	.29
Portfolio Turnover Rate	20.12[b]	44.44	50.53	62.81	74.68	73.87
Net Assets, end of period ($ x 1,000)	2,456,994	2,610,739	3,358,399	2,788,133	2,433,012	2,199,395

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

106

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	February 29, 2020 (Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	17.13	18.90	16.45	14.79	14.45	15.37
Investment Operations:
Investment income—net [a]	.02	.04	.01	.03	.05	.01
Net realized and unrealized gain (loss) on investments	.00[b]	(.60)	3.22	1.86	.94	(.03)
Total from Investment Operations	.02	(.56)	3.23	1.89	.99	(.02)
Distributions:
Dividends from investment income—net	-	(.02)	(.01)	(.07)	−	(.01)
Dividends from net realized gain on investments	(.58)	(1.19)	(.77)	(.16)	(.65)	(.89)
Total Distributions	(.58)	(1.21)	(.78)	(.23)	(.65)	(.90)
Net asset value, end of period	16.57	17.13	18.90	16.45	14.79	14.45
Total Return (%)	(.12)[c]	(1.70)	20.13	12.89	7.26	(.08)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15[d]	1.14	1.14	1.15	1.15	1.15
Ratio of net expenses to average net assets	1.15[d]	1.14	1.14	1.15	1.15	1.15
Ratio of net investment income to average net assets	.27[d]	.21	.05	.20	.34	.04
Portfolio Turnover Rate	20.12[c]	44.44	50.53	62.81	74.68	73.87
Net Assets, end of period ($ x 1,000)	119,244	118,579	123,713	88,697	60,222	57,118

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.
See notes to financial statements.

107

FINANCIAL HIGHLIGHTS (continued)

		Class M
	Six Months Ended	Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	February 29, 2020 (Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	17.12	23.16	19.48	16.71	16.65	17.18
Investment Operations:
Investment income (loss)—net [a]	.02	.02	(.03)	.01	.01	(.02)
Net realized and unrealized gain (loss) on investments	.04	(3.16)	5.41	2.86	.68	.25
Total from Investment Operations	.06	(3.14)	5.38	2.87	.69	.23
Distributions:
Dividends from investment income—net	(.03)	-	-	-	-	-
Dividends from net realized gain on investments	(.58)	(2.90)	(1.70)	(.10)	(.63)	(.76)
Total Distributions	(.61)	(2.90)	(1.70)	(.10)	(.63)	(.76)
Net asset value, end of period	16.57	17.12	23.16	19.48	16.71	16.65
Total Return (%)	.06[b]	(11.94)	28.97	17.19	4.46	1.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.02[c]	1.02	1.01	1.03	1.05	1.03
Ratio of net expenses to average net assets	1.02[c]	1.02	1.01	1.03	1.05	1.03
Ratio of net investment income (loss) to average net assets	.22[c]	.10	(.15)	.05	.04	(.14)
Portfolio Turnover Rate	31.78[b]	71.58	63.00	75.82	101.40	90.30
Net Assets, end of period ($ x 1,000)	381,772	405,350	625,344	507,703	389,890	368,428

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

108

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	February 29, 2020 (Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	16.12	22.08	18.69	16.07	16.08	16.65
Investment Operations:
Investment (loss)—net [a]	(.00)[b]	(.02)	(.08)	(.04)	(.03)	(.06)
Net realized and unrealized gain (loss) on investments	.04	(3.04)	5.17	2.76	.65	.25
Total from Investment Operations	.04	(3.06)	5.09	2.72	.62	.19
Distributions:
Dividends from net realized gain on investments	(.58)	(2.90)	(1.70)	(.10)	(.63)	(.76)
Net asset value, end of period	15.58	16.12	22.08	18.69	16.07	16.08
Total Return (%)	(.03)[c]	(12.20)	28.62	16.94	4.17	1.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.27[d]	1.27	1.26	1.28	1.30	1.28
Ratio of net expenses to average net assets	1.27[d]	1.27	1.26	1.28	1.30	1.28
Ratio of net investment (loss) to average net assets	(.03)[d]	(.13)	(.40)	(.20)	(.21)	(.39)
Portfolio Turnover Rate	31.78[c]	71.58	63.00	75.82	101.40	90.30
Net Assets, end of period ($ x 1,000)	18,845	18,823	25,022	19,641	14,285	12,745

a Based on average shares outstanding.
b Amount represents less than $.01 per share..
c Not annualized.
d Annualized.
See notes to financial statements.

109

FINANCIAL HIGHLIGHTS (continued)

		Class M
	Six Months Ended	Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	February 29, 2020 (Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	15.57	18.63	16.96	14.63	14.66	18.30
Investment Operations:
Investment income—net [a]	.06	.10	.09	.11	.12	.12
Net realized and unrealized gain (loss) on investments	.08	(.53)	3.51	3.56	1.20	(.69)
Total from Investment Operations	.14	(.43)	3.60	3.67	1.32	(.57)
Distributions:
Dividends from investment income—net	(.13)	(.12)	(.07)	(.19)	(.11)	(.10)
Dividends from net realized gain on investments	(.99)	(2.51)	(1.86)	(1.15)	(1.24)	(2.97)
Total Distributions	(1.12)	(2.63)	(1.93)	(1.34)	(1.35)	(3.07)
Net asset value, end of period	14.59	15.57	18.63	16.96	14.63	14.66
Total Return (%)	.39[b]	(.59)	22.62	27.04	9.39	(3.82)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86[c]	.86	.86	.87	.87	.85
Ratio of net expenses to average net assets	.86[c]	.86	.86	.87	.87	.85
Ratio of net investment income to average net assets	.80[c]	.66	.53	.72	.83	.73
Portfolio Turnover Rate	28.72[b]	78.12	45.29	62.39	48.25	74.72
Net Assets, end of period ($ x 1,000)	383,110	430,597	577,906	485,040	434,171	561,399

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

110

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	February 29, 2020 (Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	15.37	18.43	16.81	14.51	14.55	18.20
Investment Operations:
Investment income—net [a]	.04	.07	.05	.07	.08	.08
Net realized and unrealized gain (loss) on investments	.07	(.53)	3.46	3.53	1.19	(.69)
Total from Investment Operations	.11	(.46)	3.51	3.60	1.27	(.61)
Distributions:
Dividends from investment income—net	(.10)	(.09)	(.03)	(.15)	(.07)	(.07)
Dividends from net realized gain on investments	(.99)	(2.51)	(1.86)	(1.15)	(1.24)	(2.97)
Total Distributions	(1.09)	(2.60)	(1.89)	(1.30)	(1.31)	(3.04)
Net asset value, end of period	14.39	15.37	18.43	16.81	14.51	14.55
Total Return (%)	.27[b]	(.81)	22.24	26.75	9.13	(4.05)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11[c]	1.11	1.11	1.12	1.12	1.11
Ratio of net expenses to average net assets	1.11[c]	1.11	1.11	1.12	1.12	1.11
Ratio of net investment income to average net assets	.56[c]	.42	.32	.49	.59	.47
Portfolio Turnover Rate	28.72[b]	78.12	45.29	62.39	48.25	74.72
Net Assets, end of period ($ x 1,000)	8,834	7,153	11,658	5,947	4,206	8,593

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

111

FINANCIAL HIGHLIGHTS (continued)

		Class M
	Six Months Ended	Year Ended August 31,
BNY Mellon Small/Mid Cap Multi-Strategy Fund	February 29, 2020 (Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.86	16.86	14.49	12.44	12.72	16.98
Investment Operations:
Investment income (loss)—net [a]	.01	.01	(.01)	.01	.01	(.01)
Net realized and unrealized gain (loss) on investments	.13	(1.74)	3.86	2.09	.50	.10
Total from Investment Operations	.14	(1.73)	3.85	2.10	.51	.09
Distributions:
Dividends from investment income—net	(.01)	-	(.00)[b]	(.01)	(.04)	-
Dividends from net realized gain on investments	(.51)	(2.27)	(1.48)	(.04)	(.75)	(4.35)
Total Distributions	(.52)	(2.27)	(1.48)	(.05)	(.79)	(4.35)
Net asset value, end of period	12.48	12.86	16.86	14.49	12.44	12.72
Total Return (%)	.90[c]	(9.13)	28.25	16.94	4.35	1.71
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95[d]	.94	.93	.94	.95	.94
Ratio of net expenses to average net assets	.95[d]	.94	.93	.94	.95	.94
Ratio of net investment income (loss) to average net assets	.19[d]	.08	(.05)	.10	.10	(.08)
Portfolio Turnover Rate	29.52[c]	68.52	61.78	79.45	99.45	110.79
Net Assets, end of period ($ x 1,000)	203,204	223,000	370,701	327,604	300,557	339,836

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.
See notes to financial statements.

112

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon Small/Mid Cap Multi-Strategy Fund	February 29, 2020 (Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.57	16.57	14.30	12.31	12.59	16.88
Investment Operations:
Investment (loss)—net [a]	(.00)[b]	(.02)	(.05)	(.02)	(.01)	(.04)
Net realized and unrealized gain (loss) on investments	.12	(1.71)	3.80	2.05	.48	.10
Total from Investment Operations	.12	(1.73)	3.75	2.03	.47	.06
Distributions:
Dividends from net realized gain on investments	(.51)	(2.27)	(1.48)	(.04)	(.75)	(4.35)
Net asset value, end of period	12.18	12.57	16.57	14.30	12.31	12.59
Total Return (%)	.78[c]	(9.31)	27.87	16.55	4.08	1.48
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.20[d]	1.19	1.18	1.19	1.20	1.19
Ratio of net expenses to average net assets	1.20[d]	1.19	1.18	1.19	1.20	1.19
Ratio of net investment (loss) to average net assets	(.06)[d]	(.17)	(.30)	(.17)	(.11)	(.32)
Portfolio Turnover Rate	29.52[c]	68.52	61.78	79.45	99.45	110.79
Net Assets, end of period ($ x 1,000)	2,079	2,064	4,258	3,227	1,697	1,536

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.
See notes to financial statements.

113

FINANCIAL HIGHLIGHTS (continued)

		Class M
	Six Months Ended	Year Ended August 31,
BNY Mellon International Fund	February 29, 2020 (Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.31	13.45	13.17	11.22	11.55	12.72
Investment Operations:
Investment income—net [a]	.03	.31	.23	.19	.18	.18
Net realized and unrealized gain (loss) on investments	.09	(1.20)	.26	1.98	(.35)	(1.16)
Total from Investment Operations	.12	(.89)	.49	2.17	(.17)	(.98)
Distributions:
Dividends from investment income—net	(.34)	(.25)	(.21)	(.22)	(.16)	(.19)
Net asset value, end of period	12.09	12.31	13.45	13.17	11.22	11.55
Total Return (%)	.72[b]	(6.50)	3.68	19.80	(1.49)	(7.68)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.02[c]	1.02	1.02	1.04	1.03	1.03
Ratio of net expenses to average net assets	1.02[c]	1.02	1.02	1.04	1.03	1.03
Ratio of net investment income to average net assets	.53[c]	2.47	1.68	1.64	1.59	1.49
Portfolio Turnover Rate	32.70[b]	59.03	54.87	81.88	86.83	112.69
Net Assets, end of period ($ x 1,000)	826,068	897,080	1,124,632	1,076,444	1,007,752	1,005,637

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

114

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon International Fund	February 29, 2020 (Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	13.12	14.32	14.02	11.92	12.26	13.50
Investment Operations:
Investment income—net [a]	.02	.29	.22	.20	.15	.15
Net realized and unrealized gain (loss) on investments		(1.27)	.26	2.10	(.37)	(1.22)
Total from Investment Operations	.09	(.98)	.48	2.30	(.22)	(1.07)
Distributions:	.11
Dividends from investment income—net	(.31)	(.22)	(.18)	(.20)	(.12)	(.17)
Net asset value, end of period	12.92	13.12	14.32	14.02	11.92	12.26
Total Return (%)	.59[b]	(6.74)	3.41	19.59	(1.78)	(7.88)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.27[c]	1.27	1.27	1.29	1.28	1.28
Ratio of net expenses to average net assets	1.27[c]	1.27	1.27	1.29	1.28	1.28
Ratio of net investment income to average net assets	.26[c]	2.20	1.44	1.53	1.25	1.17
Portfolio Turnover Rate	32.70[b]	59.03	54.87	81.88	86.83	112.69
Net Assets, end of period ($ x 1,000)	18,364	16,755	19,963	18,145	11,553	14,040

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

115

FINANCIAL HIGHLIGHTS (continued)

		Class M
	Six Months Ended	Year Ended August 31,
BNY Mellon Emerging Markets Fund	February 29, 2020 (Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	10.14	10.72	11.23	8.96	7.98	10.98
Investment Operations:
Investment income—net [a]	.06	.14	.11	.08	.09	.09
Net realized and unrealized gain (loss) on investments	.37	(.64)	(.53)	2.26	.96	(2.96)
Total from Investment Operations	.43	(.50)	(.42)	2.34	1.05	(2.87)
Distributions:
Dividends from investment income—net	(.13)	(.08)	(.09)	(.07)	(.07)	(.13)
Net asset value, end of period	10.44	10.14	10.72	11.23	8.96	7.98
Total Return (%)	4.16[b]	(4.68)	(3.76)	26.36	13.35	(26.28)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.38[c]	1.39	1.39	1.40	1.44	1.42
Ratio of net expenses to average net assets	1.38[c]	1.39	1.39	1.40	1.44	1.42
Ratio of net investment income to average net assets	1.18[c]	1.37	.96	.84	1.10	.98
Portfolio Turnover Rate	16.97[b]	90.09	80.86	91.81	103.60	107.27
Net Assets, end of period ($ x 1,000)	809,449	819,164	922,117	904,774	693,652	1,108,616

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

116

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon Emerging Markets Fund	February 29, 2020 (Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	10.41	11.01	11.53	9.20	8.17	11.25
Investment Operations:
Investment income—net [a]	.05	.12	.09	.07	.07	.08
Net realized and unrealized gain (loss) on investments	.37	(.67)	(.54)	2.31	1.00	(3.04)
Total from Investment Operations	.42	(.55)	(.45)	2.38	1.07	(2.96)
Distributions:
Dividends from investment income—net	(.11)	(.05)	(.07)	(.05)	(.04)	(.12)
Net asset value, end of period	10.72	10.41	11.01	11.53	9.20	8.17
Total Return (%)	3.93[b]	(4.99)	(3.93)	26.05	13.13	(26.49)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.63[c]	1.64	1.64	1.65	1.69	1.67
Ratio of net expenses to average net assets	1.63[c]	1.64	1.64	1.65	1.69	1.67
Ratio of net investment income to average net assets	.84[c]	1.10	.74	.69	.85	.76
Portfolio Turnover Rate	16.97[b]	90.09	80.86	91.81	103.60	107.27
Net Assets, end of period ($ x 1,000)	22,846	20,970	20,257	17,970	11,263	17,033

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

117

FINANCIAL HIGHLIGHTS (continued)

		Class M
	Six Months Ended	Year Ended August 31,
BNY Mellon International Equity Income Fund	February 29, 2020 (Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.20	13.86	14.20	12.35	11.92	14.82
Investment Operations:
Investment income—net [a]	.15	.59	.57	.42	.34	.43
Net realized and unrealized gain (loss) on investments	(.32)	(1.69)	(.32)	1.84	.41	(2.82)
Total from Investment Operations	(.17)	(1.10)	.25	2.26	.75	(2.39)
Distributions:
Dividends from investment income—net	(.35)	(.56)	(.59)	(.41)	(.32)	(.51)
Net asset value, end of period	11.68	12.20	13.86	14.20	12.35	11.92
Total Return (%)	(1.61)[b]	(7.98)	1.63	18.72	6.51	(16.51)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.08[c]	1.07	1.08	1.09	1.09	1.07
Ratio of net expenses to average net assets	1.08[c]	1.07	1.08	1.09	1.09	1.07
Ratio of net investment income to average net assets	2.34[c]	4.53	3.92	3.27	2.85	3.25
Portfolio Turnover Rate	21.05[b]	45.49	54.20	46.42	78.17	88.45
Net Assets, end of period ($ x 1,000)	244,677	282,061	360,816	367,829	282,609	283,099

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

118

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon International Equity Income Fund	February 29, 2020 (Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.35	14.00	14.36	12.47	11.97	14.89
Investment Operations:
Investment income—net [a]	.16	.53	.54	.62	.23	.39
Net realized and unrealized gain (loss) on investments	(.35)	(1.67)	(.34)	1.57	.52	(2.83)
Total from Investment Operations	(.19)	(1.14)	.20	2.19	.75	(2.44)
Distributions:
Dividends from investment income—net	(.33)	(.51)	(.56)	(.30)	(.25)	(.48)
Net asset value, end of period	11.83	12.35	14.00	14.36	12.47	11.97
Total Return (%)	(1.74)[b]	(8.21)	1.27	17.87	6.40	(16.77)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.33[c]	1.32	1.33	1.37	1.34	1.33
Ratio of net expenses to average net assets	1.33[c]	1.32	1.33	1.37	1.34	1.33
Ratio of net investment income to average net assets	2.35[c]	4.09	3.78	4.13	1.92	2.84
Portfolio Turnover Rate	21.05[b]	45.49	54.20	46.42	78.17	88.45
Net Assets, end of period ($ x 1,000)	1,849	2,318	1,627	2,135	765	2,924

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

119

FINANCIAL HIGHLIGHTS (continued)

		Class M
	Six Months Ended	Year Ended August 31,
BNY Mellon Asset Allocation Fund	February 29, 2020 (Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.27	13.16	12.30	11.30	11.51	12.57
Investment Operations:
Investment income—net [a]	.14	.19	.17	.18	.17	.18
Net realized and unrealized gain (loss) on investments	.01	(.33)	1.26	1.12	.39	(.46)
Total from Investment Operations	.15	(.14)	1.43	1.30	.56	(.28)
Distributions:
Dividends from investment income—net	(.16)	(.26)	(.21)	(.20)	(.19)	(.32)
Dividends from net realized gain on investments	(.68)	(.49)	(.36)	(.10)	(.58)	(.46)
Total Distributions	(.84)	(.75)	(.57)	(.30)	(.77)	(.78)
Net asset value, end of period	11.58	12.27	13.16	12.30	11.30	11.51
Total Return (%)	.83[b]	(.44)	11.86	11.73	5.08	(2.39)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [c]	.39[d]	.39	.38	.38	.37	.35
Ratio of net expenses to average net assets [c]	.30[d]	.31	.29	.30	.27	.26
Ratio of net investment income to average net assets [c]	2.33[d]	1.55	1.33	1.51	1.52	1.48
Portfolio Turnover Rate	19.77[b]	28.14	20.66	27.34	23.99	30.31
Net Assets, end of period ($ x 1,000)	441,539	454,093	489,598	460,142	444,399	467,431

a Based on average shares outstanding.
b Not annualized.
c Amount does not include the expenses of the underlying funds.
d Annualized. See notes to financial statements.

120

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon Asset Allocation Fund	February 29, 2020 (Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.37	13.25	12.39	11.38	11.58	12.64
Investment Operations:
Investment income—net [a]	.13	.13	.14	.15	.14	.15
Net realized and unrealized gain (loss) on investments	(.00)[b]	(.29)	1.26	1.14	.40	(.46)
Total from Investment Operations	.13	(.16)	1.40	1.29	.54	(.31)
Distributions:
Dividends from investment income—net	(.14)	(.23)	(.18)	(.18)	(.16)	(.29)
Dividends from net realized gain on investments	(.68)	(.49)	(.36)	(.10)	(.58)	(.46)
Total Distributions	(.82)	(.72)	(.54)	(.28)	(.74)	(.75)
Net asset value, end of period	11.68	12.37	13.25	12.39	11.38	11.58
Total Return (%)	.68[c]	(.63)	11.50	11.49	4.89	(2.62)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [d]	.64[e]	.64	.63	.63	.62	.60
Ratio of net expenses to average net assets [d]	.55[e]	.56	.54	.55	.52	.51
Ratio of net investment income to average net assets [d]	2.11[e]	1.09	1.06	1.22	1.25	1.25
Portfolio Turnover Rate	19.77[c]	28.14	20.66	27.34	23.99	30.31
Net Assets, end of period ($ x 1,000)	6,076	7,083	6,959	6,745	5,131	6,393

a Based on average shares outstanding.
b Amount represents less than $01 per share.
c Not annualized.
d Amount does not include the expenses of the underlying funds.
e Annualized.

See notes to financial statements.

121

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-three series, including the following diversified funds: BNY Mellon Large Cap Stock Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Equity Income Fund and BNY Mellon Asset Allocation Fund and the following non-diversified fund: BNY Mellon Focused Equity Opportunities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Large Cap Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Multi-Strategy Fund seek capital appreciation. BNY Mellon Income Stock Fund and BNY Mellon International Equity Income Fund seek total return (consisting of capital appreciation and income). BNY Mellon International Fund and BNY Mellon Emerging Markets Fund seek long-term capital growth. BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund seeks long-term capital appreciation. BNY Mellon Asset Allocation Fund seeks long-term growth of principal in conjunction with current income.

BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain administrative services. Walter Scott & Partners Limited (“Walter Scott”), also a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s sub-investment adviser with respect to the U.S. Large Cap Equity Strategy of the fund. Boston Partners Global Investors, Inc. (“Boston Partners”), and Geneva Capital Management LLC (“Geneva”), serve as BNY Mellon Mid Cap Multi-Strategy Fund’s sub-investment adviser with respect to the Boston Partners Mid Cap Value Strategy and the Geneva Mid Cap Growth Strategy, respectively. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of each fund’s shares.

The Trust’s of Trustees (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of BNY Mellon Income Stock Fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor and for BNY Mellon Income Stock Fund only Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of

122

management estimates and assumptions. Actual results could differ from those estimates.

The Trust enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

BNY Mellon Asset Allocation Fund: Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S Treasury Bills are valued at the mean price between quoted prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of

123

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Table 1 summarizes the inputs used as of February 29, 2020 in valuing each fund’s investments:

(b) Foreign currency transactions: BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: Each relevant fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the funds invest. These foreign taxes, if any, are paid by the funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of February 29, 2020, if any, are disclosed in the funds’ Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

124

Table 1—Fair Value Measurements
	Investments in Securities†
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Large Cap Stock Fund
Equity Securities— Common Stocks	155,998,619	-	-	-	-	-	155,998,619
Investment Companies	841,978	-	-	-	-	-	841,978
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Equity Securities— Common Stocks	189,492,120	-	-	-	-	-	189,492,120
Investment Companies	110,118,527	-	-	-	-	-	110,118,527
BNY Mellon Income Stock Fund
Equity Securities— Common Stocks	782,148,555	-	-	-	-	-	782,148,555
Equity Securities— Preferred Stocks	17,492,818	-	-	-	-	-	17,492,818
Investment Companies	39,220,998	-	-	-	-	-	39,220,998
Other Financial Instruments:
Options Written	-	(6,614)	-	-	-	-	(6,614)
BNY Mellon Mid Cap Multi-Strategy Fund
Equity Securities— Common Stocks	2,543,607,404	-	-	-	-	-	2,543,607,404
Exchange-Traded Funds	15,018,381	-	-	-	-	-	15,018,381
Investment Companies	38,960,706	-	-	-	-	-	38,960,706
BNY Mellon Small Cap Multi-Strategy Fund
Equity Securities— Common Stocks	383,423,372	-	29,651	†† -	-	-	383,453,023
Exchange-Traded Funds	2,325,065	-	-	-	-	-	2,325,065
Investment Companies	29,908,654	-	-	-	-	-	29,908,654
Warrants	15,192	-	-	-	-	-	15,192
BNY Mellon Focused Equity Opportunities Fund
Equity Securities— Common Stocks	393,576,612	-	-	-	-	-	393,576,612
Investment Companies	734,579	-	-	-	-	-	734,579
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Equity Securities— Common Stocks	199,834,349	-	-	-	-	-	199,834,349
Exchange-Traded Funds	623,009	-	-	-	-	-	623,009
Investment Companies	9,953,598	-	-	-	-	-	9,953,598
BNY Mellon International Fund
Equity Securities— Common Stocks	7,122,422	-	828,032,315	†† -	-	-	835,154,737
Exchange-Traded Funds	1,579,216	-	-	-	-	-	1,579,216
Investment Companies	9,417,916	-	-	-	-	-	9,417,916

125

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 1—Fair Value Measurements (continued)
	Investments in Securities†
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs			Level 3-Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)		Assets ($)	Liabilities ($)	Total
BNY Mellon Emerging Markets Fund
Equity Securities— Common Stocks	221,320,432	-	576,687,196	††	-	-	-	798,007,628
Equity Securities— Preferred Stocks	19,650,063	-	-		-	-	-	19,650,063
Exchange-Traded Funds	7,160,087	-	-		-	-	-	7,160,087
Investment Companies	15,414,731	-	-		-	-	-	15,414,731
BNY Mellon International Equity Income Fund
Equity Securities— Common Stocks	15,551,081	-	231,528,669	††	-	-	-	247,079,750
Equity Securities— Preferred Stocks	-	-	1,134,551	††	-	-	-	1,134,551
Exchange-Traded Funds	995,840	-	-		-	-	-	995,840
Investment Companies	24,390	-	-		-	-	-	24,390
BNY Mellon Asset Allocation Fund
Commercial Mortgage-Backed	-	-	1,152,418		-	-	-	1,152,418
Corporate Bonds	-	-	26,672,747		-	-	-	26,672,747
Equity Securities— Common Stocks	97,313,138	-	-		-	-	-	97,313,138
Equity Securities— Preferred Stocks	373,200	-	-		-	-	-	373,200
Foreign Government	-	-	461,977		-	-	-	461,977
Investment Companies	282,633,789	-	-		-	-	-	282,633,789
Municipal Securities	-	-	5,628,228		-	-	-	5,628,228
U.S. Government Agencies Mortgage-Backed	-	-	20,948,069		-	-	-	20,948,069
U.S. Treasury Securities	-	-	13,008,841		-	-	-	13,008,841

† See Statement of Investments for additional detailed categorizations, if any.
†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the funds or credit the funds with the market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. Table 2 summarizes the amount The Bank of New York Mellon earned from each relevant fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended February 29, 2020.

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Table 2—Securities Lending Agreement

BNY Mellon Large Cap Stock Fund	$ 1,034
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	1,169
BNY Mellon Income Stock Fund	5,578
BNY Mellon Mid Cap Multi-Strategy Fund	113,917
BNY Mellon Small Cap Multi-Strategy Fund	52,534
BNY Mellon Focused Equity Opportunities Fund	3,508
BNY Mellon Small/Mid Cap Multi-Strategy Fund	22,864
BNY Mellon International Fund	1,514
BNY Mellon Emerging Markets Fund	10,326
BNY Mellon International Equity Income Fund	4,412
BNY Mellon Asset Allocation Fund	371

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are defined as “affiliated” under the Act.

(e) Risk: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund invest in foreign markets which may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

BNY Mellon Asset Allocation Fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

BNY Mellon Focused Equity Opportunities Fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

(f) Dividends and distributions to shareholders: Dividends and distributions payable to shareholders are recorded by each fund on the ex-dividend date. BNY Mellon Large Cap Stock Fund, BNY Mellon Income Stock Fund and BNY Mellon Asset Allocation Fund normally declare and pay dividends from investment income-net monthly. BNY Mellon International Equity Income Fund normally declares and pays dividends from investment income-net quarterly. BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon International Fund and BNY Mellon Emerging Markets Fund normally declare and pay dividends from investment income-net annually. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended February 29, 2020, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended February 29, 2020, the funds did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

127

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 3 summarizes each relevant fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, realized subsequent to August 31, 2019.

Table 4 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2019. The tax character of current year distributions will be determined at the end of the current fiscal year.

Table 3—Capital Loss Carryover
	Short-Term Losses ($)†	Long-Term Losses ($)†
			Total ($)

BNY Mellon International Fund	29,416,216	43,988,094	73,404,310
BNY Mellon Emerging Markets Fund	239,537,644	185,502,088	425,039,732
BNY Mellon International Equity Income Fund	24,323,396	7,758,357	32,081,753

† Short-term and Long-term capital losses which can be carried forward for an unlimited period.

Table 4— Tax Character of Distributions Paid
	2019
	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon Large Cap Stock Fund	4,951,217	31,343,182
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	4,767,656	34,736,206
BNY Mellon Income Stock Fund	37,468,299	80,349,093
BNY Mellon Mid Cap Multi-Strategy Fund	49,686,294	156,443,917
BNY Mellon Small Cap Multi-Strategy Fund	11,972,106	59,746,672
BNY Mellon Focused Equity Opportunities Fund	5,947,602	72,140,185
BNY Mellon Small/Mid Cap Multi-Strategy Fund	11,347,051	36,505,697
BNY Mellon International Fund	20,131,195	-
BNY Mellon Emerging Markets Fund	6,295,437	-
BNY Mellon International Equity Income Fund	13,755,206	-
BNY Mellon Asset Allocation Fund	10,412,267	18,731,649

NOTE 2—Bank Lines of Credit:

The funds participate with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the funds, and (ii) Tranche B is in amount equal to $200 million and is available only to the BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 29, 2020, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Equity Fund and BNY Mellon Asset Allocation Fund did not borrow under the Facilities.

The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2020 for BNY Mellon Large Cap Stock Fund was approximately $23,080, with a related weighted average annualized interest rate of 2.84%.

The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2020 for BNY Mellon Focused Equity Opportunities Fund was approximately $87,360, with a related weighted average annualized interest rate of 2.62%.

The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2020 for BNY

128

Mellon International Fund was approximately $72,530, with a related weighted average annualized interest rate of 2.63%.

NOTE 3—Investment Advisory Fee, Administration Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .65% of BNY Mellon Large Cap Stock Fund, .70% (direct investment in securities) and .15% (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, .65% of BNY Mellon Income Stock Fund, .75% of BNY Mellon Mid Cap Multi-Strategy Fund, .85% of BNY Mellon Small Cap Multi-Strategy Fund, .70% of BNY Mellon Focused Equity Opportunities Fund, .75% of BNY Mellon Small/Mid Cap Multi-Strategy Fund, .85% of BNY Mellon International Fund, 1.15% of BNY Mellon Emerging Markets Fund, .85% of BNY Mellon International Equity Income Fund and .65% (equity investments), .40% (debt securities) and .15% (money market investments and other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Asset Allocation Fund.

For BNY Mellon Income Stock Fund, the Adviser has contractually agreed, from September 1, 2019 through June 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of Class A, Class C, Class I and Class Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .90% of the value of the fund’s average daily net assets. On or after June 1, 2020, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $417 during the period ended February 29, 2020.

For BNY Mellon Asset Allocation Fund, the Adviser has contractually agreed, from September 1, 2019 through December 31, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the total annual fund operating expenses of neither class (including indirect fees, and expense of the underlying funds, but excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .87% of the value of the fund’s average daily net assets. On or after December 31, 2020, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $197,279 during the period ended February 29, 2020.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion            .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

No administration fee is applied to assets held by BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund which are invested in shares of other underlying funds.

No administration fee is applied to assets held by BNY Mellon Asset Allocation Fund which are invested in cash or money market instruments or shares of other underlying funds.

Pursuant to a sub-investment advisory agreement between the Adviser and Walter Scott, the Adviser pays Walter Scott a monthly fee at an annual rate of .41% of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s average daily net assets allocated to the U.S. Large Cap Equity Strategy.

Pursuant to separate sub-investment advisory agreements, Geneva and Boston Partners serve as a sub-investment adviser responsible for the day-to-day management of their respective portion of BNY Mellon Mid Cap Multi-Strategy Fund’s portfolio. The Adviser pays Boston Partners and Geneva separate monthly fees at an annual percentage of BNY Mellon Mid Cap Multi-Strategy Fund’s average daily net assets allocated to the Boston Partners Mid Cap Value Strategy and the Geneva Mid Cap Growth Strategy, respectively. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the funds may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the funds to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the

129

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares of BNY Mellon Income Stock Fund pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended February 29, 2020, Class C shares were charged $4,695 pursuant to the Distribution Plan.

Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. BNY Mellon Income Stock Fund has also adopted a Shareholder Services Plan with respect to its Class A and Class C shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares, and BNY Mellon Income Stock Fund pays the Distributor at an annual rate of .25% of the value of its Class A and Class C shares, based on the respective fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 5 summarizes the amounts Investor, Class A and Class C shares were charged during the period ended February 29, 2020, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 5—Shareholder Services Plan Fees

BNY Mellon Large Cap Stock Fund	$ 9,309
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	8,646
BNY Mellon Income Stock Fund
Investor Shares	30,186
Class A	2,169
Class C	1,565
BNY Mellon Mid Cap Multi-Strategy Fund	156,613
BNY Mellon Small Cap Multi-Strategy Fund	24,247
BNY Mellon Focused Equity Opportunities Fund	10,759
BNY Mellon Small/Mid Cap Multi-Strategy Fund	2,734
BNY Mellon International Fund	22,664
BNY Mellon Emerging Markets Fund	27,395
BNY Mellon International Equity Income Fund	2,325
BNY Mellon Asset Allocation Fund	7,899

The funds have an arrangement with the transfer agent whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the funds include net earnings credits, if any, as expense offsets in the Statements of Operations.

The funds have an arrangement with the custodian whereby the funds will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the funds include this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

BNY Mellon Income Stock Fund Class A, Class C, Class I and Class Y shares compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the funds. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to the fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust except for BNY Mellon Income Stock Fund Class A, Class C, Class I and Class Y shares transfer agent fees. During the period ended February 29, 2020, BNY Mellon Income Stock Fund Class A, Class C, Class I and Class Y shares was charged $1,375 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

130

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 6 summarizes the amount each fund was charged during the period ended February 29, 2020 pursuant to the custody agreement.

Table 6—Custody Agreement Fees

BNY Mellon Large Cap Stock Fund	$ 5,021
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	3,284
BNY Mellon Income Stock Fund	8,425
BNY Mellon Mid Cap Multi-Strategy Fund	34,723
BNY Mellon Small Cap Multi-Strategy Fund	16,112
BNY Mellon Focused Equity Opportunities Fund	4,793
BNY Mellon Small/Mid Cap Multi-Strategy Fund	14,048
BNY Mellon International Fund	72,750
BNY Mellon Emerging Markets Fund	345,988
BNY Mellon International Equity Income Fund	78,074
BNY Mellon Asset Allocation Fund	5,043

Table 7 summarizes the amount each fund was charged for services performed by the Chief Compliance Officer and his staff, during the period ended February 29, 2020.

Table 7—Chief Compliance Officer Fees

BNY Mellon Large Cap Stock Fund	$ 6,661
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	9,325
BNY Mellon Income Stock Fund	6,661
BNY Mellon Mid Cap Multi-Strategy Fund	10,657
BNY Mellon Small Cap Multi-Strategy Fund	6,661
BNY Mellon Focused Equity Opportunities Fund	6,661
BNY Mellon Small/Mid Cap Multi-Strategy Fund	6,661
BNY Mellon International Fund	6,661
BNY Mellon Emerging Markets Fund	6,661
BNY Mellon International Equity Income Fund	6,661
BNY Mellon Asset Allocation Fund	7,993

Table 8 summarizes the components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 9 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts and options transactions, during the period ended February 29, 2020.

Table 8—Due to BNY Mellon Investment Adviser, Inc. and Affiliates
	Investment Advisory Fees ($)	Administration Fees ($)	Distribution Plan Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)	Transfer Agency Fees ($)	Less Expense Reimbursement ($)
BNY Mellon Large Cap Stock Fund	90,212	16,987	-	1,473	3,600	2,219	-	-
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	132,445	20,642	-	1,431	1,800	3,107	-	-
BNY Mellon Income Stock Fund	479,963	95,313	728	5,051	6,800	2,219	423	-
BNY Mellon Mid Cap Multi-Strategy Fund	1,700,347	287,822	-	25,697	20,000	3,551	-	-
BNY Mellon Small Cap Multi-Strategy Fund	298,785	45,706	-	4,005	12,000	2,219	-	-
BNY Mellon Focused Equity Opportunities Fund	244,234	44,030	-	1,829	2,800	2,219	-	-
BNY Mellon Small/Mid Cap Multi-Strategy Fund	135,859	23,020	-	473	9,200	2,219	-	-
BNY Mellon International Fund	622,603	86,787	-	3,641	48,000	2,219	-	-
BNY Mellon Emerging Markets Fund	821,769	85,955	-	4,636	240,000	2,219	-	-
BNY Mellon International Equity Income Fund	186,766	26,715	-	335	56,000	2,219	-	-
BNY Mellon Asset Allocation Fund	113,218	17,014	-	1,301	3,800	2,663	-	(51,591)

131

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 9—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon Large Cap Stock Fund	45,505,612	86,438,055
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	28,285,155	38,426,719
BNY Mellon Income Stock Fund	337,540,518	417,843,609
BNY Mellon Mid Cap Multi-Strategy Fund	546,943,701	689,349,218
BNY Mellon Small Cap Multi-Strategy Fund	133,075,850	165,791,955
BNY Mellon Focused Equity Opportunities Fund	123,782,874	169,172,953
BNY Mellon Small/Mid Cap Multi-Strategy Fund	64,479,728	89,241,105
BNY Mellon International Fund	300,013,818	376,544,022
BNY Mellon Emerging Markets Fund	145,781,065	177,120,036
BNY Mellon International Equity Income Fund	58,412,922	82,753,049
BNY Mellon Asset Allocation Fund	91,661,737	93,997,905

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each relevant fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by each relevant fund during the period ended February 29, 2020 is discussed below.

Options Transactions: BNY Mellon Income Stock Fund purchases and writes (sells) put and call options to hedge against changes in the values of equities or as a substitute for an investment. The fund is subject to market risk, in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at February 29, 2020 are set forth in the Statement of Option Written.

Forward Foreign Currency Exchange Contracts: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund enter into forward contracts in order to hedge their exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of their investment strategies. When executing forward contracts, each fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the

132

future. With respect to sales of forward contracts, each fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, each fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statements of Operations. Each fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. Each fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between each fund and the counterparty and the posting of collateral, if any, by the counterparty to each fund to cover the funds’ exposure to the counterparty. At February 29, 2020, there were no forward contracts outstanding for BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund.

Table 10 summarizes each relevant fund’s average market value of derivatives outstanding during the period ended February 29, 2020.

Table 10—Average Market Value of Derivatives
Average Market Value ($)
BNY Mellon Income Stock Fund Equity options contracts	70,835
BNY Mellon International Fund Forward contracts	134,845
BNY Mellon Emerging Markets Fund Forward contracts	1,312,233
BNY Mellon International Equity Income Fund Forward contracts	144,288

Table 11 summarizes gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments inclusive of derivative contracts for each fund at February 29, 2020.

At February 29, 2020, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

Table 11—Accumulated Net Unrealized Appreciation (Depreciation)
	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon Large Cap Stock Fund	39,910,763	8,797,412	31,113,351
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	109,914,062	6,194,561	103,719,501
BNY Mellon Income Stock Fund	92,157,069	51,857,593	40,299,476
BNY Mellon Mid Cap Multi-Strategy Fund	871,602,509	65,512,611	806,089,898
BNY Mellon Small Cap Multi-Strategy Fund	85,148,042	33,190,145	51,957,897
BNY Mellon Focused Equity Opportunities Fund	92,010,839	13,554,628	78,456,211
BNY Mellon Small/Mid Cap Multi-Strategy Fund	49,711,947	16,224,073	33,487,874
BNY Mellon International Fund	58,391,355	82,497,677	(24,106,322)
BNY Mellon Emerging Markets Fund	227,614,718	50,490,246	177,124,472
BNY Mellon International Equity Income Fund	22,133,706	37,397,458	(15,263,752)
BNY Mellon Asset Allocation Fund	52,800,644	10,519,252	42,281,392

NOTE 5—Subsequent Event:

The post period-end coronavirus outbreak is impacting the global economy and the market environment. The final impact of the coronavirus outbreak on the investments of the Trust is hard to predict. Considering post period-end market conditions, however, the carrying values retained for the investments in the financial statements may differ significantly from the current values of the investments.

133

NOTES

134

NOTES

135

For More Information

The BNY Mellon Funds
/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub Adviser
Walter Scott & Partners Limited
One Charlotte Square
Edinburgh, Scotland, UK

Geneva Capital Management LLC
100 East Wisconsin Avenue
Suite 2550,
Milwaukee, WI 53202

Boston Partners Global Investors, Inc.
One Grand Central Place
60 East 42nd Street – Suite 1550
New York, NY 10165

Administrator
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Sub-Administrator
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:
BNY Mellon Large Cap Stock Fund	Class M: MPLCX	Investor: MILCX
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	Class M: MTSMX	Investor: MTSIX
BNY Mellon Income Stock Fund	Class M: MPISX	Investor: MIISX	Class A: BMIAX	Class C: BMISX	Class I: BMIIX	Class Y: BMIYX
BNY Mellon Mid Cap Multi-Strategy Fund	Class M: MPMCX	Investor: MIMSX
BNY Mellon Small Cap Multi-Strategy Fund	Class M: MPSSX	Investor: MISCX
BNY Mellon Focused Equity Opportunities Fund	Class M: MFOMX	Investor: MFOIX
BNY Mellon Small/Mid Cap Multi-Strategy Fund	Class M: MMCMX	Investor: MMCIX
BNY Mellon International Fund	Class M: MPITX	Investor: MIINX
BNY Mellon Emerging Markets Fund	Class M: MEMKX	Investor: MIEGX
BNY Mellon International Equity Income Fund	Class M: MLIMX	Investor: MLIIX
BNY Mellon Asset Allocation Fund	Class M: MPBLX	Investor: MIBLX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services. Individual Account holders, please call BNY Mellon Investment Advisers at 1-800-373-9387.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.bnymellonim.com/us and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation	MFTSA0220-EQ

The BNY Mellon Funds

BNY Mellon Bond Fund
BNY Mellon Intermediate Bond Fund
BNY Mellon Corporate Bond Fund
BNY Mellon Short-Term U.S. Government Securities Fund

SEMIANNUAL REPORT February 29, 2020

Contents

T H E F U N D S

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for respective funds of the BNY Mellon Funds Trust, covering the six-month period from September 1, 2019 through February 29, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last several months of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations during September and October 2019. Despite periodic investor concern regarding trade relations with China and global growth rates, the rally continued through the end of the calendar year, supported in part by a December announcement from President Trump that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of 2019. However, the euphoria was short-lived, as concerns over the spread of the Coronavirus roiled markets in January and late February, leading to a significant dip in equity valuations at the end of the reporting period.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor perception of future economic growth prospects. The Fed cut rates in September and October 2019, for a total 50 basis point reduction in the federal funds rate during the reporting period. Rates across much of the Treasury curve increased during the month of November, and the long end of the curve rose in December as investors anticipated improvements to global economic growth rates in the coming year. However, concerns regarding the spread of the Coronavirus and the resulting economic constraints caused rates throughout the intermediate- and long-dated portions of the curve to fall during January and February of 2020.

As always, we will monitor relevant data for any signs of a change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Sincerely,

Patrick T. Crowe
President
BNY Mellon Funds Trust
March 16, 2020

3

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period of September 1, 2019 through February 29, 2020, as provided by John F. Flahive, CFA, and Timothy J. Sanville, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 29, 2020, BNY Mellon Bond Fund’s Class M shares produced a total return of 3.18%, and Investor shares produced a total return of 3.04%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays US Aggregate Bond Index (the “Index”), produced a total return of 3.39% for the same period.2

Bonds produced positive total returns over the reporting period, supported by accommodative central bank policy and a general decrease in rates. The fund produced lower returns than the Index, due in part to positioning decisions within Treasuries and securitized products.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. BNY Mellon Investment Adviser, Inc. (“BNYM Investment Adviser”) actively manages the fund’s bond market and maturity exposure and credit profile and uses a disciplined process to select bonds and manage risks. The fund’s investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by BNYM Investment Adviser.3 Investments in bonds may include government securities, corporate bonds, mortgage-related securities and municipal securities. Generally, the average effective duration of the fund’s portfolio will not exceed eight years.

Central Bank Policy, Trade and Pandemic Influence Markets

Fixed-income instruments generally posted positive returns over the six months. Near the beginning of the period, the U.S. Federal Reserve (the “Fed”) began to cut the overnight federal funds lending rate. The Fed cut rates twice during the six months, each time by 25 basis points. These cuts occurred in September and October 2019. After the cuts, the Fed signaled it would pause, and expectations for better growth prospects in 2020 emerged due to progress in U.S./China trade negotiations and stronger forward-looking economic data. Rates at the long end of the curve began to rise, and the yield curve steepened during the last months of 2019. Risk assets rallied and outperformed like-duration U.S. Treasuries during this time.

However, volatility reentered the picture in January 2020. An outbreak of COVID-19 roiled equity and some areas of the bond markets. Investors became concerned about the potential economic impact of the virus. A flight to quality ensued, causing rates across much of the U.S. Treasury curve to fall during January and February of 2020, bolstering returns for many debt securities. However, the perception of increased economic risk caused many areas of the high yield market to pull back during the final month of the period.

Treasury Performance Dampens Relative Results

Returns were hampered during the period by investment decisions within Treasuries and other AAA rated debt. The duration effect for these securities was one of the largest detractors for the six months. Bonds with an A rating also constrained results. Securitized products provided a headwind, particularly mortgage-backed securities. Credits issued by utilities companies also weighed on returns, as did an overweight allocation to debt maturing in 2022.

Conversely, the fund’s material overweight to security selection within BBB rated debt was beneficial during the period. AA rated debt also aided returns. Investment in government related local authority credits provided a tailwind, as did bonds issued by industrial and financial companies. From a yield curve positioning standpoint, debt maturing in 2020 and 2028 also proved helpful to relative returns.

Positioned for a Challenging Environment

It is our opinion that the world has changed since the end of February 2020. The fixed-income markets have weathered stress and volatility not seen since 2008. We believe liquidity is challenged in many markets, and there are material dislocations across the investment universe. Consequently, deviations in portfolio performance relative to the Index have been amplified. As we write this, the fixed-income market has been experiencing a significant amount of turbulence, like all capital markets. Though the volatility is severe, we do not expect it will last very long. Given this environment, we remain well diversified across a wide array of sectors and are keeping an eye out for volatility which might give us an opportunity to add quality instruments to the portfolio at reduced valuations.

March 16, 2020

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

3  The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bond funds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

For the period of September 1, 2019 through February 29, 2020, as provided by John F. Flahive, CFA, and Timothy J. Sanville, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 29, 2020, BNY Mellon Intermediate Bond Fund’s Class M shares produced a total return of 2.48%, and Investor shares produced a total return of 2.33%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Index (the “Index”), produced a total return of 2.86% for the same period.2

Intermediate-term bonds produced positive total returns over the reporting period, supported by accommodative central bank policy and a general decrease in rates. The fund produced lower returns than the Index, due in part to positioning within Treasuries.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. BNY Mellon Investment Adviser, Inc. (“BNYM Investment Adviser”) actively manages bond market and maturity exposure and credit profile and uses a disciplined process to select bonds and manage risk. The process includes computer modeling and scenario testing of possible changes in market conditions. BNYM Investment Adviser will use other techniques in an attempt to manage market risk and duration.

The fund’s investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by BNYM Investment Adviser.3 Investments in bonds may include government securities, corporate bonds and municipal securities. Generally, the fund’s average effective portfolio maturity will be between 3 and 10 years and the average effective duration of the fund’s portfolio will be between 2.5 and 5.5 years. The fund may invest in individual bonds of any maturity or duration.

Central Bank Policy, Trade and Pandemic Influence Markets

Fixed-income instruments generally posted positive returns over the six months. Near the beginning of the period, the U.S. Federal Reserve (the “Fed”) began to cut the overnight federal funds lending rate. The Fed cut rates twice during the six months, each time by 25 basis points. These cuts occurred in September and October 2019. After the cuts, the Fed signaled it would pause, and expectations for better growth prospects in 2020 emerged due to progress in U.S./China trade negotiations and stronger forward-looking economic data. Rates at the long end of the curve began to rise, and the yield curve steepened during the last months of 2019. Risk assets rallied and outperformed U.S. Treasuries during this time.

However, volatility reentered the picture in January 2020. An outbreak of COVID-19 roiled equity and some areas of the bond markets. Investors became concerned about the potential economic impact of the virus. A flight to quality ensued, causing rates across much of the U.S. Treasury curve to fall during January and February of 2020, bolstering returns for many debt securities. However, the perception of increased economic risk caused many areas of the high yield market to pull back during the final month of the period.

Treasury Performance Dampens Relative Results

Returns were hampered during the period by investment decisions within Treasuries and other AAA rated debt. The duration effect for these securities was one of the largest detractors for the six months. Bonds with an A rating also constrained results. An out-of-index Treasury Inflation Protected Securities (TIPS) position weighed on returns as well. Debt issued by industrials companies was also a net detractor. Securitized products provided a headwind, particularly mortgage-backed securities. Credits issued by utilities companies also weighed on returns, as did an overweight allocation to debt maturing in 2019.

Conversely, the fund’s material overweight to and security selection within BBB rated debt was beneficial during the period. Investment in government related local authority credits provided a tailwind, as did bonds issued by banks and real estate investment trusts (REITs). From a yield curve positioning standpoint, debt maturing in 2025 and 2029 also proved helpful to relative returns.

Positioned for a Challenging Environment

It is our opinion that the world has changed since the end of February 2020. The fixed-income markets have weathered stress and volatility not seen since 2008. We believe liquidity is challenged in many markets, and that there are material dislocations across the investment universe. Consequently, deviations in portfolio performance relative to the benchmark have been amplified. As we write this, the fixed-income market has been experiencing a significant amount of turbulence, like all capital markets. Though the volatility is severe, we do not expect it will last very long. Given this environment, we remain well diversified across a wide array of sectors and are keeping an eye out for volatility which might give us an opportunity to add quality instruments to the portfolio at reduced valuations.

March 16, 2020

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. – The Bloomberg Barclays U.S. Intermediate Government/Credit Index is a broad-based, flagship benchmark that measures the non-securitized component of the Bloomberg Barclays U.S. Aggregate Bond Index. Investors cannot invest directly in any index.

3  The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest rate changes, and rate increases can cause price declines.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2019 through February 29, 2020, as provided by John F. Flahive, CFA, and Timothy J. Sanville, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 29, 2020, BNY Mellon Corporate Bond Fund’s Class M shares produced a total return of 3.95%, and Investor shares produced a total return of 3.81%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Intermediate Credit Index (the “Index”), produced a total return of 3.23%, and the Bloomberg Barclays U.S. Credit Index, the fund’s secondary benchmark, produced a total return of 4.14% for the same period.2,3

Investment-grade, corporate-backed bonds produced positive total returns over the reporting period, supported by accommodative central bank policy and a general decrease in rates. The fund produced higher returns than the primary Index, primarily due to duration positioning and allocation decisions.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in corporate bonds. BNY Mellon Investment Adviser, Inc. (“BNYM Investment Adviser”) uses a disciplined process to select bonds and manage risk. The process includes computer modeling and scenario testing of possible changes in market conditions. BNYM Investment Adviser will use other techniques in an attempt to manage market risk and duration.

BNYM Investment Adviser actively manages the fund’s bond market and maturity exposure and credit profile. The fund normally invests at least 80% of its assets in bonds rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by BNYM Investment Adviser, with at least 65% of such investment grade bonds issued by corporations or the U.S. government or its agencies. Generally, the average effective duration of the fund’s portfolio will not exceed eight years. The fund may invest in individual bonds of any duration. There are no restrictions on the dollar-weighted average maturity of the fund’s portfolio or on the maturities of the individual bonds the fund may purchase.

Central Bank Policy, Trade and Pandemic Influence Markets

Fixed-income instruments generally posted positive returns over the six months. Near the beginning of the period, the U.S. Federal Reserve (the “Fed”) began to cut the overnight federal funds lending rate. The Fed cut rates twice during the six months, each time by 25 basis points. These cuts occurred in September and October 2019. After the cuts, the Fed signaled it would pause, and expectations for better growth prospects in 2020 emerged due to progress in U.S./China trade negotiations and stronger forward-looking economic data. Rates at the long end of the curve began to rise, and the yield curve steepened during the last months of 2019. Risk assets rallied and outperformed like-duration U.S. Treasuries during this time.

However, volatility reentered the picture in January 2020. An outbreak of COVID-19 roiled equity and some areas of the bond markets. Investors became concerned about the potential economic impact of the virus. A flight to quality ensued, causing rates across much of the U.S. Treasury curve to fall during January and February of 2020, bolstering returns for many debt securities. However, the perception of increased economic risk caused many areas of the high yield market to pull back during the final month of the period.

Duration Positioning and Allocation Decisions Drive Results

Duration positioning was a main contributor to relative performance during the period. Long duration positioning relative to the Index helped bolster performance in an environment where rates fell during much of the six months. In addition, investment in BBB rated credit was also highly beneficial, with a significant overweight, long duration positioning and issue selection all helping to boost portfolio results. From a sector perspective, positioning within financial and industrial companies was highly additive. Issue selection within bonds maturing in 2028 was also a key contributor to results.

Conversely, the fund’s allocation to below investment grade debt detracted from returns. Investments in bonds maturing in 2023 also provided a headwind. However, the largest constraint on results was the fund’s investment in bonds issued by energy companies. Energy lagged the broader market during the period, and the fund’s near-neutral allocation positioning detracted along with issue selection.

Positioned for a Challenging Environment

It is our opinion that the world has changed since the end of February 2020. The fixed-income markets have weathered stress and volatility not seen since 2008. We believe liquidity is challenged in many markets, and that there are material dislocations across the investment universe. Consequently, deviations in portfolio performance relative to the benchmark have been amplified. As we write this, the fixed-income market has been experiencing a significant amount of turbulence, like all capital markets. Though the volatility is severe, we do not expect it will last very long. Given this environment, we remain well diversified across a wide array of sectors and are keeping an eye out for volatility which might give us an opportunity to add quality instruments to the portfolio at reduced valuations.

March 16, 2020

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. – The Bloomberg Barclays U.S. Intermediate Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets with a maturity greater than 1 year and less than 10 years. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals and local authorities constrained by maturity. The U.S. Intermediate Credit Index is a subset of the U.S. Credit Index, which feeds into the U.S. Government/Credit Index and U.S. Aggregate Index. Investors cannot invest directly in any index.

3  Source: Lipper Inc. – The Bloomberg Barclays U.S. Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies sovereigns, supranationals and local authorities. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

6

For the period of September 1, 2019 through February 29, 2020, as provided by Lawrence R. Dunn, CFA, and Timothy J. Sanville, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 29, 2020, BNY Mellon Short-Term U.S. Government Securities Fund’s Class M shares produced a total return of 1.67%, and Investor shares produced a total return of 1.61%.1 In comparison, the Bloomberg Barclays U.S. Government 1-3 Year Bond Index (the “Index”), the fund’s benchmark, produced a total return of 1.85% for the same period.2

Short-term U.S. government securities produced positive total returns over the six months, supported by accommodative central bank policy and a flight to quality late in the period. The fund underperformed its benchmark mainly due to underweight positioning in Treasuries.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements in respect of such securities. The fund also may invest in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The fund may also invest in collateralized mortgage obligations (“CMOs”), including stripped mortgage-backed securities. Generally, the fund’s average effective portfolio maturity and the average effective duration of the fund’s portfolio will be less than three years.

Typically in choosing securities, the portfolio managers first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, generally the portfolio managers then seek to identify potentially profitable sectors before they are widely perceived as such by the market, and seek underpriced or mispriced securities that appear likely to perform well over time.

Central Bank Policy, Trade and Disease Influence Markets

Fixed-income instruments generally posted positive returns over the six months. Near the beginning of the period, the U.S. Federal Reserve (the “Fed”) began to cut the overnight federal funds lending rate. The Fed cut rates twice during the six months, each time by 25 basis points. These cuts occurred in September and October 2019. After the cuts, the Fed signaled it would pause, and expectations for better growth prospects in 2020 emerged due to progress in U.S./China trade negotiations and stronger forward-looking economic data. Rates at the long end of the curve began to rise, and the yield curve steepened during the last months of 2019. Risk assets rallied and outperformed like-duration U.S. Treasuries during this time.

However, volatility reentered the picture in January 2020. An outbreak of COVID-19 roiled equity and some areas of the bond markets. Investors became concerned about the potential economic impact of the virus. A flight to quality ensued, causing rates across much of the U.S. Treasury curve to fall during January and February of 2020, bolstering returns for many debt securities. However, the perception of increased economic risk caused many areas of the high yield market to pull back during the final month of the period.

Underweight Treasury Exposure Weighs on Relative Results

The fund’s performance compared to the Index was constrained over the reporting period by its underweight in U.S. Treasury instruments. During the period, the rate on the 12-month U.S. Treasury Bill fell from 1.72 on September 3, 2019 to 0.97 on February 28, 2020. Over the same time period, the rates on the two- and three-year U.S. Treasury Notes fell from 1.47 and 1.38, respectively, to 0.86 and 0.85, respectively. Generally, bond prices and interest rates move in opposite directions. The decrease in rates led to appreciation in these securities. The lack of exposure within the fund contributed to underperformance.

Conversely, positioning within securitized products was beneficial. Overweight positioning in mortgage-backed securities (MBSs), both commercial and residential, helped results, as did collateralized mortgage obligations (CMOs). An allocation to taxable municipal securities also provided a tailwind, as did security selection within U.S. Treasury securities.

Constructively Positioned for Low Rates

In addition to inciting volatility in risk asset markets, it is our opinion that the coronavirus has produced uncertainty in the economic environment. As central banks work to provide support and stimulus, we believe interest rates will remain low for the foreseeable future. Given this outlook, we increased our exposure to securitized products and taxable municipal securities over the course of the period, as we believe it will help the fund maintain a yield advantage over the Index, which is composed mostly of Treasury securities. We aim for the fund’s gains to come from yield. In addition, we feel it is prudent to maintain neutral duration positioning to help mitigate the impact of interest rate changes on relative performance.

March 16, 2020

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. – The Bloomberg Barclays U.S. Government 1-3 Year Bond Index comprises the U.S. Treasury and U.S. Agency Indices. The Index includes U.S. dollar-denominated, fixed-rate, nominal U.S. Treasuries and U.S. agency debentures, which reach maturity in 1-3 years. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from September 1, 2019 to February 29, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended February 29, 2020
	Class M	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.78	$4.04
Ending value (after expenses)	$1,031.80	$1,030.40
Annualized expense ratio (%)	.55	.80
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.77	$4.02
Ending value (after expenses)	$1,024.80	$1,023.30
Annualized expense ratio (%)	.55	.80
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$2.79	$4.05
Ending value (after expenses)	$1,039.50	$1,038.10
Annualized expense ratio (%)	.55	.80
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.76	$4.01
Ending value (after expenses)	$1,016.70	$1,016.10
Annualized expense ratio (%)	.55	.80

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended February 29, 2020
	Class M	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.77	$4.02
Ending value (after expenses)	$1,022.13	$1,020.89
Annualized expense ratio (%)	.55	.80
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.77	$4.02
Ending value (after expenses)	$1,022.13	$1,020.89
Annualized expense ratio (%)	.55	.80
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$2.77	$4.02
Ending value (after expenses)	$1,022.13	$1,020.89
Annualized expense ratio (%)	.55	.80
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.77	$4.02
Ending value (after expenses)	$1,022.13	$1,020.89
Annualized expense ratio (%)	.55	.80

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

9

STATEMENT OF INVESTMENTS
February 29, 2020 (Unaudited)

BNY Mellon Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.3%
Aerospace & Defense - .4%
Northrop Grumman, Sr. Unscd. Notes	2.93	1/15/2025	5,255,000		5,567,759
Airlines - 1.6%
American Airlines Pass Through Trust, Bonds, Ser. 2015-1, Cl. A	3.38	5/1/2027	4,777,810		5,137,114
Delta Air Lines Pass Through Trust, Notes, Ser. 2019-1, Cl. AA	3.20	4/25/2024	4,225,000		4,492,144
United Airlines Pass Through Trust, Notes, Ser. 2019-1, Cl. AA	4.15	8/25/2031	5,688,518		6,445,601
United Airlines Pass Through Trust, Notes, Ser. 2019-2, Cl. AA	2.70	5/1/2032	4,730,000		5,072,453
				21,147,312
Automobiles & Components - .4%
Volkswagen Group of America Finance, Gtd. Notes	2.85	9/26/2024	4,730,000	[a]	4,902,319
Banks - 6.3%
AIB Group, Sr. Unscd. Notes	4.26	4/10/2025	2,600,000	[a]	2,781,960
Bank of America, Sub. Notes, Ser. L	3.95	4/21/2025	9,170,000		10,015,051
Citigroup, Sub. Notes	4.45	9/29/2027	9,255,000		10,467,289
Credit Suisse Group, Sr. Unscd. Notes	4.21	6/12/2024	5,500,000	[a]	5,906,605
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/2023	7,270,000		7,640,859
Lloyds Bank, Jr. Sub. Notes	12.00	12/16/2024	3,115,000	[a,b]	3,766,269
Morgan Stanley, Sub. Notes	4.88	11/1/2022	10,000,000		10,825,487
Nordea Bank, Jr. Sub. Notes	6.63	3/26/2026	4,280,000	[a]	4,743,674
Royal Bank of Scotland Group, Sr. Unscd. Notes	5.08	1/27/2030	5,345,000		6,330,125
Societe Generale, Sub. Notes	4.75	11/24/2025	3,545,000	[a]	3,908,577
The Goldman Sachs Group, Sub. Notes	6.75	10/1/2037	8,270,000		11,861,625
Wells Fargo & Co., Sr. Unscd. Notes	2.63	7/22/2022	3,530,000		3,620,232
				81,867,753
Beverage Products - .6%
Anheuser-Busch Inbev Worldwide, Gtd. Notes	4.90	2/1/2046	5,935,000		7,344,437
Chemicals - 1.0%
DuPont de Nemours, Sr. Unscd. Notes	4.49	11/15/2025	5,460,000		6,158,634
Huntsman International, Sr. Unscd. Notes	4.50	5/1/2029	5,750,000		6,335,444
				12,494,078
Commercial & Professional Services - 1.0%
Global Payments, Sr. Unscd. Notes	4.80	4/1/2026	5,765,000		6,611,608
The George Washington University, Unscd. Bonds, Ser. 2018	4.13	9/15/2048	5,350,000		6,873,017
				13,484,625
Commercial Mortgage Pass-Through Ctfs. - 1.4%
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3	3.40	5/10/2045	3,891,390		4,002,214
WFRBS Commercial Mortgage Trust, Ser. 2013-C12, CI. A4	3.20	3/15/2048	4,835,000		5,054,606
WFRBS Commercial Mortgage Trust, Ser. 2013-C13, Cl. A4	3.00	5/15/2045	9,045,000		9,426,965
				18,483,785
Diversified Financials - .8%
AerCap Global Aviation Trust, Gtd. Notes	4.50	5/15/2021	6,600,000		6,818,706
Goldman Sachs BDC, Sr. Unscd. Notes	3.75	2/10/2025	4,000,000		4,109,210
				10,927,916
Electronic Components - .4%
Tech Data, Sr. Unscd. Notes	4.95	2/15/2027	5,230,000		5,511,297
Energy - 2.9%
BP Capital Markets, Gtd. Notes	2.50	11/6/2022	5,500,000		5,650,100
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	5.13	6/30/2027	4,350,000		4,731,513
Concho Resources, Gtd. Notes	4.30	8/15/2028	3,750,000		4,080,093
Energy Transfer Operating, Gtd. Notes	5.25	4/15/2029	5,050,000		5,675,574
Marathon Petroleum, Sr. Unscd. Notes	3.80	4/1/2028	4,825,000		5,119,928
Sabine Pass Liquefaction, Sr. Scd. Notes	5.75	5/15/2024	3,300,000		3,713,559
Shell International Finance, Gtd. Notes	3.50	11/13/2023	5,269,000		5,618,939

10

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.3% (continued)
Energy - 2.9% (continued)
Spectra Energy Partners, Gtd. Notes	3.50	3/15/2025	3,145,000		3,346,508
				37,936,214
Environmental Control - .3%
Waste Connections, Sr. Unscd. Notes	3.50	5/1/2029	3,475,000		3,856,967
Financials - .7%
Apollo Management Holdings, Gtd. Notes	4.87	2/15/2029	3,775,000	[a]	4,446,223
Carlyle Finance Subsidiary, Gtd. Notes	3.50	9/19/2029	3,800,000	[a]	4,088,252
				8,534,475
Foreign Governmental - .6%
Ontario, Sr. Unscd. Notes	3.05	1/29/2024	7,455,000	[b]	8,009,393
Health Care - 2.7%
AbbVie, Sr. Unscd. Notes	3.20	11/21/2029	5,750,000	[a]	6,077,128
Amgen, Sr. Unscd. Notes	5.65	6/15/2042	4,955,000		6,678,671
CVS Health, Sr. Unscd. Notes	4.78	3/25/2038	7,180,000		8,477,732
The Johns Hopkins Health System, Unscd. Bonds	3.84	5/15/2046	3,685,000		4,552,254
Trinity Health, Sr. Unscd. Bonds, Ser. 2019	3.43	12/1/2048	7,760,000		8,754,360
				34,540,145
Industrial - .9%
ABB Finance USA, Gtd. Notes	2.88	5/8/2022	6,000,000		6,195,632
John Deere Capital, Sr. Unscd. Notes	2.95	4/1/2022	5,154,000		5,333,279
				11,528,911
Information Technology - 2.3%
Adobe, Sr. Unscd. Notes	3.25	2/1/2025	4,895,000		5,275,795
Fiserv, Sr. Unscd. Notes	4.40	7/1/2049	5,000,000		5,958,259
Microsoft, Sr. Unscd. Notes	3.75	2/12/2045	7,035,000		8,474,859
Oracle, Sr. Unscd. Notes	2.50	5/15/2022	4,820,000		4,930,441
Oracle, Sr. Unscd. Notes	3.90	5/15/2035	4,790,000		5,600,049
				30,239,403
Insurance - .3%
Brighthouse Financial, Sr. Unscd. Notes	3.70	6/22/2027	3,750,000		3,815,628
Internet Software & Services - 2.0%
Amazon.com, Sr. Unscd. Notes	2.40	2/22/2023	6,655,000		6,857,791
Arrow Electronics, Sr. Unscd. Notes	3.50	4/1/2022	5,620,000		5,815,625
eBay, Sr. Unscd. Notes	2.60	7/15/2022	5,295,000	[b]	5,414,121
Tencent Holdings, Sr. Unscd. Notes	3.98	4/11/2029	6,500,000	[a]	7,380,354
				25,467,891
Media - .8%
Comcast, Gtd. Notes	3.60	3/1/2024	9,400,000		10,163,725
Municipal Securities - 7.3%
California, GO	3.38	4/1/2025	6,270,000		6,900,637
California Educational Facilities Authority, Revenue Bonds, Refunding (The Leland Stanford Junior University) Ser. U2	5.00	10/1/2032	6,125,000		8,995,542
California University, Revenue Bonds, Refunding, Ser. B	2.98	11/1/2051	4,175,000		4,434,935
JobsOhio Beverage System, Revenue Bonds, Refunding, Ser. A	2.83	1/1/2038	2,850,000		3,074,409
Massachusetts, GO (Build America Bonds)	4.91	5/1/2029	4,990,000		6,290,244
Massachusetts, GO (Build America Bonds) Ser. E	4.20	12/1/2021	300,000		311,358
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	4.13	6/15/2042	5,445,000		6,018,522
New York City, GO (Build America Bonds) Ser. H1	6.25	6/1/2035	5,470,000		5,533,124
New York City Water & Sewer System, Revenue Bonds (Build America Bonds)	6.28	6/15/2042	8,440,000		8,773,886
Ohio Turnpike & Infrastructure Commission, Revenue Bonds, Refunding, Ser. A	3.22	2/15/2048	4,750,000		4,972,395
Sales Tax Securitization Corp., Revenue Bonds, Refunding (Insured; Build America Mutual) Ser. B	3.41	1/1/2043	2,130,000		2,310,283

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.3% (continued)
Municipal Securities - 7.3% (continued)
State Board of Administration Finance Corp., Revenue Bonds, Ser. A	3.00	7/1/2020	14,000,000		14,079,240
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Ser. B	3.92	12/31/2049	4,750,000		5,498,410
Texas Public Finance Authority, Revenue Bonds	8.25	7/1/2024	3,890,000		3,987,678
University of California, Revenue Bonds, Refunding (Limited Project), Ser. J	4.13	5/15/2045	5,530,000		6,762,582
University of North Carolina at Chapel Hill, Revenue Bonds, Refunding, Ser. C	3.33	12/1/2036	5,650,000		6,538,010
				94,481,255
Real Estate - 2.2%
Alexandria Real Estate Equities, Gtd. Notes	4.30	1/15/2026	4,280,000		4,835,252
American Homes 4 Rent, Sr. Unscd. Notes	4.90	2/15/2029	7,855,000		9,120,689
Brandywine Operating Partnership, Gtd. Notes	4.10	10/1/2024	3,662,000		3,999,713
Hudson Pacific Properties, Gtd. Notes	3.25	1/15/2030	4,696,000	[b]	4,971,630
Life Storage, Gtd. Notes	4.00	6/15/2029	2,840,000		3,174,510
National Retail Properties, Sr. Unscd. Notes	4.30	10/15/2028	2,625,000		3,046,913
				29,148,707
Semiconductors & Semiconductor Equipment - 1.6%
Broadcom Cayman Finance, Gtd. Notes	3.50	1/15/2028	5,700,000		5,890,689
Intel, Sr. Unscd. Notes	2.70	12/15/2022	4,020,000		4,174,274
KLA, Sr. Unscd. Notes	4.10	3/15/2029	3,775,000		4,285,075
Lam Research, Sr. Unscd. Notes	4.00	3/15/2029	5,300,000		6,018,411
				20,368,449
Technology Hardware & Equipment - .5%
Apple, Sr. Unscd. Notes	4.38	5/13/2045	4,895,000		6,266,089
Telecommunication Services - 2.3%
AT&T, Sr. Unscd. Notes	4.55	3/9/2049	7,000,000		8,128,385
Telefonica Emisiones, Gtd. Notes	4.10	3/8/2027	5,155,000		5,732,012
Verizon Communications, Sr. Unscd. Notes	5.50	3/16/2047	10,605,000		15,548,148
				29,408,545
Transportation - 1.7%
Burlington North Santa Fe, Sr. Unscd. Debs.	3.45	9/15/2021	5,000,000		5,141,978
J.B. Hunt Transport Services, Gtd. Notes	3.88	3/1/2026	5,230,000		5,816,100
Ryder System, Sr. Unscd. Notes	3.65	3/18/2024	5,190,000		5,542,112
Union Pacific, Sr. Unscd. Notes	3.15	3/1/2024	5,500,000		5,832,481
				22,332,671
U.S. Government Agencies Mortgage-Backed - 28.4%
Federal Home Loan Mortgage Corp.:
3.00%, 4/1/2048-11/1/2049			27,334,345	[c]	28,258,561
3.50%, 1/1/2040-9/1/2049			17,006,374	[c]	17,851,970
4.00%, 10/1/2049-11/1/2049			20,406,322	[c]	21,549,344
5.00%, 7/1/2040-8/1/2049			8,575,258	[c]	9,405,206
Federal National Mortgage Association:
2.50%, 2/1/2035			10,639,634	[c]	10,927,158
3.00%, 12/1/2034-12/1/2049			35,293,050	[c]	36,539,905
3.50%, 7/1/2034-1/1/2050			67,155,920	[c]	70,136,031
4.00%, 11/1/2048-11/1/2049			35,053,651	[c]	37,187,273
4.50%, 8/1/2049			11,008,776	[c]	11,756,895
5.00%, 11/1/2043			990,910	[c]	1,103,701
Government National Mortgage Association I:
4.00%, 7/15/2049			8,042,677		8,478,263
Government National Mortgage Association II:
3.00%, 11/20/2049-2/20/2050			38,989,506		40,367,007
3.50%, 1/20/2048-10/20/2049			35,085,924		36,542,497
4.00%, 1/20/2050			12,988,196		13,673,235

12

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.3% (continued)
U.S. Government Agencies Mortgage-Backed - 28.4% (continued)
4.50%, 1/20/2050-2/20/2050			23,891,175		25,402,962
				369,180,008
U.S. Treasury Securities - 25.4%
U.S. Treasury Bonds	2.25	8/15/2049	7,720,000	[b]	8,777,730
U.S. Treasury Bonds	2.88	5/15/2049	1,605,000		2,056,970
U.S. Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted	1.00	2/15/2046	10,167,844	[d]	12,398,843
U.S. Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted	1.00	2/15/2049	7,455,125	[d]	9,297,477
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	1/15/2027	5,319,250	[d]	5,565,371
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	7/15/2025	13,231,489	[d]	13,803,466
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.63	4/15/2023	8,431,827	[d]	8,664,934
U.S. Treasury Notes	1.13	8/31/2021	9,605,000		9,626,011
U.S. Treasury Notes	1.38	10/15/2022	5,325,000		5,393,123
U.S. Treasury Notes	1.50	11/30/2021	16,750,000	[b]	16,915,210
U.S. Treasury Notes	1.50	10/31/2021	4,500,000	[b]	4,541,045
U.S. Treasury Notes	1.63	8/15/2029	15,750,000		16,446,445
U.S. Treasury Notes	1.75	11/15/2029	11,750,000		12,408,643
U.S. Treasury Notes	1.75	12/31/2026	12,500,000		13,084,473
U.S. Treasury Notes	1.88	1/31/2022	21,000,000		21,382,676
U.S. Treasury Notes	2.00	11/15/2026	4,540,000	[b]	4,823,041
U.S. Treasury Notes	2.13	7/31/2024	13,000,000		13,679,199
U.S. Treasury Notes	2.25	11/15/2027	6,225,000		6,771,025
U.S. Treasury Notes	2.38	5/15/2027	9,825,000		10,729,783
U.S. Treasury Notes	2.50	2/28/2026	15,000,000		16,310,156
U.S. Treasury Notes	2.50	1/31/2024	11,360,000		12,055,134
U.S. Treasury Notes	2.63	2/28/2023	18,960,000		19,935,403
U.S. Treasury Notes	2.63	1/31/2026	12,700,000		13,890,873
U.S. Treasury Notes	2.63	12/31/2023	22,500,000		23,955,029
U.S. Treasury Notes	2.63	2/15/2029	5,220,000		5,891,361
U.S. Treasury Notes	2.88	11/30/2025	14,615,000		16,159,566
U.S. Treasury Notes	2.88	11/30/2023	22,810,000		24,464,170
				329,027,157
Utilities - 1.5%
Black Hills, Sr. Unscd. Notes	4.35	5/1/2033	2,580,000		3,108,087
CenterPoint Energy, Sr. Unscd. Notes	4.25	11/1/2028	4,685,000		5,367,564
Exelon, Sr. Unscd. Notes	3.40	4/15/2026	4,400,000		4,755,847
NiSource, Sr. Unscd. Notes	3.95	3/30/2048	5,115,000		5,668,899
				18,900,397
Total Bonds and Notes (cost $1,199,070,539)			1,274,937,311
	Preferred Dividend Yield (%)		Shares
Preferred Stocks - .5%
Telecommunication Services - .5%
AT&T, Ser. A (cost $6,500,000)	5.00		260,000		6,468,800

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Bond Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $10,338,765)	1.59	10,338,765	[e] 10,338,765

Investment of Cash Collateral for Securities Loaned - 1.1%
Registered Investment Companies - 1.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $14,845,840)	1.59	14,845,840	[e] 14,845,840
Total Investments (cost $1,230,755,144)		100.7%	1,306,590,716
Liabilities, Less Cash and Receivables		(0.7%)	(9,183,899)
Net Assets		100.0%	1,297,406,817

GO—General Obligation

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2020, these securities were valued at $48,001,361 or 3.7% of net assets.
b Security, or portion thereof, on loan. At February 29, 2020, the value of the fund’s securities on loan was $33,440,289 and the value of the collateral was $33,885,705, consisting of cash collateral of $14,845,840 and U.S. Government & Agency securities valued at $19,039,865.
c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
d Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Government	33.3
Mortgage Securities	29.9
Financial	10.3
Communications	5.1
Technology	4.4
Consumer, Non-cyclical	4.3
Industrial	4.2
Energy	2.9
Consumer, Cyclical	2.0
Investment Companies	1.9
Utilities	1.4
Basic Materials	1.0
100.7

† Based on net assets.
See notes to financial statements.

14

BNY Mellon Intermediate Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.8%
Aerospace & Defense - .6%
General Dynamics, Gtd. Notes	3.00	5/11/2021	6,205,000		6,333,308
Airlines - .5%
American Airlines Pass Through Trust, Bonds, Ser. 2015-1, Cl. A	3.38	5/1/2027	4,272,427		4,593,725
Asset-Backed Ctfs./Auto Receivables - .0%
Drive Auto Receivables Trust, Ser. 2018-1, Cl. C	3.22	3/15/2023	187,941		188,305
Automobiles & Components - 1.4%
American Honda Finance, Sr. Unscd. Notes	1.70	9/9/2021	4,260,000		4,283,511
Daimler Finance North America, Gtd. Notes	2.55	8/15/2022	2,000,000	[a]	2,035,432
Paccar Financial, Sr. Unscd. Notes	2.80	3/1/2021	3,730,000		3,788,501
Toyota Motor Credit, Sr. Unscd. Notes	2.00	10/7/2024	3,650,000		3,753,979
				13,861,423
Banks - 12.2%
AIB Group, Sr. Unscd. Notes	4.26	4/10/2025	2,200,000	[a]	2,353,966
Bank of America, Sub. Notes, Ser. L	3.95	4/21/2025	7,175,000		7,836,204
Bank of Montreal, Sr. Unscd. Notes, Ser. E	3.30	2/5/2024	9,000,000		9,591,952
Citigroup, Sub. Bonds	4.40	6/10/2025	10,540,000		11,736,357
Citizens Financial Group, Sub. Notes	4.30	12/3/2025	6,885,000		7,690,310
Cooperatieve Rabobank, Gtd. Notes	3.75	7/21/2026	6,785,000		7,364,928
Credit Suisse Group, Sr. Unscd. Notes	3.00	12/14/2023	5,000,000	[a]	5,152,826
Deutsche Bank, Sr. Unscd. Notes	3.38	5/12/2021	4,420,000		4,489,911
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/2023	7,895,000		8,297,742
Lloyds Bank, Jr. Sub. Notes	12.00	12/16/2024	2,685,000	[a]	3,246,366
Lloyds Banking Group, Sr. Unscd. Notes	2.91	11/7/2023	5,374,000		5,506,081
Morgan Stanley, Sub. Notes	4.88	11/1/2022	7,610,000		8,238,196
NatWest Markets, Sr. Unscd. Notes	3.63	9/29/2022	3,000,000	[a]	3,148,985
Royal Bank of Canada, Sub. Notes	4.65	1/27/2026	6,510,000		7,533,301
Royal Bank of Scotland Group, Sub. Bonds	6.10	6/10/2023	3,100,000		3,431,341
Santander, Sr. Unscd. Notes	2.10	1/13/2023	4,560,000		4,622,262
Societe Generale, Sub. Notes	4.75	11/24/2025	3,680,000	[a]	4,057,423
Sumitomo Mitsui Financial Group, Sr. Unscd. Notes	2.78	7/12/2022	4,780,000		4,931,717
The Bank of Nova Scotia, Sr. Unscd. Notes	1.95	2/1/2023	4,870,000		4,927,489
The Goldman Sachs Group, Sr. Unscd. Notes	2.91	7/24/2023	9,000,000		9,249,951
				123,407,308
Beverage Products - .6%
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.75	1/23/2029	4,955,000		5,859,978
Building Materials - .4%
Vulcan Materials, Sr. Unscd. Notes, 3 Month LIBOR +.60%	2.49	6/15/2020	3,600,000	[b,c]	3,602,911
Chemicals - .4%
Dupont De Nemours, Sr. Unscd. Notes	4.21	11/15/2023	3,745,000		4,070,648
Collateralized Municipal-Backed Securities - .2%
Government National Mortgage Association, Ser. 2013-17, Cl. AB	2.30	1/16/2049	2,294,623		2,322,494
Commercial & Professional Services - .9%
Automatic Data Processing, Sr. Unscd. Notes	2.25	9/15/2020	4,135,000		4,151,456
Global Payments, Sr. Unscd. Notes	4.00	6/1/2023	4,615,000		4,928,824
				9,080,280
Diversified Financials - 1.8%
AerCap Global Aviation Trust, Gtd. Notes	4.50	5/15/2021	4,435,000		4,581,964
Air Lease, Sr. Unscd. Notes	2.30	2/1/2025	4,790,000	c	4,796,683
Goldman Sachs BDC, Sr. Unscd. Notes	3.75	2/10/2025	2,800,000		2,876,447
Intercontinental Exchange, Gtd. Notes	2.75	12/1/2020	6,195,000		6,250,776
				18,505,870

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Intermediate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.8% (continued)
Electronic Components - .5%
Tech Data, Sr. Unscd. Notes	4.95	2/15/2027	4,425,000	4,663,000
Energy - 2.4%
BP Capital Markets, Gtd. Notes	2.50	11/6/2022	5,875,000	6,035,334
Cimarex Energy, Sr. Unscd. Notes	4.38	3/15/2029	3,000,000	3,116,367
Energy Transfer Operating, Gtd. Notes	3.75	5/15/2030	2,000,000	2,031,080
Noble Energy, Sr. Unscd. Notes	3.85	1/15/2028	3,575,000	3,703,272
ONEOK, Gtd. Notes	4.00	7/13/2027	3,400,000	3,701,785
Sabine Pass Liquefaction, Sr. Scd. Notes	5.75	5/15/2024	2,500,000	2,813,302
Spectra Energy Partners, Gtd. Notes	3.50	3/15/2025	2,760,000	2,936,841
				24,337,981
Environmental Control - .5%
Waste Management, Gtd. Notes	3.13	3/1/2025	4,775,000	5,091,898
Food Products - .6%
Campbell Soup, Sr. Unscd. Notes	3.65	3/15/2023	1,251,000	1,319,527
General Mills, Sr. Unscd. Notes, 3 Month LIBOR +1.01%	2.85	10/17/2023	4,325,000	[b] 4,390,686
				5,710,213
Foreign Governmental - .7%
Ontario, Sr. Unscd. Notes	3.05	1/29/2024	6,700,000	[c] 7,198,247
Health Care - 4.6%
AbbVie, Sr. Unscd. Notes	3.20	11/21/2029	4,600,000	[a] 4,861,702
Amgen, Sr. Unscd. Notes	2.20	2/21/2027	3,000,000	3,054,660
Amgen, Sr. Unscd. Notes	4.10	6/15/2021	4,955,000	5,097,569
Anthem, Sr. Unscd. Notes	2.38	1/15/2025	3,000,000	3,073,475
Bristol-Myers Squibb, Sr. Unscd. Notes	3.40	7/26/2029	1,000,000	[a] 1,121,102
CVS Health, Sr. Unscd. Notes	4.10	3/25/2025	6,550,000	7,182,867
GlaxoSmithKline Capital, Gtd. Notes	3.38	5/15/2023	6,550,000	6,930,827
Pfizer, Sr. Unscd. Notes	2.80	3/11/2022	4,745,000	4,894,367
Shire Acquisitions Investments Ireland, Gtd. Notes	3.20	9/23/2026	5,005,000	5,372,476
UnitedHealth Group, Sr. Unscd. Notes	2.88	3/15/2023	4,560,000	4,758,143
				46,347,188
Industrial - 1.7%
Caterpillar Financial Services, Sr. Unscd. Notes	1.90	9/6/2022	3,770,000	3,814,501
John Deere Capital, Sr. Unscd. Notes	2.15	9/8/2022	5,000,000	5,110,047
Parker-Hannifin, Sr. Unscd. Notes	2.70	6/14/2024	3,825,000	3,993,956
Snap-On, Sr. Unscd. Notes	3.25	3/1/2027	3,890,000	4,237,066
				17,155,570
Information Technology - 1.9%
Fiserv, Sr. Unscd. Notes	3.50	7/1/2029	4,580,000	5,015,748
Microsoft, Sr. Unscd. Notes	3.13	11/3/2025	6,550,000	7,141,944
Oracle, Sr. Unscd. Notes	2.50	5/15/2022	7,000,000	7,160,391
				19,318,083
Internet Software & Services - .9%
Ebay, Sr. Unscd. Notes	2.15	6/5/2020	2,605,000	2,606,069
Tencent Holdings, Sr. Unscd. Notes	3.98	4/11/2029	6,000,000	[a] 6,812,634
				9,418,703
Media - 1.3%
Discovery Communications, Gtd. Notes	4.90	3/11/2026	3,970,000	4,539,472
NBCUniversal Media, Gtd. Notes	4.38	4/1/2021	8,425,000	8,682,768
				13,222,240
Municipal Securities - 4.7%
Bay Area Toll Authority, Revenue Bonds, Refunding	2.43	4/1/2026	8,000,000	8,541,680
California, GO	3.38	4/1/2025	2,725,000	2,999,080
California, GO, Ser. A	2.37	4/1/2022	2,850,000	2,917,431
Chicago, GO, Ser. B	7.05	1/1/2029	5,785,000	6,783,896
Massachusetts, GO (Build America Bonds) Ser. E	4.20	12/1/2021	5,845,000	6,066,292

16

BNY Mellon Intermediate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.8% (continued)
Municipal Securities - 4.7% (continued)
State Board of Administration Finance Corp., Revenue Bonds, Ser. A	3.00	7/1/2020	7,375,000		7,416,742
Texas Public Finance Authority, Revenue Bonds	8.25	7/1/2024	3,205,000		3,285,478
University of California, Revenue Bonds, Refunding	3.06	7/1/2025	9,140,000		9,969,089
				47,979,688
Real Estate - 1.7%
Brandywine Operating Partnership, Gtd. Notes	3.95	11/15/2027	4,000,000		4,396,103
HealthCare Realty Trust, Sr. Unscd. Notes	3.63	1/15/2028	2,375,000		2,589,186
Healthcare Trust of America Holdings, Gtd. Notes	3.50	8/1/2026	2,335,000		2,532,072
Hudson Pacific Properties, Gtd. Notes	3.25	1/15/2030	3,950,000		4,181,843
UDR, Gtd. Notes	2.95	9/1/2026	3,620,000		3,863,203
				17,562,407
Semiconductors & Semiconductor Equipment - .8%
Intel, Sr. Unscd. Notes	2.45	7/29/2020	7,930,000		7,953,447
Technology Hardware & Equipment - .6%
Apple, Sr. Unscd. Notes	2.25	2/23/2021	5,915,000		5,957,245
Telecommunication Services - 2.9%
AT&T, Sr. Unscd. Notes	3.40	5/15/2025	9,350,000		9,981,530
Motorola Solutions, Sr. Unscd. Notes	4.60	5/23/2029	2,420,000		2,785,441
Telefonica Emisiones, Gtd. Notes	4.57	4/27/2023	4,460,000		4,861,686
Verizon Communications, Sr. Unscd. Notes	2.63	8/15/2026	11,000,000		11,576,506
				29,205,163
Transportation - .4%
Ryder System, Sr. Unscd. Notes	2.88	6/1/2022	3,900,000		4,018,220
U.S. Government Agencies - .4%
Federal National Mortgage Association, Notes	2.00	4/30/2020	3,610,000	[d]	3,615,564
U.S. Government Agencies Mortgage-Backed - .8%
Federal Home Loan Mortgage Corp.:
4.50%, 2/1/2034			1,642,035	[d]	1,729,963
Federal National Mortgage Association:
2.78%, 3/1/2022			6,128,896	[d]	6,241,178
				7,971,141
U.S. Treasury Securities - 50.6%
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.13	4/15/2022	9,002,999	[c,e]	9,063,115
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.13	1/15/2022	10,530,928	[e]	10,602,154
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	1/15/2027	13,787,496	[e]	14,425,441
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.63	4/15/2023	13,920,274	[e]	14,305,115
U.S. Treasury Notes	1.13	6/30/2021	16,265,000		16,290,732
U.S. Treasury Notes	1.13	8/31/2021	5,000,000		5,010,937
U.S. Treasury Notes	1.13	2/28/2021	28,880,000		28,896,358
U.S. Treasury Notes	1.25	8/31/2024	6,000,000		6,088,477
U.S. Treasury Notes	1.38	8/31/2023	4,000,000		4,065,627
U.S. Treasury Notes	1.50	11/30/2021	13,000,000		13,128,223
U.S. Treasury Notes	1.50	10/31/2021	21,000,000	[c]	21,191,543
U.S. Treasury Notes	1.50	9/15/2022	20,000,000		20,312,891
U.S. Treasury Notes	1.50	8/15/2022	22,250,000		22,586,357
U.S. Treasury Notes	1.63	5/15/2026	24,045,000		24,928,842
U.S. Treasury Notes	1.75	9/30/2022	11,400,000		11,654,051
U.S. Treasury Notes	1.75	7/15/2022	26,750,000		27,291,270
U.S. Treasury Notes	1.88	1/31/2022	24,575,000		25,022,822
U.S. Treasury Notes	1.88	2/28/2022	11,760,000		11,983,716
U.S. Treasury Notes	2.00	11/30/2020	28,000,000		28,177,734

17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Intermediate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.8% (continued)
U.S. Treasury Securities - 50.6% (continued)
U.S. Treasury Notes	2.00	4/30/2024	15,000,000	15,665,039
U.S. Treasury Notes	2.13	9/30/2021	20,240,000	20,610,803
U.S. Treasury Notes	2.13	5/31/2021	20,000,000	20,271,094
U.S. Treasury Notes	2.25	11/15/2024	15,690,000	16,644,884
U.S. Treasury Notes	2.38	2/29/2024	15,000,000	15,861,621
U.S. Treasury Notes	2.50	3/31/2023	11,000,000	11,542,051
U.S. Treasury Notes	2.50	1/31/2021	19,000,000	19,240,840
U.S. Treasury Notes	2.63	2/28/2023	11,140,000	11,713,101
U.S. Treasury Notes	2.75	4/30/2023	8,000,000	8,464,219
U.S. Treasury Notes	2.88	11/15/2021	12,000,000	12,390,937
U.S. Treasury Notes	2.88	10/31/2020	5,750,000	5,813,677
U.S. Treasury Notes	2.88	11/30/2023	17,000,000	18,232,832
U.S. Treasury Notes	2.88	10/15/2021	18,750,000	19,329,346
				510,805,849
Utilities - 1.8%
Black Hills, Sr. Unscd. Notes	3.05	10/15/2029	5,260,000	5,544,754
Nisource, Sr. Unscd. Notes	3.49	5/15/2027	3,600,000	3,922,223
Public Service Enterprise Group, Sr. Unscd. Notes	2.65	11/15/2022	3,860,000	3,968,812
Southwestern Electric Power, Sr. Unscd. Notes, Ser. M	4.10	9/15/2028	4,570,000	5,183,276
				18,619,065
Total Bonds and Notes (cost $959,369,359)			997,977,162
	Preferred Dividend Yield (%)		Shares
Preferred Stocks - .5%
Telecommunication Services - .5%
AT&T, Ser. A (cost $5,125,000)	5.00		205,000	5,100,400
	1-Day Yield (%)
Investment Companies - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,739,122)	1.59		1,739,122	[f] 1,739,122

Investment of Cash Collateral for Securities Loaned - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $6,721,518)	1.59		6,721,518	[f] 6,721,518
Total Investments (cost $972,954,999)			100.2%	1,011,538,202
Liabilities, Less Cash and Receivables			(0.2%)	(2,095,667)
Net Assets			100.0%	1,009,442,535

GO—General Obligation
LIBOR—London Interbank Offered Rate

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2020, these securities were valued at $32,790,436 or 3.25% of net assets.
b Variable rate security—rate shown is the interest rate in effect at period end.
c Security, or portion thereof, on loan. At February 29, 2020, the value of the fund’s securities on loan was $21,251,327 and the value of the collateral was $22,159,225, consisting of cash collateral of $6,721,518 and U.S. Government & Agency securities valued at $15,437,707.
d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

18

Portfolio Summary (Unaudited) †	Value (%)
Government	56.3
Financial	15.8
Consumer, Non-cyclical	6.6
Communications	5.7
Industrial	4.1
Technology	3.3
Energy	2.4
Utilities	1.9
Consumer, Cyclical	1.8
Mortgage Securities	1.0
Investment Companies	.9
Basic Materials	.4
Asset Backed Securities	.0
100.2

† Based on net assets.
See notes to financial statements.

19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Corporate Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.4%
Aerospace & Defense - .5%
The Boeing Company, Sr. Unscd. Notes	2.70	5/1/2022	5,000,000		5,116,135
Agriculture - .9%
BAT Capital, Gtd. Notes	3.56	8/15/2027	4,000,000		4,225,920
Bunge, Gtd. Notes	4.35	3/15/2024	4,500,000		4,857,000
				9,082,920
Airlines - 2.1%
Air Canada Pass Through Trust, Notes, Ser. 2015-1, Cl. A	3.60	3/15/2027	2,446,489	[a]	2,645,235
American Airlines Pass Through Trust, Bonds, Ser. 2015-1, Cl. A	3.38	5/1/2027	4,198,564		4,514,307
JetBlue Pass Through Trust, Notes, Ser. 2019-1, CI. A	2.95	5/15/2028	5,000,000		5,235,124
United Airlines Pass Through Trust, Notes, Ser. 2016-2, Cl. A	3.10	10/7/2028	7,839,224		8,267,820
				20,662,486
Automobiles & Components - 1.5%
Daimler Finance North America, Gtd. Notes	2.55	8/15/2022	6,000,000	[a]	6,106,295
Ford Motor Credit, Sr. Unscd. Notes	5.58	3/18/2024	3,000,000		3,211,795
Lear, Sr. Unscd. Notes	3.50	5/30/2030	1,000,000		1,007,892
Volkswagen Group of America Finance, Gtd. Notes	4.00	11/12/2021	4,000,000	[a]	4,165,799
				14,491,781
Banks - 19.4%
BAC Capital Trust XIV, Gtd. Notes, Ser. G, 3 Month LIBOR +.40%	4.00	3/30/2020	3,000,000	[b]	2,784,345
Banco Santander, Sr. Unscd. Notes	3.13	2/23/2023	5,250,000		5,455,005
Bank of America, Jr. Sub. Notes, Ser. FF	5.88	3/15/2028	3,000,000		3,242,745
Bank of America, Sub. Notes	4.00	1/22/2025	4,000,000		4,360,651
Bank of Ireland Group, Sr. Unscd. Notes	4.50	11/25/2023	5,000,000	[a]	5,416,334
Barclays, Sub. Notes	5.20	5/12/2026	7,000,000		7,821,345
BBVA Bancomer, Sr. Unscd. Notes	4.38	4/10/2024	5,250,000	[a]	5,606,606
BNP Paribas, Sub. Notes	4.38	5/12/2026	5,000,000	[a]	5,425,043
Citigroup, Jr. Sub. Debs., Ser. Q	5.95	8/15/2020	5,000,000		5,073,925
Citigroup, Sub. Bonds	4.40	6/10/2025	4,500,000		5,010,778
Citizens Financial Group, Sub. Bonds	3.75	7/1/2024	6,000,000		6,401,426
Cooperatieve Rabobank, Gtd. Notes	4.38	8/4/2025	6,750,000		7,499,726
Credit Agricole, Sub. Notes	4.00	1/10/2033	7,250,000	[a]	7,815,717
Credit Suisse Group, Sr. Unscd. Notes	3.00	12/14/2023	7,000,000	[a,c]	7,213,956
Deutsche Bank, Sub. Notes	4.50	4/1/2025	7,500,000		7,478,221
HSBC Holdings, Sub. Notes	4.25	3/14/2024	6,250,000		6,723,009
JPMorgan Chase & Co., Jr. Sub. Debs., Ser. FF	5.00	8/1/2024	5,000,000		5,096,975
JPMorgan Chase & Co., Sub. Notes	3.63	12/1/2027	3,000,000		3,253,865
Lloyds Bank, Jr. Sub. Notes	12.00	12/16/2024	3,000,000	[a,c]	3,627,225
Llyods Banking Group, Sub. Notes	4.58	12/10/2025	3,500,000		3,828,106
M&T Bank, Jr. Sub. Notes, Ser. G	5.00	8/1/2024	5,000,000		5,253,475
Morgan Stanley, Sub. Notes	4.88	11/1/2022	6,500,000		7,036,567
Nordea Bank, Jr. Sub. Notes	6.63	3/26/2026	3,465,000	[a]	3,840,381
Royal Bank of Canada, Sub. Notes	4.65	1/27/2026	6,000,000		6,943,134
Royal Bank of Scotland Group, Sub. Bonds	6.10	6/10/2023	5,764,000		6,380,080
Santander UK Group Holdings, Sr. Unscd. Notes	4.80	11/15/2024	4,000,000		4,357,443
Societe Generale, Sub. Notes	4.75	11/24/2025	6,750,000	[a]	7,442,283
Standard Chartered, Sr. Unscd. Notes	3.79	5/21/2025	4,750,000	[a]	5,033,912
Synovus Bank, Sr. Unscd. Notes	2.29	2/10/2023	2,000,000		2,023,734
The Bank of Nova Scotia, Jr. Sub. Notes	4.65	10/12/2022	5,000,000	[c]	4,921,200
The Goldman Sachs Group, Sr. Unscd. Notes	3.50	11/16/2026	6,750,000		7,262,202
The Toronto-Dominion Bank, Sub. Notes	3.63	9/15/2031	3,000,000		3,267,990
UniCredit, Sr. Unscd. Notes	6.57	1/14/2022	4,000,000	[a]	4,297,284
Westpac Banking, Sub. Notes	4.32	11/23/2031	6,000,000		6,584,890

20

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 97.4% (continued)
Banks - 19.4% (continued)
Zions Bancorp, Sr. Unscd. Notes	3.50	8/27/2021	3,500,000	3,598,002
Zions Bancorp, Sub. Notes	3.25	10/29/2029	3,550,000	3,723,504
				191,101,084
Beverage Products - 2.3%
Becle, Gtd. Notes	3.75	5/13/2025	6,000,000	[a] 6,428,705
Constellation Brands, Gtd. Notes	3.15	8/1/2029	3,000,000	3,163,323
Constellation Brands, Gtd. Notes	4.40	11/15/2025	5,000,000	5,657,899
Keurig Dr Pepper, Gtd. Notes	4.60	5/25/2028	4,000,000	4,618,177
Suntory Holdings, Sr. Unscd. Notes	2.25	10/16/2024	3,000,000	[a] 3,086,909
				22,955,013
Building Materials - .5%
CRH America, Gtd. Notes	3.88	5/18/2025	2,000,000	[a] 2,210,526
CRH America Finance, Gtd. Notes	3.40	5/9/2027	2,730,000	[a] 2,972,883
				5,183,409
Chemicals - 1.1%
Huntsman International, Sr. Unscd. Notes	4.50	5/1/2029	5,950,000	6,555,807
Yara International, Sr. Unscd. Notes	4.75	6/1/2028	3,750,000	[a] 4,253,879
				10,809,686
Commercial & Professional Services - 1.4%
Global Payments, Sr. Unscd. Notes	4.80	4/1/2026	7,000,000	8,027,971
Moody's, Sr. Unscd. Notes	4.50	9/1/2022	5,000,000	5,318,613
				13,346,584
Consumer Discretionary - 3.0%
Hasbro, Sr. Unscd. Notes	3.90	11/19/2029	9,000,000	9,467,542
Leggett & Platt, Sr. Unscd. Notes	4.40	3/15/2029	4,000,000	4,505,202
Marriott International, Sr. Unscd. Notes	3.60	4/15/2024	4,000,000	4,285,805
NVR, Sr. Unscd. Notes	3.95	9/15/2022	6,250,000	6,611,182
Whirlpool, Sr. Unscd. Notes	4.75	2/26/2029	4,000,000	4,639,334
				29,509,065
Consumer Durables & Apparel - .6%
Michael Kors USA, Gtd. Notes	4.00	11/1/2024	3,000,000	[a] 3,152,863
Tapestry, Sr. Unscd. Notes	3.00	7/15/2022	3,000,000	3,087,650
				6,240,513
Diversified Financials - 4.1%
AerCap Global Aviation Trust, Gtd. Notes	4.45	10/1/2025	5,250,000	5,794,406
Aircastle, Sr. Unscd. Notes	4.25	6/15/2026	4,750,000	5,106,960
Blackstone Holdings Finance, Gtd. Notes	4.75	2/15/2023	3,000,000	[a] 3,284,349
BlueHub Loan Fund, Sr. Unscd. Bonds, Ser. 2020	3.10	1/1/2030	3,500,000	3,662,116
E*Trade Financial, Sr. Unscd. Notes	3.80	8/24/2027	3,750,000	4,147,666
FS KKR Capital, Sr. Unscd. Notes	4.63	7/15/2024	4,000,000	4,248,273
Goldman Sachs BDC, Sr. Unscd. Notes	3.75	2/10/2025	3,000,000	3,081,908
Stifel Financial, Sr. Unscd. Bonds	4.25	7/18/2024	6,000,000	6,597,604
The Community Preservation, Sr. Unscd. Bonds, Ser. 2020	2.87	2/1/2030	4,650,000	4,842,747
				40,766,029
Electronic Components - 2.4%
Arrow Electronics, Sr. Unscd. Notes	3.25	9/8/2024	2,000,000	2,077,368
Arrow Electronics, Sr. Unscd. Notes	4.00	4/1/2025	3,000,000	3,213,239
Avnet, Sr. Unscd. Notes	4.88	12/1/2022	3,000,000	3,236,301
Jabil, Sr. Unscd. Bonds	5.63	12/15/2020	3,737,000	3,842,375
Jabil, Sr. Unscd. Notes	3.60	1/15/2030	3,250,000	3,333,447
Tech Data, Sr. Unscd. Notes	4.95	2/15/2027	7,250,000	7,639,944
				23,342,674
Energy - 7.0%
Andeavor, Gtd. Notes	4.75	12/15/2023	4,000,000	[c] 4,369,079
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	5.13	6/30/2027	4,750,000	5,166,595

21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.4% (continued)
Energy - 7.0% (continued)
Concho Resources, Gtd. Notes	4.30	8/15/2028	5,000,000		5,440,124
Continental Resources, Gtd. Notes	5.00	9/15/2022	3,849,000		3,844,689
Diamondback Energy, Gtd. Notes	3.50	12/1/2029	2,500,000		2,463,668
Enbridge, Gtd. Notes	4.25	12/1/2026	4,000,000		4,464,557
Energy Transfer Operating, Gtd. Bonds	5.50	6/1/2027	2,500,000		2,834,560
Energy Transfer Operating, Gtd. Notes	5.25	4/15/2029	3,000,000		3,371,628
Eni, Sr. Unscd. Notes	4.25	5/9/2029	5,000,000	[a]	5,731,422
EQM Midstream Partners, Sr. Unscd. Notes	4.00	8/1/2024	2,500,000		2,190,625
Marathon Oil, Sr. Unscd. Notes	2.80	11/1/2022	5,000,000		5,085,901
MPLX, Sr. Unscd. Notes	3.50	12/1/2022	2,000,000	[a]	2,081,935
MPLX, Sr. Unscd. Notes	4.25	12/1/2027	1,500,000	[a]	1,634,730
MPLX, Sr. Unscd. Notes	6.25	10/15/2022	746,000	[a]	761,699
Petroleos Mexicanos, Gtd. Notes	6.49	1/23/2027	4,500,000	[a]	4,719,375
Sabal Trail Transmission, Sr. Unscd. Notes	4.25	5/1/2028	3,000,000	[a]	3,346,017
Sabine Pass Liquefaction, Sr. Scd. Notes	5.63	3/1/2025	2,000,000		2,265,871
Saudi Arabian Oil, Sr. Unscd. Notes	3.50	4/16/2029	4,000,000	[a]	4,251,880
The Williams Companies, Sr. Unscd. Notes	3.75	6/15/2027	3,000,000		3,149,055
Total Capital International, Gtd. Notes	2.43	1/10/2025	2,000,000		2,076,319
				69,249,729
Environmental Control - .4%
Waste Connections, Sr. Unscd. Notes	3.50	5/1/2029	3,800,000		4,217,690
Financials - 1.5%
Apollo Management Holdings, Gtd. Notes	4.00	5/30/2024	6,000,000	[a]	6,556,039
Apollo Management Holdings, Gtd. Notes	4.95	1/14/2050	2,000,000	[a]	2,013,104
Carlyle Holdings Finance, Gtd. Notes	3.88	2/1/2023	5,921,000	[a]	6,244,629
				14,813,772
Food Products - 1.5%
Flowers Foods, Sr. Unscd. Notes	3.50	10/1/2026	2,000,000		2,165,779
Flowers Foods, Sr. Unscd. Notes	4.38	4/1/2022	5,500,000		5,792,416
Grupo Bimbo, Gtd. Notes	3.88	6/27/2024	3,000,000	[a]	3,223,008
Grupo Bimbo, Jr. Sub. Notes	5.95	4/17/2023	500,000	[a]	528,180
McCormick & Co., Sr. Unscd. Notes	3.15	8/15/2024	3,000,000		3,198,878
				14,908,261
Foreign Governmental - .6%
Bermuda, Sr. Unscd. Notes	4.75	2/15/2029	200,000	[a]	231,809
Saudi, Sr. Unscd. Notes	2.38	10/26/2021	2,700,000	[a]	2,720,234
The Morongo Band of Mission Indians, Unscd. Bonds	7.00	10/1/2039	2,500,000	[a]	3,159,825
				6,111,868
Forest Products & Other - .6%
Georgia-Pacific, Sr. Unscd. Notes	3.16	11/15/2021	6,000,000	[a]	6,169,740
Health Care - 6.4%
AbbVie, Sr. Unscd. Notes	3.20	11/21/2029	4,500,000	[a]	4,756,013
AbbVie, Sr. Unscd. Notes	3.60	5/14/2025	2,000,000		2,158,778
Bayer US Finance II, Gtd. Notes	3.88	12/15/2023	1,000,000	[a]	1,074,140
Bristol-Myers Squibb, Sr. Unscd. Notes	3.90	2/20/2028	6,000,000	[a]	6,819,935
Cigna, Gtd. Notes	3.00	7/15/2023	3,000,000	[a]	3,116,940
Cigna, Gtd. Notes	4.38	10/15/2028	3,500,000		3,984,130
CommonSpirit Health, Sr. Scd. Bonds	3.35	10/1/2029	4,750,000		5,046,396
CVS Health, Sr. Unscd. Notes	4.10	3/25/2025	4,250,000		4,660,639
CVS Health, Sr. Unscd. Notes	4.78	3/25/2038	2,000,000		2,361,485
Dignity Health, Unscd. Notes	3.13	11/1/2022	5,000,000		5,200,894
HCA, Sr. Scd. Notes	4.13	6/15/2029	5,000,000		5,503,304
Magellan Health, Sr. Unscd. Notes	4.90	9/22/2024	5,000,000		5,139,575
Montefiore Obligated Group, Unscd. Bonds, Ser. 18-C	5.25	11/1/2048	5,000,000		6,228,481

22

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 97.4% (continued)
Health Care - 6.4% (continued)
Takeda Pharmaceutical, Sr. Unscd. Notes	5.00	11/26/2028	5,500,000	6,701,006
				62,751,716
Industrial - 2.8%
Carlisle Companies, Sr. Unscd. Notes	3.75	12/1/2027	4,000,000	4,410,614
Fluor, Sr. Unscd. Notes	4.25	9/15/2028	3,000,000	[c] 2,811,384
GATX, Sr. Unscd. Notes	3.25	9/15/2026	3,500,000	3,693,374
GATX, Sr. Unscd. Notes	3.25	3/30/2025	2,000,000	2,126,272
Hillenbrand, Gtd. Notes	4.50	9/15/2026	5,000,000	5,447,945
Huntington Ingalls Industries, Gtd. Notes	3.48	12/1/2027	4,000,000	4,330,671
Oshkosh, Sr. Unscd. Notes	4.60	5/15/2028	4,000,000	4,532,588
				27,352,848
Information Technology - 3.9%
Activision Blizzard, Sr. Unscd. Notes	3.40	9/15/2026	4,500,000	4,843,250
Broadridge Financial Solutions, Sr. Unscd. Notes	3.95	9/1/2020	4,850,000	4,911,316
Cadence Design Systems, Sr. Unscd. Notes	4.38	10/15/2024	6,250,000	6,980,344
Citrix Systems, Sr. Unscd. Notes	4.50	12/1/2027	5,500,000	6,092,964
Electronic Arts, Sr. Unscd. Notes	4.80	3/1/2026	3,250,000	3,801,653
Fidelity National Information Services, Sr. Unscd. Notes	3.75	5/21/2029	3,000,000	3,385,596
Fiserv, Sr. Unscd. Notes	3.50	10/1/2022	5,500,000	5,748,525
VMware, Sr. Unscd. Notes	2.95	8/21/2022	3,000,000	3,088,487
				38,852,135
Insurance - 3.0%
Assured Guaranty U.S. Holdings, Gtd. Notes	5.00	7/1/2024	6,000,000	6,826,553
Brighthouse Financial, Sr. Unscd. Notes	3.70	6/22/2027	4,250,000	4,324,379
MetLife, Jr. Sub. Debs., Ser. D	5.88	3/15/2028	5,500,000	6,136,982
Prudential Financial, Jr. Sub. Notes	5.70	9/15/2048	5,850,000	6,625,096
Reinsurance Group of America, Sr. Unscd. Notes	3.90	5/15/2029	4,750,000	5,307,538
				29,220,548
Internet Software & Services - 1.4%
Arrow Electronics, Sr. Unscd. Notes	3.50	4/1/2022	2,000,000	2,069,617
eBay, Sr. Unscd. Notes	3.60	6/5/2027	5,250,000	5,649,732
Tencent Holdings, Sr. Unscd. Notes	3.98	4/11/2029	5,500,000	[a] 6,244,915
				13,964,264
Materials - 1.2%
Packaging Corp. of America, Sr. Unscd. Notes	3.00	12/15/2029	4,000,000	4,216,560
WRKCo, Gtd. Notes	3.75	3/15/2025	4,000,000	4,329,893
WRKCo, Gtd. Notes	4.65	3/15/2026	2,500,000	2,880,494
				11,426,947
Media - 2.1%
Discovery Communications, Gtd. Notes	3.95	3/20/2028	6,250,000	6,798,425
Fox, Sr. Unscd. Notes	4.71	1/25/2029	1,000,000	[a] 1,173,415
Grupo Televisa, Sr. Unscd. Notes	4.63	1/30/2026	5,000,000	5,613,549
NBCUniversal Media, Gtd. Notes	4.38	4/1/2021	6,500,000	6,698,871
				20,284,260
Metals & Mining - .8%
Anglo American Capital, Gtd. Notes	4.50	3/15/2028	4,000,000	[a,c] 4,501,602
Glencore Funding, Gtd. Notes	4.13	3/12/2024	1,000,000	[a] 1,067,676
Glencore Funding, Gtd. Notes	4.63	4/29/2024	2,000,000	[a] 2,164,326
				7,733,604
Municipal Securities - 4.4%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. B1	1.85	6/1/2029	5,000,000	5,071,050
Chicago, GO, Ser. B	7.05	1/1/2029	7,100,000	8,325,957
Detroit, GO, Ser. B1	4.00	4/1/2044	3,000,000	2,672,700
Illinois, GO (Build America Bonds)	6.20	7/1/2021	440,000	455,321

23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.4% (continued)
Municipal Securities - 4.4% (continued)
Medical Center Hospital Authority, Revenue Bonds, Refunding (Columbus Regional Healthcare System Project)	4.88	8/1/2022	5,000,000		5,326,350
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	2.63	6/15/2024	1,500,000		1,556,040
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. C	6.10	12/15/2020	7,010,000	[d]	7,278,833
New York State Dormitory Authority, Revenue Bonds (Montefiore Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.95	8/1/2048	2,500,000		2,873,150
Oklahoma Development Finance Authority, Revenue Bonds (OU Medicine Project) Ser. C	5.45	8/15/2028	3,750,000		4,443,225
Texas Public Finance Authority, Revenue Bonds	8.25	7/1/2024	5,700,000		5,843,127
				43,845,753
Real Estate - 8.3%
Alexandria Real Estate Equities, Gtd. Notes	3.95	1/15/2027	3,327,000		3,692,340
Alexandria Real Estate Equities, Gtd. Notes	4.30	1/15/2026	2,000,000		2,259,464
American Homes 4 Rent, Sr. Unscd. Notes	4.90	2/15/2029	5,000,000		5,805,658
Brandywine Operating Partnership, Gtd. Notes	4.55	10/1/2029	4,000,000		4,640,006
CBRE Services, Gtd. Notes	4.88	3/1/2026	6,000,000		6,887,186
Duke Realty, Sr. Unscd. Notes	3.25	6/30/2026	1,000,000		1,081,150
EPR Properties, Gtd. Notes	4.95	4/15/2028	4,250,000		4,837,644
Essex Portfolio, Gtd. Notes	3.25	5/1/2023	3,000,000		3,152,269
Healthcare Trust Of America Holdings, Gtd. Notes	3.75	7/1/2027	4,000,000		4,419,457
Highwoods Realty, Sr. Unscd. Notes	4.20	4/15/2029	3,250,000		3,720,979
Hudson Pacific Properties, Gtd. Notes	3.25	1/15/2030	2,565,000		2,715,551
Hudson Pacific Properties, Gtd. Notes	4.65	4/1/2029	3,000,000		3,500,986
Kilroy Realty, Gtd. Notes	4.38	10/1/2025	4,250,000		4,779,799
Life Storage, Gtd. Notes	4.00	6/15/2029	5,000,000		5,588,926
Prologis, Sr. Unscd. Notes	2.25	4/15/2030	3,000,000		3,014,441
Prologis, Sr. Unscd. Notes	3.25	10/1/2026	3,879,000		4,222,537
Retail Opportunity Investments Partnership, Gtd. Notes	4.00	12/15/2024	3,000,000		3,208,877
Retail Opportunity Investments Partnership, Gtd. Notes	5.00	12/15/2023	2,000,000		2,159,248
Simon Property Group, Sr. Unscd. Notes	2.45	9/13/2029	5,000,000		5,103,197
Spirit Realty, Gtd. Notes	4.00	7/15/2029	3,000,000		3,360,045
Weingarten Realty Investors, Sr. Unscd. Notes	4.45	1/15/2024	3,000,000		3,248,801
				81,398,561
Retailing - 2.0%
Alimentation Couche-Tard, Gtd. Notes	3.55	7/26/2027	3,000,000	[a]	3,250,984
Dollar Tree, Sr. Unscd. Notes	4.00	5/15/2025	4,000,000		4,398,486
Macy's Retail Holdings, Gtd. Notes	2.88	2/15/2023	1,706,000		1,712,510
Nordstorm, Sr. Unscd. Notes	4.00	3/15/2027	4,000,000		4,266,279
O'Reilly Automotive, Sr. Unscd. Notes	3.90	6/1/2029	5,000,000		5,693,048
				19,321,307
Semiconductors & Semiconductor Equipment - 3.0%
Broadcom Cayman Finance, Gtd. Notes	3.88	1/15/2027	5,000,000		5,247,504
KLA, Sr. Unscd. Notes	4.10	3/15/2029	4,850,000		5,505,328
Lam Research, Sr. Unscd. Notes	3.80	3/15/2025	3,000,000		3,299,268
Lam Research, Sr. Unscd. Notes	4.00	3/15/2029	3,000,000		3,406,648
Microchip Technology, Sr. Scd. Notes	4.33	6/1/2023	5,500,000		5,874,237
NXP, Gtd. Notes	4.88	3/1/2024	5,500,000	[a]	6,065,129
				29,398,114
Technology Hardware & Equipment - .5%
Dell International, Sr. Scd. Notes	4.90	10/1/2026	1,125,000	[a]	1,262,824
Dell International, Sr. Scd. Notes	8.10	7/15/2036	3,000,000	[a]	4,123,403
				5,386,227

24

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 97.4% (continued)
Telecommunication Services - 3.1%
AT&T, Sr. Unscd. Notes	3.40	5/15/2025	7,500,000	8,006,575
Motorola Solutions, Sr. Unscd. Notes	4.60	5/23/2029	4,750,000	5,467,291
Telefonica Emisiones, Gtd. Notes	4.57	4/27/2023	6,500,000	7,085,417
Verizon Communications, Sr. Unscd. Notes	3.38	2/15/2025	5,500,000	5,951,625
Verizon Communications, Sr. Unscd. Notes	4.50	8/10/2033	3,000,000	3,679,551
				30,190,459
Utilities - 3.1%
Black Hills, Sr. Unscd. Notes	3.05	10/15/2029	2,000,000	2,108,272
Black Hills, Sr. Unscd. Notes	4.25	11/30/2023	5,000,000	5,435,113
CenterPoint Energy, Sr. Unscd. Notes	2.95	3/1/2030	3,000,000	3,127,443
Entergy, Sr. Unscd. Notes	2.95	9/1/2026	2,000,000	2,108,366
Exelon, Jr. Sub. Notes	3.50	6/1/2022	3,500,000	3,633,259
Mid-Atlantic Interstate Transmission, Sr. Unscd. Notes	4.10	5/15/2028	3,000,000	[a] 3,422,754
Mississippi Power, Sr. Unscd. Notes	3.95	3/30/2028	5,000,000	5,596,451
The Cleveland Electric Illuminating Company, Sr. Unscd. Notes	4.55	11/15/2030	4,000,000	[a] 4,791,598
				30,223,256
Total Bonds and Notes (cost $887,676,317)			959,428,438
	Preferred Dividend Yield (%)		Shares
Preferred Stocks - 1.1%
Diversified Financials - .3%
Air Lease, Ser. A	6.15		120,000	3,050,400
Telecommunication Services - .8%
AT&T, Ser. A	5.00		320,000	7,961,600
Total Preferred Stocks (cost $11,000,000)			11,012,000
	1-Day Yield (%)
Investment Companies - 1.2%
Registered Investment Companies - 1.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $11,965,085)	1.59		11,965,085	[e] 11,965,085

Investment of Cash Collateral for Securities Loaned - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $7,506,276)	1.59		7,506,276	[e] 7,506,276
Total Investments (cost $918,147,678)			100.5%	989,911,799
Liabilities, Less Cash and Receivables			(0.5%)	(5,163,196)
Net Assets			100.0%	984,748,603

GO—General Obligation
LIBOR—London Interbank Offered Rate

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2020, these securities were valued at $201,235,464 or 20.44% of net assets.
b Variable rate security—rate shown is the interest rate in effect at period end.
c Security, or portion thereof, on loan. At February 29, 2020, the value of the fund’s securities on loan was $9,701,203 and the value of the collateral was $10,001,088, consisting of cash collateral of $7,506,276 and U.S. Government & Agency securities valued at $2,494,812.
d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Financial	36.6
Consumer, Non-cyclical	12.5
Consumer, Cyclical	9.1
Industrial	8.0
Technology	7.5
Communications	7.1
Energy	7.0
Government	5.1
Utilities	3.1
Basic Materials	2.5
Investment Companies	2.0
100.5

† Based on net assets.
See notes to financial statements.

26

BNY Mellon Short-Term U.S. Government Securities Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.5%
Collateralized Municipal-Backed Securities - 21.3%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K007, Cl. A2	4.22	3/25/2020	200,696	[a]	200,441
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K013, Cl. A2	3.97	1/25/2021	2,000,000	[a]	2,035,176
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K017, Cl. A2	2.87	12/25/2021	2,732,425	[a]	2,790,708
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K025, Cl. A1	1.88	4/25/2022	526,380	[a]	528,112
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K714, Cl. A2	3.03	10/25/2020	4,775,360	[a]	4,789,966
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K721, Cl. A2	3.09	8/25/2022	2,000,000	[a]	2,062,665
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2016-SB21, Cl. A5F	1.81	9/25/2021	3,573,248	[a]	3,591,980
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2016-SB22, Cl. A5F	1.78	9/25/2021	1,570,755	[a]	1,575,823
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2016-SB23, Cl. A5F	1.73	9/25/2021	2,252,988	[a]	2,262,510
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2016-SB25, Cl. A7F	2.58	10/25/2023	1,224,180	[a]	1,266,798
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2017-SB26, Cl. A5F	2.34	12/25/2021	1,267,880	[a]	1,284,810
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2017-SB35, Cl. A5F	2.25	6/25/2022	1,021,261	[a]	1,040,681
Federal National Mortgage Association, ACES, Ser. 2011-M1, Cl. A3	3.76	6/25/2021	947,613	[a]	965,408
Federal National Mortgage Association, ACES, Ser. 2011-M3, Cl. A2	3.64	7/25/2021	948,074	[a]	965,306
Federal National Mortgage Association, ACES, Ser. 2015-M4, Cl. AV2	2.51	7/25/2022	2,341,116	[a]	2,382,601
Federal National Mortgage Association, ACES, Ser. 2016-M3, Cl. ASQ2	2.26	2/25/2023	3,066,247	[a]	3,110,246
Federal National Mortgage Association, REMIC, Ser. 2011-M8, Cl. A2	2.92	8/25/2021	960,750	[a]	975,829
Government National Mortgage Association, Ser. 2011-165, Cl. A	2.19	10/16/2037	4,734,393		4,746,248
Government National Mortgage Association, Ser. 2011-6, Cl. BA	3.47	10/16/2044	75,918		75,870
Government National Mortgage Association, Ser. 2012-142, Cl. A	1.11	5/16/2037	886,526		874,279
Government National Mortgage Association, Ser. 2012-2, Cl. B	2.42	3/16/2037	745,644		745,532
Government National Mortgage Association, Ser. 2012-33, Cl. A	1.90	3/16/2040	47,384		47,347
Government National Mortgage Association, Ser. 2013-101, Cl. A	0.51	5/16/2035	1,774,945		1,760,446
Government National Mortgage Association, Ser. 2013-105, Cl. A	1.71	2/16/2037	1,745,085		1,743,137
Government National Mortgage Association, Ser. 2013-142, Cl. V	3.10	2/16/2025	1,376,467		1,431,480
Government National Mortgage Association, Ser. 2013-30, Cl. A	1.50	5/16/2042	452,195		450,228
Government National Mortgage Association, Ser. 2013-73, Cl. A	0.98	12/16/2035	5,465,414		5,411,458
Government National Mortgage Association, Ser. 2014-109, Cl. A	2.33	1/16/2046	1,958,202		1,969,409
Government National Mortgage Association, Ser. 2014-82, Cl. VG	3.00	12/16/2046	2,121,381		2,205,848
				53,290,342
Municipal Securities - 5.9%
Bay Area Toll Authority, Revenue Bonds, Refunding	2.23	4/1/2023	1,200,000		1,227,732
Gilroy Unified School District, GO, Refunding	1.73	8/1/2022	450,000		455,733

27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.5% (continued)
Municipal Securities - 5.9% (continued)
Kentucky Property & Building Commission, Revenue Bonds, Refunding, Ser. D	2.08	11/1/2023	500,000		506,795
Massachusetts College Building Authority, Revenue Bonds, Refunding, Ser. C	1.90	5/1/2023	2,000,000		2,042,380
Massachusetts Water Resources Authority, Revenue Bonds, Refunding, Ser. F	1.77	8/1/2023	2,000,000		2,026,520
Michigan Finance Authority, Revenue Bonds, Ser. A1	2.86	9/1/2022	1,500,000		1,537,230
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. F	2.03	2/15/2023	500,000		513,055
Oregon, GO, Refunding, Ser. P	1.71	5/1/2022	1,000,000		1,011,910
Rutgers The State University of New Jersey, Revenue Bonds, Refunding, Ser. R	2.06	5/1/2022	1,000,000		1,018,490
Texas, GO, Refunding	2.78	10/1/2020	2,000,000		2,018,920
Virginia Resources Authority, Revenue Bonds, Refunding	1.89	11/1/2022	500,000		509,475
Washington, GO, Refunding, Ser. T	2.79	8/1/2020	2,000,000		2,013,680
				14,881,920
U.S. Government Agencies - .8%
Federal Home Loan Bank, Bonds	1.50	9/30/2021	2,000,000		2,000,052
U.S. Government Agencies Mortgage-Backed - 55.9%
Federal Home Loan Mortgage Corp., REMIC, Ser. 2586, Cl. MJ	5.50	3/15/2023	174,754	[a]	183,242
Federal Home Loan Mortgage Corp., REMIC, Ser. 3242, Cl. NG	5.75	2/15/2036	339,549	[a]	342,560
Federal Home Loan Mortgage Corp., REMIC, Ser. 3527, Cl. DA	4.00	4/15/2029	263,928	[a]	271,926
Federal Home Loan Mortgage Corp., REMIC, Ser. 3530, Cl. A	4.00	5/15/2024	19,349	[a]	19,367
Federal Home Loan Mortgage Corp., REMIC, Ser. 3563, Cl. BD	4.00	8/15/2024	478,050	[a]	505,321
Federal Home Loan Mortgage Corp., REMIC, Ser. 3627, Cl. QH	4.00	1/15/2025	1,161,358	[a]	1,217,149
Federal Home Loan Mortgage Corp., REMIC, Ser. 3640, Cl. GM	4.00	3/15/2025	806,928	[a]	846,026
Federal Home Loan Mortgage Corp., REMIC, Ser. 3726, Cl. KG	2.50	4/15/2025	157,256	[a]	158,405
Federal Home Loan Mortgage Corp., REMIC, Ser. 3773, Cl. PA	3.50	6/15/2025	173,107	[a]	174,021
Federal Home Loan Mortgage Corp., REMIC, Ser. 3810, Cl. QB	3.50	2/15/2026	1,118,689	[a]	1,167,166
Federal Home Loan Mortgage Corp., REMIC, Ser. 3816, Cl. HA	3.50	11/15/2025	1,895,661	[a]	2,008,132
Federal Home Loan Mortgage Corp., REMIC, Ser. 3820, Cl. TB	3.50	3/15/2026	1,531,806	[a]	1,596,346
Federal Home Loan Mortgage Corp., REMIC, Ser. 3834, Cl. EA	3.50	6/15/2029	573,568	[a]	580,667
Federal Home Loan Mortgage Corp., REMIC, Ser. 3909, Cl. NG	4.00	8/15/2026	1,813,040	[a]	1,916,282
Federal Home Loan Mortgage Corp., REMIC, Ser. 3928, Cl. A	3.00	9/15/2025	346,622	[a]	348,838
Federal Home Loan Mortgage Corp., REMIC, Ser. 3942, Cl. AC	2.00	10/15/2021	156,530	[a]	157,013
Federal Home Loan Mortgage Corp., REMIC, Ser. 3945, Cl. A	3.00	3/15/2026	397,477	[a]	404,607
Federal Home Loan Mortgage Corp., REMIC, Ser. 3952, Cl. MA	3.00	11/15/2021	739,734	[a]	747,968
Federal Home Loan Mortgage Corp., REMIC, Ser. 3962, Cl. MA	4.00	4/15/2029	495,693	[a]	496,768
Federal Home Loan Mortgage Corp., REMIC, Ser. 3964, Cl. QA	3.00	11/15/2026	931,905	[a]	968,961
Federal Home Loan Mortgage Corp., REMIC, Ser. 3987, Cl. A	2.00	9/15/2026	192,079	[a]	193,750
Federal Home Loan Mortgage Corp., REMIC, Ser. 3998, Cl. KG	2.00	11/15/2026	4,716,448	[a]	4,775,203
Federal Home Loan Mortgage Corp., REMIC, Ser. 4016, Cl. AB	2.00	9/15/2025	641,706	[a]	642,692
Federal Home Loan Mortgage Corp., REMIC, Ser. 4020, Cl. PC	1.75	3/15/2027	490,469	[a]	491,777
Federal Home Loan Mortgage Corp., REMIC, Ser. 4029, Cl. LA	2.00	1/15/2027	635,328	[a]	643,698
Federal Home Loan Mortgage Corp., REMIC, Ser. 4079, Cl. WA	2.00	8/15/2040	1,303,677	[a]	1,317,703
Federal Home Loan Mortgage Corp., REMIC, Ser. 4086, Cl. VA	3.50	12/15/2025	867,543	[a]	892,422
Federal Home Loan Mortgage Corp., REMIC, Ser. 4174, Cl. VA	3.50	6/15/2024	1,294,215	[a]	1,346,464
Federal Home Loan Mortgage Corp., REMIC, Ser. 4176, Cl. BA	3.00	2/15/2033	320,811	[a]	321,512
Federal Home Loan Mortgage Corp., REMIC, Ser. 4216, Cl. KC	1.75	6/15/2028	1,761,076	[a]	1,771,008
Federal Home Loan Mortgage Corp., REMIC, Ser. 4265, Cl. DA	4.00	6/15/2026	1,431,392	[a]	1,514,008
Federal Home Loan Mortgage Corp., REMIC, Ser. 4287, Cl. AB	2.00	12/15/2026	370,557	[a]	377,060
Federal Home Loan Mortgage Corp., REMIC, Ser. 4304, Cl. DA	2.50	1/15/2027	516,614	[a]	525,522
Federal Home Loan Mortgage Corp., REMIC, Ser. 4338, Cl. VA	4.25	7/15/2025	2,166,381	[a]	2,304,470
Federal Home Loan Mortgage Corp., REMIC, Ser. 4386, Cl. AB	3.00	9/15/2029	738,012	[a]	761,094
Federal Home Loan Mortgage Corp., REMIC, Ser. 4480, Cl. VW	3.50	10/15/2026	2,244,785	[a]	2,330,473
Federal Home Loan Mortgage Corp., REMIC, Ser. 4532, Cl. VW	3.50	4/15/2027	1,349,283	[a]	1,417,833

28

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.5% (continued)
U.S. Government Agencies Mortgage-Backed - 55.9% (continued)
Federal Home Loan Mortgage Corp., REMIC, Ser. 4801, Cl. LT	4.00	12/15/2043	975,000	[a]	1,016,750
Federal National Mortgage Association, REMIC, Ser. 2005-63, Cl. HB	5.00	7/25/2025	255,011	[a]	267,868
Federal National Mortgage Association, REMIC, Ser. 2009-21, Cl. HB	4.50	4/25/2024	129,927	[a]	131,173
Federal National Mortgage Association, REMIC, Ser. 2010-112, Cl. CY	4.00	10/25/2025	2,236,345	[a]	2,334,490
Federal National Mortgage Association, REMIC, Ser. 2010-117, Cl. DE	2.00	5/25/2025	664,521	[a]	669,189
Federal National Mortgage Association, REMIC, Ser. 2010-124, Cl. AG	1.75	11/25/2020	102,659	[a]	102,477
Federal National Mortgage Association, REMIC, Ser. 2010-68, Cl. DA	4.50	10/25/2037	1,522,616	[a]	1,547,595
Federal National Mortgage Association, REMIC, Ser. 2011-106, Cl. LU	3.50	9/25/2034	425,021	[a]	426,080
Federal National Mortgage Association, REMIC, Ser. 2011-23, Cl. AB	2.75	6/25/2020	602	[a]	602
Federal National Mortgage Association, REMIC, Ser. 2011-71, Cl. BA	4.00	5/25/2037	984,156	[a]	1,006,947
Federal National Mortgage Association, REMIC, Ser. 2011-79, Cl. GC	2.00	12/25/2022	748,720	[a]	752,902
Federal National Mortgage Association, REMIC, Ser. 2011-79, Cl. HD	2.00	12/25/2022	378,811	[a]	381,277
Federal National Mortgage Association, REMIC, Ser. 2011-88, Cl. M	3.50	9/25/2026	1,001,296	[a]	1,042,969
Federal National Mortgage Association, REMIC, Ser. 2012-11, Cl. DV	4.00	4/25/2023	740,543	[a]	756,402
Federal National Mortgage Association, REMIC, Ser. 2012-127, Cl. DH	4.00	11/25/2027	595,454	[a]	607,533
Federal National Mortgage Association, REMIC, Ser. 2012-148, Cl. DC	1.50	1/25/2028	2,242,854	[a]	2,253,734
Federal National Mortgage Association, REMIC, Ser. 2012-50, Cl. LV	3.50	8/25/2023	821,746	[a]	850,206
Federal National Mortgage Association, REMIC, Ser. 2012-78, Cl. KB	1.75	7/25/2027	620,665	[a]	624,166
Federal National Mortgage Association, REMIC, Ser. 2012-98, Cl. YM	1.50	9/25/2027	903,491	[a]	905,987
Federal National Mortgage Association, REMIC, Ser. 2013-103, Cl. AW	3.50	2/25/2043	1,089,818	[a]	1,097,820
Federal National Mortgage Association, REMIC, Ser. 2013-108, Cl. GA	3.00	6/25/2030	487,073	[a]	497,057
Federal National Mortgage Association, REMIC, Ser. 2013-17, Cl. PG	3.50	3/25/2039	1,216,465	[a]	1,238,642
Federal National Mortgage Association, REMIC, Ser. 2013-30, Cl. DA	1.75	4/25/2028	666,182	[a]	672,757
Federal National Mortgage Association, REMIC, Ser. 2013-39, Cl. MP	1.75	5/25/2028	1,899,588	[a]	1,918,006
Federal National Mortgage Association, REMIC, Ser. 2013-91, Cl. CA	4.00	4/25/2039	2,882,276	[a]	2,938,652
Federal National Mortgage Association, REMIC, Ser. 2014-34, Cl. LC	2.50	6/25/2029	995,091	[a]	1,022,057
Federal National Mortgage Association, REMIC, Ser. 2014-82, Cl. LV	3.00	4/25/2026	846,090	[a]	882,204
Government National Mortgage Association, Ser. 2010-46, Cl. CB	3.00	3/20/2039	124,593		125,180
Government National Mortgage Association, Ser. 2012-12, Cl. NB	2.00	5/20/2038	487,286		487,109
Government National Mortgage Association, Ser. 2012-13, Cl. KL	3.00	7/20/2038	582,926		585,545

29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.5% (continued)
U.S. Government Agencies Mortgage-Backed - 55.9% (continued)
Government National Mortgage Association, Ser. 2014-118, Cl. EA	2.38	4/20/2042	340,102		341,716
Federal Home Loan Mortgage Corp.:
2.00%, 2/1/2023-7/1/2023			1,320,301	[a]	1,341,564
2.50%, 3/1/2027-12/1/2027			2,617,018	[a]	2,702,064
3.00%, 9/1/2026-3/1/2027			2,393,061	[a]	2,494,669
3.50%, 10/1/2026-5/1/2027			1,834,490	[a]	1,911,045
4.00%, 10/1/2025-6/1/2026			2,411,321	[a]	2,533,382
4.50%, 11/1/2024-2/1/2034			2,400,386	[a]	2,532,528
Federal National Mortgage Association:
1.94%, 11/1/2022			508,730	[a]	514,170
2.00%, 4/1/2023-10/1/2026			6,485,987	[a]	6,571,405
2.12%, 9/1/2021			2,000,000	[a]	2,017,028
2.17%, 1/1/2023			1,894,015	[a]	1,938,440
2.18%, 3/1/2022			1,000,000	[a]	1,008,940
2.25%, 1/1/2024			1,982,788	[a]	2,026,411
2.28%, 5/1/2023			1,500,000	[a]	1,510,105
2.31%, 8/1/2022			990,269	[a]	1,016,041
2.36%, 12/1/2022			2,376,224	[a]	2,446,072
2.38%, 3/1/2023			2,836,620	[a]	2,927,904
2.42%, 4/1/2046			1,160,432	[a]	1,192,866
2.44%, 8/1/2022			1,244,968	[a]	1,280,273
2.50%, 9/1/2024-4/1/2027			5,587,791	[a]	5,738,200
2.55%, 9/1/2022			1,912,228	[a]	1,974,090
2.64%, 7/1/2022			2,954,591	[a]	3,035,044
2.66%, 8/1/2022			774,388	[a]	797,042
2.74%, 10/1/2022			1,500,000	[a]	1,552,919
2.78%, 3/1/2022			2,342,600	[a]	2,385,517
3.00%, 11/1/2026-9/1/2027			2,549,123	[a]	2,645,253
3.26%, 1/1/2022			1,652,018	[a]	1,715,292
3.32%, 12/1/2021			2,399,315	[a]	2,454,517
3.50%, 8/1/2026-5/1/2027			2,466,704	[a]	2,585,721
3.85%, 12/1/2021			1,026,373	[a]	1,057,252
4.00%, 5/1/2029-7/1/2029			3,337,553	[a]	3,508,656
4.07%, 7/1/2020			2,185,546	[a]	2,191,114
4.50%, 11/1/2022			87,786	[a]	91,193
5.00%, 3/1/2027			1,845,507	[a]	1,952,869
6.00%, 8/1/2022			413,364	[a]	423,236
Government National Mortgage Association I:
4.00%, 8/15/2024-7/15/2027			1,537,215		1,612,938
Government National Mortgage Association II:
3.00%, 4/20/2027			1,192,933		1,238,098
3.50%, 3/20/2026			433,134		454,789
4.50%, 7/20/2024-5/20/2025			1,401,621		1,485,804
				140,086,997
U.S. Treasury Securities - 15.6%
U.S. Treasury Notes	1.50	2/28/2023	11,750,000		11,965,264
U.S. Treasury Notes	1.50	8/15/2022	7,750,000		7,867,158
U.S. Treasury Notes	1.63	8/31/2022	6,500,000		6,619,082
U.S. Treasury Notes	1.75	7/15/2022	5,250,000		5,356,231
U.S. Treasury Notes	2.13	5/15/2022	5,000,000		5,133,594
U.S. Treasury Notes	2.38	3/15/2022	2,000,000		2,059,805
				39,001,134
Total Bonds and Notes (cost $245,891,953)			249,260,445

30

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $447,700)	1.59	447,700	b	447,700
Total Investments (cost $246,339,653)		99.7%	249,708,145
Cash and Receivables (Net)		0.3%	855,142
Net Assets		100.0%	250,563,287

ACES—Alternative Credit Enhancement Securities
GO—General Obligation
REMIC—Real Estate Mortgage Investment Conduit

a The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Mortgage Securities	77.2
Government	22.3
Investment Companies	.2
99.7

† Based on net assets.
See notes to financial statements.

31

STATEMENTS OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Registered Investment Companies	Value 8/31/19 ($)	Purchases ($)	Sales ($)	Value 2/29/20 ($)	Net Assets (%)	Dividends/ Disbributions ($)
BNY Mellon Bond Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	5,296,454	155,780,904	150,738,593	10,338,765.8		109,808
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,455,166	78,015,877	64,625,203	14,845,840	1.1	-
Total	6,751,620	233,796,781	215,363,796	25,184,605	1.9	109,808
BNY Mellon Intermediate Bond Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,958,057	97,655,750	99,874,685	1,739,122.2		47,133
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	36,331,857	29,610,339	6,721,518.7		-
Total	3,958,057	133,987,607	129,485,024	8,460,640.9		47,133
BNY Mellon Corporate Bond Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	6,032,036	101,848,995	95,915,946	11,965,085	1.2	131,385
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	9,759,111	65,211,082	67,463,917	7,506,276.8		-
Total	15,791,147	167,060,077	163,379,863	19,471,361	2.0	131,385
BNY Mellon Short-Term U.S. Government Securities Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,021,712	40,263,762	40,837,774	447,700.2		15,604

See notes to financial statements.

32

STATEMENTS OF ASSETS AND LIABILITIES

February 29, 2020 (Unaudited)

	BNY Mellon Bond Fund	BNY Mellon Intermediate Bond Fund	BNY Mellon Corporate Bond Fund	BNY Mellon Short-Term U.S. Government Securities Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c)
Unaffiliated issuers	1,281,406,111	1,003,077,562	970,440,438	249,260,445
Affiliated issuers	25,184,605	8,460,640	19,471,361	447,700
Interest receivable	8,261,173	6,739,117	10,150,603	743,005
Receivable for shares of Beneficial Interest subscribed	602,947	1,440,945	1,086,285	158,623
Dividends receivable	18,890	3,727	60,036	2,197
Securities lending receivable	2,389	1,605	1,216	-
Receivable for investment securities sold	-	-	-	1,024,938
Prepaid expenses	27,476	23,075	39,482	21,306
	1,315,503,591	1,019,746,671	1,001,249,421	251,658,214
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	537,964	420,004	410,984	100,266
Cash overdraft due to Custodian	1,992,896	1,173,829	1,915,301	298,987
Liability for securities on loan—Note 1(c)	14,845,840	6,721,518	7,506,276	-
Payable for shares of Beneficial Interest redeemed	646,218	1,933,448	1,612,860	651,257
Trustees’ fees and expenses payable	24,278	8,044	7,231	6,441
Payable for investment securities purchased	-	-	5,000,000	-
Other accrued expenses	49,578	47,293	48,166	37,976
	18,096,774	10,304,136	16,500,818	1,094,927
Net Assets ($)	1,297,406,817	1,009,442,535	984,748,603	250,563,287
Composition of Net Assets ($):
Paid-in capital	1,225,095,631	984,549,436	930,977,316	261,339,578
Total distributable earnings (loss)	72,311,186	24,893,099	53,771,287	(10,776,291)
Net Assets ($)	1,297,406,817	1,009,442,535	984,748,603	250,563,287
† Investments at cost ($)
Unaffiliated issuers	1,205,570,539	964,494,359	898,676,317	245,891,953
Affiliated issuers	25,184,605	8,460,640	19,471,361	447,700
†† Value of securities on loan ($)	33,440,289	21,251,327	9,701,203	-
Net Asset Value Per Share
Class M
Net Assets ($)	1,288,266,224	1,001,957,691	978,645,683	249,321,979
Shares Outstanding	96,353,543	77,701,225	71,753,953	21,183,460
Net Asset Value Per Share ($)	13.37	12.90	13.64	11.77
Investor Shares
Net Assets ($)	9,140,593	7,484,844	6,102,920	1,241,308
Shares Outstanding	685,121	579,831	447,267	105,556
Net Asset Value Per Share ($)	13.34	12.91	13.64	11.76

See notes to financial statements.

33

STATEMENTS OF OPERATIONS

Six Months Ended February 29, 2020 (Unaudited)

	BNY Mellon Bond Fund	BNY Mellon Intermediate Bond Fund	BNY Mellon Corporate Bond Fund		BNY Mellon Short-Term U.S. Government Securities Fund
Investment Income ($):
Income:
Interest	18,164,186	12,471,985	17,961,875	†	2,895,545
Dividends:
Unaffiliated issuers	44,236	34,878	146,694		-
Affiliated issuers	109,808	47,133	131,385		15,604
Income from securities lending—Note 1(c)	32,604	11,678	12,707		89
Total Income	18,350,834	12,565,674	18,252,661		2,911,238
Expenses:
Investment advisory fee—Note 3(a)	2,463,887	1,964,131	1,865,523		444,658
Administration fee—Note 3(a)	749,758	597,752	567,651		154,690
Trustees’ fees and expenses—Note 3(c)	49,994	29,322	28,528		10,000
Professional fees	36,278	32,515	22,669		18,994
Registration fees	23,335	20,392	30,188		20,942
Loan commitment fees—Note 2	22,536	12,501	11,661		4,788
Shareholder servicing costs—Note 3(b)	12,053	8,505	6,204		2,076
Custodian fees—Note 3(b)	11,493	7,938	7,226		7,483
Chief Compliance Officer fees—Note 3(b)	6,661	6,661	6,661		6,661
Prospectus and shareholders’ reports	6,453	1,794	4,575		5,772
Miscellaneous	30,155	24,449	20,358		25,551
Total Expenses	3,412,603	2,705,960	2,571,244		701,615
Investment Income—Net	14,938,231	9,859,714	15,681,417		2,209,623
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	11,580,564	3,271,699	3,159,210		534,640
Net change in unrealized appreciation (depreciation) on investments	13,774,477	10,862,321	18,041,911		1,460,371
Net Realized and Unrealized Gain (Loss) on Investments	25,355,041	14,134,020	21,201,121		1,995,011
Net Increase in Net Assets Resulting from Operations	40,293,272	23,993,734	36,882,538		4,204,634
† Net of foreign taxes withheld at source ($)	-	-	3,500		-

See notes to financial statements.

34

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Bond Fund		BNY Mellon Intermediate Bond Fund
	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Operations ($):
Investment income—net	14,938,231	29,921,317	9,859,714	19,806,096
Net realized gain (loss) on investments	11,580,564	4,164,045	3,271,699	(23,544)
Net change in unrealized appreciation (depreciation) on investments	13,774,477	72,423,132	10,862,321	36,833,553
Net Increase (Decrease) in Net Assets Resulting from Operations	40,293,272	106,508,494	23,993,734	56,616,105
Distributions ($):
Distributions to shareholders:
Class M	(17,149,482)	(32,363,736)	(10,228,833)	(20,626,695)
Investor Shares	(123,844)	(183,711)	(60,834)	(105,175)
Total Distributions	(17,273,326)	(32,547,447)	(10,289,667)	(20,731,870)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	119,296,464	331,405,642	76,352,134	309,259,984
Investor Shares	9,256,894	12,797,348	6,853,730	10,100,720
Distributions reinvested:
Class M	2,928,891	5,732,624	2,091,899	4,351,073
Investor Shares	106,888	163,417	47,731	87,857
Cost of shares redeemed:
Class M	(77,143,239)	(193,135,213)	(75,369,411)	(197,964,592)
Investor Shares	(9,117,668)	(11,709,211)	(5,742,897)	(9,924,253)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	45,328,230	145,254,607	4,233,186	115,910,789
Total Increase (Decrease) in Net Assets	68,348,176	219,215,654	17,937,253	151,795,024
Net Assets ($):
Beginning of Period	1,229,058,641	1,009,842,987	991,505,282	839,710,258
End of Period	1,297,406,817	1,229,058,641	1,009,442,535	991,505,282
Capital Share Transactions (Shares):
Class Ma
Shares sold	9,148,027	26,579,240	6,011,318	25,089,497
Shares issued for distributions reinvested	223,766	458,444	164,442	350,519
Shares redeemed	(5,908,910)	(15,551,059)	(5,933,491)	(16,026,052)
Net Increase (Decrease) in Shares Outstanding	3,462,883	11,486,625	242,269	9,413,964
Investor Shares[a]
Shares sold	712,669	1,010,811	538,677	807,851
Shares issued for distributions reinvested	8,186	13,102	3,745	7,078
Shares redeemed	(699,283)	(925,491)	(451,542)	(795,357)
Net Increase (Decrease) in Shares Outstanding	21,572	98,422	90,880	19,572

[a]During the period ended February 29, 2020, 665,573 Class M Shares representing $8,659,728 were exchanged for 667,118 Investor Shares for BNY Mellon Bond Fund and 534,938 Class M Shares representing $6,800,728 were exchanged for 534,493 Investor Shares for BNY Mellon Intermediate Bond Fund and during the period ended August 31, 2019, 1,005,564 Class M Shares representing $12,763,456 were exchanged for 1,008,116 Investor Shares for BNY Mellon Bond Fund and 810,821 Class M Shares representing $10,130,312 were exchanged for 810,289 Investor Shares for BNY Mellon Intermediate Bond Fund.

See notes to financial statements.

35

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Corporate Bond Fund		BNY Mellon Short-Term U.S. Government Securities Fund
	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Operations ($):
Investment income—net	15,681,417	29,489,091	2,209,623	4,334,950
Net realized gain (loss) on investments	3,159,210	(696,283)	534,640	(256,311)
Net change in unrealized appreciation (depreciation) on investments	18,041,911	56,169,978	1,460,371	4,650,787
Net Increase (Decrease) in Net Assets Resulting from Operations	36,882,538	84,962,786	4,204,634	8,729,426
Distributions ($):
Distributions to shareholders:
Class M	(16,809,418)	(30,561,472)	(2,693,579)	(4,742,075)
Investor Shares	(87,757)	(88,215)	(15,263)	(23,100)
Total Distributions	(16,897,175)	(30,649,687)	(2,708,842)	(4,765,175)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	106,067,897	290,340,609	31,566,700	159,178,787
Investor Shares	10,329,147	4,012,252	1,302,235	1,975,981
Distributions reinvested:
Class M	4,113,551	8,085,245	605,734	1,136,218
Investor Shares	49,870	51,068	14,640	20,280
Cost of shares redeemed:
Class M	(58,809,815)	(221,651,420)	(40,106,962)	(99,005,006)
Investor Shares	(7,113,323)	(4,077,876)	(1,808,747)	(1,786,082)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	54,637,327	76,759,878	(8,426,400)	61,520,178
Total Increase (Decrease) in Net Assets	74,622,690	131,072,977	(6,930,608)	65,484,429
Net Assets ($):
Beginning of Period	910,125,913	779,052,936	257,493,895	192,009,466
End of Period	984,748,603	910,125,913	250,563,287	257,493,895
Capital Share Transactions (Shares):
Class Ma
Shares sold	7,930,701	22,996,881	2,704,511	13,788,706
Shares issued for distributions reinvested	306,908	637,269	51,876	98,202
Shares redeemed	(4,389,562)	(17,734,127)	(3,437,031)	(8,562,362)
Net Increase (Decrease) in Shares Outstanding	3,848,047	5,900,023	(680,644)	5,324,546
Investor Shares[a]
Shares sold	769,409	317,130	111,723	170,546
Shares issued for distributions reinvested	3,718	4,037	1,255	1,754
Shares redeemed	(527,278)	(325,149)	(155,219)	(154,429)
Net Increase (Decrease) in Shares Outstanding	245,849	(3,982)	(42,241)	17,871

[a]During the period ended February 29, 2020, 763,804 Class M Shares representing $10,251,664 were exchanged for 763,600 Investor Shares for BNY Mellon Corporate Bond Fund and 103,919 Class M Shares representing $1,212,660 were exchanged for 104,034 Investor Shares for BNY Mellon Short-Term U.S. Government Securities Fund and during the period ended August 31, 2019, 292,673 Class M Shares representing $3,697,713 were exchanged for 292,567 Investor Shares for BNY Mellon Corporate Bond Fund and 160,577 Class M Shares representing $1,862,761 were exchanged for 160,810 Investor Shares for BNY Mellon Short-Term U.S. Government Securities Fund.

See notes to financial statements.

36

IGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

		Class M Shares
	Six Months Ended February 29, 2020	Year Ended August 31,
BNY Mellon Bond Fund	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	13.14	12.32	12.82	13.11	12.74	13.00
Investment Operations:
Investment income—net [a]	.16	.35	.34	.32	.31	.29
Net realized and unrealized gain (loss) on investments	.25	.84	(.48)	(.21)	.42	(.18)
Total from Investment Operations	.41	1.19	(.14)	.11	.73	.11
Distributions:
Dividends from investment income—net	(.18)	(.37)	(.36)	(.37)	(.36)	(.34)
Dividends from net realized gain on investments	-	-	-	(.03)	-	(.03)
Total Distributions	(.18)	(.37)	(.36)	(.40)	(.36)	(.37)
Net asset value, end of period	13.37	13.14	12.32	12.82	13.11	12.74
Total Return (%)	3.18[b]	9.89	(1.10)	.87	5.82	.87
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55[c]	.55	.55	.56	.56	.55
Ratio of net expenses to average net assets	.55[c]	.55	.55	.56	.56	.55
Ratio of net investment income to average net assets	2.43[c]	2.77	2.70	2.50	2.38	2.21
Portfolio Turnover Rate	47.99[b]	79.56	47.36	72.85	72.21	59.94
Net Assets, end of period ($ x 1,000)	1,288,266	1,220,362	1,002,899	1,001,290	1,030,685	1,010,387

a  Based on average shares outstanding.
b  Not annualized.
c  Annualized.
See notes to financial statements.

37

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
	Six Months Ended February 29, 2020	Year Ended August 31,
BNY Mellon Bond Fund	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	13.11	12.29	12.79	13.08	12.71	12.97
Investment Operations:
Investment income—net [a]	.15	.32	.31	.28	.27	.26
Net realized and unrealized gain (loss) on investments	.24	.84	(.48)	(.21)	.43	(.18)
Total from Investment Operations	.39	1.16	(.17)	.07	.70	.08
Distributions:
Dividends from investment income—net	(.16)	(.34)	(.33)	(.33)	(.33)	(.31)
Dividends from net realized gain on investments	-	-	-	(.03)	-	(.03)
Total Distributions	(.16)	(.34)	(.33)	(.36)	(.33)	(.34)
Net asset value, end of period	13.34	13.11	12.29	12.79	13.08	12.71
Total Return (%)	3.04[b]	9.60	(1.35)	.63	5.55	.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80[c]	.80	.80	.81	.81	.80
Ratio of net expenses to average net assets	.80[c]	.80	.80	.81	.81	.80
Ratio of net investment income to average net assets	2.20[c]	2.47	2.46	2.24	2.14	1.95
Portfolio Turnover Rate	47.99[b]	79.56	47.36	72.85	72.21	59.94
Net Assets, end of period ($ x 1,000)	9,141	8,697	6,944	9,613	9,619	8,221

a  Based on average shares outstanding.
b  Not annualized.
c  Annualized.
See notes to financial statements.

38

		Class M Shares
	Six Months Ended February 29, 2020	Year Ended August 31,
BNY Mellon Intermediate Bond Fund	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.72	12.26	12.60	12.74	12.55	12.75
Investment Operations:
Investment income—net [a]	.13	.27	.25	.22	.20	.19
Net realized and unrealized gain (loss) on investments	.18	.47	(.32)	(.10)	.25	(.15)
Total from Investment Operations	.31	.74	(.07)	.12	.45	.04
Distributions:
Dividends from investment income—net	(.13)	(.28)	(.27)	(.26)	(.26)	(.24)
Dividends from net realized gain on investments	-	-	-	-	-	-
Total Distributions	(.13)	(.28)	(.27)	(.26)	(.26)	(.24)
Net asset value, end of period	12.90	12.72	12.26	12.60	12.74	12.55
Total Return (%)	2.48[b]	6.09	(.58)	1.01	3.60	.39
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55[c]	.55	.55	.56	.56	.55
Ratio of net expenses to average net assets	.55[c]	.55	.55	.56	.56	.55
Ratio of net investment income to average net assets	2.01[c]	2.15	2.03	1.77	1.61	1.46
Portfolio Turnover Rate	20.79[b]	33.30	28.92	48.97	32.99	50.80
Net Assets, end of period ($ x 1,000)	1,001,958	985,280	833,954	838,741	869,419	877,322

a  Based on average shares outstanding.
b  Not annualized.
c  Annualized.
See notes to financial statements.

39

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
	Six Months Ended February 29, 2020	Year Ended August 31,
BNY Mellon Intermediate Bond Fund	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.73	12.26	12.60	12.74	12.56	12.75
Investment Operations:
Investment income—net [a]	.11	.23	.22	.19	.17	.15
Net realized and unrealized gain (loss) on investments	.19	.48	(.33)	(.10)	.24	(.13)
Total from Investment Operations	.30	.71	(.11)	.09	.41	.02
Distributions:
Dividends from investment income—net	(.12)	(.24)	(.23)	(.23)	(.23)	(.21)
Dividends from net realized gain on investments	-	-	-	-	-	-
Total Distributions	(.12)	(.24)	(.23)	(.23)	(.23)	(.21)
Net asset value, end of period	12.91	12.73	12.26	12.60	12.74	12.56
Total Return (%)	2.33[b]	5.88	(.84)	.75	3.26	.14
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80[c]	.80	.80	.81	.81	.80
Ratio of net expenses to average net assets	.80[c]	.80	.80	.81	.81	.80
Ratio of net investment income to average net assets	1.74[c]	1.88	1.78	1.52	1.36	1.21
Portfolio Turnover Rate	20.79[b]	33.30	28.92	48.97	32.99	50.80
Net Assets, end of period ($ x 1,000)	7,485	6,225	5,756	7,563	8,247	7,468

a  Based on average shares outstanding.
b  Not annualized.
c  Annualized.
See notes to financial statements.

40

		Class M Shares
	Six Months Ended February 29, 2020	Year Ended August 31,
BNY Mellon Corporate Bond Fund	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	13.36	12.52	13.06	13.07	12.59	12.96
Investment Operations:
Investment income—net [a]	.22	.46	.44	.42	.39	.35
Net realized and unrealized gain (loss) on investments	.30	.86	(.50)	.05	.54	(.31)
Total from Investment Operations	.52	1.32	(.06)	.47	.93	.04
Distributions:
Dividends from investment income—net	(.24)	(.48)	(.48)	(.48)	(.45)	(.41)
Net asset value, end of period	13.64	13.36	12.52	13.06	13.07	12.59
Total Return (%)	3.95[b]	10.81	(.48)	3.67	7.55	.31
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55[c]	.56	.55	.56	.56	.56
Ratio of net expenses to average net assets	.55[c]	.56	.55	.56	.56	.56
Ratio of net investment income to average net assets	3.36[c]	3.65	3.43	3.29	3.10	2.71
Portfolio Turnover Rate	12.28[b]	30.95	33.36	33.05	34.99	34.56
Net Assets, end of period ($ x 1,000)	978,646	907,433	776,480	784,237	850,017	786,085

a  Based on average shares outstanding.
b  Not annualized.
c  Annualized.
See notes to financial statements.

41

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
	Six Months Ended February 29, 2020	Year Ended August 31,
BNY Mellon Corporate Bond Fund	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	13.37	12.53	13.07	13.07	12.59	12.96
Investment Operations:
Investment income—net [a]	.22	.43	.37	.42	.35	.33
Net realized and unrealized gain (loss) on investments	.27	.85	(.46)	.03	.55	(.32)
Total from Investment Operations	.49	1.28	(.09)	.45	.90	.01
Distributions:
Dividends from investment income—net	(.22)	(.44)	(.45)	(.45)	(.42)	(.38)
Net asset value, end of period	13.64	13.37	12.53	13.07	13.07	12.59
Total Return (%)	3.81[b]	10.50	(.72)	3.53	7.29	.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80[c]	.81	.80	.81	.81	.81
Ratio of net expenses to average net assets	.80[c]	.81	.80	.81	.81	.81
Ratio of net investment income to average net assets	3.08[c]	3.41	3.06	3.02	2.83	2.46
Portfolio Turnover Rate	12.28[b]	30.95	33.36	33.05	34.99	34.56
Net Assets, end of period ($ x 1,000)	6,103	2,693	2,573	2,807	1,793	5,315

a  Based on average shares outstanding.
b  Not annualized.
c  Annualized.
See notes to financial statements.

42

		Class M Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon Short-Term U.S. Government Securities Fund	February 29, 2020 (Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	11.70	11.52	11.72	11.81	11.84	11.95
Investment Operations:
Investment income—net [a]	.10	.21	.14	.08	.04	.06
Net realized and unrealized gain (loss) on investments	.09	.20	(.18)	(.05)	.05	(.02)
Total from Investment Operations	.19	.41	(.04)	.03	.09	.04
Distributions:
Dividends from investment income—net	(.12)	(.23)	(.16)	(.12)	(.12)	(.15)
Net asset value, end of period	11.77	11.70	11.52	11.72	11.81	11.84
Total Return (%)	1.67[b]	3.61	(.36)	.26	.77	.31
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55[c]	.55	.56	.55	.55	.54
Ratio of net expenses to average net assets	.55[c]	.55	.56	.55	.55	.54
Ratio of net investment income to average net assets	1.74[c]	1.84	1.20	.68	.37	.47
Portfolio Turnover Rate	34.13[b]	119.53	61.04	65.98	100.46	105.49
Net Assets, end of period ($ x 1,000)	249,322	255,767	190,515	172,603	214,754	195,648

a  Based on average shares outstanding.
b  Not annualized.
c  Annualized.
See notes to financial statements.

43

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon Short-Term U.S. Government Securities Fund	February 29, 2020 (Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	11.68	11.50	11.71	11.79	11.82	11.93
Investment Operations:
Investment income—net [a]	.09	.18	.11	.05	.01	.03
Net realized and unrealized gain (loss) on investments	.10	.20	(.19)	(.04)	.05	(.02)
Total from Investment Operations	.19	.38	(.08)	.01	.06	.01
Distributions:
Dividends from investment income—net	(11)	(.20)	(.13)	(.09)	(.09)	(.12)
Net asset value, end of period	11.76	11.68	11.50	11.71	11.79	11.82
Total Return (%)	1.61[b]	3.31	(.69)	.10	.51	.07
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80[c]	.80	.81	.80	.80	.79
Ratio of net expenses to average net assets	.80[c]	.80	.81	.80	.80	.79
Ratio of net investment income to average net assets	1.54[c]	1.54	.92	.43	.12	.22
Portfolio Turnover Rate	34.13[b]	119.53	61.04	65.98	100.46	105.49
Net Assets, end of period ($ x 1,000)	1,241	1,727	1,494	1,753	1,906	1,576

a  Based on average shares outstanding.
b  Not annualized.
c  Annualized.
See notes to financial statements.

44

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-three series, including the following diversified funds: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Corporate Bond Fund seek total return (consisting of capital appreciation and current income). BNY Mellon Short-Term U.S. Government Securities Fund seeks to provide as high a level of current income as is consistent with the preservation of capital.

BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain administrative services. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Each class of shares has identical rights and privileges, except with respect to the Shareholder Service Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

45

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each relevant fund: Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Table 1 summarizes the inputs used as of February 29, 2020 in valuing each fund’s investments:

(b) Foreign Taxes: Each relevant fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the funds invest. These foreign taxes, if any, are paid by the funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of February 29, 2020, if any, are disclosed in the funds’ Statements of Assets and Liabilities.

46

Table 1—Fair Value Measurements
	Investments in Securities†
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3—Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Bond Fund
Commercial Mortgage-Backed	-	-	18,483,785	-	-	-	18,483,785
Corporate Bonds	-	-	455,755,713	-	-	-	455,755,713
Equity Securities – Preferred Stocks	6,468,800	-	-	-	-	-	6,468,800
Foreign Governmental	-	-	8,009,393	-	-	-	8,009,393
Investment Companies	25,184,605	-	-	-	-	-	25,184,605
Municipal Securities	-	-	94,481,255	-	-	-	94,481,255
U.S. Government Agencies Mortgage-Backed	-	-	369,180,008	-	-	-	369,180,008
U.S. Treasury Securities	-	-	329,027,157	-	-	-	329,027,157
BNY Mellon Intermediate Bond Fund
Asset-Backed	-	-	188,305	-	-	-	188,305
Collateralized Municipal-Backed Securities	-	-	2,322,494	-	-	-	2,322,494
Corporate Bonds	-	-	417,895,874	-	-	-	417,895,874
Equity Securities – Preferred Stocks	5,100,400	-	-	-	-	-	5,100,400
Foreign Governmental	-	-	7,198,247	-	-	-	7,198,247
Investment Companies	8,460,640	-	-	-	-	-	8,460,640
Municipal Securities	-	-	47,979,688	-	-	-	47,979,688
U.S. Government Agencies	-	-	3,615,564	-	-	-	3,615,564
U.S. Government Agencies Mortgage-Backed	-	-	7,971,141	-	-	-	7,971,141
U.S. Treasury Securities	-	-	510,805,849	-	-	-	510,805,849
BNY Mellon Corporate Bond Fund
Corporate Bonds	-	-	909,470,817	-	-	-	909,470,817
Equity Securities - Preferred Stocks	11,012,000	-	-	-	-	-	11,012,000
Foreign Governmental	-	-	6,111,868	-	-	-	6,111,868
Investment Companies	19,471,361	-	-	-	-	-	19,471,361
Municipal Securities	-	-	43,845,753	-	-	-	43,845,753
BNY Mellon Short-Term U.S. Government Securities Fund
Collateralized Municipal-Backed Securities	-	-	53,290,342	-	-	-	53,290,342
Investment Companies	447,700	-	-	-	-	-	447,700
Municipal Securities	-	-	14,881,920	-	-	-	14,881,920
U.S. Government Agencies	-	-	2,000,052	-	-	-	2,000,052
U.S. Government Agencies Mortgage-Backed	-	-	140,086,997	-	-	-	140,086,997
U.S. Treasury Securities	-	-	39,001,134	-	-	-	39,001,134

† See Statement of Investments for additional detailed categorizations, if any.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

47

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a securities lending agreement with The Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the funds or credit the funds with the market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. Table 2 summarizes the amount The Bank of New York Mellon earned from each fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended February 29, 2020.

Table 2—Securities Lending Agreement

BNY Mellon Bond Fund	$ 6,246
BNY Mellon Intermediate Bond Fund	2,358
BNY Mellon Corporate Bond Fund	2,502
BNY Mellon Short-Term U.S. Government Securities Fund	16

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are defined as “affiliated” under the Act.

(e) Risk: The funds invest primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering each fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(f) Dividends and distributions to shareholders: Dividends and distributions payable to shareholders are recorded by each fund on the ex-dividend date. The funds normally declare and pay dividends from investment income-net monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended February 29, 2020, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended February 29, 2020, the funds did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

Table 3 summarizes each relevant fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, realized subsequent to August 31, 2019.

Table 4 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2019. The tax character of current year distributions will be determined at the end of the current fiscal year.

48

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Table 3—Capital Loss Carryover
	Short-Term Losses($)	† Long-Term Losses($)
			† Total($)
BNY Mellon Bond Fund	6,223,682	4,173,765	10,397,447
BNY Mellon Intermediate Bond Fund	5,188,194	8,515,912	13,704,106
BNY Mellon Corporate Bond Fund	4,219,604	13,095,008	17,314,612
BNY Mellon Short-Term U.S. Government Securities Fund	7,455,863	7,050,118	14,505,981

† Short-term and long-term capital losses which can be carried forward for an unlimited period.

Table 4—Tax Character of Distributions Paid

2019
Ordinary Income ($)
BNY Mellon Bond Fund	32,547,447
BNY Mellon Intermediate Bond Fund	20,731,870
BNY Mellon Corporate Bond Fund	30,649,687
BNY Mellon Short-Term U.S. Government Securities Fund	4,765,175

NOTE 2—Bank Lines of Credit:

The funds participate with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the funds, and (ii) Tranche B is in amount equal to $200 million and is available only to the BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 29, 2020, the funds did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .40% of BNY Mellon Bond Fund, .40% of BNY Mellon Intermediate Bond Fund, .40% of BNY Mellon Corporate Bond Fund and .35% of BNY Mellon Short-Term U.S. Government Securities Fund.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion      .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 5 summarizes the amounts Investor shares were charged during the period ended February 29, 2020, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

49

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 5—Shareholder Services Plan Fees

BNY Mellon Bond Fund	$ 12,004
BNY Mellon Intermediate Bond Fund	8,424
BNY Mellon Corporate Bond Fund	6,196
BNY Mellon Short-Term U.S. Government Securities Fund	2,060

The funds have an arrangement with the transfer agent whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the funds include net earnings credits, if any, as expense offsets in the Statements of Operations.

The funds have an arrangement with the custodian whereby the funds will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the funds include this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 6 summarizes the amount each fund was charged during the period ended February 29, 2020 pursuant to the custody agreement.

Table 6—Custody Agreement Fees

BNY Mellon Bond Fund	$ 11,493
BNY Mellon Intermediate Bond Fund	7,938
BNY Mellon Corporate Bond Fund	7,226
BNY Mellon Short-Term U.S. Government Securities Fund	7,483

Each fund compensates The Bank of New York Mellon under a shareholder redemptions draft processing agreement for providing certain services related to the funds’ check writing privilege. Table 7 summarizes the amount each fund was charged during the period ended February 29, 2020 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations.

Table 7—The Bank of New York Mellon Cash Management Fees

BNY Mellon Bond Fund	$ 20
BNY Mellon Intermediate Bond Fund	49
BNY Mellon Corporate Bond Fund	4
BNY Mellon Short-Term U.S. Government Securities Fund	9

During the period ended February 29, 2020, each fund was charged $6,661 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statements of Operations.

Table 8 summarizes the components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 9 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities during the period ended February 29, 2020.

Table 10 summarizes gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at February 29, 2020.

At February 29, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

NOTE 5—Subsequent Event:

The post period-end coronavirus outbreak is impacting the global economy and the market environment. The final impact of the coronavirus outbreak on the investments of the Trust is hard to predict. Considering post period-end market conditions, however, the carrying values retained for the investments in the financial statements may differ significantly from the current values of the investments.

50

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Table 8—Due to BNY Mellon Investment Adviser, Inc. and Affiliates
	Investment Advisory Fees ($)	Administration Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	The Bank of New York Mellon Cash Management Fees ($)	Chief Compliance Officer Fees ($)
BNY Mellon Bond Fund	406,325	120,003	1,797	7,597	23	2,219
BNY Mellon Intermediate Bond Fund	317,446	97,761	1,358	5,200	20	2,219
BNY Mellon Corporate Bond Fund	310,913	91,839	1,203	4,800	10	2,219
BNY Mellon Short-Term U.S. Government Securities Fund	69,546	23,482	234	4,777	8	2,219

Table 9—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon Bond Fund	631,888,605	591,479,702
BNY Mellon Intermediate Bond Fund	212,034,332	203,525,800
BNY Mellon Corporate Bond Fund	168,639,909	112,936,905
BNY Mellon Short-Term U.S. Government Securities Fund	86,523,870	94,751,597

Table 10—Accumulated Net Unrealized Appreciation (Depreciation)
	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon Bond Fund	77,110,489	1,274,917	75,835,572
BNY Mellon Intermediate Bond Fund	39,689,808	1,106,605	38,583,203
BNY Mellon Corporate Bond Fund	73,214,770	1,450,649	71,764,121
BNY Mellon Short-Term U.S. Government Securities Fund	3,484,705	116,213	3,368,492

51

For More Information

The BNY Mellon Funds

c/o BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Administrator
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Sub-Administrator
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:
BNY Mellon Bond Fund	Class M: MPBFX	Investor: MIBDX
BNY Mellon Intermediate Bond Fund	Class M: MPIBX	Investor: MIIDX
BNY Mellon Corporate Bond Fund	Class M: BYMMX	Investor: BYMIX
BNY Mellon Short-Term U.S. Government Securities Fund	Class M: MPSUX	Investor: MISTX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services. Individual Account holders, please call BNY Mellon Investment Advisers at 1-800-373-9387.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.bnymellonim.com/us and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation	MFTSA0220-TB

The BNY Mellon Funds

BNY Mellon Government Money Market Fund
BNY Mellon National Municipal Money Market Fund

SEMIANNUAL REPORT February 29, 2020

Contents

T H E F U N D S

F O R  M O R E  I N F O R M AT I O N

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for the respective funds of the BNY Mellon Funds Trust, covering the six-month period from September 1, 2019 through February 29, 2020. For information about how the funds performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last several months of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations during September and October 2019. Despite periodic investor concern regarding trade relations with China and global growth rates, the rally continued through the end of the calendar year, supported in part by a December announcement from President Trump that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of 2019. However, the euphoria was short-lived, as concerns over the spread of the Coronavirus roiled markets in January and late February, leading to a significant dip in equity valuations at the end of the reporting period.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor perception of future economic growth prospects. The Fed cut rates in September and October 2019, for a total 50 basis point reduction in the federal funds rate during the reporting period. Rates across much of the Treasury curve increased during the month of November, and the long end of the curve rose in December as investors anticipated improvements to global economic growth rates in the coming year. However, concerns regarding the spread of the Coronavirus and the resulting economic constraints caused rates throughout the intermediate- and long-dated portions of the curve to fall during January and February of 2020.

As always, we will monitor relevant data for any signs of a change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Sincerely,

Patrick T. Crowe
President
BNY Mellon Funds Trust

March 16, 2020

3

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2019 through February 29, 2020, as provided by Patricia A. Larkin, Senior Portfolio Manager

Market and Fund Performance Overview

For the six-month period ended February 29, 2020, BNY Mellon Government Money Market Fund’s Class M shares produced an annualized yield of 1.51%, and its Investor shares produced an annualized yield of 1.26%. Taking into account the effects of compounding, the fund’s Class M shares and Investor shares produced annualized effective yields of 1.52% and 1.27%, respectively.1

Yields of money market instruments moved lower over the reporting period, and the Federal Reserve Board (the “Fed”) shifted its interest rate policy and implemented two reductions in the federal funds target rate amid concerns about weaker economic growth. The possible impact of the coronavirus on the economy prompted two more reductions shortly after the end of the reporting period.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The fund pursues its investment objective by investing only in government securities (i.e., securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, including those with floating or variable rates of interest), repurchase agreements collateralized solely by government securities and/or cash, and cash. The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

The fund is a “government money market fund,” as that term is defined in Rule 2a-7, and as such is required to invest at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by government securities and/or cash, and cash. The fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in government securities and repurchase agreements collateralized solely by government securities (i.e., under normal circumstances, the fund will not invest more than 20% of its net assets in cash and/or repurchase agreements collateralized by cash). The securities in which the fund invests include those backed by the full faith and credit of the U.S. government, which include U.S. Treasury securities as well as securities issued by certain agencies of the U.S. government, and those that are neither insured nor guaranteed by the U.S. government.

Federal Reserve Cuts Interest Rates to Counter Possible Slowdown

At the beginning of the reporting period, the global economy showed signs of slowing, and by the end of the period, concerns about the pace of U.S. growth had prompted the Fed to cut the federal funds rate three times, bringing it to a range of 1.50% – 1.75%.

As global growth became sluggish midway through the reporting period, the Fed began to implement rate reductions. Major central banks also favored more dovish policies, with the Bank of Japan remaining accommodative and the European Central Bank reducing short-term interest rates and reimplementing quantitative easing. These actions, combined with added stimulus in China, resulted in signs of economic improvement. Geopolitical concerns also waned somewhat, as the election in the UK resolved the Brexit issue, and trade tensions between the U.S. and China eased with the December 2019 announcement of a “Phase One” trade deal.

The U.S. economy remained strong relative to other developed markets but slowed versus 2018. Gross domestic product grew by 2.0% in the second quarter of 2019, 2.1% in the third quarter and 2.1% in the fourth quarter. For the full year 2019, growth came to 2.3%, according to initial estimates. This followed a growth rate of 2.9% for full-year 2018.

The labor market remained strong throughout the six-month reporting period. Job creation averaged 231,000, up from the previous six-month reporting 145,000. The unemployment rate stayed steady, remaining at 3.6% or lower, and wage growth continued to be relatively strong, remaining at or above 3.0%, year-over-year, during the reporting period.

Despite steady economic growth, a strong labor market and rising wages, inflation remained subdued. The Core Personal Consumption Expenditure (PCE) Index, which excludes volatile food and energy prices, stayed below the Fed’s 2.0% target until the third quarter of 2019. As prospects brightened for an interim U.S.-China trade agreement, and the Fed cut interest rates, fears of a growth slowdown eased, economic data became more positive, and the core PCE index hit 2.1%, the highest since the first quarter of 2018. However, inflation subsided in the fourth quarter, with the PCE declining to 1.2%.

The Fed Takes Additional Actions

The Fed continued to cut the federal funds rate during the reporting period, implementing reductions in September and October 2019. As rates have fallen, we have managed the fund with the expectation of additional possible cuts. Shortly after the reporting period, the Fed took some emergency measures in response to the coronavirus, including two rate cuts, bringing the federal funds rate to 0.00-0.25%. As always, we have retained our longstanding focus on quality and liquidity.

March 16, 2020

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate.

You could lose money by investing in a money market fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Although the fund’s board has no current intention to impose a fee upon the sale of shares or temporarily suspend redemptions if the fund’s liquidity falls below certain levels, the board reserves the ability to do so after providing at least 60 days’ prior written notice to shareholders.

4

For the period from September 1, 2019 through February 29, 2020, as provided by Joseph Irace, Senior Portfolio Manager

Market and Fund Performance Overview

For the six-month period ended February 29, 2020, BNY Mellon National Municipal Money Market Fund’s Class M shares produced an annualized yield of 0.97%, and Investor shares produced an annualized yield of 0.72%. Taking into account the effects of compounding, the fund’s Class M and Investor shares also produced annualized effective yields of 0.98% and 0.72%, respectively.1

Yields of municipal money market instruments generally fell during the reporting period, as the Federal Reserve Board (the “Fed”) implemented three reductions in the federal funds rate. Supply-and-demand dynamics in the municipal securities market also contributed to the performance of tax-exempt, money market instruments. Shortly after the end of the reporting period, the Fed implemented two emergency cuts to the federal funds rate in response to concerns about the effect of the coronavirus, bringing the target rate to 0.00-0.25%.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. To pursue its goal, the fund normally invests at least 80% of its net assets in short-term, high-quality municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases. The fund reserves the right to invest up to 20% of total assets in taxable money market securities, such as U.S. government obligations, U.S. and foreign bank and corporate obligations- and commercial paper. The fund also may invest in custodial receipts.

The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

Coronavirus Concerns and Strong Demand Pushed Yields Lower

Although the Fed raised the federal funds rate in December 2018 and indicated it would be cautious about future rate reductions, concerns about the global economy led to three, quarter-point cuts during the reporting period, beginning in July 2019. Shortly after the end of the reporting period, the Fed implemented an emergency cut to the federal funds rate of 50 basis points in response to concerns about the effect of the coronavirus. It followed this up with a cut of 100 basis points on March 16, 2020, bringing the target rate to 0.00-0.25%.

Assets in tax-free money market funds seesawed during the period. Variable-rate demand notes (“VRDN”), which are highly liquid, are used to meet redemptions and to react to changes in the federal funds rate. For example, outflows from tax-free money market funds were strong in April 2019, as investors used redemptions to meet tax obligations. But inflows rebounded in May 2019, helping to push rates on VRDNs lower. Assets stabilized later in the reporting period, and in the first two months of 2020, they remained range-bound.

In addition to responding to robust demand for tax-free, fixed-income securities, municipal money market yields also declined in response to reductions in the federal funds rate and to declines in Treasury yields. The Securities Industry and Financial Markets Association (“SIFMA”) Index reached a high of 2.30% in April 2019, as fund outflows increased, and declined toward the end of the reporting period, as demand strengthened, and as reinvestment cash entered the market. (The SIFMA Index is a weekly, high-grade index produced by Bloomberg LP and comprised of seven-day, tax-exempt VRDNs.) The decline in Treasury yields flattened the yield curve during the reporting period, due to strong demand for the safety and yields offered by longer-term Treasuries. This made the rate on VRDNs attractive versus fixed rate notes, stimulating demand, which then brought rates on VRDNs down. The SIFMA Index averaged 1.37% during the reporting period, down from 1.71% at the end of 2018.

Yields on longer-dated, tax-exempt money market instruments also declined. While the one-year yield on the Municipal Market Analytics yield curve was 2.00% at the end of 2018, it fell to 1.12% by the end of 2019 and to below 1.00% by the end of the reporting period.

States began the period in healthy fiscal condition. Despite some early concerns about personal income tax collection in 2019, especially in high-tax states such as California, many states met or exceeded their revenue expectations during this period. Better-than-expected tax collections enabled many states to increase their “rainy day” funds. However, concerns remain about infrastructure needs, underfunded pension and retiree health care liabilities, and Medicaid spending pressures.

Their healthy fiscal condition enabled states to target a number of spending priorities during the period, including augmenting reserves, increasing teacher salaries, funding pension liabilities and meeting infrastructure needs. States and municipalities continued to await progress on a federal infrastructure program, but in the meantime, they considered hikes in state gas taxes to fund serious needs.

Maintaining a Prudent Investment Posture

Officials at the Fed are closely monitoring developments related to the coronavirus and the implications for the economic outlook, and they will use their tools to support the economy. In an environment in which the Fed has sharply reduced short-term interest rates, and the Treasury yield curve has flattened, with shorter maturities yielding nearly as much as longer maturities, most municipal money market funds have maintained short weighted-average maturities. Our funds were no exception, enabling them to capture relatively attractive yields potentially with less risk than the risk associated with longer-dated issues.

We have continued to identify what we believe to be low credit-risk opportunities among certain state general obligation bonds, essential service revenue bonds issued by water, sewer and electric enterprises, select local credits with strong financial positions and stable tax bases, and various health care and education issuers.

March 16, 2020

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate.

You could lose money by investing in a money market fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Short-term corporate, asset-backed-securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more nationally recognized statistical rating organizations (or unrated, if deemed of comparable quality by BNY Mellon Investment Adviser, Inc.), involve credit and liquidity risks and risk of principal loss.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from September 1, 2019 to February 29, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended February 29, 2020
	Class M	Investor Shares
BNY Mellon Government Money Market Fund
Expenses paid per $1,000†	$1.50	$2.74
Ending value (after expenses)	$1,007.50	$1,006.30
Annualized expense ratio (%)	.30	.55
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$1.50	$2.74
Ending value (after expenses)	$1,004.80	$1,003.60
Annualized expense ratio (%)	.30	.55

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended February 29, 2020
	Class M	Investor Shares
BNY Mellon Government Money Market Fund
Expenses paid per $1,000†	$1.51	$2.77
Ending value (after expenses)	$1,023.37	$1,022.13
Annualized expense ratio (%)	.30	.55
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$1.51	$2.77
Ending value (after expenses)	$1,023.37	$1,022.13
Annualized expense ratio (%)	.30	.55

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

February 29, 2020 (Unaudited)

BNY Mellon Government Money Market Fund
U.S. Government Agencies - 41.1%	Annualized Yield (%)	Principal Amount ($)		Value ($)
Federal Home Loan Banks:
3/2/2020, 3 Month SOFR +.07%	1.65	25,000,000	[a]	25,000,000
2/29/2020, 3 Month SOFR +.07%	1.67	10,000,000	[a]	10,000,000
3/2/2020, 3 Month SOFR +.08%	1.66	25,000,000	[a]	25,000,000
3/2/2020, 3 Month SOFR +.04%	1.62	25,000,000	[a]	25,000,000
3/20/2020	1.61	25,000,000	[b]	24,979,087
4/3/2020	1.59	20,000,000	[b]	19,971,217
4/17/2020	1.60	25,000,000	[b]	24,948,691
4/24/2020	1.59	50,000,000	[b]	49,882,625
Total U.S. Government Agencies (cost $204,781,620)				204,781,620
U.S. Treasury Bills - 20.0%
3/19/2020	1.90	50,000,000	[b]	49,953,250
4/30/2020	1.56	50,000,000	[b]	49,872,500
Total U.S. Treasury Bills (cost $99,825,750)				99,825,750
U.S. Treasury Notes - 8.1%
11/30/2020 (cost $40,340,585)	2.75	40,000,000		40,340,585
U.S. Treasury Floating Rate Notes - 14.1%
3/3/2020, 3 Month U.S. T-BILL +.04%	1.55	15,000,000	[a]	14,999,697
3/3/2020, 3 Month U.S. T-BILL +.05%	1.56	25,000,000	[a]	25,000,753
3/3/2020, 3 Month U.S. T-BILL +.12%	1.63	5,000,000	[a]	4,999,938
3/3/2020, 3 Month U.S. T-BILL +.14%	1.65	25,000,000	[a]	25,001,845
Total U.S. Treasury Floating Rate Notes (cost $70,002,233)				70,002,233
Repurchase Agreements - 14.1%
ABN Amro Bank , Tri-Party Agreement thru BNY Mellon, dated 2/28/2020, due at 3/2/2020 in the amount of $20,002,650 (fully collateralized by: original par of $19,476,450, U.S. Treasuries (including strips), 1.13%-3.13%, due 11/15/20-11/15/46, valued at $20,400,001)	1.59	20,000,000		20,000,000
BNP Paribas , Tri-Party Agreement thru BNY Mellon, dated 2/28/2020, due at 3/2/2020 in the amount of $50,006,625 (fully collateralized by: original par of $55,621,710, U.S. Treasuries (including strips), 0.00%-6.25%, due 3/31/20-2/15/48, valued at $51,000,000)	1.59	50,000,000		50,000,000
Total Repurchase Agreements (cost $70,000,000)				70,000,000
Total Investments (cost $484,950,188)		97.4%		484,950,188
Cash and Receivables (Net)		2.6%		12,753,049
Net Assets		100.0%		497,703,237

a Variable rate security—rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date.
b Security is a discount security. Income is recognized through the accretion of discount.

Portfolio Summary (Unaudited) †	Value (%)
U.S. Treasury Securities	42.2
U.S. Government Agencies	41.1
Repurchase Agreements	14.1
97.4

† Based on net assets.
See notes to financial statements.

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund
Short-Term Investments - 99.9%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Alabama - 8.3%
Mobile County Industrial Development Authority, Revenue Bonds (LOC; Swedbank AB) Ser. B	1.24	3/5/2020	40,000,000	[a]	40,000,000
Tender Option Bond Trust Receipts (Series 2018-XL0098), (Black Belt Energy Gas District, Revenue Bonds (Liquidity Agreement; Royal Bank of Canada and Guaranty Agreement; Royal Bank of Canada)), Trust Maturity Date 12/1/2022	1.24	3/5/2020	4,500,000	[a,b,c]	4,500,000
				44,500,000
Alaska - 2.1%
Tender Option Bond Trust Receipts (Series 2017-XL0044), (Alaska Municipal Bond Bank Authority, Revenue Bonds (Liquidity Facility; JPMorgan Chase Bank NA)), Trust Maturity Date 4/1/2025	1.25	3/5/2020	6,750,000	[a,b,c]	6,750,000
Tender Option Bond Trust Receipts (Series 2017-XM0532), (Alaska Municipal Bonds Bank Authority, Revenue Bonds (Liquidity Agreement; JPMorgan Chase Bank NA)), Trust Maturity Date 4/1/2025	1.25	3/5/2020	4,665,000	[a,b,c]	4,665,000
				11,415,000
Arizona - 2.6%
Casa Grande Industrial Development Authority, Revenue Bonds, Refunding (Center Park Apartments Project) (LOC; FNMA) Ser. A	1.20	3/5/2020	500,000	[a]	500,000
Tender Option Bond Trust Receipts (Series 2019-BAML8004), (Maricopa County Industrial Development Authority, Revenue Bonds (Capri on Camelback Project) (Liquidity Agreement; Bank of America NA)), Trust Maturity Date 5/1/2058	1.23	3/6/2020	9,370,000	[a,b,c]	9,370,000
Tender Option Bond Trust Receipts (Series 2019-XG0231), (Illinois Finance Authority, Revenue Bonds (Liquidity Facility; JPMorgan Chase Bank NA and LOC; JPMorgan Chase Bank NA)), Trust Maturity Date 1/1/2054	1.23	3/6/2020	4,070,000	[a,b,c]	4,070,000
				13,940,000
California - 11.6%
Mizuho Floater/Residual Trust, Revenue Bonds (LOC; Mizuho Bank Ltd) Ser. 2019-MIZ9012	1.40	3/5/2020	3,800,000	[a,b]	3,800,000
Mizuho Floater/Residual Trust, Special Tax Bonds (LOC; Mizuho Capital Market) Ser. 2019-MIZ9003	1.32	3/5/2020	17,500,000	[a,b]	17,500,000
Mizuho Floater/Residual Trust, Special Tax Bonds (LOC; Mizuho Capital Market) Ser. MIZ9002	1.32	3/5/2020	22,300,000	[a,b]	22,300,000
San Francisco Public Utilities, CP, Ser. A2	0.89	4/1/2020	8,300,000		8,297,059
Tender Option Bond Trust Receipts (Series 2019-XF2830), (Golden State Finance Authority California, Revenue Bonds), Trust Maturity Date 10/1/2034	1.30	3/5/2020	3,465,000	[a,b,c]	3,465,000
Tender Option Bond Trust Receipts (Series 2019-XF2835), (California Public Finance Authority, Revenue Bonds (Liquidity Agreement; Mizuho Capital Markets LLC)), Trust Maturity Date 7/1/2042	1.30	3/5/2020	7,240,000	[a,b,c]	7,240,000
				62,602,059
Colorado - .7%
Colorado Educational & Cultural Facilities Authority, Revenue Bonds, Refunding (Boulder Country Day School Project) (LOC; Wells Forgo Bank NA)	1.28	3/5/2020	1,705,000	[a]	1,705,000
Colorado Springs, Revenue Bonds (SPA; Landesbank Hessen-Thuringe) Ser. B	1.28	3/5/2020	1,300,000	[a]	1,300,000
Jefferson County, Revenue Bonds, Refunding (Rocky Mountain Butterfly Consortium Project) (LOC; Wells Forgo Bank NA)	1.28	3/5/2020	885,000	[a]	885,000
				3,890,000

8

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
District of Columbia - 3.4%
Columbia, Revenue Bonds (DC Preparatory Academy) (LOC; Manufacturers & Traders)	1.25	3/6/2020	1,800,000	[a]	1,800,000
Columbia, Revenue Bonds, Refunding (District of Columbia Preparatory Academy Issue) (LOC; Manufacturers & Traders)	1.25	3/6/2020	3,610,000	[a]	3,610,000
Tender Option Bond Trust Receipts (Series 2019-BAML8001), (District of Columbia Housing Finance Agency, Revenue Bonds (Liquidity Agreement; Bank of America NA and LOC; Bank of America NA)) , Trust Maturity Date 8/1/2047	1.23	3/14/2019	6,805,000	[a,b,c]	6,805,000
Tender Option Bond Trust Receipts (Series 2019-BAML8002), (Illinois Finance Authority, Revenue Bonds (Liquidity Facility; JPMorgan Chase Bank NA and LOC; JPMorgan Chase Bank NA)), Trust Maturity Date 3/1/2052	1.23	3/6/2020	6,050,000	[a,b,c]	6,050,000
				18,265,000
Florida - 4.7%
Collier County Industrial Development Authority, Revenue Bonds (Redlands Christian Migrant Association Project) (LOC; Bank of America NA)	1.26	3/5/2020	1,800,000	[a]	1,800,000
Florida Development Finance Corp., Revenue Bonds (Center Court Properties Project) (LOC; Wells Fargo Bank NA)	1.22	3/5/2020	1,300,000	[a]	1,300,000
Gainesville Utilities System, Revenue Bonds, Refunding, Ser. A	1.25	3/4/2020	12,115,000	[a]	12,115,000
Jacksonville, Revenue Bonds (Edward Waters College Project) (LOC; Wells Forgo Bank NA)	1.28	3/5/2020	2,300,000	[a]	2,300,000
Jacksonville, Revenue Bonds (Edward Waters College Project) (LOC; Wells Forgo Bank NA)	1.28	3/5/2020	100,000	[a]	100,000
Palm Beach County, Revenue Bonds, Refunding (LOC; Northern Trust Company)	1.25	3/5/2020	1,975,000	[a]	1,975,000
Pinellas County Health Facilities Authority, Revenue Bonds (Hospice of the Florida Suncoast Inc Project ) (LOC; Wells Fargo Bank NA)	1.23	3/5/2020	300,000	[a]	300,000
Sarasota County, Revenue Bonds (Planned Parenthood Project) (LOC; BMO Harris Bank NA)	1.25	3/5/2020	5,230,000	[a]	5,230,000
				25,120,000
Georgia - 1.9%
RBC Municipal Products Trust, Revenue Bonds (LOC; Royal Bank of Canada) Ser. E107	1.21	3/5/2020	7,050,000	[a,b]	7,050,000
Tender Option Bond Trust Receipts (Series 2018-XF0708), (Bryan County School District, GO (Insured; State Aid Withholding) (Liquidity Facility; JPMorgan Chase Bank NA)), Trust Maturity Date 8/1/2024	1.23	3/5/2020	3,200,000	[a,b,c]	3,200,000
				10,250,000
Illinois - 6.0%
Illinois Development Finance Authority, Revenue Bonds (North Shore Senior Center Project) (LOC;JP Morgan Chase Bank NA)	1.21	3/4/2020	7,000,000	[a]	7,000,000
Illinois Development Finance Authority, Revenue Bonds (Teacher's Academy for Mathematics and Science Project) (LOC;JP Morgan Chase Bank NA)	1.31	3/4/2020	100,000	[a]	100,000
Illinois Development Finance Authority, Revenue Bonds (Wheaton Academy's Project) (LOC; BMO Harris Bank NA)	1.21	3/4/2020	5,000,000	[a]	5,000,000
Illinois Development Finance Authority, Revenue Bonds, Refunding (YMCA Metropolitan Chicago Project) (LOC; BMO Harris Bank NA)	1.25	3/4/2020	3,100,000	[a]	3,100,000
Illinois Educational Facilities Authority, Revenue Bonds (The Chicago Zoological Society) (LOC; Northern Trust Company)	1.25	3/4/2020	3,465,000	[a]	3,465,000

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Illinois - 6.0% (continued)
Illinois Educational Facilities Authority, Revenue Bonds (The Lincoln Park Society) (LOC; Citi Bank NA)	1.27	3/4/2020	300,000	[a]	300,000
Illinois Educational Facilities Authority, Revenue Bonds, Refunding (The Newberry Library) (LOC; Northern Trust Company)	1.25	3/4/2020	965,000	[a]	965,000
Illinois Finance Authority, Revenue Bonds (Everest Academy of Lemont Project) (LOC; First Midwest Bank NA)	1.28	3/5/2020	4,790,000	[a]	4,790,000
Illinois Finance Authority, Revenue Bonds, Refunding (Marwen Foundation Project) (LOC; Northern Trust Company)	1.27	3/5/2020	3,810,000	[a]	3,810,000
Illinois Finance Authority, Revenue Bonds, Refunding (YMCA Metropolitan Chicago Project) (LOC; BMO Harris Bank NA)	1.25	3/4/2020	1,100,000	[a]	1,100,000
Lake Villa II, Revenue Bonds (The Allendale Association Project) (LOC; Wells Fargo Bank NA)	1.35	3/5/2020	315,000	[a]	315,000
University of Illinois, Revenue Bonds (LOC; Wells Fargo Bank NA) Ser. B	1.25	3/4/2020	2,100,000	[a]	2,100,000
				32,045,000
Indiana - 1.0%
Crawfordsville, Revenue Bonds, Refunding (National Service Industries Project) (LOC, Wells Forgo Bank NA)	1.28	3/5/2020	4,000,000	[a]	4,000,000
Indiana Development Finance Authority, Revenue Bonds( Goodwill Industries of Michiana Project) (LOC; PNC Bank NA)	1.35	3/5/2020	1,330,000	[a]	1,330,000
				5,330,000
Iowa - .9%
Tender Option Bond Trust Receipts (Series 2018-ZF2627), (Iowa Finance Authority, Health Facilities Revenue Bonds, Refunding (Liquidity Facility; Morgan Stanley Bank)), Trust Maturity Date 2/15/2035	1.20	3/5/2020	5,000,000	[a,b,c]	5,000,000
Kentucky - .6%
Lexington-Fayette Urban County Government, Revenue Bonds (Community Action Council Project) (LOC; PNC Bank NA)	1.35	3/5/2020	510,000	[a]	510,000
Louisville/Jefferson County Metropolitan Government, Revenue Bonds, Refunding (Zeochem Project) (LOC; UBS)	1.35	3/5/2020	2,900,000	[a]	2,900,000
				3,410,000
Louisiana - 1.0%
Louisiana Offshore Terminal Authority, Revenue Bonds, Refunding (Loop Project) (LOC;JP Morgan Chase Bank NA) Ser. B	1.25	3/4/2020	5,100,000	[a]	5,100,000
Maryland - 2.7%
Baltimore County, Revenue Bonds, Refunding (LOC; M&T Bank)	1.28	3/4/2020	540,000	[a]	540,000
Maryland Economic Development Corp., Revenue Bonds (LOC; Bank of America) (LOC; Bank of America NA)	1.19	3/5/2020	4,365,000	[a]	4,365,000
Maryland Economic Development Corp., Revenue Bonds (Prologue Project) (LOC; Bank of America NA)	1.25	3/5/2020	1,890,000	[a]	1,890,000
Tender Option Bond Trust Receipts (Series 2019-XF2832), (Maryland State Economic Development Corporation, Revenue Bonds (N Wolfe Street LLC Project) (Liquidity Agreement; Mizuho Capital Markets LLC and LOC; Mizuho Capital Markets LLC)), Trust Maturity Date 7/1/2037	1.30	3/5/2020	7,915,000	[a,b,c]	7,915,000
				14,710,000

10

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Massachusetts - 3.7%
Massachusetts, RAN, Ser. A	4.00	4/23/2020	10,000,000		10,040,572
Massachusetts Health & Educational Facilities Authority, CP, Ser. E	1.00	5/18/2020	10,000,000		9,996,363
				20,036,935
Michigan - 2.5%
Tender Option Bond Trust Receipts (Series 2018 XF0686), (Michigan Finance Authority, Revenue Bonds (Charter County of Wayne Criminal Justice Center) (Insured; State Aid Withholding) (Liquidity Agreement; Royal Bank of Canada)), Trust Maturity Date 11/1/2040	1.20	3/5/2020	10,100,000	[a,b,c]	10,100,000
Tender Option Bond Trust Receipts (Series 2019-ZF2825), (Michigan State Finance Authority, Revenue Bonds (Liquidity Agreement; Barclays Bank PLC)), Trust Maturity Date 2/15/2047	1.23	3/5/2020	3,300,000	[a,b,c]	3,300,000
				13,400,000
Minnesota - 1.1%
Minneapolis, Revenue Bonds (LOC; Wells Fargo Bank NA)	1.28	3/5/2020	2,355,000	[a]	2,355,000
Minnesota Higher Education Facilities Authority, Revenue Bonds (Macalester College)	1.22	3/5/2020	2,975,000	[a]	2,975,000
St. Paul Housing & Redevelopment Authority, Revenue Bonds (LOC; U.S. Bank NA)	1.26	3/5/2020	685,000	[a]	685,000
				6,015,000
Missouri - 2.6%
RBC Municipal Products Trust, Revenue Bonds, Refunding (LOC; Royal Bank of Canada) Ser. C16	1.21	3/5/2020	14,000,000	[a,b]	14,000,000
Nevada - 2.6%
Tender Option Bond Trust Receipts (Series 2018-XG0199), (Las Vegas Convention & Visitors Authority, Revenue Bonds (Liquidity Agreement; Royal Bank of Canada)), Trust Maturity Date 1/1/2042	1.23	3/5/2020	7,185,000	[a,b,c]	7,185,000
Tender Option Bond Trust Receipts (Series 2019-XF2806), (Las Vegas Convention and Visitors Authority Convention Center Expansion, Revenue Bonds (Liquidity Agreement; Wells Fargo Bank NA)), Trust Maturity Date 7/1/2049	1.25	3/5/2020	6,605,000	[a,b,c]	6,605,000
				13,790,000
New Jersey - 5.0%
New Jersey Economic Development Authority, Revenue Bonds (Somerset Hills YMCA Project) (LOC; TD Bank NA)	1.20	3/6/2020	940,000	[a]	940,000
New Jersey Educational Facilities Authority, Revenue Bonds, Refunding (Princeton University Project) Ser. A	5.00	7/1/2020	500,000		506,694
Tender Option Bond Trust Receipts (Series 2016-XF2393), (New Jersey Economic Development Authority, Revenue Bonds (School Facilities Construction) (Liquidity Facility; Barclays Bank PLC and LOC; Barclays Bank PLC)), Trust Maturity Date 6/15/2041	1.18	3/5/2020	1,600,000	[a,b,c]	1,600,000
Tender Option Bond Trust Receipts (Series 2016-ZF0468), (New Jersey Transportation Trust Fund Authority, Revenue Bonds (LOC; Royal Bank of Canada)), Trust Maturity Date 12/15/2020	1.20	3/5/2020	11,950,000	[a,b,c]	11,950,000
Tender Option Bond Trust Receipts (Series 2016-ZF0470), (New Jersey Turnpike Authority, Revenue Bonds (LOC; Royal Bank of Canada)), Trust Maturity Date 7/1/2020	1.20	3/5/2020	5,200,000	[a,b,c]	5,200,000
Toms River Township, BAN	2.50	6/18/2020	6,800,000		6,825,441
Township of Stafford, BAN, Refunding, Ser. A	2.75	4/29/2020	100,000		100,205
				27,122,340

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New York - 12.6%
Eastport-South Manor Central School District, TAN (Insured; State Aid Withholding)	2.00	3/26/2020	4,000,000		4,002,255
Minisink Valley Central School District, BAN (Insured; State Aid Withholding)	2.00	6/26/2020	5,000,000		5,011,700
New York State Dormitory Authority, Revenue Bonds, Refunding (LOC; Mizuho Bank Ltd) Ser. B	1.25	3/4/2020	15,000,000	[a]	15,000,000
Syracuse, RAN (Insured; State Aid Withholding) Ser. A	2.00	3/31/2020	15,000,000		15,008,720
Tender Option Bond Trust Receipts (Series 2018-XF0615), (Metropolitan Transportation Authority, Revenue Bonds, Refunding (Liquidity Facility; JPMorgan Chase Bank NA)), Trust Maturity Date 11/15/2025	1.23	3/5/2020	12,375,000	[a,b,c]	12,375,000
Tender Option Bond Trust Receipts (Series 2018-XF0623), (Metropolitan Transportation Authority, Revenue Bonds, Refunding (Liquidity Agreement; TD Bank NA)), Trust Maturity Date 11/15/2042	1.27	3/5/2020	5,000,000	[a,b,c]	5,000,000
Tender Option Bond Trust Receipts (Series 2018-XM0697), (Metropolitan Transportation Authority, Revenue Bonds, Refunding (Liquidity Agreement; Bank of America NA)), Trust Maturity Date 11/15/2042	1.28	11/1/2018	4,000,000	[a,b,c]	4,000,000
Tender Option Bond Trust Receipts (Series 2018-XM0700), (Hudson Yards Infrastructure Corp., Revenue Bonds, Refunding (Liquidity Agreement; Toronto-Dominion Bank)), Trust Maturity Date 2/15/2039	1.20	3/5/2020	3,520,000	[a,b,c]	3,520,000
Tender Option Bond Trust Receipts (Series 2020-XX1113), (New York Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) (Liquidity Agreement; Barclays Bank PLC)) Ser. A1, Trust Maturity Date 11/15/2053	1.23	3/5/2020	1,875,000	[a,b,c]	1,875,000
Tuckahoe Common School District Southampton, TAN (Insured; State Aid Withholding)	2.00	6/25/2020	2,000,000		2,004,713
				67,797,388
Ohio - 4.8%
Hamilton County, Revenue Bonds (Beechwood Home Project) (LOC; PNC Bank NA)	1.35	3/5/2020	1,650,000	[a]	1,650,000
Hamilton County, Revenue Bonds (Boys/Girls Clubs of Greater Cincinnati Project) (LOC; PNC Bank NA)	1.35	3/5/2020	725,000	[a]	725,000
Salem, Revenue Bonds (Community Center Project) (LOC; PNC Bank NA)	1.35	3/5/2020	4,290,000	[a]	4,290,000
Stark County Port Authority, Revenue Bonds, Refunding (Canton Country Day School Project) (LOC; PNC Bank NA)	1.35	3/5/2020	495,000	[a]	495,000
Tender Option Bond Trust Receipts (Series 2018-XG0206), (Cuyahoga County, COP (Convention Hotel Project) (Liquidity Agreement; Bank of America)), Trust Maturity Date 12/1/2044	1.27	3/6/2020	4,255,000	[a,b,c]	4,255,000
Tender Option Bond Trust Receipts (Series 2018-YX1079), (Columbus-Franklin County Finance Authority, Revenue Bonds (Storypoint Grove City Project) (Liquidity Agreement; Barclays Bank PLC and LOC; Barclays Bank PLC)), Trust Maturity Date 9/1/2025	1.30	3/5/2020	14,590,000	[a,b,c]	14,590,000
				26,005,000
Pennsylvania - 2.3%
Montgomery County Industrial Development Authority, Revenue Bonds, Refunding (Girl Scouts of Eastern Pennsylvania Project) (LOC; TD Bank NA)	1.30	3/5/2020	215,000	[a]	215,000
The Philadelphia School District, Revenue Bonds, Refunding (Insured; State Aid Withholding) Ser. C	4.00	3/31/2020	10,500,000		10,522,260

12

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Pennsylvania - 2.3% (continued)
York Redevelopment Authority, Revenue Bonds (LOC; M&T Bank)	1.30	3/6/2020	1,820,000	[a]	1,820,000
				12,557,260
Rhode Island - .2%
Rhode Island Health and Educational Building Corp., Revenue Bonds (Brown University Higher Education Facility's Project) Ser. B	1.25	3/5/2020	930,000	[a]	930,000
South Carolina - .6%
North Charleston, Tax Increment Bond (Charleston Naval Complex Redevelopment Plan Project) (Liquidity Facility; Bank of America)	1.20	3/4/2020	980,000	[a]	980,000
South Carolina Jobs-Economic Development Authority, Revenue Bonds (LOC; Wells Fargo Bank NA)	1.28	3/5/2020	2,180,000	[a]	2,180,000
				3,160,000
Tennessee - 3.4%
Hawkins County Industrial Development Board, Revenue Bonds, Refunding (Leggett and Platt Project) (LOC; Wachovia Bank NA)	1.24	3/4/2020	1,750,000	[a]	1,750,000
Tender Option Bond Trust Receipts (Series 2018-XL0062), (Met Government Nashville & Davidson County, Health and Educational Facility Board, Revenue Bonds (Liquidity Facility; Citibank NA and LOC; Citibank NA)), Trust Maturity Date 7/1/2024	1.21	3/5/2020	4,420,000	[a,b,c]	4,420,000
Tennessee, CP	1.02	5/27/2020	12,000,000		12,000,000
				18,170,000
Texas - 8.2%
Atascosa County Industrial Development Corp., Revenue Bonds, Refunding (San Miguel Electric Cooperative Inc.) (SPA; National Rural Utilities Cooperative Finance Corp.)	1.19	3/5/2020	4,600,000	[a]	4,600,000
Tender Option Bond Trust Receipts (Series 2016-XM0187), (Texas Municipal Gas Acquisition and Supply Corporation III, Revenue Bonds (Liquidity Agreement; JPMorgan Chase Bank and LOC; JPMorgan Chase Bank)), Trust Maturity Date 12/15/2028	1.21	3/5/2020	5,000,000	[a,b,c]	5,000,000
Tender Option Bond Trust Receipts (Series 2018-XM0698), (Tarrant County Cultural Education Facilities Finance Corporation, Revenue Bonds, Refunding (Liquidity Agreement; Credit Suisse)), Trust Maturity Date 8/15/2024	1.19	3/5/2020	4,585,000	[a,b,c]	4,585,000
University of Texas, CP, Ser. A	0.97	5/19/2020	10,000,000		9,991,329
University of Texas, CP, Ser. A	0.97	5/14/2020	10,000,000		9,991,447
University of Texas, CP, Ser. A	1.05	3/9/2020	10,000,000		9,999,781
				44,167,557
Vermont - .1%
Vermont Educational & Health Buildings Financing Agency, Revenue Bonds (LOC; People's United Bank) Ser. 1	1.40	3/5/2020	440,000	[a]	440,000
Virginia - .0%
Norfolk Economic Development Authority, Revenue Bonds (LOC; Wells Fargo Bank NA)	1.28	3/5/2020	235,000	[a]	235,000
Washington - .3%
Tender Option Bond Trust Receipts (Series 2019-BAML5008), (Seattle Local Improvement District #6750, Special Assessment Bonds (Liquidity Agreement; Bank of America NA)), Trust Maturity Date 12/15/2026	1.32	4/18/2019	1,755,000	[a,b,c]	1,755,000

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Wisconsin - 2.4%
Tender Option Bond Trust Receipts (Series 2019-XF2823), (Wisconsin Public Finance Authority, Revenue Bonds (Liquidity Agreement; Mizuho Capital Markets LLC and LOC; Mizuho Capital Markets LLC)), Trust Maturity Date 1/1/2026	1.30	3/5/2020	9,020,000	[a,b,c]	9,020,000
Tender Option Bond Trust Receipts (Series 2019-XF2831), (Golden State Finance Authority California, Revenue Bonds (Vineyard Oxnard Airport Project) (Liquidity Agreement; Mizuho Capital Markets LLC)), Trust Maturity Date 7/1/2029	1.30	3/5/2020	1,795,000	[a,b,c]	1,795,000
Wisconsin Health & Educational Facilities Authority, Revenue Bonds (Madison Family Medicine Residency Corporation Project) (LOC; JP Morgan Chase & Company)	1.30	3/5/2020	620,000	[a]	620,000
Wisconsin Health & Educational Facilities Authority, Revenue Bonds (Sinsinawa Nursing Project) (LOC; JP Morgan Chase Bank NA)	1.30	3/5/2020	150,000	[a]	150,000
Wisconsin Housing & Economic Development Authority, Revenue Bonds (SPA; Federal Home Loan Bank) Ser. C	1.25	3/5/2020	1,450,000	[a]	1,450,000
				13,035,000
Total Investments (cost $538,193,539)			99.9%	538,193,539
Cash and Receivables (Net)			0.1%	507,112
Net Assets			100.0%	538,700,651

a     The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2020, these securities amounted to $251,810,000 or 46.74% of net assets.
c The fund does not directly own the municipal security indicated; the fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security. The special purpose entity permits the fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates). These securities are not an underlying piece for any of the Adviser long-term Inverse floater securities.

Portfolio Summary (Unaudited) †	Value (%)
General	19.9
Development	13.1
Government	11.2
Education	8.7
Medical	8.1
Multifamily Housing	7.4
Special Tax	7.4
Transportation	6.2
School District	5.4
General Obligation	3.2
Water	2.2
Power	2.2
Facilities	2.1
Housing	1.5
Nursing Homes	1.1
Utilities	.2
99.9

† Based on net assets.
See notes to financial statements.

14

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
EFFE	Effective Federal Funds Rate	EURIBOR	Euro Interbank Offered Rate
FCPR	Farm Credit Prime Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LIBOR	London Interbank Offered Rate	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	NAN	Note Anticipation Notes
MERLOTS	Municipal Exempt Receipts Liquidity Option Tender	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
PCR	Pollution Control Revenue	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT	Payment in Lieu of Taxes	PRIME	Prime Lending Rate
PUTTERS	Puttable Tax-Exempt Receipts	OBFR	Overnight Bank Funding Rate
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SOFR	Secured Overnight Financing Rate	SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt Adjustable Receipts	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

See notes to financial statements.

15

STATEMENTS OF ASSETS AND LIABILITIES

February 29, 2020 (Unaudited)

	BNY Mellon Government Money Market Fund		BNY Mellon National Municipal Money Market Fund
Assets ($):
Investments in securities—See Statements of Investments†	484,950,188	††	538,193,539
Cash	2,332,874		-
Receivable for investment securities sold	10,000,000		-
Interest receivable	582,101		1,695,070
Prepaid expenses	25,067		25,353
	497,890,230		539,913,962
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)	128,349		162,622
Cash overdraft due to Custodian	-		386,751
Trustees’ fees and expenses payable	16,455		16,196
Payable for investment securities purchased	-		600,052
Other accrued expenses	42,189		47,690
	186,993		1,213,311
Net Assets ($)	497,703,237		538,700,651
Composition of Net Assets ($):
Paid-in capital	497,699,997		538,698,251
Total distributable earnings (loss)	3,240		2,400
Net Assets ($)	497,703,237		538,700,651
† Investments at cost ($)	484,950,188		538,193,539
†† Value of repurchase agreements—Note 1(b) ($)	70,000,000		-
Net Asset Value Per Share
Class M
Net Assets ($)	479,401,958		538,645,377
Shares Outstanding	479,401,641		539,122,429
Net Asset Value Per Share ($)	1.00		1.00
Investor Shares
Net Assets ($)	18,301,279		55,274
Shares Outstanding	18,301,150		55,312
Net Asset Value Per Share ($)	1.00		1.00

See notes to financial statements.

16

STATEMENTS OF OPERATIONS

Six Months Ended February 29, 2020 (Unaudited)

	BNY Mellon Government Money Market Fund	BNY Mellon National Municipal Money Market Fund
Investment Income ($):
Interest Income	5,876,163	4,538,839
Expenses:
Investment advisory fee—Note 2(a)	478,687	530,046
Administration fee—Note 2(a)	391,029	432,744
Professional fees	27,238	31,077
Shareholder servicing costs—Note 2(b)	21,437	70
Registration fees	17,359	17,151
Trustees’ fees and expenses—Note 2(c)	16,789	17,974
Custodian fees—Note 2(b)	8,861	5,251
Chief Compliance Officer fees—Note 2(b)	6,661	6,661
Prospectus and shareholders’ reports	5,840	5,559
Miscellaneous	13,134	21,540
Total Expenses	987,035	1,068,073
Less—reduction in fees due to earnings credits—Note 2(b)	-	(1,105)
Net Expenses	987,035	1,066,968
Investment Income—Net	4,889,128	3,471,871
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	(5,117)	2,400
Net Increase in Net Assets Resulting from Operations	4,884,011	3,474,271

See notes to financial statements.

17

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Government Money Market Fund		BNY Mellon National Municipal Money Market Fund
	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Operations ($):
Investment income—net	4,889,128	17,909,143	3,471,871	11,853,057
Net realized gain (loss) on investments	(5,117)	11,125	2,400	271,786
Net change in unrealized appreciation (depreciation) on investments	-	-	-	(42,986)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,884,011	17,920,268	3,474,271	12,081,857
Distributions ($):
Distributions to shareholders:
Class M	(4,781,556)	(17,603,726)	(3,471,673)	(11,852,476)
Investor Shares	(107,572)	(305,417)	(198)	(581)
Total Distributions	(4,889,128)	(17,909,143)	(3,471,871)	(11,853,057)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Class M	392,320,474	1,331,504,695	409,860,348	2,003,324,264
Investor Shares	13,526,261	23,275,017	-	-
Distributions reinvested:
Class M	23	97,720	3,413	192,679
Investor Shares	107,488	302,423	54	160
Cost of shares redeemed:
Class M	(725,906,081)	(1,293,353,786)	(662,205,145)	(1,976,282,257)
Investor Shares	(12,484,438)	(23,329,479)	-	-
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(332,436,273)	38,496,590	(252,341,330)	27,234,846
Total Increase (Decrease) in Net Assets	(332,441,390)	38,507,715	(252,338,930)	27,463,646
Net Assets ($):
Beginning of Period	830,144,627	791,636,912	791,039,581	763,575,935
End of Period	497,703,237	830,144,627	538,700,651	791,039,581

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

	Six Months Ended	Class M Shares
	February 29, 2020	Year Ended August 31,
BNY Mellon Government Money Market Fund	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.008	.020	.012	.004	.000[a]	.000[a]
Distributions:
Dividends from investment income—net	(.008)	(.020)	(.012)	(.004)	(.000)[a]	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.75[b]	2.06	1.24	.38	.04	.00[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.30[d]	.30	.30	.31	.33	.32
Ratio of net expenses to average net assets	.30[d]	.30	.30	.31	.30	.19
Ratio of net investment income to average net assets	1.54[d]	2.05	1.23	.36	.04	.00[c]
Net Assets, end of period ($ x 1,000)	479,402	812,993	774,733	695,342	839,477	329,114

a Amount represents less than $.001 per share.
b Not annualized.
c Amount represents less than .01%.
d Annualized.
See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended	Investor Shares
	February 29, 2020	Year Ended August 31,
BNY Mellon Government Money Market Fund	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.006	.018	.010	.002	.000[a]	.000[a]
Distributions:
Dividends from investment income—net	(.006)	(.018)	(.010)	(.002)	(.000)[a]	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.63[b]	1.80	.98	.18	.01	.00[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55[d]	.55	.55	.56	.58	.57
Ratio of net expenses to average net assets	.55[d]	.55	.55	.52	.32	.19
Ratio of net investment income to average net assets	1.26[d]	1.79	.94	.20	.01	.00[c]
Net Assets, end of period ($ x 1,000)	18,301	17,152	16,904	20,368	8,799	8,035

a Amount represents less than $.001 per share.
b Not annualized.
c Amount represents less than .01%.
d Annualized.
See notes to financial statements.

20

	Six Months Ended	Class M Shares
	February 29, 2020	Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.005	.013	.009	.004	.000[a]	.000[a]
Distributions:
Dividends from investment income—net	(.005)	(.013)	(.009)	(.004)	(.000)[a]	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.48[b]	1.31	.93	.44	.04	.00[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.30[d]	.30	.30	.31	.31	.30
Ratio of net expenses to average net assets	.30[d]	.30	.30	.31	.16	.08
Ratio of net investment income to average net assets	.98[d]	1.30	.93	.44	.04	.00[c]
Net Assets, end of period ($ x 1,000)	538,645	790,984	763,521	621,435	571,287	780,977

a    Amount represents less than $.001 per share.
b Not annualized.
c Amount represents less than .01%.
d Annualized.
See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended	Investor Shares
	February 29, 2020	Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.004	.011	.007	.002	.000[a]	.000[a]
Distributions:
Dividends from investment income—net	(.004)	(.011)	(.007)	(.002)	(.000)[a]	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.36[b]	1.06	.68	.19	.01	.00[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55[d]	.55	.55	.57	.56	.56
Ratio of net expenses to average net assets	.55[d]	.55	.55	.57	.17	.09
Ratio of net investment income to average net assets	.72[d]	1.10	.69	.12	.01	.00[c]
Net Assets, end of period ($ x 1,000)	55	55	55	40	2,331	6,788

a  Amount represents less than $.001 per share.
b Not annualized.
c Amount represents less than .01%.
d  Annualized.

See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-three series, including the following diversified funds: BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Government Money Market Fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. BNY Mellon National Municipal Money Market Fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain administrative services. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Each class of shares has identical rights and privileges, except with respect to the Shareholder Service Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is each fund’s policy to maintain a constant net asset value (NAV) per share of $1.00; the funds have adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the funds will be able to maintain a constant NAV per share of $1.00.

BNY Mellon National Municipal Money Market Fund operates as a “retail money market fund” as that term is defined in Rule 2a-7 under the Act, and, such, the fund may, or in certain circumstances, must impose a fee upon the sale of shares or may temporarily suspend redemptions if the fund’s weekly liquid assets fall below required minimums because of market conditions or other factors. BNY Mellon Government Money Market Fund is a “government money market fund” as that term is defined in Rule 2a-7 under the Act, and, as such, the fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the fund’s weekly liquid assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate fair market value, the fair value of the portfolio securities will be determined by procedures established by and under the general oversight of the Board.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

At February 29, 2020, all of the securities in each fund were considered Level 2 within the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

BNY Mellon Government Money Market Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the fund agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller. The collateral is held on behalf of the fund by the tri-party administrator with respect to any tri-party agreement. The fund may also jointly enter into one or more repurchase agreements with other funds managed by the Adviser in accordance with an exemptive order granted by the SEC pursuant to section 17(d) and Rule 17d-1 under the Act. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

(c) Dividends and distributions to shareholders: It is the policy of each fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of each fund not to distribute such gains.

(d) Federal income taxes: It is the policy of BNY Mellon Government Money Market Fund to continue to qualify as a regulated investment company if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

It is the policy of BNY Mellon National Municipal Money Market Fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended February 29, 2020, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended

24

February 29, 2020, the funds did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders for each fund during the fiscal year ended August 31, 2019 was all ordinary income for BNY Mellon Government Money Market Fund, and for BNY Mellon National Municipal Money Market Fund $11,853,057 was tax-exempt income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At February 29, 2020, the cost of investments for federal income tax purposes for each fund was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

NOTE 2—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .15% of BNY Mellon Government Money Market Fund and .15% of BNY Mellon National Municipal Money Market Fund.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 1 summarizes the amounts Investor shares were charged during the period ended February 29, 2020, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 1 —Shareholder Services Plan Fees

BNY Mellon Government Money Market Fund	$21,358
BNY Mellon National Municipal Money Market Fund	69

The funds have an arrangement with the transfer agent whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the funds include net earnings credits, if any, as expense offsets in the Statements of Operations.

For BNY Mellon Government Money Market Fund has arrangement with the custodian whereby BNY Mellon Government Money Market Fund will receive interest income or be charged an overdraft fees when positive cash balances are maintained. For financial reporting purposes, the funds includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

For BNY Mellon National Municipal Money Market Fund has arrangement with the custodian to receive earnings credits when positive cash balance are maintained, which were used to offset custody fees. For financial reporting purposes, the funds include net earnings credits, if any, as expense offsets in the Statements of Operations.

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 2 summarizes the amount each fund was charged during the period ended February 29, 2020 pursuant to the custody agreement. These fees were partially offset by earnings credits for each relevant fund, also summarized in Table 2.

Table 2—Custody Agreement Fees
	Custody Fees ($)	Earnings Credits ($)
BNY Mellon Government Money Market Fund	8,661	-
BNY Mellon National Municipal Money Market Fund	5,251	(1,105)

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Each fund compensates The Bank of New York Mellon under a shareholder redemptions draft processing agreement for providing certain services related to the funds’ check writing privilege. Table 3 summarizes the amount each fund was charged during the period ended February 29, 2020 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations.

Table 3 —The Bank of New York Mellon Cash Management Fees

BNY Mellon Government Money Market Fund	$79
BNY Mellon National Municipal Money Market Fund	1

During the period ended February 29, 2020, each fund was charged $6,661 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statements of Operations.

Table 4 summarizes the components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

BNY Mellon National Municipal Money Market Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustees and/or common officers, complies with Rule 17a-7 under the Act. During the period ended February 29, 2020, the fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act amounting to $151,695,000 and $169,800,000 respectively.

NOTE 4—Subsequent Event:

The post period-end coronavirus outbreak is impacting the global economy and the market environment. The final impact of the coronavirus outbreak is hard to predict. Going forward, any such impact could adversely affect each fund’s performance.

Table 4—Due to BNY Mellon Investment Adviser, Inc. and Affiliates
	Investment Advisory Fees ($)	Administration Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	The Bank of New York Mellon Cash Management Fees ($)	Chief Compliance Officer Fees ($)
BNY Mellon Government Money Market Fund	63,481	52,179	3,749	6,522	199	2,219
BNY Mellon National Municipal Money Market Fund	74,064	60,598	11	25,728	2	2,219

26

NOTES

27

For More Information

The BNY Mellon Funds

c/o BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Administrator

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Sub-Administrator

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:
BNY Mellon Government Money Market Fund	Class M: MLMXX	Investor: MLOXX
BNY Mellon National Municipal Money Market Fund	Class M: MOMXX	Investor: MNTXX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services. Individual Account holders, please call BNY Mellon Investment Advisers at 1-800-373-9387.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund will disclose daily, on www.bnymellonim.com/us, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website for a period of five months. The fund files a monthly schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-MFP. The fund’s Forms N-MFP are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.bnymellonim.com/us and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation	MFTSA0220-MM

The BNY Mellon Funds

BNY Mellon National Intermediate Municipal Bond Fund

BNY Mellon National Short-Term Municipal Bond Fund

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

BNY Mellon Municipal Opportunities Fund

SEMIANNUAL REPORT February 29, 2020

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for the respective funds of the BNY Mellon Funds Trust, covering the six-month period from September 1, 2019 through February 29, 2020. For information about how the funds performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last several months of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations during September and October 2019. Despite periodic investor concern regarding trade relations with China and global growth rates, the rally continued through the end of the calendar year, supported in part by a December announcement from President Trump that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of 2019. However, the euphoria was short-lived, as concerns over the spread of the Coronavirus roiled markets in January and late February, leading to a significant dip in equity valuations at the end of the reporting period.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor perception of future economic growth prospects. The Fed cut rates in September and October 2019, for a total 50 basis point reduction in the federal funds rate during the reporting period. Rates across much of the Treasury curve increased during the month of November, and the long end of the curve rose in December as investors anticipated improvements to global economic growth rates in the coming year. However, concerns regarding the spread of the Coronavirus and the resulting economic constraints caused rates throughout the intermediate- and long-dated portions of the curve to fall during January and February of 2020.

We believe that despite recent market volatility, the outlook for the U.S. remains positive over the near term. As always, we will monitor relevant data for any signs of a change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Patrick T. Crowe
President
BNY Mellon Funds Trust
March 16, 2020

3

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2019 through February 29, 2020, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 29, 2020, BNY Mellon National Intermediate Municipal Bond Fund’s Class M shares produced a total return of 2.73%, and Investor shares produced a total return of 2.61%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 2.47%,2and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of 2.53% for the same period.3,4

Municipal bonds generally produced positive total returns over the reporting period, due to falling rates and demand supported by investors’ desire for tax-free income. The fund outperformed the Index due to curve positioning enhanced by both sector and credit quality allocation decisions and issue selection.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowing for investment purposes, in municipal bonds that provide income exempt from federal income tax. The fund’s investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the fund’s average effective portfolio maturity will be between three and ten years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Central Bank Policy, Trade and Disease Influence Markets

Fixed-income instruments generally posted positive returns over the six months. Near the beginning of the period, the U.S. Federal Reserve (the “Fed”) began to cut the overnight federal funds lending rate. The Fed cut rates twice during the six months, each time by 25 basis points. These cuts occurred in September and October 2019. After the cuts, the Fed signaled it would pause, and expectations for better growth prospects in 2020 emerged due to progress in U.S./China trade negotiations and stronger forward-looking economic data. Rates at the long end of the curve began to rise, and the yield curve steepened during the last months of 2019. Risk assets rallied and outperformed like-duration U.S. Treasuries during this time.

However, volatility reentered the picture in January 2020. An outbreak of the coronavirus roiled equity and some areas of the bond markets. Investors became concerned about the potential economic impact of the virus. A flight to quality ensued, causing rates across much of the U.S. Treasury and municipal yield curve to fall during January and February of 2020, particularly at the long end. This helped to bolster returns for many securities and contributed to positive returns in the municipal debt market over the course of the period.

Allocation and Issue Selection Decisions Bolster Fund Results

The fund’s return versus the Index was helped during the reporting period by its allocation to debt maturing between fifteen and twenty years. The fund held a larger allocation than the benchmark of this curve segment, providing a tailwind to performance. From a credit rating standpoint, issue selection among credits with a AA rating was also highly beneficial. Security selection within the single A category also helped results. In addition, credit selection and allocation decisions among tax-supported bond issuers were positive, particularly within the local general obligation and dedicated tax bond categories. Credits from tobacco and transportation issuers also provided a tailwind. Bonds issued by the states of New York and California also worked to boost relative results.

Conversely, issue selection and duration positioning within BBB rated debt constrained results, as did allocations to bonds maturing in next few years. From an issuer perspective, investments in prerefunded and housing bonds also provided a headwind, as did duration positioning within industrial development revenue/pollution control revenue debt.

Positioned for a Challenging Environment

It is our opinion that the world has changed since the end of February 2020. The fixed-income markets have weathered stress and volatility not seen since 2008. We believe liquidity is challenged in many markets, and that there are material dislocations across the investment universe. Consequently, deviations in portfolio performance relative to the Index have been amplified. As we write this, the fixed-income market has been experiencing a significant amount of turbulence, like all capital markets. Though the volatility is severe, we do not expect it will last very long. Given this environment, we remain well diversified across a wide array of sectors and are keeping an eye out for volatility which might give us an opportunity to add quality instruments to the portfolio at reduced valuations.

March 16, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&;P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 Source: Lipper Inc.— The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the SP Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest rate changes, and rate increases can cause price declines.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

For the period from September 1, 2019 through February 29, 2020, as provided by John F. Flahive, Portfolio Manager

Market and Fund Performance Overview

For the six-month period ended February 29, 2020, BNY Mellon National Short-Term Municipal Bond Fund’s Class M shares produced a total return of 1.16%, and Investor shares produced a total return of 1.03%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Short Index (the “Index”), produced a total return of 1.13%,2 and the fund’s former benchmark, the S&P Municipal Bond Short Index, produced a total return of 1.15% for the same period.3,4

Municipal bonds generally produced positive total returns over the reporting period, due to falling rates and demand supported by investors’ desire for tax-free income.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal income tax. The fund’s investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher at the time of purchase or, if unrated, deemed of comparable quality) by BNY Mellon Investment Adviser, Inc..5 Generally, the average effective portfolio maturity and the average effective duration of the fund’s portfolio will be less than three years.

Central Bank Policy, Trade and Disease Influence Markets

Fixed-income instruments generally posted positive returns over the six months. Near the beginning of the period, the U.S. Federal Reserve (the “Fed”) began to cut the overnight federal funds lending rate. The Fed cut rates twice during the six months, each time by 25 basis points. These cuts occurred in September and October 2019. After the cuts, the Fed signaled it would pause, and expectations for better growth prospects in 2020 emerged due to progress in U.S./China trade negotiations and stronger forward-looking economic data. Rates at the long end of the curve began to rise, and the yield curve steepened during the last months of 2019. Risk assets rallied and outperformed like-duration U.S. Treasuries during this time.

However, volatility reentered the picture in January 2020. An outbreak of the Coronavirus roiled equity and some areas of the bond markets. Investors became concerned about the potential economic impact of the virus. A flight to quality ensued, causing rates across much of the U.S. Treasury and municipal yield curve to fall during January and February of 2020, particularly at the long end. This helped to bolster returns for many securities and contributed to positive returns in the municipal debt market over the course of the period.

Issue Selection and Allocation Decisions Bolster Results

The fund’s performance relative to the Index was helped during the reporting period by credit selection and allocation decisions. From a credit rating perspective, security choices within AA rated debt provided one of the largest contributions to returns. Positioning within A and AAA rated debt lent positive results as well. An underweight allocation to debt maturing in 2023 also provided a tailwind to results, as did issue selection among those credits. In addition, a generous overweight to IDR/PCR debt, as well as security selection within the category, bolstered results, as did credits issued by transportation, housing and utilities entities. Among the states, securities issued by New York made the largest positive contribution, followed by California and Texas.

Conversely, other factors provided a headwind to returns. Investments in credits maturing in 2022 detracted, as did tax-supported appropriation debt.

Positioned for a Challenging Environment

It is our opinion that the world has changed since the end of February 2020. The fixed-income markets have weathered stress and volatility not seen since 2008. We believe liquidity is challenged in many markets, and that there are material dislocations across the investment universe. Consequently, deviations in portfolio performance relative to the benchmark have been amplified. As we write this, the fixed-income market has been experiencing a significant amount of turbulence, like all capital markets. Though the volatility is severe, we do not expect it will last very long. Given this environment, we remain well diversified across a wide array of sectors and are keeping an eye out for volatility which might give us an opportunity to add quality instruments to the portfolio at reduced valuations.

March 16, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Short Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of six months and a maximum maturity of up to, but not including, four years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 Source: Bloomberg L.P. — The S&P Municipal Bond Short Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of six months and a maximum maturity of up to, but not including, four years as measured from the rebalancing date. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Short Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Short Index until the S&P Municipal Bond Investment Grade Short Index has been calculated for a 10-year period.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest rate changes, and rate increases can cause price declines.

5

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2019 through February 29, 2020, as provided by Gregory J. Conant and Mary Collette O’Brien, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 29, 2020, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund’s Class M shares produced a total return of 2.62%, and Investor shares produced a total return of 2.58%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 2.47%,2 and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of 2.53% for the same period.3,4

Municipal bonds generally produced positive total returns over the reporting period, due to falling rates and demand supported by investors’ desire for tax-free income. The fund outperformed the Index due to curve positioning enhanced by both sector and credit quality allocation decisions and issue selection.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal and Pennsylvania state personal income taxes. The fund’s investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the fund’s average effective portfolio maturity will be between three and ten years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Central Bank Policy, Trade and Disease Influence Markets

Fixed-income instruments generally posted positive returns over the six months. Near the beginning of the period, the U.S. Federal Reserve (the “Fed”) began to cut the overnight federal funds lending rate. The Fed cut rates twice during the six months, each time by 25 basis points. These cuts occurred in September and October 2019. After the cuts, the Fed signaled it would pause, and expectations for better growth prospects in 2020 emerged due to progress in U.S./China trade negotiations and stronger forward-looking economic data. Rates at the long end of the curve began to rise, and the yield curve steepened during the last months of 2019. Risk assets rallied and outperformed like-duration U.S. Treasuries during this time.

However, volatility reentered the picture in January 2020. An outbreak of the coronavirus roiled equity and some areas of the bond markets. Investors became concerned about the potential economic impact of the virus. A flight to quality ensued, causing rates across much of the U.S. Treasury and municipal yield curve to fall during January and February of 2020, particularly at the long end. This helped to bolster returns for many securities and contributed to positive returns in the municipal debt market over the course of the period.

The financial condition of Pennsylvania has stabilized throughout the last several years, due to an improved budgetary process. Pennsylvania enjoys a diverse economy, which helps to provide steady revenues.

Allocation and Issue Selection Decisions Bolster Fund Results

The fund’s return versus the Index was helped during the reporting period by its allocation to debt maturing between fifteen and twenty years. The fund held a larger allocation than the Index of this curve segment, providing a tailwind to performance. From a credit rating standpoint, issue selection among credits with AA and A ratings were highly beneficial. In addition, credit selection and allocation decisions among health care and tax-supported bond issuers were positive, particularly within the hospital and local general obligation bond categories, respectively.

Conversely, allocation and duration positioning within BBB rated debt constrained results, as did investments in bonds maturing inside of five years to maturity. From an issuer perspective, investments in prerefunded and utility bonds provided a headwind, as did duration positioning and issue selection within the incremental tax sector.

Positioned for a Challenging Environment

It is our opinion that the world has changed since the end of February 2020. The fixed-income markets have weathered stress and volatility not seen since 2008. We believe liquidity is challenged in many markets, and that there are material dislocations across the investment universe. Consequently, deviations in portfolio performance relative to the Index have been amplified. As we write this, the fixed-income market has been experiencing a significant amount of turbulence, like all capital markets. Though the volatility is severe, we do not expect it will last very long. Given this environment, we remain well diversified across a wide array of sectors and are keeping an eye out for volatility which might give us an opportunity to add quality instruments to the portfolio at reduced valuations.

March 16, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the index is not subject to charges, fees and other expenses and is not limited to investments principally in Pennsylvania municipal obligations. Investors cannot invest directly in any index.

3 Source: Lipper Inc.— The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest rate changes, and rate increases can cause price declines.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

6

For the period of September 1, 2019 through February 29, 2020, as provided by Mary Collette O’Brien and Stephen J. O’Brien, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 29, 2020, BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s Class M shares produced a total return of 2.57%, and Investor shares produced a total return of 2.52%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 2.47%,2 and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of 2.53% for the same period.3,4

Municipal bonds generally produced positive total returns over the reporting period, due to falling rates and demand supported by investors’ desire for tax-free income. The fund outperformed the Index due to curve positioning enhanced by both sector and credit quality allocation decisions and issue selection.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes. The fund’s investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by BNY Mellon Investment Adviser, Inc..5 Generally, the fund’s average effective portfolio maturity will be between three and ten years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Central Bank Policy, Trade and Disease Influence Markets

Fixed-income instruments generally posted positive returns over the reporting period. Near the beginning of the period, the U.S. Federal Reserve (the “Fed”) began to cut the overnight federal funds lending rate. The Fed cut rates twice during the six months, each time by 25 basis points. These cuts occurred in September and October 2019. After the cuts, the Fed signaled it would pause, and expectations for better growth prospects in 2020 emerged due to progress in U.S./China trade negotiations and stronger forward-looking economic data. Rates at the long end of the curve began to rise, and the yield curve steepened during the last months of 2019. Risk assets rallied and outperformed like-duration U.S. Treasuries during this time.

However, volatility reentered the picture in January 2020. An outbreak of the Coronavirus roiled equity and some areas of the bond markets. Investors became concerned about the potential economic impact of the virus. A flight to quality ensued, causing rates across much of the U.S. Treasury and municipal yield curve to fall during January and February of 2020, particularly at the long end. This helped to bolster returns for many securities and contributed to positive returns in the municipal debt market over the course of the period.

Massachusetts is doing well from an economic and credit perspective. Increases in a diversified base of revenue streams have been mitigating budgetary strains. Challenges remain regarding pension funding, but increased revenue flows have improved funding rates. Fiscal discipline keeps the state in a healthy financial condition.

Allocation and Issue Selection Decisions Bolster Fund Results

The fund’s return versus the Index was helped during the reporting period by its allocation to debt maturing in fifteen years and longer. The fund held a larger allocation than the benchmark of this debt in the curve segment with the highest returns, providing a tailwind to performance. From a credit rating standpoint, issue selection among credits rated AA or higher was additive again emphasizing the importance of the curve positioning mentioned above. An overweight to BBB rated debt also boosted results, as did security choices within the A rated category. From a sector perspective, credit selection within an overweight allocation to higher education bonds was positive, as was positioning among health care and tax-supported debt.

Conversely, investments in bonds maturing in the next couple of years constrained results along with the structural positioning of investments in housing and transportation bonds. Modest spread widening in select BBB names within the higher education and health care sectors provided a slight headwind.

Positioned for a Challenging Environment

It is our opinion that the world has changed since the end of February 2020. The fixed-income markets have weathered stress and volatility not seen since 2008. We believe liquidity is challenged in many markets, and that there are material dislocations across the investment universe. Consequently, deviations in portfolio performance relative to the Index have been amplified. As we write this, the fixed-income market has been experiencing a significant amount of turbulence, like all capital markets. Though the volatility is severe, we do not expect it will last very long. Given this environment, we remain well diversified across a wide array of sectors and are keeping an eye out for volatility which might give us an opportunity to add quality instruments to the portfolio at reduced valuations.

March 16, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

4   The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

5 The fund may continue to own investment grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest rate changes, and rate increases can cause price declines. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

7

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2019 through February 29, 2020, as provided by John F. Flahive and Gregory J. Conant, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 29, 2020, BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s Class M shares produced a total return of 2.76%, and Investor shares produced a total return of 2.64%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 2.47%,2 and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of 2.53% for the same period.3,4

Municipal bonds generally produced positive total returns over the reporting period, due to falling rates and demand supported by investors’ desire for tax-free income. The fund outperformed the Index due to curve positioning enhanced by both sector and credit quality allocation decisions and issue selection.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal, New York state, and New York City income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal, New York state, and New York City personal income taxes. These municipal bonds include those issued by New York state and New York City, as well as those issued by U.S. territories and possessions of the United States and the District of Columbia and the political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities.. Generally, the fund’s average effective portfolio maturity will be between three and ten years.

Central Bank Policy, Trade and Disease Influence Markets

Fixed-income instruments generally posted positive returns over the six months. Near the beginning of the period, the U.S. Federal Reserve (the “Fed”) began to cut the overnight federal funds lending rate. The Fed cut rates twice during the six months, each time by 25 basis points. These cuts occurred in September and October 2019. After the cuts, the Fed signaled it would pause, and expectations for better growth prospects in 2020 emerged due to progress in U.S./China trade negotiations and stronger forward-looking economic data. Rates at the long end of the curve began to rise, and the yield curve steepened during the last months of 2019. Risk assets rallied and outperformed like-duration Treasuries during this time.

However, volatility reentered the picture in January 2020. An outbreak of the coronavirus roiled equity and some areas of the bond markets. Investors became concerned about the potential economic impact of the virus. A flight to quality ensued, causing rates across much of the U.S. Treasury and municipal yield curve to fall during January and February of 2020, particularly at the long end. This helped to bolster returns for many securities and contributed to positive returns in the municipal debt market over the course of the period.

New York’s fiscal condition continues to benefit from a diverse economy. The state also employs strong fiscal controls and relatively high funding requirements for public pensions, when compared with other states. New York boasts a long history of being supportive to its bond holders.

Allocation and Issue Selection Decisions Bolster Fund Results

The fund’s return versus the Index was helped during the reporting period by its allocation to debt maturing between fifteen and twenty years. The fund held a larger allocation than the benchmark of this curve segment, providing a tailwind to performance. Investments in bonds maturing inside of five years to maturity were also helpful. From a credit rating standpoint, issue selection and duration positioning among credits with AA and A ratings were highly beneficial. An overweight to BBB rated debt was also helpful. From an issuer perspective, credit selection and allocation decisions among higher education bonds were positive, as was positioning among health care and tax-supported debt.

Conversely, issue selection and duration positioning within BBB rated debt constrained results, as did investments in bonds maturing in the front end of the curve. From an issuer perspective, investments in sectors such as prerefunded, multi-family housing and port bonds provided a headwind, as did incremental tax bonds.

Positioned for a Challenging Environment

It is our opinion that the world has changed since the end of February 2020. The fixed-income markets have weathered stress and volatility not seen since 2008. We believe liquidity is challenged in many markets, and that there are material dislocations across the investment universe. Consequently, deviations in portfolio performance relative to the Index have been amplified. As we write this, the fixed-income market has been experiencing a significant amount of turbulence, like all capital markets. Though the volatility is severe, we do not expect it will last very long. Given this environment, we remain well diversified across a wide array of sectors and are keeping an eye out for volatility which might give us an opportunity to add quality instruments to the portfolio at reduced valuations.

March 16, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New York residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 31, 2020, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, neither index is subject to charges, fees and other expenses and is not limited to investments principally in New York municipal obligations. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

8

For the period from September 1, 2019 through February 29, 2020, as provided by John F. Flahive, Portfolio Manager

Market and Fund Performance Overview

For the six-month period ended February 29, 2020, BNY Mellon Municipal Opportunities Fund’s Class M shares produced a total return of 3.68%, and Investor shares produced a total return of 3.55%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”), produced a total return of 3.04% for the same period.2

Municipal bonds generally produced positive total returns over the reporting period, due to falling rates and demand supported by investors’ desire for tax-free income. The fund outperformed the Index for the period, due in part of successful allocation and issue selection decisions.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. dollar-denominated fixed-income securities that provide income exempt from federal income tax (municipal bonds). While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denominated foreign-debt securities, such as Brady bonds and sovereign debt obligations.

The fund's portfolio manager seeks to deliver value-added excess returns (“alpha”) by applying an investment approach designed to identify and exploit relative value opportunities within the municipal bond market and other fixed-income markets. Although the fund seeks to be diversified by geography and sector, the fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.

Central Bank Policy, Trade and Disease Influence Markets

Fixed-income instruments generally posted positive returns over the six months. Near the beginning of the period, the U.S. Federal Reserve (the “Fed”) began to cut the overnight federal funds lending rate. The Fed cut rates twice during the six months, each time by 25 basis points. These cuts occurred in September and October 2019. After the cuts, the Fed signaled it would pause, and expectations for better growth prospects in 2020 emerged due to progress in U.S./China trade negotiations and stronger forward-looking economic data. Rates at the long end of the curve began to rise, and the yield curve steepened during the last months of 2019. Risk assets rallied and outperformed like-duration U.S. Treasuries during this time.

However, volatility reentered the picture in January 2020. An outbreak of the coronavirus roiled equity and some areas of the bond markets. Investors became concerned about the potential economic impact of the coronavirus. A flight to quality ensued, causing rates across much of the U.S. Treasury and municipal yield curve to fall during January and February of 2020, particularly at the long end. This helped to bolster returns for many securities and contributed to positive returns in the municipal debt market over the course of the period.

Allocation and Issue Selection Decisions Bolster Fund Results

Investments in long-dated maturity bonds made a significant contribution to the fund’s results versus the Index. Bonds maturing in twenty years and beyond bolstered results, with the largest positive attribution coming from debt maturing between twenty-five and thirty years. From a credit rating standpoint, issue selection and duration positioning within AA rated credits provided a tailwind to results, as did an overweight to BBB rated bonds. Duration positioning and issue selection within lower quality, higher yielding securities was also positive. From an issuer perspective, bonds issued by California contributed most to total return, followed by New York, Texas and Puerto Rico.

Conversely, issue selection and duration positioning within BBB rated debt constrained results, as did some bonds maturing in ten years. However, the largest performance headwind for the period came from interest rate hedging and futures instruments.

Positioned for a Challenging Environment

It is our opinion that the world has changed since the end of February. The fixed-income markets have weathered stress and volatility not seen since 2008. We believe liquidity is challenged in many markets, and that there are material dislocations across the investment universe. Consequently, deviations in portfolio performance relative to the Index have been amplified. As we write this, the fixed-income market has been experiencing a significant amount of turbulence, like all capital markets. Though the volatility is severe, we do not expect it will last very long. Given this environment, we remain well diversified across a wide array of sectors and are keeping an eye out for volatility which might give us an opportunity to add quality instruments to the portfolio at reduced valuations.

March 16, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Lipper Inc. — The Bloomberg Barclays U.S. Municipal Bond Index covers the U.S. dollar-denominated, long-term, tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest rate changes, and rate increases can cause price declines.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

9

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from September 1, 2019 to February 29, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended February 29, 2020
	Class M	Investor Shares
BNY Mellon National Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.52	$3.78
Ending value (after expenses)	$1,027.30	$1,026.10
Annualized expense ratio (%)	.50	.75
BNY Mellon National Short-Term Municipal Bond Fund
Expenses paid per $1,000†	$2.50	$3.75
Ending value (after expenses)	$1,011.60	$1,010.30
Annualized expense ratio (%)	.50	.75
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.58	$4.84
Ending value (after expenses)	$1,026.20	$1,025.80
Annualized expense ratio (%)	.71	.96
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.67	$3.93
Ending value (after expenses)	$1,025.70	$1,025.20
Annualized expense ratio (%)	.53	.78
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$2.97	$4.23
Ending value (after expenses)	$1,027.60	$1,026.40
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal Opportunities Fund
Expenses paid per $1,000†	$3.54	$4.81
Ending value (after expenses)	$1,036.80	$1,035.50
Annualized expense ratio (%)	.70	.95

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended February 29, 2020
	Class M	Investor Shares
BNY Mellon National Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.51	$3.77
Ending value (after expenses)	$1,022.38	$1,021.13
Annualized expense ratio (%)	.50	.75
BNY Mellon National Short-Term Municipal Bond Fund
Expenses paid per $1,000†	$2.51	$3.77
Ending value (after expenses)	$1,022.38	$1,021.13
Annualized expense ratio (%)	.50	.75
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.57	$4.82
Ending value (after expenses)	$1,021.33	$1,020.09
Annualized expense ratio (%)	.71	.96
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.66	$3.92
Ending value (after expenses)	$1,022.23	$1,020.98
Annualized expense ratio (%)	.53	.78
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$2.97	$4.22
Ending value (after expenses)	$1,021.93	$1,020.69
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal Opportunities Fund
Expenses paid per $1,000†	$3.52	$4.77
Ending value (after expenses)	$1,021.38	$1,020.14
Annualized expense ratio (%)	.70	.95

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

11

STATEMENT OF INVESTMENTS

February 29, 2020 (Unaudited)

BNY Mellon National Intermediate Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 102.5%
Alabama - 1.0%
Alabama 21st Century Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2021	1,240,000	1,299,582
Alabama 21st Century Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2020	1,500,000	1,514,400
Auburn University, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2030	5,000,000	6,018,000
Black Belt Energy Gas District, Revenue Bonds, Refunding (Project No. 4) Ser. A1	4.00	12/1/2025	16,500,000	19,000,575
				27,832,557
Alaska - .5%
Alaska, GO, Ser. A	5.00	8/1/2028	5,560,000	6,734,494
Alaska International Airports System, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2032	5,000,000	6,019,600
				12,754,094
Arizona - 2.8%
Arizona, COP, Refunding, Ser. A	5.00	10/1/2026	10,450,000	13,173,165
Arizona Health Facilities Authority, Revenue Bonds (Banner Health Obligated Group) (LOC; Bank of Tokyo-Mitsubishi UFJ) Ser. B	1.10	1/1/2046	5,400,000	[a] 5,400,000
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2049	2,000,000	2,278,040
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Community) Ser. A	5.00	1/1/2026	600,000	706,092
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Community) Ser. A	5.00	1/1/2027	525,000	628,703
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Community) Ser. A	5.00	1/1/2029	675,000	827,759
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Community) Ser. A	5.00	1/1/2028	1,000,000	1,211,060
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Community) Ser. A	5.00	1/1/2025	650,000	748,274
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Banner Health Obligated Group)	5.00	1/1/2034	10,000,000	12,331,300
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Banner Health Obligated Group)	5.00	1/1/2027	5,000,000	6,323,900
Maricopa County Special Health Care District, GO (Maricopa County Special Health Care District) Ser. C	5.00	7/1/2035	6,000,000	7,667,700
Maricopa County Special Health Care District, GO (Maricopa County Special Health Care District) Ser. C	5.00	7/1/2029	5,000,000	6,534,950
Mesa Utility System, Revenue Bonds, Refunding, Ser. B	4.00	7/1/2033	5,000,000	5,556,700
Phoenix Civic Improvement Corp., Revenue Bonds, Refunding, Ser. B	4.00	7/1/2028	10,000,000	11,299,900
The University of Arizona, Revenue Bonds, Refunding	5.00	8/1/2026	300,000	353,478
The University of Arizona, Revenue Bonds, Refunding	5.00	8/1/2025	305,000	350,009
The University of Arizona, Revenue Bonds, Refunding	5.00	8/1/2027	250,000	302,063
The University of Arizona, Revenue Bonds, Refunding	5.00	8/1/2029	400,000	503,200
The University of Arizona, Revenue Bonds, Refunding	5.00	8/1/2028	345,000	425,941
				76,622,234
California - 12.4%
Alameda Corridor Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.00	10/1/2035	2,050,000	2,526,256
Alameda Corridor Transportation Authority, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2036	1,500,000	1,834,725
Anaheim Housing & Public Improvement Authority, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2036	1,750,000	1,973,983
Anaheim Housing & Public Improvement Authority, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2035	2,485,000	2,805,490
Bay Area Toll Authority, Revenue Bonds, Refunding	4.00	4/1/2035	10,000,000	11,821,900

12

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 102.5% (continued)
California - 12.4% (continued)
Bay Area Toll Authority, Revenue Bonds, Refunding, Ser. A	2.63	4/1/2026	10,000,000	10,965,900
California, GO	5.25	9/1/2029	10,000,000	11,533,700
California, GO	5.25	10/1/2039	5,000,000	6,213,000
California, GO, Refunding	3.00	10/1/2033	5,000,000	5,724,500
California, GO, Refunding	4.00	9/1/2031	10,000,000	11,854,600
California, GO, Refunding	5.00	4/1/2031	9,900,000	13,247,487
California, GO, Refunding	5.00	4/1/2033	5,000,000	5,807,500
California, GO, Refunding	5.00	10/1/2029	5,000,000	6,222,050
California, GO, Refunding	5.00	10/1/2025	5,000,000	6,162,250
California, GO, Refunding	5.00	12/1/2023	2,500,000	2,894,375
California, GO, Refunding	5.00	12/1/2023	12,500,000	14,471,875
California, GO, Ser. A	2.38	10/1/2026	14,725,000	15,609,089
California Health Facilities Financing Authority, Revenue Bonds (City of Hope Obligated Group)	5.00	11/15/2049	5,375,000	6,613,292
California Health Facilities Financing Authority, Revenue Bonds (Lucile Salter Packard Children's Hospital at Stanford Obligated Group)	4.00	11/15/2047	1,120,000	1,262,990
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Adventist Health System Obligated Group) Ser. A	4.00	3/1/2033	7,500,000	8,119,650
California Health Facilities Financing Authority, Revenue Bonds, Refunding (St. Joseph Health System Obligated Group) Ser. A	5.00	7/1/2033	10,000,000	11,298,500
California Infrastructure & Economic Development Bank, Revenue Bonds, Ser. A	4.00	10/1/2045	8,275,000	9,561,928
Evergreen School District, GO	4.00	8/1/2041	5,000,000	5,675,150
Fairfield-Suisun Unified School District, GO, Refunding	5.00	8/1/2025	1,115,000	1,359,486
Fairfield-Suisun Unified School District, GO, Refunding	5.00	8/1/2026	1,170,000	1,472,363
Fairfield-Suisun Unified School District, GO, Refunding	5.00	8/1/2027	2,460,000	3,184,814
Fairfield-Suisun Unified School District, GO, Refunding	5.00	8/1/2024	1,060,000	1,248,945
Fairfield-Suisun Unified School District, GO, Refunding	5.00	8/1/2021	1,955,000	2,057,989
Fairfield-Suisun Unified School District, GO, Refunding	5.00	8/1/2022	2,055,000	2,250,019
Fairfield-Suisun Unified School District, GO, Refunding	5.00	8/1/2023	2,030,000	2,307,542
Glendale Unified School District, GO, Refunding	5.00	9/1/2024	650,000	759,701
Glendale Unified School District, GO, Refunding	5.00	9/1/2025	500,000	603,655
Glendale Unified School District, GO, Refunding	5.00	9/1/2026	500,000	621,890
Glendale Unified School District, GO, Refunding	5.00	9/1/2021	500,000	526,210
Glendale Unified School District, GO, Refunding	5.00	9/1/2022	715,000	779,414
Glendale Unified School District, GO, Refunding	5.00	9/1/2023	530,000	598,693
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2029	3,500,000	4,429,740
Golden Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2029	9,080,000	10,298,264
Golden Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2033	1,000,000	1,280,950
Golden Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2032	5,000,000	6,427,550
Long Beach Unified School District, GO, Ser. A	4.00	8/1/2038	10,300,000	11,939,142
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. A	5.00	5/15/2024	1,080,000	1,262,455
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. A	5.00	5/15/2025	1,240,000	1,496,668
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. A	5.00	5/15/2026	1,500,000	1,864,680
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. A	5.00	5/15/2023	825,000	932,267
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. B	5.00	5/15/2026	9,060,000	11,287,401

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.5% (continued)
California - 12.4% (continued)
New Haven Unified School District, GO (Insured; Assured Guaranty Corp.)	0.00	8/1/2033	4,000,000	[b]	3,122,560
Newport Mesa Unified School District, GO, Refunding	5.00	8/1/2026	1,060,000		1,333,194
Newport Mesa Unified School District, GO, Refunding	5.00	8/1/2025	1,300,000		1,584,297
Newport Mesa Unified School District, GO, Refunding	5.00	8/1/2024	1,000,000		1,177,790
Patterson Public Financing Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	6/1/2034	400,000		486,896
Patterson Public Financing Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	6/1/2035	420,000		510,208
Patterson Public Financing Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	6/1/2026	295,000		346,988
Patterson Public Financing Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	6/1/2033	385,000		470,374
Pittsburg Successor Agency Redevelopment Agency, Tax Allocation Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/1/2026	6,610,000		8,228,194
Port of Oakland, Revenue Bonds, Refunding, Ser. O	5.00	5/1/2023	1,875,000		1,961,569
Redondo Beach Unified School District, GO, Refunding	5.00	8/1/2030	930,000		1,252,226
Redondo Beach Unified School District, GO, Refunding	5.00	8/1/2029	875,000		1,183,796
Redondo Beach Unified School District, GO, Refunding	5.00	8/1/2027	805,000		1,038,909
Redondo Beach Unified School District, GO, Refunding	5.00	8/1/2028	840,000		1,111,169
Riverside County Transportation Commission, Revenue Bonds, Refunding, Ser. A	5.25	6/1/2023	5,000,000	[c]	5,747,650
Sacramento County Sanitation Districts Financing Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Corp.) Ser. B, 3 Month LIBOR x .67 +.53%	1.81	12/1/2035	10,000,000	[d]	9,792,100
Sacramento County Water Financing Authority, Revenue Bonds (Insured; National Public Finance Guarantee Corp.) Ser. B, 3 Month LIBOR x .67 +.55%	1.83	6/1/2034	8,000,000	[d]	7,699,200
San Diego County Regional Airport Authority, Revenue Bonds, Refunding	5.00	7/1/2028	2,000,000		2,634,520
San Diego County Regional Airport Authority, Revenue Bonds, Refunding	5.00	7/1/2030	1,000,000		1,372,960
San Diego County Regional Airport Authority, Revenue Bonds, Refunding	5.00	7/1/2029	2,000,000		2,693,780
San Francisco City & County, COP, Refunding (Moscone Convention Center Expansion Project) Ser. B	4.00	4/1/2037	7,000,000		8,054,620
San Francisco City & County Airport Commission, Revenue Bonds, Refunding, Ser. D	5.00	5/1/2024	4,375,000		5,103,525
San Francisco City & County Airport Commission, Revenue Bonds, Refunding, Ser. G	5.00	5/1/2027	2,500,000		3,183,800
San Francisco Community College District, GO, Refunding	5.00	6/15/2029	5,000,000		6,056,650
Southern California Public Power Authority, Revenue Bonds (Apex Power Project) Ser. A	5.00	7/1/2033	3,380,000		3,961,799
Southern California Public Power Authority, Revenue Bonds (Project No. 1) Ser. A	5.25	11/1/2020	4,000,000		4,115,720
Southern California Tobacco Securitization Authority, Revenue Bonds, Refunding (San Diego County Tobacco Asset Securitization Corp.)	5.00	6/1/2037	1,000,000		1,283,750
Southern California Tobacco Securitization Authority, Revenue Bonds, Refunding (San Diego County Tobacco Asset Securitization Corp.)	5.00	6/1/2034	500,000		647,930
University of California, Revenue Bonds, Refunding (Limited Project) Ser. I	5.00	5/15/2030	11,000,000		13,358,070
				342,704,272

14

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 102.5% (continued)
Colorado - 2.4%
Adams & Arapahoe Joint School District 28J Aurora, GO, Refunding (Insured; State Aid Withholding) Ser. A	5.00	12/1/2030	5,000,000	6,288,800
Colorado Energy Public Authority, Revenue Bonds	6.13	11/15/2023	4,470,000	4,957,588
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Adventist Health System Obligated Group)	4.00	11/15/2038	4,000,000	4,793,840
Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group) Ser. B	5.00	8/1/2025	5,000,000	5,914,050
Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group) Ser. B2	5.00	8/1/2026	5,000,000	6,065,250
Colorado Housing & Finance Authority, Revenue Bonds (Insured; Government National Mortgage Association) Ser. F	4.25	11/1/2049	4,925,000	5,547,175
Colorado Housing & Finance Authority, Revenue Bonds, Ser. B	3.75	5/1/2050	5,000,000	5,552,950
Denver City & County Airport System, Revenue Bonds, Ser. A	5.00	11/15/2033	5,000,000	5,627,100
Regional Transportation District, COP, Refunding	5.00	6/1/2029	2,000,000	2,687,540
Regional Transportation District, COP, Refunding	5.00	6/1/2030	3,000,000	4,018,050
Regional Transportation District, COP, Refunding	5.00	6/1/2028	2,000,000	2,626,920
Regional Transportation District, COP, Refunding	5.00	6/1/2031	3,210,000	4,283,039
Regional Transportation District, COP, Refunding	5.00	6/1/2027	2,000,000	2,560,460
Regional Transportation District, COP, Refunding, Ser. A	5.50	6/1/2022	450,000	455,180
University of Colorado, Revenue Bonds, Refunding (Green Bond) Ser. C	2.00	10/15/2024	5,500,000	5,777,475
				67,155,417
Connecticut - .7%
Connecticut, GO, Ser. B	4.00	6/15/2030	3,000,000	3,389,820
Connecticut Health & Educational Facilities Authority, Revenue Bonds (Connecticut College) Ser. H1	5.00	7/1/2041	1,045,000	1,094,732
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Fairfield University) Ser. R	3.25	7/1/2035	1,785,000	1,911,771
Connecticut Housing Finance Authority, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. D1	4.00	11/15/2047	2,055,000	2,220,489
Connecticut Special Tax, Revenue Bonds, Ser. A	5.00	9/1/2028	1,070,000	1,330,470
Connecticut Special Tax, Revenue Bonds, Ser. A	5.00	9/1/2030	7,055,000	8,715,747
				18,663,029
Delaware - .3%
Delaware River & Bay Authority, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2024	1,000,000	1,155,460
Delaware River & Bay Authority, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2023	1,500,000	1,673,100
University of Delaware, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2023	5,440,000	[c] 6,153,565
				8,982,125
District of Columbia - 2.3%
District of Columbia, Revenue Bonds, Refunding (Friendship Public Charter School)	5.00	6/1/2036	3,200,000	3,774,592
District of Columbia, Revenue Bonds, Refunding (Kipp DC Project) Ser. B	5.00	7/1/2037	1,010,000	1,239,048
District of Columbia, Revenue Bonds, Refunding (The Georgetown University)	5.00	4/1/2034	1,035,000	1,286,557
District of Columbia, Revenue Bonds, Refunding, (KIPP DC Obligated Group) Ser. A	5.00	7/1/2042	5,955,000	7,224,785
District of Columbia, Revenue Bonds, Refunding, (KIPP DC Obligated Group) Ser. A	5.00	7/1/2037	4,925,000	6,041,891
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding	5.00	10/1/2026	1,000,000	1,246,120
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding	5.00	10/1/2027	15,495,000	19,758,604
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2028	8,500,000	11,077,965

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.5% (continued)
District of Columbia - 2.3% (continued)
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. B	4.00	10/1/2036	1,250,000		1,506,438
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. B	4.00	10/1/2037	1,650,000		1,981,881
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. B	4.00	10/1/2038	1,000,000		1,197,500
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. C	5.00	10/1/2024	2,500,000		2,660,650
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. C	5.00	10/1/2023	4,250,000		4,523,105
				63,519,136
Florida - 4.4%
Alachua County Health Facilities Authority, Revenue Bonds, Refunding (Shands Teaching Hospital & Clinics Obligated Group)	5.00	12/1/2026	5,000,000		6,142,450
Florida Turnpike Authority, Revenue Bonds, Refunding, Ser. C	4.50	7/1/2040	8,710,000		9,655,558
Jacksonville, Revenue Bonds, Refunding (Better Jacksonville)	5.00	10/1/2021	2,500,000		2,661,025
Lee County Airport, Revenue Bonds, Refunding, Ser. A	5.50	10/1/2024	5,000,000		5,320,850
Lee County Airport, Revenue Bonds, Refunding, Ser. A	5.50	10/1/2023	3,565,000		3,793,766
Miami-Dade County Aviation, Revenue Bonds, Refunding, Ser. A	5.50	10/1/2020	3,165,000	[c]	3,251,120
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2034	10,110,000		12,161,521
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2032	5,000,000		6,040,050
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2031	3,000,000		3,634,620
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2033	5,150,000		6,205,904
Orange County Convention Center, Revenue Bonds, Refunding	4.00	10/1/2031	5,000,000		5,847,900
Orange County Health Facilities Authority, Revenue Bonds, Refunding (Orlando Health Obligated Group)	5.00	10/1/2025	3,000,000		3,640,620
Orange County Health Facilities Authority, Revenue Bonds, Refunding (Orlando Health Obligated Group)	5.00	10/1/2026	3,000,000		3,740,520
Orange County School Board, COP, Refunding, Ser. C	5.00	8/1/2031	10,000,000		12,050,500
Palm Beach County School District, COP, Refunding, Ser. C	5.00	8/1/2031	10,000,000		11,671,200
Palm Beach County School District, COP, Refunding, Ser. D	5.00	8/1/2030	7,840,000		9,430,814
Palm Beach County School District, COP, Refunding, Ser. D	5.00	8/1/2031	2,855,000		3,423,802
Tampa Sports Authority, Revenue Bonds, Refunding	5.00	1/1/2024	90,000		104,139
The Miami-Dade County School Board, COP, Refunding, Ser. A	5.00	5/1/2032	5,475,000		6,462,909
The Miami-Dade County School Board, COP, Refunding, Ser. A	5.00	5/1/2026	5,600,000		6,753,992
				121,993,260
Georgia - 1.6%
Columbia County Water & Sewerage, Revenue Bonds, Refunding	5.00	6/1/2026	800,000		1,001,712
Columbia County Water & Sewerage, Revenue Bonds, Refunding	5.00	6/1/2029	1,140,000		1,542,523
Columbia County Water & Sewerage, Revenue Bonds, Refunding	5.00	6/1/2031	1,240,000		1,706,662
Columbia County Water & Sewerage, Revenue Bonds, Refunding	5.00	6/1/2025	300,000		364,119
DeKalb County Water & Sewerage, Revenue Bonds, Ser. A	5.25	10/1/2036	3,500,000		3,737,440
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2028	2,510,000		3,162,600
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2026	3,000,000		3,636,720
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2027	2,500,000		3,093,000
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2029	4,940,000		6,328,041
Main Street Natural Gas, Revenue Bonds, Ser. A	6.38	7/15/2038	1,335,000	[e]	13
Main Street Natural Gas, Revenue Bonds, Ser. A	4.00	9/1/2023	5,000,000		5,506,200

16

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 102.5% (continued)
Georgia - 1.6% (continued)
Main Street Natural Gas, Revenue Bonds, Ser. C	4.00	12/1/2023	5,000,000	5,536,800
The Burke County Development Authority, Revenue Bonds (Georgia Power Company Plant Vogtle Project)	2.35	12/11/2020	7,500,000	7,565,475
				43,181,305
Idaho - .5%
Idaho Health Facilities Authority, Revenue Bonds, Refunding (Trinity Health Corp. Obligated Group) Ser. D	5.00	6/1/2022	5,000,000	[c] 5,462,600
University of Idaho, Revenue Bonds, Refunding, Ser. 2011	5.25	4/1/2021	9,075,000	9,463,773
				14,926,373
Illinois - 6.3%
Chicago II, GO, Refunding, Ser. 2005D	5.50	1/1/2037	3,500,000	4,082,470
Chicago II, GO, Refunding, Ser. 2007F	5.50	1/1/2035	3,750,000	4,385,737
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2026	3,000,000	3,541,200
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2028	5,000,000	6,153,250
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2029	3,000,000	3,758,310
Chicago II, GO, Ser. 2002B	5.25	1/1/2022	1,000,000	1,069,410
Chicago II, GO, Ser. A	5.00	1/1/2026	3,000,000	3,474,120
Chicago II, GO, Ser. A	5.00	1/1/2024	4,500,000	5,062,545
Chicago Il Wastewater Transmission, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2024	3,000,000	3,411,660
Chicago Il Wastewater Transmission, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2025	2,110,000	2,460,956
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2025	4,450,000	5,316,415
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2033	1,000,000	1,182,740
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2024	5,000,000	5,779,350
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2037	3,000,000	3,842,190
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2022	4,615,000	4,960,710
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2023	2,000,000	2,231,400
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2025	7,055,000	7,852,356
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2026	2,000,000	2,464,420
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2027	2,500,000	3,066,150
Cook County School District No. 100, GO, Refunding (Insured; Build America Mutual) Ser. C	5.00	12/1/2024	1,720,000	1,997,883
Cook ll County Sales Tax, Revenue Bonds, Refunding	5.00	11/15/2033	6,050,000	7,582,707
DuPage & Cook Counties Township High School District No. 86 , GO	4.00	1/15/2035	5,205,000	6,115,667
DuPage & Cook Counties Township High School District No. 86 , GO	4.00	1/15/2033	2,000,000	2,364,880
Illinois, GO, Refunding	5.00	2/1/2026	5,000,000	6,007,750
Illinois, GO, Refunding	5.00	2/1/2021	5,000,000	5,179,500
Illinois, GO, Refunding	5.00	8/1/2025	3,485,000	3,802,553
Illinois, GO, Refunding	5.00	8/1/2023	5,000,000	5,634,700
Illinois, GO, Refunding, Ser. A	5.00	10/1/2023	1,200,000	1,359,600
Illinois, GO, Refunding, Ser. A	5.00	10/1/2022	2,000,000	2,195,040
Illinois, GO, Refunding, Ser. A	5.00	10/1/2025	4,000,000	4,787,040
Illinois, GO, Refunding, Ser. A	5.00	10/1/2024	2,000,000	2,328,560
Illinois, Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	6.00	6/15/2025	2,625,000	3,253,556

17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 102.5% (continued)
Illinois - 6.3% (continued)
Illinois, Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	6.00	6/15/2026	4,290,000	5,489,913
Illinois, Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	6.00	6/15/2024	5,030,000	6,018,797
Illinois Finance Authority, Revenue Bonds, Refunding (OSF Healthcare System Obligated Group) (LOC; JPMorgan Chase Bank NA) Ser. B	1.22	11/15/2037	1,400,000	[a] 1,400,000
Illinois Toll Highway Authority, Revenue Bonds, Refunding	5.00	1/1/2028	5,000,000	6,456,200
Illinois Toll Highway Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2031	5,000,000	6,077,150
Kane Cook & DuPage Counties Community College District No. 509, GO, Refunding	3.00	12/15/2032	5,000,000	5,452,650
Kendall County Forest Preserve District, GO, Refunding (Insured; Build America Mutual)	4.00	1/1/2027	2,270,000	2,508,645
St. Clair County Community Unit School District No. 19, GO, Refunding, Ser. B	5.00	2/1/2029	2,235,000	2,569,401
Will Grundy Etc Counties Community College District No. 525, GO, Refunding	3.00	1/1/2029	9,305,000	9,995,338
				172,672,919
Indiana - .7%
Indiana Finance Authority, Revenue Bonds (Goshen Health Obligated Group) Ser. B	2.10	11/1/2026	2,700,000	2,806,218
Indiana Finance Authority, Revenue Bonds, Refunding (Goshen Health Obligated Group) Ser. A	5.00	11/1/2028	775,000	995,829
Indiana Finance Authority, Revenue Bonds, Refunding (Goshen Health Obligated Group) Ser. A	5.00	11/1/2027	740,000	933,717
Whiting, Revenue Bonds, Refunding (BP Products North America)	5.00	6/5/2026	12,500,000	15,301,250
				20,037,014
Iowa - .3%
Iowa Finance Authority, Revenue Bonds, Refunding (LOC; JPMorgan Chase Bank NA) Ser. S	1.19	2/15/2041	1,300,000	[a] 1,300,000
PEFA, Revenue Bonds (PEFA Gas Project)	5.00	9/1/2026	7,000,000	8,568,630
				9,868,630
Kansas - .5%
Kansas Department of Transportation, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2028	6,000,000	7,108,740
Kansas Department of Transportation, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2027	5,000,000	5,926,000
				13,034,740
Kentucky - 2.7%
Kentucky Bond Development Corp., Revenue Bonds (Insured; Build America Mutual)	5.00	9/1/2031	2,645,000	3,501,398
Kentucky Bond Development Corp., Revenue Bonds (Insured; Build America Mutual)	5.00	9/1/2032	2,780,000	3,662,594
Kentucky Bond Development Corp., Revenue Bonds (Insured; Build America Mutual)	5.00	9/1/2030	2,515,000	3,343,189
Kentucky Bond Development Corp., Revenue Bonds (Insured; Build America Mutual)	5.00	9/1/2028	2,275,000	2,946,648
Kentucky Bond Development Corp., Revenue Bonds (Insured; Build America Mutual)	5.00	9/1/2029	2,395,000	3,164,513
Kentucky Property & Building Commission, Revenue Bonds (Project No. 112) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	2/1/2028	5,150,000	6,250,246
Kentucky Property & Building Commission, Revenue Bonds (Project No. 112) Ser. A	5.00	2/1/2031	3,000,000	3,610,050
Kentucky Property & Building Commission, Revenue Bonds (Project No. 122) Ser. A	4.00	11/1/2037	500,000	571,975

18

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.5% (continued)
Kentucky - 2.7% (continued)
Kentucky Property & Building Commission, Revenue Bonds (Project No. 122) Ser. A	4.00	11/1/2038	500,000		570,460
Kentucky Property & Building Commission, Revenue Bonds (Project No. 122) Ser. A	4.00	11/1/2034	750,000		866,985
Kentucky Property & Building Commission, Revenue Bonds (Project No. 122) Ser. A	4.00	11/1/2035	500,000		575,055
Kentucky Property & Building Commission, Revenue Bonds (Project No. 122) Ser. A	4.00	11/1/2036	750,000		860,670
Kentucky Property & Building Commission, Revenue Bonds (Project No. 122) Ser. A	5.00	11/1/2033	1,000,000		1,276,540
Kentucky Property & Building Commission, Revenue Bonds, Refunding (Project No. 112) Ser. B	5.00	11/1/2026	5,000,000		6,200,700
Kentucky Property & Building Commission, Revenue Bonds, Refunding (Project No. 112) Ser. B	5.00	11/1/2025	7,475,000		9,034,509
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	4.00	6/1/2026	10,000,000		11,665,600
Kentucky Public Energy Authority, Revenue Bonds, Ser. A1	4.00	6/1/2025	8,000,000		9,109,200
Kentucky Turnpike Authority, Revenue Bonds (Revitalization Project) Ser. A	5.00	7/1/2031	675,000		761,123
Kentucky Turnpike Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2027	5,000,000		6,172,350
				74,143,805
Louisiana - .4%
East Baton Rouge Parish Industrial Development Board, Revenue Bonds (Exxon Mobil Project) Ser. A	1.18	8/1/2035	3,100,000	[a]	3,100,000
Louisiana, GO, Refunding, Ser. C	5.00	8/1/2026	5,000,000		5,886,500
St. John the Baptist Parish, Revenue Bonds, Refunding (Marathon Oil)	2.20	7/1/2026	2,000,000		2,104,320
				11,090,820
Maine - .2%
Maine Governmental Facilities Authority, Revenue Bonds, Ser. A	4.00	10/1/2034	1,880,000		2,229,530
University of Maine, Revenue Bonds, Refunding	5.00	3/1/2027	3,085,000		3,451,035
				5,680,565
Maryland - 2.7%
Anne Arundel County, GO	5.00	10/1/2025	7,205,000		8,853,288
Anne Arundel County, GO, Refunding	5.00	4/1/2030	4,640,000		5,222,970
Maryland, GO	4.00	6/1/2027	18,700,000		21,173,075
Maryland Community Development Administration, Revenue Bonds, Refunding, Ser. B	4.00	9/1/2049	4,920,000		5,484,176
Maryland Economic Development Corp., Revenue Bonds (Purple Line Light Rail Project)	5.00	3/31/2024	6,000,000		6,385,020
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (LOC; TD Bank NA) Ser. B	1.08	4/1/2035	2,400,000	[a]	2,400,000
Montgomery County, GO, Refunding, Ser. A	5.00	11/1/2024	10,000,000	[c]	11,948,100
Montgomery County, GO, Refunding, Ser. B	4.00	12/1/2030	12,000,000		13,336,800
				74,803,429
Massachusetts - 1.4%
Massachusetts, GO, Refunding, Ser. A, 3 Month LIBOR x .67 +.55%	1.73	11/1/2025	5,000,000	[d]	5,012,100
Massachusetts, GO, Ser. C	4.00	2/1/2029	5,000,000		5,606,150
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College)	5.00	1/1/2035	2,000,000		2,330,780
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emmanuel College) Ser. A	5.00	10/1/2033	5,000,000		6,064,400
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2031	620,000		796,061
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2032	770,000		988,911

19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 102.5% (continued)
Massachusetts - 1.4% (continued)
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2033	800,000	1,023,424
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2030	700,000	904,092
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2035	1,000,000	1,219,110
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2036	1,010,000	1,229,726
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2034	1,000,000	1,221,110
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding, Ser. A	5.75	8/1/2029	380,000	381,417
University of Massachusetts Building Authority, Revenue Bonds, Ser. 1	4.00	11/1/2043	10,000,000	10,754,000
				37,531,281
Michigan - 1.9%
Byron Center Public Schools, GO, Refunding	5.00	5/1/2030	1,480,000	1,954,503
Byron Center Public Schools, GO, Refunding	5.00	5/1/2029	745,000	988,637
Byron Center Public Schools, GO, Refunding	5.00	5/1/2026	1,535,000	1,894,727
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2032	1,000,000	1,140,600
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2031	1,000,000	1,141,800
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2029	1,350,000	1,548,018
Michigan Building Authority, Revenue Bonds, Refunding, Ser. IA	5.00	10/15/2022	2,400,000	2,660,520
Michigan Building Authority, Revenue Bonds, Refunding, Ser. IA	5.00	10/15/2033	5,000,000	5,693,150
Michigan Building Authority, Revenue Bonds, Refunding, Ser. IA	5.00	10/15/2029	10,000,000	11,414,900
Michigan Finance Authority, Revenue Bonds, Refunding (Great Lakes Water Authority) (Insured; Assured Guaranty Municipal Corp.) Ser. C3	5.00	7/1/2026	1,875,000	2,206,837
Michigan Finance Authority, Revenue Bonds, Refunding (Great Lakes Water Authority) (Insured; Assured Guaranty Municipal Corp.) Ser. C3	5.00	7/1/2028	2,500,000	2,936,575
Michigan Finance Authority, Revenue Bonds, Refunding (Great Lakes Water Authority) (Insured; Assured Guaranty Municipal Corp.) Ser. C3	5.00	7/1/2027	3,000,000	3,531,030
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. D2	5.00	7/1/2026	2,500,000	2,942,450
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Corp. Obligated Group)	4.00	12/1/2035	2,500,000	3,024,775
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Corp. Obligated Group)	4.00	12/1/2036	3,000,000	3,620,820
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Corp. Obligated Group)	5.00	6/1/2022	5,000,000	[c] 5,462,600
				52,161,942
Minnesota - .2%
Minnesota Housing Finance Agency, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. B	4.00	7/1/2047	1,385,000	1,493,307
White Bear Lake Independent School District No. 624, GO, Ser. A	3.00	2/1/2035	5,000,000	5,489,400
				6,982,707

20

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 102.5% (continued)
Mississippi - .6%
Mississippi Business Finance Corp., Revenue Bonds (Chevron USA Project) Ser. B	1.10	12/1/2030	8,500,000	[a] 8,500,000
Mississippi Business Finance Corp., Revenue Bonds (Chevron USA Project) Ser. L	1.10	11/1/2035	3,800,000	[a] 3,800,000
The University of Southern Mississippi, Revenue Bonds, Refunding (Facilities Refinancing Project)	5.00	9/1/2025	250,000	304,265
West Rankin Utility Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2033	1,650,000	1,945,070
West Rankin Utility Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2032	1,000,000	1,180,420
West Rankin Utility Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2030	1,105,000	1,306,530
				17,036,285
Missouri - 1.3%
Missouri Environmental Improvement & Energy Resources Authority, Revenue Bonds, Refunding (Escrowed to Maturity) Ser. A	5.00	7/1/2023	75,000	85,217
Missouri Environmental Improvement & Energy Resources Authority, Revenue Bonds, Refunding (Escrowed to Maturity) Ser. A	5.00	7/1/2022	65,000	71,235
Missouri Environmental Improvement & Energy Resources Authority, Revenue Bonds, Refunding (Escrowed to Maturity) Ser. A	5.00	7/1/2021	45,000	47,479
Missouri Highways & Transportation Commission, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2023	24,625,000	27,879,194
The Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (Mercy Health) Ser. A	5.00	6/1/2028	6,000,000	7,781,760
				35,864,885
Montana - .1%
Montana Board of Housing, Revenue Bonds, Ser. A2	3.50	6/1/2044	3,205,000	3,401,050
Nebraska - .1%
Lincoln Electric System, Revenue Bonds, Refunding	5.00	9/1/2030	1,650,000	2,097,464
Nevada - 1.8%
Clark County Department of Aviation, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2040	1,145,000	1,361,336
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	6/15/2029	5,280,000	6,643,877
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.00	6/15/2028	5,000,000	6,504,400
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.00	6/15/2033	5,000,000	6,396,850
Clark County School District, GO, Refunding, Ser. A	5.00	6/15/2024	5,000,000	5,865,750
Clark County School District, GO, Refunding, Ser. C	5.00	6/15/2027	5,000,000	6,113,150
Clark County School District, GO, Ser. B	5.00	6/15/2028	10,005,000	12,969,582
Nevada Housing Division, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. A	4.00	4/1/2049	3,100,000	3,457,926
				49,312,871
New Jersey - 6.0%
Bergen County, GO, Refunding	3.00	7/15/2028	3,025,000	3,455,881
New Jersey, GO	5.00	6/1/2027	2,000,000	2,554,020
New Jersey Economic Development Authority, Revenue Bonds, Refunding	5.00	6/15/2024	5,000,000	5,392,150
New Jersey Economic Development Authority, Revenue Bonds, Refunding	5.00	6/15/2023	5,000,000	5,400,550
New Jersey Economic Development Authority, Revenue Bonds, Refunding	5.00	6/15/2021	10,000,000	10,473,200
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; American Municipal Bond Assurance Corp.) Ser. K	5.25	12/15/2020	5,000,000	5,167,300

21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 102.5% (continued)
New Jersey - 6.0% (continued)
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	3/1/2025	13,000,000	14,447,680
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. N1	5.50	9/1/2023	10,000,000	11,485,200
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. PP	5.00	6/15/2020	5,000,000	5,057,100
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Barnabas Health Obligated Group) Ser. A	5.00	7/1/2024	3,005,000	3,286,749
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Barnabas Health Obligated Group) Ser. A	5.00	7/1/2022	1,830,000	2,006,924
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Trinitas Regional Medical Center Obligated Group)	5.00	7/1/2025	1,060,000	1,254,881
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Trinitas Regional Medical Center Obligated Group)	5.00	7/1/2026	1,000,000	1,211,990
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Trinitas Regional Medical Center Obligated Group)	5.00	7/1/2024	1,000,000	1,152,810
New Jersey Transportation Trust Fund Authority, Revenue Bonds (Insured; National Public Finance Guarantee Corp.) Ser. A	5.75	6/15/2025	4,245,000	5,163,915
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	5.00	12/15/2027	2,250,000	2,818,305
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	5.00	12/15/2028	5,000,000	6,370,250
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. B	5.50	12/15/2021	10,000,000	10,769,200
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2027	10,000,000	12,525,800
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.25	12/15/2021	3,000,000	3,217,560
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. B	5.50	6/15/2031	5,000,000	5,275,900
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. S	5.00	6/15/2031	1,725,000	2,175,639
Ocean, GO, Refunding	3.00	9/15/2031	5,000,000	5,484,550
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2033	12,000,000	15,115,680
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2034	8,000,000	10,058,480
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2030	5,000,000	6,362,300
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2032	6,000,000	7,537,860
				165,221,874
New Mexico - .1%
New Mexico Finance Authority, Revenue Bonds (New Mexico Finance Authority Public Project) Ser. C	5.00	6/1/2029	1,615,000	1,951,405
New York - 14.7%
Hudson Yards Infrastructure Corp., Revenue Bonds, Refunding, Ser. A	5.00	2/15/2033	5,000,000	6,311,850
Metropolitan Transportation Authority, Revenue Bonds (Green Bond) Ser. A	5.00	11/15/2035	10,000,000	12,608,100
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) (Insured; Assured Guaranty Municipal Corp.)	5.00	11/15/2038	8,445,000	11,064,048

22

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.5% (continued)
New York - 14.7% (continued)
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. A1	5.00	11/15/2024	10,000,000		11,770,200
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. B2	5.25	11/15/2033	5,000,000		6,560,950
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2034	11,930,000		15,142,272
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2026	10,185,000		12,777,184
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. D	5.00	11/15/2037	1,580,000		1,989,884
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. D	5.00	11/15/2031	10,000,000		12,443,200
Metropolitan Transportation Authority Hudson Rail Yards Trust, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2051	5,000,000		5,318,550
Nassau County, GO, Refunding, Ser. B	5.00	4/1/2036	4,000,000		4,970,680
Nassau County, GO, Refunding, Ser. C	5.00	10/1/2028	10,000,000		12,904,700
New York City, GO (LOC; Mizuho Bank) Ser. G6	1.09	4/1/2042	3,500,000	[a]	3,500,000
New York City, GO, Refunding (LOC; Landesbank Hessen-Thuringen Girozentrale) Ser. J6	1.13	8/1/2024	900,000	[a]	900,000
New York City, GO, Refunding, Ser. A	5.00	8/1/2024	5,000,000		5,900,650
New York City, GO, Refunding, Ser. G	5.00	8/1/2023	5,000,000		5,708,650
New York City Housing Development Corp., Revenue Bonds	2.15	11/1/2028	1,290,000		1,363,788
New York City Housing Development Corp., Revenue Bonds, Ser. A1	3.38	11/15/2029	3,000,000		3,212,730
New York City Housing Development Corp., Revenue Bonds, Ser. B2	5.25	7/1/2032	10,000,000		11,274,500
New York City Transitional Finance Authority, Revenue Bonds	5.25	8/1/2037	10,000,000		13,076,500
New York City Transitional Finance Authority, Revenue Bonds (Insured; State Aid Withholding) Ser. S3	5.25	7/15/2036	10,000,000		13,134,000
New York City Transitional Finance Authority, Revenue Bonds, Ser. A2	5.00	8/1/2035	5,295,000		6,757,426
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. B4	1.18	6/15/2045	2,400,000	[a]	2,400,000
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. DD	4.50	6/15/2039	1,000,000		1,141,310
New York Counties Tobacco Trust VI, Revenue Bonds, Refunding, Ser. A2B	5.00	6/1/2045	1,250,000		1,368,225
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	15,400,000	[f]	17,351,642
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 2-3 World Trade Center Project)	5.15	11/15/2034	3,500,000	[f]	4,022,655
New York State Dormitory Authority, Revenue Bonds, Refunding (Insured; State Aid Withholding) Ser. A	5.00	10/1/2030	5,000,000		6,429,150
New York State Dormitory Authority, Revenue Bonds, Refunding (State University of New York) Ser. A	5.00	7/1/2032	10,000,000		12,022,800
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	5.00	3/15/2034	2,500,000		2,900,550
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	5.00	3/15/2033	7,000,000		8,749,160
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. C	5.00	3/15/2031	5,165,000		6,031,325
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. D	4.00	2/15/2038	3,440,000		4,202,923
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. E	5.00	3/15/2048	10,260,000		13,047,539
New York State Dormitory Authority, Revenue Bonds, Ser. A	5.00	3/15/2033	5,685,000		7,109,661
New York State Dormitory Authority, Revenue Bonds, Ser. B	5.00	2/15/2033	20,000,000		23,841,000

23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.5% (continued)
New York - 14.7% (continued)
New York State Housing Finance Agency, Revenue Bonds (505 West 37) (LOC; Landesbank Hessen-Thuringen Girozentrale) Ser. A	1.22	5/1/2042	2,300,000	[a]	2,300,000
New York State Thruway Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	1/1/2040	10,000,000		12,054,800
New York State Thruway Authority, Revenue Bonds, Refunding, Ser. K	5.00	1/1/2032	3,000,000		3,569,250
New York State Urban Development Corp., Revenue Bonds (Insured; National Public Finance Guarantee Corp.) Ser. A2	5.50	3/15/2024	10,000,000		11,873,800
New York State Urban Development Corp., Revenue Bonds (State of New York Personal Income Tax) Ser. C	5.00	3/15/2029	10,000,000		11,230,400
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2025	20,000,000		23,367,400
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.00	7/1/2046	2,500,000		2,877,850
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.00	7/1/2041	2,000,000		2,309,760
Oneida County Local Development Corp., Revenue Bonds, Refunding (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	4.00	12/1/2033	1,200,000		1,443,960
Oneida County Local Development Corp., Revenue Bonds, Refunding (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	4.00	12/1/2032	1,000,000		1,206,170
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 207	5.00	9/15/2024	10,000,000		11,752,700
Suffolk County, GO (Insured; Build America Mutual) Ser. A	4.00	4/1/2032	4,780,000		5,539,829
Suffolk County, GO, Refunding (Insured; Build America Mutual) Ser. D	4.00	10/15/2028	4,810,000		5,744,823
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A	0.00	11/15/2029	10,000,000	[b]	8,492,700
Troy Capital Resource Corp., Revenue Bonds, Refunding	5.00	9/1/2031	1,625,000		2,157,837
Troy Capital Resource Corp., Revenue Bonds, Refunding	5.00	9/1/2030	1,400,000		1,863,834
TSASC, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2023	5,000,000		5,614,350
Utility Debt Securitization Authority, Revenue Bonds, Refunding Ser. TE	5.00	12/15/2026	2,500,000		2,898,425
				405,605,690
North Carolina - .6%
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2033	3,400,000		4,397,288
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2032	3,780,000		4,899,901
Wake County, GO, Refunding, Ser. B	4.00	5/1/2031	3,245,000		3,553,372
Wake County, GO, Refunding, Ser. B	4.00	5/1/2030	3,000,000		3,288,210
				16,138,771
Ohio - 1.3%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. A2	5.00	6/1/2032	3,000,000		4,027,050
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. A2	5.00	6/1/2029	4,250,000		5,689,432
Hamilton County Sewer System, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2029	2,250,000		2,677,005
Hamilton County Sewer System, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2026	3,500,000		4,028,290
Ohio, Revenue Bonds, Refunding (University Hospitals Health System Obligated Group) (LOC; PNC Bank NA) Ser. A	1.17	1/15/2046	1,000,000	[a]	1,000,000
Ohio Air Quality Development Authority, Revenue Bonds, Refunding	2.60	10/1/2029	2,500,000		2,591,500

24

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.5% (continued)
Ohio - 1.3% (continued)
Ohio Air Quality Development Authority, Revenue Bonds, Refunding (American Electric Power Co.) Ser. A	2.10	10/1/2024	6,000,000		6,158,940
Ohio Housing Finance Agency, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. A	4.50	3/1/2047	1,795,000		1,982,075
Ohio Housing Finance Agency, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. D	4.00	3/1/2047	4,080,000		4,403,340
Warrensville Heights City School District, GO (Insured; Build America Mutual) Ser. A	5.00	12/1/2044	2,040,000		2,374,642
				34,932,274
Oregon - 1.8%
Multnomah & Clackamas Counties School District No. 10, GO (Insured; School Board Guaranty) Ser. B	5.00	6/15/2030	10,000,000		12,773,000
Oregon Housing & Community Services Department, Revenue Bonds, Ser. A	4.00	1/1/2047	3,285,000		3,519,056
Portland Sewer System, Revenue Bonds, Ser. A	4.50	5/1/2037	13,635,000		16,162,793
Portland Sewer System, Revenue Bonds, Ser. A	4.50	5/1/2033	11,435,000		13,640,811
Salem Hospital Facility Authority, Revenue Bonds, Refunding (Salem Health Obligated Group) Ser. A	5.00	5/15/2038	2,095,000		2,681,432
				48,777,092
Pennsylvania - 9.8%
Chambersburg Area School District, GO, Refunding (Insured; State Aid Withholding)	4.00	3/1/2028	2,435,000		2,910,068
Chartiers Valley School District, GO (Insured; State Aid Withholding) Ser. B	5.00	10/15/2040	1,250,000		1,473,900
Chester County Health & Education Facilities Authority, Revenue Bonds, Refunding (Main Line Health System Obligated Group) Ser. A	4.00	10/1/2037	2,105,000		2,460,261
Clarion County Industrial Development Authority, Revenue Bonds, Refunding (Pennsylvania-American Water Co.)	2.45	12/3/2029	3,000,000		3,174,720
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2033	3,250,000		4,100,102
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2031	3,500,000		4,433,065
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2030	4,000,000		5,083,760
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Obligated Group Project)	4.00	9/1/2034	1,155,000		1,374,404
Pennsylvania, GO	5.00	9/15/2029	7,000,000		8,741,110
Pennsylvania, GO	5.00	3/15/2031	5,000,000		5,941,850
Pennsylvania, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/2022	7,540,000	[c]	8,255,320
Pennsylvania, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/2023	11,520,000	[c]	13,010,573
Pennsylvania, GO, Refunding	4.00	1/1/2030	5,000,000		5,833,200
Pennsylvania, GO, Refunding	5.00	7/15/2027	6,065,000		7,788,794
Pennsylvania, GO, Refunding	5.00	7/15/2028	10,000,000		13,165,000
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (UPMC Obligated Group)	4.00	3/15/2032	3,305,000		3,843,583
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding, Ser. A	4.00	11/15/2036	3,750,000		4,406,475
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding, Ser. A	4.00	11/15/2035	6,000,000		7,074,060
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (St. Joseph's University) Ser. A	5.00	11/1/2034	2,240,000		2,297,344
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (The University of Pennsylvania Health System Obligated Group)	4.00	8/15/2044	2,500,000		2,955,475
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (The University of Pennsylvania Health System Obligated Group) Ser. C	5.00	8/15/2024	5,000,000		5,891,650
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding, Ser. AV1	4.00	6/15/2032	1,355,000		1,606,231

25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.5% (continued)
Pennsylvania - 9.8% (continued)
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding, Ser. AV1	4.00	6/15/2031	2,505,000		2,979,347
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Ser. AT1	5.00	6/15/2029	5,000,000		6,107,700
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 122	3.65	10/1/2032	8,710,000		9,596,591
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 122	4.00	10/1/2046	1,870,000		2,010,007
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2031	5,000,000		6,343,750
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2035	7,085,000		8,869,145
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B2	5.00	6/1/2033	10,000,000		12,471,300
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. 2nd	5.00	12/1/2038	10,000,000		12,429,200
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2029	7,925,000		9,714,306
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A	5.00	12/1/2022	5,110,000	[c]	5,701,738
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B	5.00	12/1/2021	3,740,000		4,001,389
Perkiomen Valley School District, GO (Insured; State Aid Withholding)	4.00	2/15/2031	5,000,000		5,587,500
Philadelphia, GO, Refunding, Ser. A	5.00	8/1/2026	3,400,000		4,220,556
Philadelphia, GO, Refunding, Ser. A	5.00	8/1/2025	3,455,000		4,181,828
Philadelphia, GO, Refunding, Ser. A	5.00	7/15/2038	3,600,000		4,085,352
Philadelphia, GO, Ser. B	5.00	2/1/2027	4,500,000		5,656,365
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2025	1,125,000		1,349,753
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (Children's Hospital of Philadelphia Project)	4.00	7/1/2036	8,400,000		9,778,776
Pittsburgh Water & Sewer Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/1/2026	10,000,000		12,519,300
State Public School Building Authority, Revenue Bonds (The School District of Philadelphia Project) (Insured; State Aid Withholding)	5.00	4/1/2022	1,000,000		1,079,280
State Public School Building Authority, Revenue Bonds (The School District of Philadelphia Project) (Insured; State Aid Withholding)	5.00	4/1/2022	2,750,000	[c]	2,985,730
State Public School Building Authority, Revenue Bonds, Refunding (The School District of Philadelphia) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	6/1/2025	5,000,000		5,975,500
State Public School Building Authority, Revenue Bonds, Refunding (The School District of Philadelphia) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	6/1/2031	5,000,000		6,142,400
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2025	500,000		604,955
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2027	500,000		626,960
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2026	500,000		616,060
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2024	600,000		704,862
The Philadelphia School District, GO, Refunding (Insured; State Aid Withholding) Ser. 2020	5.00	9/1/2023	5,000,000		5,638,950
West Mifflin School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/2028	1,000,000		1,224,880

26

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 102.5% (continued)
Pennsylvania - 9.8% (continued)
West Mifflin School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/2027	1,140,000	1,400,775
				270,425,200
Rhode Island - .7%
Rhode Island, GO, Refunding, Ser. B	5.00	8/1/2029	5,290,000	6,809,711
Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding (Providence College)	5.00	11/1/2040	3,175,000	3,779,869
Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding (Providence College)	5.00	11/1/2047	2,045,000	2,484,286
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds (Insured; Government National Mortgage Association) Ser. 70	4.00	10/1/2049	4,990,000	5,567,592
				18,641,458
South Carolina - .7%
Dorchester County School District No. 2, Revenue Bonds, Refunding	5.00	12/1/2029	2,000,000	2,283,600
Dorchester County School District No. 2, Revenue Bonds, Refunding	5.00	12/1/2028	1,750,000	2,002,998
Lexington County Health Services District, Revenue Bonds, Refunding (LexMed Obligated Group)	4.00	11/1/2032	750,000	866,243
Lexington County Health Services District, Revenue Bonds, Refunding (LexMed Obligated Group)	4.00	11/1/2031	1,000,000	1,158,820
Lexington County Health Services District, Revenue Bonds, Refunding (LexMed Obligated Group)	4.00	11/1/2030	1,000,000	1,163,090
South Carolina Public Service Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2030	3,315,000	4,056,466
South Carolina Public Service Authority, Revenue Bonds, Refunding, Ser. C	5.00	12/1/2022	7,500,000	8,320,875
				19,852,092
South Dakota - .2%
Educational Enhancement Funding Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2027	500,000	554,990
Educational Enhancement Funding Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2025	1,800,000	2,001,456
South Dakota Building Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2032	2,660,000	3,122,920
South Dakota Building Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2031	1,250,000	1,469,975
				7,149,341
Tennessee - 1.6%
Clarksville Natural Gas Acquisition Corp., Revenue Bonds	5.00	12/15/2020	1,690,000	1,741,646
Clarksville Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	1.20	11/1/2035	2,900,000	[a] 2,900,000
Clarksville Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	1.20	1/1/2033	1,700,000	[a] 1,700,000
Memphis Storm Water System, Revenue Bonds	5.00	10/1/2040	2,005,000	2,531,713
Memphis-Shelby County Industrial Development Board, Revenue Bonds, Refunding, Ser. B	5.00	11/1/2029	5,840,000	7,312,264
Nashville & Davidson County Metropolitan Government, GO, Refunding	5.00	1/1/2030	5,000,000	6,213,100
Tennessee Energy Acquisition Corp., Revenue Bonds (Project) Ser. A	4.00	5/1/2023	8,750,000	9,537,412
Tennessee Housing Development Agency, Revenue Bonds, Ser. 1B	3.50	1/1/2047	1,800,000	1,914,300
Tennessee Housing Development Agency, Revenue Bonds, Ser. 2B	4.00	1/1/2042	1,550,000	1,683,409
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2025	1,200,000	1,442,484

27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 102.5% (continued)
Tennessee - 1.6% (continued)
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2026	1,900,000	2,345,417
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2027	1,800,000	2,273,004
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2028	2,870,000	3,700,693
				45,295,442
Texas - 8.0%
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding (Uplift Education) (Insured; Texas Permanent School Fund Guarantee Program) Ser. A	4.00	12/1/2042	2,760,000	3,142,536
Arlington Special Tax, Special Tax Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	2/15/2034	4,180,000	4,898,835
Bexar County, Revenue Bonds, Refunding (Tax Exempt Venue Project)	5.00	8/15/2027	1,110,000	1,404,816
Brazoria County Toll Road Authority, Revenue Bonds, Refunding (Insured; County Guaranteed)	5.00	3/1/2049	1,000,000	1,224,220
Brazoria County Toll Road Authority, Revenue Bonds, Refunding (Insured; County Guaranteed)	5.00	3/1/2044	1,140,000	1,401,812
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	5.00	8/15/2023	1,100,000	1,183,127
Culberson County-Allamoore Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	4.00	2/15/2041	1,300,000	1,302,873
Dallas, GO, Refunding	5.00	2/15/2028	5,000,000	6,323,150
Danbury Higher Education Authority, Revenue Bonds, Ser. A	4.75	8/15/2034	1,000,000	1,065,370
El Paso Water & Sewer, Revenue Bonds, Refunding, Ser. B	5.00	3/1/2030	1,125,000	1,508,940
Forney Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program)	5.00	8/15/2027	2,200,000	2,678,082
Frisco Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	4.00	8/15/2027	4,010,000	4,559,611
Grand Parkway Transportation Corp., BAN	5.00	2/1/2023	12,500,000	13,908,000
Grand Parkway Transportation Corp., Revenue Bonds, Refunding (Grand Parkway Transportation)	4.00	10/1/2040	2,500,000	3,014,450
Grand Parkway Transportation Corp., Revenue Bonds, Refunding (Grand Parkway Transportation)	4.00	10/1/2045	3,000,000	3,573,060
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds (Memorial Hermann Health System Obligated Group)	5.00	12/1/2026	2,000,000	2,528,340
Houston, GO, Refunding, Ser. A	5.00	3/1/2029	5,000,000	6,307,050
Houston Combined Utility System, Revenue Bonds, Refunding, Ser. B	4.50	11/15/2038	16,540,000	19,861,067
Houston Combined Utility System, Revenue Bonds, Refunding, Ser. B	5.25	11/15/2033	5,000,000	6,365,100
Houston Community College System, GO	5.00	2/15/2032	8,200,000	9,133,242
Houston Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program)	4.00	2/15/2028	5,000,000	5,599,600
Houston Texas Hotel Occupancy, Revenue Bonds, Refunding	5.00	9/1/2026	1,750,000	2,184,647
Houston Texas Hotel Occupancy, Revenue Bonds, Refunding	5.00	9/1/2027	1,720,000	2,198,900
Houston Texas Hotel Occupancy, Revenue Bonds, Refunding	5.00	9/1/2028	1,350,000	1,763,708
North Texas Tollway Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	1/1/2034	5,015,000	5,774,121
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2026	10,000,000	11,575,600
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2030	8,650,000	10,554,903
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2031	11,415,000	13,515,246
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2030	3,000,000	3,558,000

28

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 102.5% (continued)
Texas - 8.0% (continued)
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2031	1,875,000	2,271,544
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2040	5,000,000	5,541,600
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2030	1,750,000	2,125,463
Pearland Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program)	5.00	2/15/2031	5,000,000	6,140,950
Southwest Higher Education Authority, Revenue Bonds, Refunding (Southern Methodist University)	5.00	10/1/2029	5,000,000	6,182,750
Southwest Higher Education Authority, Revenue Bonds, Refunding (Southern Methodist University)	5.00	10/1/2028	4,500,000	5,582,025
Texas, GO, Refunding	5.00	10/1/2024	4,000,000	4,679,280
Texas, GO, Refunding	5.00	10/1/2023	4,220,000	4,500,124
Texas, GO, Refunding	5.00	10/1/2021	5,165,000	[c] 5,494,320
Texas, GO, Refunding, Ser. A	5.00	10/1/2027	8,470,000	10,359,318
Texas Municipal Power Agency, Revenue Bonds, Refunding	5.00	9/1/2047	2,500,000	2,547,625
Texas Water Development Board, Revenue Bonds (State Water Implementation Revenue Fund)	3.00	10/15/2034	7,390,000	8,367,919
University of Houston, Revenue Bonds, Refunding, Ser. A	5.00	2/15/2033	5,000,000	6,074,350
				221,975,674
U.S. Related - .3%
Antonio B Won International Airport Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.50	10/1/2033	1,000,000	1,157,010
Guam, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2029	2,000,000	2,418,260
Guam, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2028	2,000,000	2,426,580
Puerto Rico Electric Power Authority, Revenue Bonds, Refunding, Ser. ZZ	5.25	7/1/2018	2,500,000	[e] 1,934,375
				7,936,225
Utah - .5%
Salt Lake City Airport, Revenue Bonds, Ser. A	5.00	7/1/2031	2,400,000	2,989,200
Salt Lake City Airport, Revenue Bonds, Ser. A	5.00	7/1/2030	2,000,000	2,498,260
Salt Lake City Airport, Revenue Bonds, Ser. A	5.00	7/1/2029	2,500,000	3,133,125
Utah Associated Municipal Power Systems, Revenue Bonds, Refunding (Payson Power Project)	5.00	10/1/2021	5,675,000	[c] 6,041,435
				14,662,020
Vermont - .5%
University of Vermont & State Agricultural College, Revenue Bonds, Refunding	5.00	10/1/2040	740,000	875,109
Vermont Educational & Health Buildings Financing Agency, Revenue Bonds, Refunding (University of Vermont Medical Center Obligated Group) Ser. A	5.00	12/1/2032	10,000,000	12,134,800
				13,009,909
Virginia - .4%
Virginia Small Business Financing Authority, Revenue Bonds (95 Express Lanes)	5.00	7/1/2034	9,500,000	10,157,685
Washington - 4.1%
Central Puget Sound Regional Transit Authority, Revenue Bonds (Green Bond) Ser. S1	5.00	11/1/2041	4,570,000	5,593,771
Energy Northwest, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2029	5,745,000	7,351,991
King County School District No. 411, GO (Insured; School Board Guaranty)	3.00	12/1/2030	5,000,000	5,554,700
King County School District No. 411, GO, Refunding (Insured; School Board Guaranty)	4.50	12/1/2027	6,650,000	7,291,791
Port of Seattle, Revenue Bonds, Refunding, Ser. B	5.00	3/1/2028	1,750,000	2,053,118
Port of Seattle, Revenue Bonds, Ser. A	5.00	4/1/2030	2,840,000	3,332,456
Port of Seattle, Revenue Bonds, Ser. A	5.00	4/1/2029	1,000,000	1,175,040

29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 102.5% (continued)
Washington - 4.1% (continued)
University of Washington, Revenue Bonds, Refunding, Ser. C	5.00	4/1/2031	1,250,000	1,626,238
University of Washington, Revenue Bonds, Refunding, Ser. C	5.00	4/1/2032	1,000,000	1,295,040
University of Washington, Revenue Bonds, Refunding, Ser. C	5.00	4/1/2029	1,180,000	1,507,969
University of Washington, Revenue Bonds, Refunding, Ser. C	5.00	4/1/2030	1,000,000	1,303,970
Washington, GO, Refunding, Ser. B	5.00	7/1/2032	5,000,000	6,103,400
Washington, GO, Refunding, Ser. R-2015C	5.00	7/1/2031	5,400,000	6,433,614
Washington, GO, Refunding, Ser. R-2021A	5.00	6/1/2029	1,000,000	1,290,890
Washington, GO, Refunding, Ser. R-2021A	5.00	6/1/2028	1,250,000	1,576,138
Washington, GO, Refunding, Ser. R-2021A	5.00	6/1/2030	1,300,000	1,713,101
Washington, GO, Ser. A1	5.00	8/1/2026	10,000,000	12,212,700
Washington, GO, Ser. A1	5.00	8/1/2031	5,165,000	6,269,535
Washington, Revenue Bonds, Ser. C	5.00	9/1/2022	5,000,000	5,515,100
Washington, Revenue Bonds, Ser. C	5.00	9/1/2023	5,000,000	5,718,250
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group) Ser. B2	5.00	8/1/2025	3,000,000	3,546,870
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group) Ser. B3	5.00	8/1/2026	5,000,000	6,062,100
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Providence St. Joseph Health Obligated Group) Ser. B	5.00	10/1/2032	2,500,000	3,218,000
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Providence St. Joseph Health Obligated Group) Ser. B	5.00	10/1/2021	5,550,000	5,898,429
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Virginia Manson Medical Center Obligated Group)	5.00	8/15/2025	1,700,000	2,019,345
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Virginia Manson Medical Center Obligated Group)	5.00	8/15/2026	2,000,000	2,436,520
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Virginia Manson Medical Center Obligated Group)	5.00	8/15/2027	2,175,000	2,707,179
Washington University, Revenue Bonds, Refunding (Green Bond)	5.00	10/1/2028	1,000,000	1,316,600
Washington University, Revenue Bonds, Refunding (Green Bond)	5.00	10/1/2027	1,000,000	1,288,540
				113,412,395
West Virginia - .7%
West Virginia, GO, Ser. A	5.00	12/1/2034	13,815,000	18,269,232
Wisconsin - .4%
Wisconsin, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2029	3,140,000	4,019,169
WPPI Energy, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2033	2,000,000	2,322,960
WPPI Energy, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2029	1,000,000	1,166,800
WPPI Energy, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2032	500,000	581,215
WPPI Energy, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2030	1,000,000	1,164,860
WPPI Energy, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2031	1,000,000	1,163,200
				10,418,204
Total Long-Term Municipal Investments (cost $2,634,106,130)			2,827,886,192

30

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)	Value ($)
Short-Term Investments - .2%
U.S. Government Securities
U.S. Treasury Bills (cost $4,393,894)	1.54	4/2/2020	4,400,000	[g] 4,394,704
Total Investments (cost $2,638,500,024)			102.7%	2,832,280,896
Liabilities, Less Cash and Receivables			(2.7%)	(74,555,189)
Net Assets			100.0%	2,757,725,707

a The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

b Security issued with a zero coupon. Income is recognized through the accretion of discount.

c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

d Variable rate security—rate shown is the interest rate in effect at period end.

e Non-income producing—security in default.

f Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2020, these securities were valued at $21,374,297 or .78% of net assets.

g Security is a discount security. Income is recognized through the accretion of discount.

Portfolio Summary (Unaudited) †	Value (%)
General	20.1
General Obligation	18.4
Transportation	13.7
Education	9.2
Medical	7.3
School District	6.9
Water	6.2
Airport	5.6
Tobacco Settlement	3.6
Development	3.4
Prerefunded	2.9
Single Family Housing	2.1
Power	1.2
Multifamily Housing	.7
Utilities	.4
Bond Bank	.3
Special Tax	.2
Facilities	.2
Government	.2
Nursing Homes	.1
102.7

† Based on net assets.

See notes to financial statements.

31

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 103.4%
Alabama - 2.3%
Black Belt Energy Gas District, Revenue Bonds, Ser. A	4.00	6/1/2021	16,050,000		16,644,973
Black Belt Energy Gas District, Revenue Bonds, Ser. A	4.00	7/1/2022	9,125,000		9,747,234
				26,392,207
Arizona - 2.0%
Arizona, COP, Refunding, Ser. A	5.00	10/1/2022	8,000,000		8,851,280
Arizona Industrial Development Authority, Revenue Bonds, Refunding (Phoenix Children's Hospital) (LOC; JP Morgan Chase Bank NA) Ser. A	1.22	2/1/2048	100,000	[a]	100,000
Chandler Industrial Development Authority, Revenue Bonds (Intel Corp.)	5.00	6/3/2024	7,000,000		8,132,810
Coconino County Pollution Control Corp., Revenue Bonds, Refunding (Nevada Power Co.) Ser. B	1.60	5/21/2020	1,100,000		1,101,364
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2021	725,000		768,580
The Yavapai County Industrial Development Authority, Revenue Bonds (Waste Management) Ser. A2	2.20	6/3/2024	3,350,000		3,483,430
				22,437,464
California - 3.7%
Bay Area Toll Authority, Revenue Bonds, Refunding, Ser. B	2.25	4/1/2022	7,500,000		7,682,175
California, GO (Build America Bonds)	7.95	3/1/2036	15,100,000		15,177,312
California Infrastructure & Economic Development Bank, Revenue Bonds, Refunding, (The J Paul Getty Trust) Ser. A, 1 Month LIBOR x .7 +.33%	1.49	4/1/2022	5,000,000	[b]	5,018,050
Patterson Public Financing Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	6/1/2023	260,000		284,916
Patterson Public Financing Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	6/1/2022	250,000		266,840
Patterson Public Financing Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	6/1/2021	240,000		248,909
San Diego County Regional Airport Authority, Revenue Bonds, Refunding	5.00	7/1/2023	2,000,000		2,270,700
San Diego County Regional Airport Authority, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2025	1,000,000		1,209,570
San Francisco City & County Airport Commission, Revenue Bonds, Refunding, Ser. H	5.00	5/1/2023	8,580,000		9,679,355
				41,837,827
Colorado - 3.6%
Colorado Educational & Cultural Facilities Authority, Revenue Bonds, Refunding, Ser. B	5.00	4/1/2020	910,000		912,666
Colorado Health Facilities Authority, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2021	4,555,000	[c]	4,727,452
Colorado Housing & Finance Authority, Revenue Bonds (Multi-Family Project) Ser. B2	1.35	2/1/2022	5,000,000		5,017,550
Colorado Housing & Finance Authority, Revenue Bonds (South Range Crossings Project)	1.30	1/1/2021	5,000,000		5,011,950
Colorado Housing & Finance Authority, Revenue Bonds, Refunding (Insured; Government National Mortgage Association Collateral) Ser. K	3.88	5/1/2050	3,000,000		3,367,770
Colorado Housing & Finance Authority, Revenue Bonds, Ser. B	3.75	5/1/2050	2,250,000		2,498,827
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. D	5.00	11/15/2022	6,500,000		7,200,050
E-470 Public Highway Authority, Revenue Bonds, Refunding, Ser. C	5.25	9/1/2025	3,000,000		3,065,490

32

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 103.4% (continued)
Colorado - 3.6% (continued)
Rio Blanco County School District No. Re-1, GO (Insured; State Aid Withholding) Ser. B	5.00	12/1/2022	1,000,000	1,113,780
University of Colorado, Revenue Bonds, Refunding (Green Bond) Ser. C	2.00	10/15/2024	7,500,000	7,878,375
				40,793,910
Connecticut - 3.5%
Connecticut, GO, Ser. A	5.00	4/15/2023	3,075,000	3,464,572
Connecticut, Revenue Bonds, Ser. A	5.00	1/1/2021	5,000,000	5,170,300
Connecticut, Revenue Bonds, Ser. A	5.00	1/1/2022	5,000,000	5,371,700
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Yale University) Ser. A2	5.00	7/1/2022	11,960,000	13,110,552
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Yale University) Ser. C2	5.00	2/1/2023	5,000,000	5,595,350
Connecticut Housing Finance Authority, Revenue Bonds, Refunding, Ser. A1	4.00	11/15/2045	4,680,000	5,184,130
Connecticut Housing Finance Authority, Revenue Bonds, Refunding, Ser. E-E3	1.63	11/15/2022	1,185,000	1,188,993
				39,085,597
District of Columbia - .6%
District of Columbia Water & Sewer Authority, Revenue Bonds, Ser. C	1.75	10/1/2024	7,000,000	7,218,050
Florida - 3.4%
Alachua County Health Facilities Authority, Revenue Bonds, Refunding (Shands Teaching Hospital & Clinics Obligated Group)	4.00	12/1/2023	1,100,000	1,217,898
Alachua County Health Facilities Authority, Revenue Bonds, Refunding (Shands Teaching Hospital & Clinics Obligated Group)	5.00	12/1/2024	1,900,000	2,242,323
Broward County Airport System, Revenue Bonds, Ser. A	5.00	10/1/2024	1,250,000	1,471,188
Broward County Airport System, Revenue Bonds, Ser. A	5.00	10/1/2023	1,250,000	1,425,688
Broward County Airport System, Revenue Bonds, Ser. A	5.00	10/1/2022	1,250,000	1,378,625
Florida Housing Finance Corp., Revenue Bonds, Ser. A	1.25	2/1/2022	1,500,000	1,505,985
Florida Lottery, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2021	12,575,000	13,279,703
Hillsborough County School Board, COP, Refunding	5.00	7/1/2021	7,000,000	7,387,450
Orange County Health Facilities Authority, Revenue Bonds, Refunding (Orlando Health Obligated Group)	5.00	10/1/2021	3,890,000	4,143,083
Palm Beach County Airport System, Revenue Bonds, Refunding	5.00	10/1/2022	710,000	783,251
Palm Beach County Health Facilities Authority, Revenue Bonds, Refunding (ACTS Retirement-Life Communities Obligated Group)	4.00	11/15/2020	2,000,000	2,039,740
Palm Beach County School Board, COP, Refunding, Ser. A	5.00	8/1/2022	1,875,000	2,061,769
				38,936,703
Georgia - 3.2%
Atlanta Department of Aviation, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2024	1,000,000	1,149,350
Atlanta Department of Aviation, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2023	1,500,000	1,668,195
Bartow County Development Authority, Revenue Bonds, Refunding (Georgia Power Co.)	1.55	8/19/2022	2,000,000	2,009,680
Fayette County Hospital Authority, Revenue Bonds, Refunding (Piedmont Healthcare Obligated Group)	5.00	7/1/2024	2,000,000	2,300,320
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2020	500,000	503,915
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2022	1,000,000	1,085,240
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2021	700,000	732,704
Main Street Natural Gas, Revenue Bonds, Ser. A	4.00	9/1/2023	5,000,000	5,506,200
Main Street Natural Gas, Revenue Bonds, Ser. B	4.00	12/2/2024	2,600,000	2,971,202
The Burke County Development Authority, Revenue Bonds (Georgia Power Company Plant Vogtle Project)	2.35	12/11/2020	5,000,000	5,043,650

33

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 103.4% (continued)
Georgia - 3.2% (continued)
The Burke County Development Authority, Revenue Bonds (Georgia Power Company Plant Vogtle Project)	2.25	5/25/2023	8,000,000	8,218,720
The Burke County Development Authority, Revenue Bonds (Georgia Power Company Plant Vogtle Project)	2.25	5/25/2023	5,000,000	5,135,100
				36,324,276
Hawaii - 1.0%
Honolulu City & County, GO (Honolulu Rail Transit Project) Ser. E	5.00	9/1/2023	5,000,000	5,662,400
Honolulu City & County, GO (Honolulu Rail Transit Project) Ser. E	5.00	9/1/2023	5,000,000	5,662,400
				11,324,800
Illinois - 8.7%
Chicago Board of Education, GO, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. A	5.25	12/1/2020	1,175,000	1,209,698
Chicago Board of Education, GO, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. A	5.25	12/1/2020	1,275,000	1,312,651
Chicago II, GO, Refunding, Ser. A	3.00	1/1/2022	710,000	730,555
Chicago II, GO, Refunding, Ser. A	3.00	1/1/2024	850,000	892,738
Chicago II, GO, Refunding, Ser. A	3.00	1/1/2023	730,000	759,580
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2025	5,000,000	5,762,250
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2023	500,000	547,825
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2024	500,000	562,090
Chicago Metropolitan Water Reclamation District, GO (Green Bond) Ser. C	5.00	12/1/2020	5,000,000	5,150,550
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2025	3,440,000	3,682,795
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2025	3,000,000	3,211,740
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2026	1,000,000	1,106,210
Cook County II, GO, Refunding	5.00	11/15/2020	890,000	912,677
Illinois, GO	5.00	4/1/2020	1,865,000	1,870,800
Illinois, GO, Refunding, Ser. A	5.00	10/1/2020	3,000,000	3,069,300
Illinois, GO, Ser. A	5.00	4/1/2020	4,515,000	4,529,042
Illinois, GO, Ser. D	5.00	11/1/2021	5,000,000	5,326,000
Illinois, GO, Ser. D	5.00	11/1/2020	17,000,000	17,448,970
Illinois, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.)	5.75	6/15/2020	1,615,000	1,634,461
Illinois Finance Authority, Revenue Bonds (Northwestern Memorial Healthcare Obligated Group) Ser. B	5.00	12/15/2022	10,680,000	11,846,470
Illinois Finance Authority, Revenue Bonds, Refunding (Advocate Health Care Network Obligated Group)	5.00	8/1/2024	13,850,000	[c] 16,339,814
Illinois Housing Development Authority, Revenue Bonds (Century Woods) (Insured; Government National Mortgage Association Collateral)	1.90	10/1/2021	5,000,000	5,064,000
Railsplitter Tobacco Settlement Authority, Revenue Bonds	5.00	6/1/2022	5,000,000	5,428,850
				98,399,066
Indiana - 1.2%
Center Grove Multi-Facility School Building Corp., BAN	2.50	12/15/2020	2,200,000	2,206,974
Hammond Multi-School Building Corp., Revenue Bonds, Refunding	4.00	1/15/2021	660,000	675,418
Indiana Finance Authority, Revenue Bonds, Refunding (Indiana University Health Obligated Group) Ser. C	5.00	12/1/2022	3,500,000	3,895,185
Whiting, Revenue Bonds (BP Products North America)	5.00	11/1/2022	6,000,000	6,618,780
				13,396,357
Kansas - .5%
Johnson County Unified School District No. 512, GO, Refunding, Ser. A	2.25	10/1/2023	4,790,000	4,831,002

34

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 103.4% (continued)
Kansas - .5% (continued)
Lenexa, GO, Ser. B	1.63	9/1/2021	1,000,000	1,001,740
				5,832,742
Kentucky - 5.3%
Carroll County, Revenue Bonds, Refunding (Kentucky Utilities Co.)	1.20	6/1/2021	6,000,000	6,011,820
Kentucky Property & Building Commission, Revenue Bonds (Project No. 122) Ser. A	5.00	11/1/2023	1,250,000	1,428,238
Kentucky Property & Building Commission, Revenue Bonds, Refunding (Project No. 112) Ser. B	5.00	11/1/2020	10,000,000	10,266,800
Kentucky Property & Building Commission, Revenue Bonds, Refunding, Ser. C	5.00	11/1/2021	13,000,000	13,771,940
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	4.00	6/1/2026	2,500,000	2,916,400
Kentucky Rural Water Finance Corp., Revenue Bonds, Refunding (Public Construction Project)	1.45	6/1/2021	10,000,000	10,023,600
Louisville & Jefferson County Metropolitan Government, Revenue Bonds, Refunding (Louisville Gas & Electric Co.)	1.85	4/1/2021	13,500,000	13,619,745
Louisville & Jefferson County Metropolitan Government, Revenue Bonds, Refunding (Louisville Gas & Electric Co.)	2.55	5/3/2021	1,500,000	1,525,830
				59,564,373
Louisiana - 1.3%
Parish of St. John the Baptist, Revenue Bonds, Refunding (Marathon Oil Corp.)	2.00	4/1/2023	13,250,000	13,578,467
Parish of St. John the Baptist, Revenue Bonds, Refunding (Marathon Oil Corp.)	2.10	7/1/2024	1,000,000	1,036,660
				14,615,127
Maine - .4%
Maine State Housing Authority, Revenue Bonds, Ser. F	4.25	11/15/2048	4,000,000	4,450,240
Maryland - 1.0%
Maryland, GO, Refunding, Ser. B	5.00	8/1/2022	10,000,000	11,013,800
Massachusetts - 2.6%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Healthcare System) Ser. S5,1 Month MUNIPSA +.42%	1.57	1/27/2022	5,500,000	[b] 5,502,640
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2022	550,000	600,501
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2021	575,000	605,883
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding (Issue J)	5.00	7/1/2022	3,000,000	3,271,110
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding (Issue K) Ser. A	4.00	7/1/2020	375,000	378,780
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding (Issue K) Ser. A	4.00	7/1/2021	1,000,000	1,040,010
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding (Issue L) Ser. B	5.00	7/1/2022	2,000,000	2,180,740
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding (Issue L) Ser. B	5.00	7/1/2021	1,150,000	1,211,146
Massachusetts Health & Educational Facilities Authority, Revenue Bonds (University of Massachusetts) Ser. A	1.85	4/1/2022	5,000,000	5,112,250
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2023	350,000	395,203
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2022	500,000	545,910
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2024	500,000	582,590
Massachusetts Transportation Trust Fund Metropolitan Highway, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2023	5,000,000	5,581,500

35

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 103.4% (continued)
Massachusetts - 2.6% (continued)
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding	3.90	8/1/2023	2,600,000	[d] 2,748,408
				29,756,671
Michigan - .9%
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/2021	1,000,000	1,049,750
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) (Catalyst Development Project) Ser. A	5.00	7/1/2021	500,000	524,875
Michigan Housing Development Authority, Revenue Bonds, Ser. A1	1.50	10/1/2022	1,000,000	1,001,630
Michigan Strategic Fund, Revenue Bonds (Consumers Energy Co.)	1.80	10/1/2024	6,650,000	6,850,032
Michigan Strategic Fund, Revenue Bonds, Refunding, Ser. CC	1.45	9/1/2021	1,000,000	1,002,950
				10,429,237
Minnesota - .9%
Minneapolis-St. Paul Metropolitan Airports Commission, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2023	6,340,000	7,037,717
Minnesota Housing Finance Agency, Revenue Bonds (Insured; GNMA/FNMA/FHLMC) Ser. B	3.50	7/1/2050	1,500,000	1,660,815
Rochester Independent School District No. 535, COP, Ser. B	5.00	2/1/2022	1,560,000	1,683,380
				10,381,912
Mississippi - .4%
Mississippi, GO, Refunding, Ser. B, 1 Month LIBOR x .67 +.33%	1.44	9/1/2020	4,960,000	[b] 4,960,347
Missouri - .8%
Missouri Development Finance Board, Revenue Bonds, Refunding (The Nelson Gallery Foundation) Ser. A	3.00	12/1/2022	3,540,000	3,738,098
Missouri Housing Development Commission, Revenue Bonds (Insured; GNMA/FNMA/FHLMC) Ser. A	3.50	11/1/2050	2,500,000	2,768,325
Missouri State Board of Public Buildings, Revenue Bonds, Refunding, Ser. A	4.00	10/1/2026	2,000,000	2,162,980
				8,669,403
Montana - .2%
Montana Board of Investments, Revenue Bonds, Refunding	1.87	3/1/2028	2,000,000	[a] 2,000,000
Nebraska - 1.0%
Central Plains Energy Project, Revenue Bonds, Refunding (Central Plains Energy Project)	4.00	8/1/2025	5,500,000	6,339,410
Nebraska Investment Finance Authority, Revenue Bonds, Refunding (Insured; GNMA/FNMA/FHLMC) Ser. E	3.75	9/1/2049	4,750,000	5,152,752
				11,492,162
Nevada - 2.7%
Clark County, Revenue Bonds, Refunding (Nevada Power Co.)	1.60	5/21/2020	3,000,000	3,003,720
Clark County Department of Aviation, Revenue Bonds, Refunding, Ser. A1	5.00	7/1/2020	3,010,000	3,050,846
Clark County School District, GO, Refunding, Ser. A	5.00	6/15/2022	8,220,000	8,989,885
Clark County School District, GO, Refunding, Ser. D	5.00	6/15/2021	3,000,000	3,158,520
Las Vegas Valley Water District, GO, Refunding, Ser. C	5.00	6/1/2022	4,000,000	4,209,120
Washoe County, Revenue Bonds, Refunding (Sierra Pacific Power Co.)	2.05	4/15/2022	7,500,000	7,617,225
				30,029,316
New Hampshire - .8%
New Hampshire Business Finance Authority, Revenue Bonds, Refunding (Emerald Renewable Diesel)	2.00	8/31/2020	3,000,000	[e] 3,010,860
New Hampshire Business Finance Authority, Revenue Bonds, Refunding (Waste Management) Ser. A3	2.15	7/1/2024	4,000,000	4,145,560

36

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 103.4% (continued)
New Hampshire - .8% (continued)
New Hampshire Business Finance Authority, Revenue Bonds, Refunding (Waste Management) Ser. A4	2.15	7/1/2024	2,000,000	2,073,320
				9,229,740
New Jersey - 3.9%
New Jersey Economic Development Authority, Revenue Bonds, Refunding	5.00	6/15/2023	1,500,000	1,620,165
New Jersey Economic Development Authority, Revenue Bonds, Refunding	5.00	6/15/2021	1,000,000	1,047,320
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	5.00	12/15/2024	1,750,000	2,053,538
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding (Insured; American Municipal Bond Assurance Corp.) Ser. B	5.25	12/15/2022	5,000,000	5,559,900
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2022	10,000,000	10,865,300
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2021	3,400,000	3,572,040
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.25	12/15/2021	10,000,000	10,725,200
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2021	5,000,000	5,242,650
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2020	4,000,000	4,038,600
				44,724,713
New Mexico - .7%
New Mexico Finance Authority, Revenue Bonds (New Mexico Finance Authority Public Project) Ser. C	5.00	6/1/2022	4,200,000	4,420,668
New Mexico Municipal Energy Acquisition Authority, Revenue Bonds, Refunding, Ser. A	4.00	5/1/2022	1,000,000	1,065,550
New Mexico Municipal Energy Acquisition Authority, Revenue Bonds, Refunding, Ser. A	4.00	11/1/2021	1,210,000	1,271,311
New Mexico Municipal Energy Acquisition Authority, Revenue Bonds, Refunding, Ser. A	4.00	5/1/2021	1,200,000	1,242,720
				8,000,249
New York - 11.2%
Albany County Airport Authority, Revenue Bonds, Refunding	5.00	12/15/2023	1,225,000	1,398,093
Albany County Airport Authority, Revenue Bonds, Refunding	5.00	12/15/2022	875,000	967,155
Albany County Airport Authority, Revenue Bonds, Refunding	5.00	12/15/2021	840,000	896,801
Long Island Power Authority, Revenue Bonds, Ser. B	1.65	9/1/2024	7,000,000	7,149,380
Metropolitan Transportation Authority, BAN, Refunding, Ser. B1	5.00	5/15/2022	10,000,000	10,850,100
Metropolitan Transportation Authority, BAN, Ser. A	5.00	3/1/2022	10,000,000	10,804,800
Metropolitan Transportation Authority, Revenue Bonds, Ser. A1	5.00	2/1/2023	10,000,000	11,169,200
New York City, GO, Refunding, Ser. F	5.00	8/1/2024	3,000,000	3,239,160
New York City, GO, Ser. D3	5.00	2/1/2024	5,000,000	5,720,450
New York City Housing Development Corp., Revenue Bonds, Ser. B2	5.00	7/1/2023	4,100,000	4,628,039
New York City Housing Development Corp., Revenue Bonds, Ser. C2	1.70	7/1/2021	10,000,000	10,012,000
New York City Industrial Development Agency, Revenue Bonds (Yankee Stadium Project) (Insured; National Public Finance Guarantee Corp.)	3.14	3/1/2023	2,000,000	[d] 2,059,280
New York City Transitional Finance Authority, Revenue Bonds (Build America Bonds)	4.44	8/1/2021	8,870,000	9,255,224
New York City Water & Sewer System, Revenue Bonds, Refunding (SPA; Landesbank HessenThuringen Girozentrale) Ser. BB1	1.22	6/15/2039	200,000	[a] 200,000

37

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 103.4% (continued)
New York - 11.2% (continued)
New York State Dormitory Authority, Revenue Bonds, Refunding (City University System) (LOC; TD Bank NA) Ser. D	1.12	7/1/2031	1,700,000	[a]	1,700,000
New York State Dormitory Authority, Revenue Bonds, Refunding (Rochester Institute of Technology) Ser. 2020A	5.00	7/1/2021	1,000,000		1,050,740
New York State Dormitory Authority, Revenue Bonds, Refunding (Rochester Institute of Technology) Ser. 2020A	5.00	7/1/2023	1,000,000		1,128,020
New York State Housing Finance Agency, Revenue Bonds (Green Bond) (Insured; SONYMA/GNMA/FNMA/FHLMC) Ser. K	1.50	5/1/2021	5,000,000		5,023,000
New York State Housing Finance Agency, Revenue Bonds (Green Bond) Ser. A	1.60	11/1/2024	5,000,000		5,038,500
New York State Housing Finance Agency, Revenue Bonds (Green Bond) Ser. I	2.55	11/1/2022	2,000,000		2,050,360
New York State Housing Finance Agency, Revenue Bonds (Green Bond) Ser. I	2.65	5/1/2023	2,000,000		2,066,300
New York State Housing Finance Agency, Revenue Bonds (Insured; SONYMA/FNMA/FHLMC) Ser. N	1.50	11/1/2023	1,000,000		1,007,370
New York State Housing Finance Agency, Revenue Bonds (Insured; SONYMA/FNMA/FHLMC) Ser. O	1.45	5/1/2023	1,500,000		1,507,935
New York State Housing Finance Agency, Revenue Bonds, Ser. J	2.50	5/1/2022	1,500,000		1,505,655
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 186	3.95	4/1/2025	4,880,000		5,324,666
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 191	3.00	10/1/2024	1,000,000		1,065,150
Oneida County Local Development Corp., Revenue Bonds, Refunding (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/2028	1,620,000		1,856,552
Oneida County Local Development Corp., Revenue Bonds, Refunding (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/2027	1,425,000		1,635,601
Oneida County Local Development Corp., Revenue Bonds, Refunding (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/2026	1,625,000		1,868,636
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. D, 1 Month SOFRRATE x .67 +.50%	1.56	10/1/2020	5,000,000	[b]	5,000,050
TSASC, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2022	2,790,000		3,031,837
TSASC, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2020	2,500,000		2,524,125
Yonkers, BAN, Ser. C	2.00	9/18/2020	3,675,000		3,695,506
				126,429,685
North Carolina - .1%
North Carolina Eastern Municipal Power Agency, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) (Escrowed to Maturity) Ser. B	6.00	1/1/2022	1,250,000		1,367,925
Ohio - 2.6%
Allen County Hospital Facilities, Revenue Bonds (Mercy Health Project) Ser. B	5.00	5/5/2022	3,000,000		3,257,280
American Municipal Power, Revenue Bonds (Combined Hydroelectric Project) Ser. A	2.25	8/15/2021	2,500,000		2,524,000
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. B1	1.85	6/1/2029	8,000,000		8,113,680
Miami University, Revenue Bonds, Refunding	5.00	9/1/2022	1,590,000		1,689,025
Ohio Higher Educational Facility Commission, Revenue Bonds, Refunding (Cleveland Clinic Health System Obligated Group)	5.00	1/1/2025	5,000,000		5,366,150
Ohio Housing Finance Agency, Revenue Bonds (Neilan Park Apartments)	1.75	6/1/2021	3,150,000		3,178,003
Ohio Housing Finance Agency, Revenue Bonds (RAD East Project)	2.45	5/1/2021	5,020,000		5,103,282
				29,231,420

38

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 103.4% (continued)
Oregon - .8%
Gilliam County, Revenue Bonds (Waste Management) Ser. A	2.40	5/2/2022	2,375,000		2,439,077
Gilliam County, Revenue Bonds (Waste Management) Ser. A	2.40	5/2/2022	2,500,000		2,525,125
Oregon Housing & Community Services Department, Revenue Bonds, Ser. D	4.75	1/1/2050	3,920,000		4,426,895
				9,391,097
Pennsylvania - 5.5%
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (University of Pittsburgh Medical Center Obligated Group) Ser. A	5.00	7/15/2023	2,200,000		2,501,488
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (University of Pittsburgh Medical Center Obligated Group) Ser. A	5.00	7/15/2022	1,500,000		1,645,935
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2022	3,000,000		3,262,200
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (AICUP Financing Program Gwynedd Mercy University Project)	4.00	5/1/2022	1,000,000		1,054,030
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Gwynedd Mercy University Project)	3.00	5/1/2021	1,100,000		1,116,610
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	5.00	9/1/2023	500,000		569,415
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	5.00	9/1/2022	600,000		659,772
Pennsylvania, GO, Refunding	5.00	8/15/2022	9,000,000		9,922,320
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Bridges Finco LP-P3 Project)	5.00	6/30/2020	2,640,000		2,670,307
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Waste Management Project Obligated Group)	2.15	7/1/2024	4,500,000		4,684,185
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Waste Management Project)	1.75	8/1/2024	5,000,000		5,116,150
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Waste Management Project) Ser. A	1.70	8/3/2020	3,000,000		3,006,570
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (Shippensburg University of Pennsylvania)	6.00	10/1/2021	2,000,000	[c]	2,161,720
Pittsburgh Water & Sewer Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C, 1 Month LIBOR x .7 +.64%	1.83	12/1/2020	2,500,000	[b]	2,500,500
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2023	1,100,000		1,251,492
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2020	500,000		510,015
The Philadelphia School District, GO, Refunding (Insured; State Aid Withholding) Ser. 2020	5.00	9/1/2022	6,500,000		7,084,870
The Philadelphia School District, GO, Refunding (Insured; State Aid Withholding) Ser. 2020	5.00	9/1/2021	5,000,000		5,250,000
The Philadelphia School District, GO, Refunding (Insured; State Aid Withholding) Ser. C	5.00	9/1/2021	1,500,000		1,530,495
The Philadelphia School District, GO, Refunding (Insured; State Aid Withholding) Ser. D	5.00	9/1/2020	6,000,000		6,120,180
				62,618,254
Rhode Island - .1%
Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding (Lifespan Obligated Group)	5.00	5/15/2020	1,500,000		1,511,475
South Carolina - .4%
South Carolina Public Service Authority, Revenue Bonds, Refunding, Ser. A	5.75	12/1/2023	3,940,000	[c]	4,651,564

39

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 103.4% (continued)
Tennessee - .3%
Greeneville Health & Educational Facilities Board, Revenue Bonds, Refunding (Ballad Health Obligated Group)	5.00	7/1/2020	2,000,000		2,026,940
Knox County Health Educational & Housing Facility Board, Revenue Bonds (Clear Springs Apartments Project)	1.80	5/1/2021	1,000,000		1,008,630
				3,035,570
Texas - 20.0%
Alamo Heights Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	3.00	2/1/2021	1,500,000		1,528,230
Austin Airport System, Revenue Bonds, Refunding	5.00	11/15/2021	2,500,000		2,672,950
Austin Airport System, Revenue Bonds, Refunding	5.00	11/15/2020	2,500,000		2,571,500
Austin Airport System, Revenue Bonds, Refunding, Ser. B	5.00	11/15/2024	600,000		707,418
Central Texas Regional Mobility Authority, BAN	4.00	1/1/2022	4,000,000		4,157,840
Central Texas Turnpike System, Revenue Bonds, Refunding, Ser. B	1.98	8/15/2022	13,000,000		13,088,400
Corpus Christi, GO	5.00	3/1/2027	2,365,000		2,461,989
Cypress-Fairbanks Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. A3	3.00	8/17/2020	12,000,000		12,115,320
Dallas Housing Finance Corp., Revenue Bonds	1.51	7/1/2023	2,000,000		2,020,740
Dallas Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B5	5.00	2/15/2021	3,000,000		3,117,240
Fort Bend Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program) Ser. A	1.95	8/1/2022	1,000,000		1,020,670
Garland, GO, Refunding	5.00	2/15/2022	1,750,000		1,893,710
Georgetown Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	2.75	8/1/2022	5,000,000		5,204,350
Grand Parkway Transportation Corp., Revenue Bonds, Refunding	1.59	10/1/2022	2,625,000		2,660,805
Grand Parkway Transportation Corp., Revenue Bonds, Refunding	1.61	10/1/2023	6,555,000		6,677,513
Harris County-Houston Sports Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	11/15/2022	6,500,000		7,196,345
Houston Combined Utility System, Revenue Bonds, Refunding, Ser. C, 1 Month LIBOR x .7 +.36%	1.49	8/1/2021	5,000,000	[b]	5,004,750
Houston Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. A1B	2.20	6/1/2020	6,270,000		6,289,500
Houston Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. A2	2.25	6/1/2022	3,500,000		3,608,780
Lamar Consolidated Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. A	1.95	8/17/2020	3,750,000		3,767,512
Lewisville Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program) Ser. A	5.00	8/15/2021	12,700,000		13,474,954
Mansfield Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	2.50	8/1/2021	3,500,000		3,577,350
Matagorda County Navigation District No. 1, Revenue Bonds, Refunding	1.75	9/1/2020	5,000,000		5,014,500
New Caney Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	3.00	8/15/2021	6,000,000		6,179,340
North Texas Tollway Authority, Revenue Bonds (Special Project Systems) Ser. D	5.00	9/1/2021	22,540,000	[c]	23,936,578
North Texas Tollway Authority, Revenue Bonds (Special Project Systems) Ser. D	5.00	9/1/2021	10,000,000	[c]	10,619,600
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2023	2,500,000		2,790,000
Northside Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	2.00	6/1/2021	5,000,000		5,066,650

40

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 103.4% (continued)
Texas - 20.0% (continued)
Pasadena Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	1.50	8/15/2024	4,000,000		4,081,120
Pflugerville Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. A	2.25	8/15/2022	3,450,000		3,555,880
Pflugerville Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	2.50	8/15/2023	9,725,000		10,207,846
Round Rock Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	1.50	8/1/2021	6,770,000		6,786,045
San Antonio Airport System, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2023	1,000,000		1,131,600
San Antonio Airport System, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2023	1,230,000		1,389,716
San Antonio Electric & Gas Systems, Revenue Bonds, Refunding	1.75	12/1/2025	2,500,000		2,594,450
San Antonio Electric & Gas Systems, Revenue Bonds, Refunding, Ser. 2019	2.75	12/1/2022	2,250,000		2,353,815
San Antonio Electric & Gas Systems, Revenue Bonds, Refunding, Ser. A	1.75	12/1/2024	5,000,000		5,161,000
San Antonio Electric & Gas Systems, Revenue Bonds, Refunding, Ser. B	2.00	12/1/2021	5,000,000		5,059,150
Socorro Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	5.00	8/15/2021	10,000,000	[c]	10,601,200
Travis County, GO, Refunding	5.00	3/1/2023	3,900,000		4,226,820
University of Houston, Revenue Bonds, Refunding, Ser. A	5.00	2/15/2022	10,000,000		10,804,900
				226,378,076
U.S. Related - .3%
Antonio B Won International Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2023	825,000		930,080
Antonio B Won International Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2022	1,000,000		1,093,230
Puerto Rico Highways & Transportation Authority, TRAN, Ser. K	5.00	7/1/2017	2,885,000	[f]	1,327,100
				3,350,410
Virginia - 2.1%
Charles City County Economic Development Authority, Revenue Bonds (Waste Management)	2.40	5/2/2022	1,750,000		1,793,873
Fairfax County Industrial Development Authority, Revenue Bonds, Refunding (Inova Health System Obligated Group) Ser. B1	5.00	5/15/2021	3,900,000		4,091,334
Gloucester County Economic Development Authority, Revenue Bonds (Waste Management) Ser. A	2.40	5/2/2022	1,500,000		1,539,675
King George County Economic Development Authority, Revenue Bonds (Waste Management) Ser. A	2.50	6/1/2023	2,000,000	[a]	2,083,060
Peninsula Ports Authority, Revenue Bonds, Refunding (Dominion Terminal Associates Project) Ser. R	1.70	10/1/2022	4,500,000		4,556,970
Sussex County Industrial Development Authority, Revenue Bonds (Waste Management) Ser. A	2.40	5/2/2022	1,750,000		1,796,795
Westmoreland County Industrial Development Authority, Revenue Bonds (Westmoreland County)	2.00	6/1/2022	7,500,000		7,632,075
				23,493,782
Washington - 2.2%
Port of Seattle, Revenue Bonds, Refunding, Ser. B	5.00	9/1/2025	3,000,000		3,176,220
University of Washington, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2023	2,260,000		2,477,954
University of Washington, Revenue Bonds, Refunding, Ser. C	5.00	4/1/2023	1,480,000		1,600,650
University of Washington, Revenue Bonds, Refunding, Ser. C	5.00	4/1/2024	1,700,000		1,902,079
University of Washington, Revenue Bonds, Refunding, Ser. C	5.00	4/1/2022	1,500,000		1,565,790
University of Washington, Revenue Bonds, Ser. A	5.00	5/1/2022	7,575,000		8,078,207
Washington, GO, Refunding, Ser. R-2021A	5.00	6/1/2024	1,500,000		1,685,805
Washington, GO, Refunding, Ser. R-2021A	5.00	6/1/2023	1,500,000		1,631,040
Washington, GO, Refunding, Ser. R-2021A	5.00	6/1/2022	1,110,000		1,164,068

41

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 103.4% (continued)
Washington - 2.2% (continued)
Whatcom County School District No. 502, GO (Insured; School Board Guaranty)	3.00	12/1/2023	1,015,000	1,097,134
				24,378,947
West Virginia - .2%
West Virginia Economic Development Authority, Revenue Bonds (Appalachian Power Company Amos Project) Ser. A	1.70	9/1/2020	2,500,000	2,505,525
Wisconsin - 1.0%
Howard, NAN	4.00	12/1/2022	5,000,000	5,274,800
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/3/2024	5,000,000	5,937,450
				11,212,250
Total Long-Term Municipal Investments (cost $1,155,247,457)			1,170,852,269

Short-Term Municipal Investments - 1.1%
California - .0%
Patterson Public Financing Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	6/1/2020	335,000	337,476
Illinois - .2%
Illinois, GO (Build America Bonds)	5.73	4/1/2020	2,475,000	2,481,856
Massachusetts - .1%
Medford, BAN	2.50	6/19/2020	1,585,000	1,591,926
New Jersey - .5%
New Jersey Economic Development Authority, Revenue Bonds, Refunding	5.00	6/15/2020	5,100,000	5,154,825
New York - .3%
Hempstead Union Free School District, TAN (Insured; State Aid Withholding)	2.50	6/25/2020	3,000,000	3,014,130
Total Short-Term Municipal Investments (cost $12,556,171)			12,580,213
Total Investments (cost $1,167,803,628)			104.5%	1,183,432,482
Liabilities, Less Cash and Receivables			(4.5%)	(50,419,927)
Net Assets			100.0%	1,133,012,555

a The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

b Variable rate security—rate shown is the interest rate in effect at period end.

c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

d Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

e Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2020, these securities were valued at $3,010,860 or .27% of net assets.

f Non-income producing—security in default.

42

Portfolio Summary (Unaudited) †	Value (%)
General	16.1
School District	12.5
General Obligation	10.3
Development	8.5
Education	7.6
Transportation	7.5
Prerefunded	6.4
Medical	5.7
Airport	5.7
Multifamily Housing	5.5
Power	3.5
Tobacco Settlement	2.8
Single Family Housing	2.7
Build America Bonds	2.4
Utilities	2.0
Water	1.6
Pollution	1.2
Facilities	1.1
Student Loan	.7
Housing	.5
Nursing Homes	.2
104.5

† Based on net assets.

See notes to financial statements.

43

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.2%
Alabama - 1.2%
Black Belt Energy Gas District, Revenue Bonds, Refunding (Project No. 4) Ser. A1	4.00	12/1/2025	2,000,000	2,303,100
Florida - .9%
Lake County School Board, COP, Refunding, Ser. B	5.00	6/1/2027	1,620,000	1,758,429
Illinois - 2.7%
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2028	500,000	615,325
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2026	500,000	590,200
Chicago II, GO, Ser. 2002B	5.25	1/1/2022	1,285,000	1,374,192
Chicago II, GO, Ser. A	5.00	1/1/2024	500,000	562,505
Illinois, GO	5.25	2/1/2029	2,000,000	2,288,560
				5,430,782
Kentucky - .7%
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	4.00	6/1/2026	1,000,000	1,166,560
Louisville County Metropolitan Government, Revenue Bonds (Norton Healthcare Obligated Group) (LOC; PNC Bank NA) Ser. B	1.22	10/1/2039	200,000	[a] 200,000
				1,366,560
Louisiana - .1%
East Baton Rouge Parish Industrial Development Board, Revenue Bonds (Exxon Mobil Project) Ser. A	1.18	8/1/2035	200,000	[a] 200,000
New Jersey - 4.8%
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; American Municipal Bond Assurance Corp.) Ser. K	5.25	12/15/2020	1,250,000	1,291,825
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. K	5.25	12/15/2021	2,000,000	2,145,040
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. NN	5.00	3/1/2027	2,000,000	2,217,960
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	5.00	12/15/2026	725,000	893,374
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2031	625,000	790,381
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2029	875,000	1,120,595
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2028	875,000	1,128,181
				9,587,356
New Mexico - 1.2%
New Mexico Municipal Energy Acquisition Authority, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2025	2,000,000	2,392,860
New York - 6.2%
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. A1	5.00	11/15/2024	1,625,000	1,912,657
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2034	1,000,000	1,269,260
New York City Housing Development Corp., Revenue Bonds, Ser. B2	5.25	7/1/2032	1,350,000	1,522,057
New York Liberty Development Corp., Revenue Bonds, Refunding (Bank of America Tower at One Bryant Park)	2.63	9/15/2069	1,675,000	1,787,309
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	2,250,000	[b] 2,535,142
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. D	4.00	2/15/2039	1,500,000	1,828,050
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2025	1,350,000	1,577,299
				12,431,774

44

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2% (continued)
Pennsylvania - 81.5%
Allegheny County Higher Education Building Authority, Revenue Bonds, Refunding (Duquesne University)	5.00	3/1/2026	1,000,000		1,223,510
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (Allegheny Health Network Obligated Group) Ser. A	5.00	4/1/2030	1,000,000		1,275,360
Allegheny County Port Authority, Revenue Bonds, Refunding	5.25	3/1/2024	2,000,000		2,087,160
Armstrong School District, GO, Refunding (Insured; Build America Mutual) Ser. A	5.00	3/15/2029	920,000		1,213,968
Beaver County Hospital Authority, Revenue Bonds, Refunding (Heritage Valley Health System)	5.00	5/15/2021	1,250,000	[c]	1,311,475
Beaver County Hospital Authority, Revenue Bonds, Refunding (Heritage Valley Health System)	5.00	5/15/2021	1,345,000	[c]	1,411,147
Boyertown Area School District, GO (Insured; State Aid Withholding)	5.00	10/1/2034	1,060,000		1,221,883
Capital Region Water, Revenue Bonds, Refunding	5.00	7/15/2026	750,000		929,370
Chambersburg Area School District, GO, Refunding (Insured; State Aid Withholding)	4.00	3/1/2028	1,000,000		1,195,100
Chartiers Valley School District, GO (Insured; State Aid Withholding) Ser. B	5.00	10/15/2040	1,500,000		1,768,680
Chester County Health & Education Facilities Authority, Revenue Bonds (Main Line Health System Obligated Group) Ser. A	4.00	9/1/2038	600,000		730,932
Chester County Health & Education Facilities Authority, Revenue Bonds (Main Line Health System Obligated Group) Ser. A	4.00	9/1/2039	970,000		1,178,569
Chester County Health & Education Facilities Authority, Revenue Bonds (Main Line Health System Obligated Group) Ser. A	4.00	9/1/2037	910,000		1,112,384
Chester County Industrial Development Authority, Revenue Bonds (Green Bond) (Longwood Gardens Project)	5.00	12/1/2034	375,000		490,954
Chester County Industrial Development Authority, Revenue Bonds (Green Bond) (Longwood Gardens Project)	5.00	12/1/2033	740,000		972,160
Clarion County Industrial Development Authority, Revenue Bonds, Refunding (Pennsylvania-American Water Co.)	2.45	12/3/2029	1,200,000		1,269,888
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2032	2,500,000		3,160,750
Cumberland County Municipal Authority, Revenue Bonds (Penn State Health Obligated Group)	5.00	11/1/2034	1,000,000		1,311,890
Cumberland County Municipal Authority, Revenue Bonds (Penn State Health Obligated Group)	5.00	11/1/2032	1,000,000		1,323,930
Dallastown Area School District, GO, Refunding (Insured; State Aid Withholding)	5.00	4/15/2031	1,400,000		1,673,952
Dauphin County General Authority, Revenue Bonds, Refunding (Pinnacle Health Systems Project) Ser. A	5.00	6/1/2029	1,000,000		1,220,400
Delaware County Authority, Revenue Bonds (Villanova University)	5.00	8/1/2040	1,015,000		1,196,259
Downingtown Area School District, GO (Insured; State Aid Withholding) Ser. C	5.00	8/1/2030	1,455,000		1,832,616
Easton Area School District, GO (Insured; State Aid Withholding) Ser. A	5.00	4/1/2029	1,090,000		1,351,458
Erie City Water Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	2.07	12/1/2026	275,000		280,984
Erie City Water Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	2.16	12/1/2027	650,000		665,789
Erie County, GO (Insured; National Public Finance Guarantee Corp.) Ser. A	5.50	9/1/2022	1,640,000		1,824,402
Franklin County, GO, Refunding	4.00	11/1/2032	1,205,000		1,393,378
Garnet Valley School District, GO, Refunding (Insured; State Aid Withholding)	4.00	4/1/2027	2,415,000		2,786,620
Lancaster County Solid Waste Management Authority, Revenue Bonds (Insured; County Guaranty) Ser. B	5.00	12/15/2033	1,895,000		2,173,773

45

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2% (continued)
Pennsylvania - 81.5% (continued)
Lancaster County Solid Waste Management Authority, Revenue Bonds, Ser. A	5.25	12/15/2032	1,880,000		2,177,642
Lebanon School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.00	6/15/2031	1,500,000		1,742,610
Lower Merion Township, GO, Ser. B	4.00	7/15/2031	460,000		517,003
Lower Merion Township, GO, Ser. B	4.00	7/15/2033	495,000		554,370
Lower Merion Township, GO, Ser. B	4.00	7/15/2034	515,000		576,393
Lower Merion Township, GO, Ser. B	4.00	7/15/2030	440,000		495,018
Lower Merion Township, GO, Ser. B	4.00	7/15/2029	425,000		478,954
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (The Hill School Project)	5.00	8/15/2037	500,000		593,335
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Obligated Group Project)	4.00	9/1/2034	1,000,000		1,189,960
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Obligated Group) Ser. A	5.00	9/1/2030	1,600,000		2,059,936
Mount Lebanon Hospital Authority, Revenue Bonds (St. Clair Memorial Hospital Project)	5.00	7/1/2035	1,000,000		1,259,180
Mount Lebanon Hospital Authority, Revenue Bonds (St. Clair Memorial Hospital Project)	5.00	7/1/2036	1,105,000		1,388,433
Northampton County General Purpose Authority, Revenue Bonds, Refunding (Lafayette College) Ser. A	5.00	11/1/2043	2,000,000		2,235,400
Northampton County General Purpose Authority, Revenue Bonds, Refunding (Lehigh University) Ser. A	4.00	11/15/2035	1,030,000		1,190,217
Pennsylvania, GO, Ser. 1st	5.00	3/15/2028	2,200,000		2,632,960
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Waste Management Project Obligated Group)	2.15	7/1/2024	2,000,000		2,081,860
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Waste Management Project) Ser. A	2.15	11/1/2021	2,375,000		2,411,195
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (Amtrak Project) Ser. A	5.00	11/1/2026	1,000,000		1,100,230
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (Forum Place Project)	5.00	3/1/2022	1,000,000	[c]	1,083,350
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (UPMC Obligated Group)	4.00	3/15/2032	1,690,000		1,965,402
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (Insured; Build American Mutual) Ser. AT1	5.00	6/15/2027	1,000,000		1,235,780
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (Temple University)	5.00	4/1/2026	1,000,000		1,082,940
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (The Trustees of the University of Pennsylvania) Ser. A	5.00	8/15/2032	1,000,000		1,260,550
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (The University of Pennsylvania Health System Obligated Group)	5.00	8/15/2033	1,000,000		1,315,930
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (The University of Pennsylvania Health System Obligated Group) Ser. E	4.00	8/15/2034	1,000,000		1,173,130
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Drexel University)	5.00	5/1/2028	1,855,000		2,345,926
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (St. System of Higher Education) Ser. AQ	5.00	6/15/2025	1,000,000		1,202,740
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (The University of Pennsylvania Health System)	5.00	8/15/2035	1,200,000		1,438,536
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Sciences)	5.00	11/1/2025	1,000,000		1,193,510

46

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2% (continued)
Pennsylvania - 81.5% (continued)
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding, Ser. AV1	4.00	6/15/2030	2,220,000		2,649,437
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 122	3.65	10/1/2032	2,000,000		2,203,580
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 2019-131A	3.50	4/1/2049	2,000,000		2,170,680
Pennsylvania Housing Finance Agency, Revenue Bonds, Ser. 114C	3.65	10/1/2037	1,000,000		1,021,820
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2040	1,260,000		1,559,704
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.25	7/15/2025	2,500,000		3,076,400
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. 2nd	5.00	12/1/2034	1,000,000		1,255,900
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. 2nd	5.00	12/1/2038	1,230,000		1,528,792
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2030	1,325,000		1,658,688
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. A1	5.25	12/1/2035	2,280,000		2,758,891
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. B2	5.00	6/1/2032	1,000,000		1,241,760
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A	5.00	12/1/2022	2,415,000	[c]	2,691,155
Philadelphia, GO, Refunding	5.00	8/1/2029	1,000,000		1,263,610
Philadelphia, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/2030	1,275,000		1,609,917
Philadelphia, GO, Refunding, Ser. A	5.00	8/1/2029	1,000,000		1,263,610
Philadelphia, GO, Ser. B	5.00	2/1/2028	1,085,000		1,399,032
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2025	2,000,000		2,399,560
Philadelphia Authority for Industrial Development, Revenue Bonds (Green Bond) Ser. A	5.00	2/15/2034	1,250,000		1,555,500
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (Children's Hospital of Philadelphia Project)	4.00	7/1/2036	1,000,000		1,164,140
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding, Ser. 2016	5.00	4/1/2031	2,000,000		2,369,680
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding, Ser. 2016	5.00	4/1/2025	1,500,000		1,801,815
Philadelphia Water & Wastewater, Revenue Bonds, Refunding	5.00	11/1/2022	355,000	[c]	394,377
Philadelphia Water & Wastewater, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2031	2,000,000		2,396,160
Philadelphia Water & Wastewater, Revenue Bonds, Ser. A	5.00	1/1/2036	2,830,000		2,920,645
Pittsburgh, GO	4.00	9/1/2034	325,000		376,116
Pittsburgh, GO	4.00	9/1/2036	500,000		577,305
Pittsburgh, GO	4.00	9/1/2035	750,000		867,570
Pittsburgh & Allegheny County Sports & Exhibition Authority, Revenue Bonds	5.00	12/15/2023	855,000		975,076
Pittsburgh & Allegheny County Sports & Exhibition Authority, Revenue Bonds	5.00	12/15/2024	940,000		1,105,431
Pittsburgh & Allegheny County Sports & Exhibition Authority, Revenue Bonds	5.00	12/15/2032	1,000,000		1,243,990
Pittsburgh Water & Sewer Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.00	9/1/2023	2,580,000	[c]	2,953,636
Pittsburgh Water & Sewer Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/1/2026	1,000,000		1,251,930
Selinsgrove Area School District, GO, Refunding (Insured; State Aid Withholding) Ser. B	3.00	3/1/2026	1,095,000		1,187,341

47

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.2% (continued)
Pennsylvania - 81.5% (continued)
Southcentral Pennsylvania General Authority, Revenue Bonds, Refunding (Wellspan Health Obligated Group)	5.00	6/1/2038	1,000,000	1,285,980
Southcentral Pennsylvania General Authority, Revenue Bonds, Refunding (Wellspan Health Obligated Group) Ser. A	5.00	6/1/2027	2,085,000	2,421,936
State Public School Building Authority, Revenue Bonds (The School District of Philadelphia) (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/2022	2,490,000	[c] 2,703,443
State Public School Building Authority, Revenue Bonds, Refunding (The School District of Philadelphia) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	6/1/2024	2,000,000	2,306,160
Susquehanna Township School District, GO, Refunding (Insured; State Aid Withholding)	4.00	11/15/2027	1,975,000	2,202,658
Susquehanna Township School District, GO, Refunding (Insured; State Aid Withholding) Ser. R	3.00	5/15/2031	1,330,000	1,479,838
The Canonsburg-Houston Joint Authority, Revenue Bonds, Ser. A	5.00	12/1/2023	1,260,000	1,430,226
The Pennsylvania State University, Revenue Bonds, Ser. A	5.00	9/1/2033	1,010,000	1,259,298
The School District of Philadelphia, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2028	500,000	640,675
Tredyffrin Easttown School District, GO (Insured; State Aid Withholding)	5.00	2/15/2036	1,365,000	1,709,403
Tredyffrin Easttown School District, GO (Insured; State Aid Withholding)	5.00	2/15/2034	240,000	301,546
Upper Merion Area School District, GO (Insured; State Aid Withholding)	5.00	1/15/2036	250,000	302,840
Upper Merion Area School District, GO (Insured; State Aid Withholding)	5.00	1/15/2037	275,000	332,266
Upper Merion Area School District, GO (Insured; State Aid Withholding)	5.00	1/15/2034	350,000	426,279
Upper Merion Area School District, GO (Insured; State Aid Withholding)	5.00	1/15/2035	420,000	510,094
Upper Moreland Township School District, GO (Insured; State Aid Withholding)	4.00	10/1/2033	780,000	839,662
Upper St. Clair Township School District, GO (Insured; State Aid Withholding)	5.00	10/1/2041	1,000,000	1,162,190
West Mifflin Area School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/2026	1,000,000	1,214,460
Westmoreland County Municipal Authority, Revenue Bonds, Refunding (Insured; Build America Mutual Assurance Company)	5.00	8/15/2028	1,000,000	1,212,620
Whitemarsh Township, GO, Refunding	4.00	11/15/2039	1,000,000	1,095,510
Whitemarsh Township, GO, Refunding	4.00	11/15/2035	605,000	667,351
				161,968,914
U.S. Related - .9%
Guam, Revenue Bonds, Ser. A	5.00	1/1/2024	1,500,000	1,597,875
Puerto Rico Infrastructure Financing Authority, Revenue Bonds, Ser. B	5.00	7/1/2021	800,000	[d] 200,000
				1,797,875
Total Investments (cost $185,738,165)			100.2%	199,237,650
Liabilities, Less Cash and Receivables			(0.2%)	(388,541)
Net Assets			100.0%	198,849,109

a The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2020, these securities were valued at $2,535,142 or 1.27% of net assets.

c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

d Non-income producing—security in default.

48

Portfolio Summary (Unaudited) †	Value (%)
Education	14.2
School District	13.6
Medical	12.6
General Obligation	11.6
General	10.0
Transportation	8.7
Prerefunded	6.3
Water	6.2
Development	4.1
Pollution	3.4
Tobacco Settlement	3.1
Single Family Housing	2.7
Facilities	1.7
Airport	1.2
Multifamily Housing	.8
100.2

† Based on net assets.

See notes to financial statements.

49

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2%
Alabama - 1.0%
Black Belt Energy Gas District, Revenue Bonds, Refunding (Project No. 4) Ser. A1	4.00	12/1/2025	3,000,000		3,454,650
District of Columbia - .4%
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. B	4.00	10/1/2035	1,000,000		1,208,090
Illinois - 2.2%
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2028	1,000,000		1,230,650
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2026	1,000,000		1,180,400
Chicago II, GO, Ser. A	5.00	1/1/2023	1,970,000		2,158,253
Illinois, GO, Ser. D	5.00	11/1/2026	2,500,000		3,055,600
				7,624,903
Kentucky - .9%
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	4.00	6/1/2026	2,500,000		2,916,400
Massachusetts - 84.5%
Berkshire Wind Power Cooperative Corp., Revenue Bonds, Refunding (Green Bond) (Berkshire Wind Project) Ser. 2	5.00	7/1/2030	1,000,000		1,253,090
Berkshire Wind Power Cooperative Corp., Revenue Bonds, Refunding (Green Bond) (Berkshire Wind Project) Ser. 2	5.00	7/1/2028	1,000,000		1,271,530
Berkshire Wind Power Cooperative Corp., Revenue Bonds, Refunding (Green Bond) (Berkshire Wind Project) Ser. 2	5.00	7/1/2026	475,000		591,940
Collegiate Charter School of Lowell, Revenue Bonds	4.00	6/15/2024	315,000		334,439
Collegiate Charter School of Lowell, Revenue Bonds	5.00	6/15/2039	1,000,000		1,100,480
Collegiate Charter School of Lowell, Revenue Bonds	5.00	6/15/2029	485,000		548,152
Dedham, GO	4.00	6/15/2029	495,000		576,091
Framingham, GO, Refunding	5.00	12/1/2028	420,000		548,696
Framingham, GO, Refunding	5.00	12/1/2029	365,000		474,985
Manchester Essex Regional School District, GO	4.00	2/1/2034	845,000		1,012,547
Manchester Essex Regional School District, GO	4.00	2/1/2033	590,000		714,278
Mansfield, GO	4.00	5/15/2030	845,000		971,649
Mansfield, GO	4.00	5/15/2029	815,000		942,645
Massachusetts, GO, Refunding, Ser. A, 3 Month LIBOR x .67 +.55%	1.73	11/1/2025	2,500,000	[a]	2,506,050
Massachusetts, GO, Refunding, Ser. B	5.00	7/1/2027	1,000,000		1,291,130
Massachusetts, GO, Ser. A	5.00	3/1/2031	2,250,000		2,624,872
Massachusetts, GO, Ser. C	4.00	2/1/2029	2,500,000		2,803,075
Massachusetts Clean Energy Cooperative Corp., Revenue Bonds	5.00	7/1/2028	1,250,000		1,419,900
Massachusetts Clean Energy Cooperative Corp., Revenue Bonds	5.00	7/1/2032	870,000		987,224
Massachusetts Development Finance Agency, Revenue Bonds (Boston University) Ser. DD1	5.00	4/1/2024	1,075,000		1,232,219
Massachusetts Development Finance Agency, Revenue Bonds (Dana-Farber Cancer Institute Obligated Group) Ser. N	5.00	12/1/2033	2,500,000		3,096,425
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2026	170,000		206,244
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2032	340,000		425,085
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2033	305,000		380,542
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2031	325,000		407,394
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2027	280,000		348,281
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2028	255,000		323,575

50

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2% (continued)
Massachusetts - 84.5% (continued)
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College) Ser. A	5.00	1/1/2023	400,000		445,088
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College) Ser. A	5.00	1/1/2022	565,000		604,008
Massachusetts Development Finance Agency, Revenue Bonds (North Hill Communities Obligated Group) Ser. A	6.50	11/15/2023	2,000,000	[b,c]	2,413,140
Massachusetts Development Finance Agency, Revenue Bonds (Southcoast Health System Obligated Group) Ser. F	4.00	7/1/2020	530,000		535,130
Massachusetts Development Finance Agency, Revenue Bonds (Suffolk University)	5.13	7/1/2040	210,000		212,667
Massachusetts Development Finance Agency, Revenue Bonds (Waste Management Project)	2.15	5/1/2020	2,500,000	[b]	2,503,900
Massachusetts Development Finance Agency, Revenue Bonds (Wentworth Institute of Technology)	5.00	10/1/2024	550,000		645,436
Massachusetts Development Finance Agency, Revenue Bonds (Wentworth Institute of Technology)	5.00	10/1/2020	705,000		720,700
Massachusetts Development Finance Agency, Revenue Bonds (Williams College) Ser. S	5.00	7/1/2030	1,000,000		1,290,980
Massachusetts Development Finance Agency, Revenue Bonds, Refunding	5.00	7/1/2032	1,910,000		2,309,572
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Babson College) Ser. A	5.00	10/1/2025	545,000		667,674
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Baystate Medical Center Obligated Group) Ser. N	5.00	7/1/2024	350,000		407,974
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Beth Israel Lahey Health Obligated Group)	5.00	7/1/2026	1,000,000		1,235,120
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Boston Medical Center Obligated Group) Ser. E	5.00	7/1/2023	2,060,000		2,313,792
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Boston Medical Center Obligated Group) Ser. E	5.00	7/1/2025	500,000		596,175
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Boston Medical Center Obligated Group) Ser. E	5.00	7/1/2026	500,000		611,745
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Boston University) Ser. BB2	4.00	10/1/2032	1,000,000		1,161,450
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (College of Holy Cross)	5.00	9/1/2026	705,000		890,204
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College)	5.00	1/1/2025	1,000,000		1,185,330
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College)	5.00	1/1/2035	1,000,000		1,165,390
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College) Ser. A	5.00	1/1/2033	1,250,000		1,559,600
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College) Ser. A	5.00	1/1/2035	1,000,000		1,243,300
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emmanuel College) Ser. A	5.00	10/1/2030	1,000,000		1,225,190
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emmanuel College) Ser. A	5.00	10/1/2043	1,000,000		1,188,540
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/2037	835,000		1,016,805
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/2035	840,000		1,027,396
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/2031	350,000		432,506
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/2032	370,000		455,696
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/2033	390,000		478,811
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Foxborough Regional Charter School)	4.00	7/1/2022	655,000		687,095

51

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2% (continued)
Massachusetts - 84.5% (continued)
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Foxborough Regional Charter School)	4.00	7/1/2021	625,000		643,031
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Foxborough Regional Charter School)	5.00	7/1/2037	1,600,000		1,882,480
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Harvard University) Ser. A	5.00	7/15/2027	3,200,000		4,048,544
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (International Charter School)	5.00	4/15/2033	3,410,000		3,855,994
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (International Charter School)	5.00	4/15/2040	1,730,000		1,933,154
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (MCPHS University) Ser. H	5.00	7/1/2037	465,000		555,619
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Olin College) Ser. E	5.00	11/1/2038	4,500,000		5,116,950
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Park School)	5.00	9/1/2021	300,000		318,543
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Healthcare System)	4.00	7/1/2036	2,480,000		2,923,126
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Healthcare System)	4.00	7/1/2032	2,000,000		2,313,520
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Healthcare System) Ser. S5,1 Month MUNIPSA +.42%	1.57	1/27/2022	1,500,000	[a]	1,500,720
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Simmons College) Ser. J	5.25	10/1/2024	465,000		535,480
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Simmons College) Ser. K1	5.00	10/1/2029	1,000,000		1,207,810
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Simmons College) Ser. K1	5.00	10/1/2025	700,000		849,478
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (South Shore Hospital) Ser. I	5.00	7/1/2024	530,000		614,381
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (South Shore Hospital) Ser. I	5.00	7/1/2025	500,000		596,745
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (South Shore Hospital) Ser. I	5.00	7/1/2028	750,000		910,995
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (South Shore Hospital) Ser. I	5.00	7/1/2021	500,000		525,290
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Sterling & Francine Clark)	5.00	7/1/2028	1,000,000		1,269,510
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Sterling & Francine Clark)	5.00	7/1/2031	2,050,000		2,584,394
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2028	525,000		671,244
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2027	600,000		752,892
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2029	2,250,000		2,787,930
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2028	1,300,000		1,621,906
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2023	2,500,000		2,824,625
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2025	1,340,000		1,607,705
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2033	1,000,000		1,223,140
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (The Broad Institute)	5.00	4/1/2036	2,000,000		2,554,200
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Umass Memorial Health Care Obligated Group) Ser. I	5.00	7/1/2024	1,000,000		1,168,880

52

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.2% (continued)
Massachusetts - 84.5% (continued)
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Umass Memorial Health Care Obligated Group) Ser. I	5.00	7/1/2025	2,375,000	2,865,865
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Umass Memorial Health Care Obligated Group) Ser. I	5.00	7/1/2036	1,340,000	1,620,690
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Umass Memorial Health Care Obligated Group) Ser. K	5.00	7/1/2024	815,000	952,637
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Umass Memorial Health Care Obligated Group) Ser. K	5.00	7/1/2022	490,000	535,350
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2026	1,205,000	1,496,586
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2024	1,090,000	1,279,976
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2032	500,000	635,545
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2033	500,000	633,280
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2035	1,000,000	1,172,960
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2040	2,650,000	3,081,261
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	3.00	1/1/2025	190,000	208,785
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	4.00	1/1/2026	130,000	152,339
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2028	140,000	175,662
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2027	310,000	389,069
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2031	415,000	516,011
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2030	410,000	511,467
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2029	200,000	250,340
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Williams College) Ser. P	5.00	7/1/2024	3,250,000	3,696,062
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Woods Hole Oceanographic Institution)	5.00	6/1/2025	450,000	546,746
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Woods Hole Oceanographic Institution)	5.00	6/1/2026	850,000	1,065,586
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2029	1,050,000	1,344,052
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2031	1,350,000	1,711,759
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2030	2,075,000	2,640,043
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A2	5.00	7/1/2037	2,460,000	3,243,584
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. H1	5.00	7/1/2022	1,000,000	1,092,790
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. H1	5.00	7/1/2025	800,000	961,656
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. I	5.00	7/1/2026	1,000,000	1,235,120
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. I	5.00	7/1/2029	2,000,000	2,458,000

53

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2% (continued)
Massachusetts - 84.5% (continued)
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2026	1,000,000		1,258,960
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2032	250,000		331,830
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2034	200,000		263,682
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2035	200,000		263,064
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2025	1,140,000		1,396,078
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2033	160,000		211,366
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2031	250,000		333,443
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding (Issue J)	5.00	7/1/2021	2,350,000		2,474,949
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding (Issue K) Ser. A	5.00	7/1/2024	3,000,000		3,484,500
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding (Issue L) Ser. B	5.00	7/1/2023	2,300,000		2,591,387
Massachusetts Federal Highway, GAN, Ser. A	5.00	6/15/2027	2,000,000		2,361,780
Massachusetts Federal Highway, GAN, Ser. A	5.00	6/15/2025	4,000,000		4,719,800
Massachusetts Federal Highway, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2027	2,500,000		3,141,275
Massachusetts Federal Highway, Revenue Bonds, Ser. A	5.00	6/15/2027	2,000,000		2,513,020
Massachusetts Health & Educational Facilities Authority, Revenue Bonds (Massachusetts Institute of Technology) Ser. K	5.50	7/1/2022	1,800,000		1,996,956
Massachusetts Health & Educational Facilities Authority, Revenue Bonds (Tufts University) (Liquidity Facility; U.S. Bank NA) Ser. N1	1.12	8/15/2040	1,600,000	[d]	1,600,000
Massachusetts Health & Educational Facilities Authority, Revenue Bonds (University of Massachusetts) Ser. A	1.85	4/1/2022	1,250,000		1,278,063
Massachusetts Health & Educational Facilities Authority, Revenue Bonds, Refunding (Massachusetts Institute of Technology) Ser. L	5.00	7/1/2023	3,335,000		3,801,000
Massachusetts Health & Educational Facilities Authority, Revenue Bonds, Refunding (Northeastern University) Ser. A	5.00	10/1/2030	3,000,000		3,070,170
Massachusetts Health & Educational Facilities Authority, Revenue Bonds, Refunding (Tufts University) Ser. M	5.25	2/15/2026	3,130,000		3,939,355
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding (Insured; GNMA, FNMA & FHLMC) Ser. 195	4.00	12/1/2048	1,130,000		1,237,214
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding, Ser. 183	3.50	12/1/2046	940,000		988,974
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding, Ser. 207	4.00	6/1/2049	2,645,000		2,941,399
Massachusetts Housing Finance Agency, Revenue Bonds, Ser. F	2.95	12/1/2032	1,000,000		1,055,440
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2032	865,000		1,119,561
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2035	500,000		642,995
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2028	1,330,000		1,570,956
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2028	2,000,000		2,604,540
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2027	2,000,000		2,546,460
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2031	1,500,000		1,636,275

54

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2% (continued)
Massachusetts - 84.5% (continued)
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2030	1,375,000		1,500,579
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. C	5.00	7/1/2033	2,000,000		2,343,300
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. C	5.00	7/1/2032	750,000		879,803
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. C	5.00	7/1/2030	1,635,000		2,153,115
Massachusetts Port Authority, Revenue Bonds, Ser. A	5.00	7/1/2027	1,345,000		1,467,839
Massachusetts Port Authority, Revenue Bonds, Ser. B	5.00	7/1/2028	200,000		241,652
Massachusetts Port Authority, Revenue Bonds, Ser. B	5.00	7/1/2029	200,000		241,666
Massachusetts Port Authority, Revenue Bonds, Ser. B	5.00	7/1/2024	315,000		368,928
Massachusetts School Building Authority, Revenue Bonds, Refunding, Ser. A	5.00	8/15/2026	2,000,000		2,206,000
Massachusetts School Building Authority, Revenue Bonds, Refunding, Ser. B	5.00	8/15/2029	2,700,000		2,973,915
Massachusetts School Building Authority, Revenue Bonds, Refunding, Ser. C	4.00	8/15/2032	2,500,000		2,891,650
Massachusetts Transportation Fund, Revenue Bonds, Ser. A	5.00	6/1/2036	1,000,000		1,166,120
Massachusetts Transportation Trust Fund Metropolitan Highway, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2023	5,000,000		5,581,500
Massachusetts Water Resources Authority, Revenue Bonds, Refunding (Green Bond) Ser. C	5.00	8/1/2029	2,590,000		3,262,442
Massachusetts Water Resources Authority, Revenue Bonds, Refunding (Green Bond) Ser. C	5.00	8/1/2033	2,500,000		3,129,150
Massachusetts Water Resources Authority, Revenue Bonds, Refunding (Green Bond) Ser. C	5.00	8/1/2028	1,925,000		2,427,637
Massachusetts Water Resources Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.25	8/1/2028	2,000,000		2,695,160
Medway, GO	3.00	9/1/2030	650,000		736,158
Medway, GO	3.00	9/1/2032	700,000		783,783
Medway, GO	3.00	9/1/2031	500,000		562,815
Metropolitan Boston Transit Parking Corp., Revenue Bonds, Refunding	5.00	7/1/2041	2,000,000		2,104,420
Minuteman Regional Vocational Technical School District, GO	5.00	10/15/2027	525,000		665,128
Minuteman Regional Vocational Technical School District, GO	5.00	10/15/2026	915,000		1,162,755
Minuteman Regional Vocational Technical School District, GO	5.00	10/15/2028	1,055,000		1,331,431
Mount Greylock Regional School District, GO, Refunding	4.00	6/15/2029	745,000		837,983
Mount Greylock Regional School District, GO, Refunding	4.00	6/15/2028	420,000		474,075
Mount Greylock Regional School District, GO, Refunding	4.00	6/15/2030	315,000		354,425
Mount Greylock Regional School District, GO, Refunding	4.00	6/15/2027	640,000		723,891
Natick, GO	4.00	7/15/2033	3,000,000		3,615,420
Natick, GO	5.00	7/15/2029	2,000,000		2,593,120
Plainville, GO	4.00	10/15/2030	1,210,000		1,470,017
Randolph, GO, Refunding	5.00	9/15/2031	595,000		764,283
Sharon, GO	3.00	2/15/2033	2,000,000		2,253,540
The Massachusetts Clean Water Trust, Revenue Bonds (Green Bond) Ser. 20	5.00	2/1/2035	990,000		1,184,416
The Massachusetts Clean Water Trust, Revenue Bonds (Green Bond) Ser. 20	5.00	2/1/2033	2,300,000		2,758,045
The Massachusetts Clean Water Trust, Revenue Bonds (Green Bond) Ser. 21	5.00	8/1/2035	2,250,000		2,932,537
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding	3.90	8/1/2023	2,500,000	[e]	2,642,700
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding, Ser. A	5.75	8/1/2029	155,000		155,578

55

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.2% (continued)
Massachusetts - 84.5% (continued)
University of Massachusetts Building Authority, Revenue Bonds, Refunding, Ser. 3	5.00	11/1/2034	2,200,000	2,823,678
University of Massachusetts Building Authority, Revenue Bonds, Ser. 1	4.00	11/1/2043	2,500,000	2,688,500
University of Massachusetts Building Authority, Revenue Bonds, Ser. 1	5.00	11/1/2040	1,000,000	1,322,640
University of Massachusetts Building Authority, Revenue Bonds, Ser. 1	5.00	11/1/2039	1,000,000	1,327,040
University of Massachusetts Building Authority, Revenue Bonds, Ser. 1	5.00	11/1/2035	3,000,000	4,028,700
Worcester, GO, Refunding	4.00	1/15/2028	800,000	964,304
Worcester, GO, Refunding	4.00	1/15/2031	2,235,000	2,655,918
Worcester, GO, Refunding, Ser. A	5.00	1/15/2029	1,690,000	2,082,840
				286,399,547
New Jersey - 3.1%
New Jersey Economic Development Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. UU	5.00	6/15/2025	2,000,000	2,315,860
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. K	5.25	12/15/2021	2,160,000	2,316,643
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	5.00	12/15/2026	1,150,000	1,417,076
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2031	875,000	1,106,534
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2029	1,375,000	1,760,935
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2028	1,375,000	1,772,856
				10,689,904
New Mexico - 1.1%
New Mexico Municipal Energy Acquisition Authority, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2025	3,000,000	3,589,290
New York - 4.8%
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. A1	5.00	11/15/2024	2,500,000	2,942,550
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2034	2,000,000	2,538,520
New York City Housing Development Corp., Revenue Bonds, Ser. B2	5.25	7/1/2032	2,250,000	2,536,762
New York Liberty Development Corp., Revenue Bonds, Refunding (Bank of America Tower at One Bryant Park)	2.63	9/15/2069	2,675,000	2,854,359
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	2,250,000	[b] 2,535,142
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. D	4.00	2/15/2039	2,480,000	3,022,376
				16,429,709
Ohio - .5%
Franklin County, Revenue Bonds, Ser. A	5.00	12/1/2036	1,250,000	1,660,187
Texas - 1.0%
Arlington Higher Education Finance Corp., Revenue Bonds (Great Hearts America) (Insured; Permanent School Fund) Ser. A	4.00	8/15/2035	500,000	601,985
Arlington Higher Education Finance Corp., Revenue Bonds (Great Hearts America) (Insured; Permanent School Fund) Ser. A	4.00	8/15/2031	510,000	619,018
Arlington Higher Education Finance Corp., Revenue Bonds (Insured; Permanent School Fund)	4.00	8/15/2034	1,100,000	1,321,914

56

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.2% (continued)
Texas - 1.0% (continued)
Arlington Higher Education Finance Corp., Revenue Bonds (Insured; Permanent School Fund)	5.00	8/15/2032	620,000	812,684
				3,355,601
U.S. Related - .7%
Guam, Revenue Bonds, Refunding, Ser. A	6.00	11/1/2026	500,000	528,820
Guam, Revenue Bonds, Ser. A	5.00	1/1/2025	1,500,000	1,597,860
Puerto Rico Infrastructure Financing Authority, Revenue Bonds, Ser. B	5.00	7/1/2020	650,000	[f] 162,500
				2,289,180
Total Investments (cost $317,440,886)			100.2%	339,617,461
Liabilities, Less Cash and Receivables			(0.2%)	(624,942)
Net Assets			100.0%	338,992,519

a Variable rate security—rate shown is the interest rate in effect at period end.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2020, these securities were valued at $7,452,182 or 2.2% of net assets.

c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

d Auction Rate Security—interest rate is reset periodically under an auction process that is conducted by an auction agent. Rate shown is the interest rate in effect at period end.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Non-income producing—security in default.

Portfolio Summary (Unaudited) †	Value (%)
Education	32.3
Medical	14.5
General Obligation	10.8
Transportation	9.1
General	9.1
Water	6.2
School District	2.8
Airport	2.7
Development	2.6
Student Loan	2.5
Power	1.6
Single Family Housing	1.5
Tobacco Settlement	1.4
Multifamily Housing	1.1
Pollution	.7
Prerefunded	.7
Facilities	.6
100.2

† Based on net assets.

See notes to financial statements.

57

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 104.4%
Alabama - 1.0%
Black Belt Energy Gas District, Revenue Bonds, Refunding (Project No. 4) Ser. A1	4.00	12/1/2025	1,500,000	1,727,325
Illinois - 2.4%
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2028	500,000	615,325
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2026	500,000	590,200
Chicago II, GO, Ser. 2002B	5.25	1/1/2022	1,150,000	1,229,821
Illinois, GO, Ser. D	5.00	11/1/2026	1,250,000	1,527,800
				3,963,146
Michigan - .7%
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Corp. Obligated Group)	5.00	6/1/2022	1,000,000	[a] 1,092,520
New Jersey - 4.1%
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; American Municipal Bond Assurance Corp.) Ser. K	5.25	12/15/2020	1,000,000	1,033,460
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. K	5.25	12/15/2021	1,265,000	1,356,738
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. II	5.00	3/1/2025	1,070,000	1,150,945
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	5.00	12/15/2026	625,000	770,150
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2031	500,000	632,305
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2029	750,000	960,510
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2028	750,000	967,012
				6,871,120
New Mexico - 1.1%
New Mexico Municipal Energy Acquisition Authority, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2025	1,500,000	1,794,645
New York - 94.5%
Albany County Airport Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/15/2023	1,500,000	1,517,985
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2025	420,000	514,286
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2026	450,000	565,758
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2027	470,000	605,134
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2024	405,000	481,027
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2021	345,000	369,447
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2022	370,000	410,989
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2023	385,000	442,607
Battery Park City Authority, Revenue Bonds, Refunding, Ser. A	5.00	11/1/2023	1,065,000	1,231,417
Build NYC Resource Corp., Revenue Bonds, Refunding (YMCA of Greater New York Project)	5.00	8/1/2029	200,000	236,446
Build NYC Resource Corp., Revenue Bonds, Refunding (YMCA of Greater New York Project)	5.00	8/1/2027	300,000	357,258
Build NYC Resource Corp., Revenue Bonds, Refunding (YMCA of Greater New York Project)	5.00	8/1/2026	350,000	417,816
Chautauqua County, GO (Build America Mutual) Ser. A	2.00	12/15/2027	720,000	759,751

58

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 104.4% (continued)
New York - 94.5% (continued)
Dutchess County Local Development Corp., Revenue Bonds (Health Quest Systems Obligated Group) Ser. B	5.00	7/1/2026	1,000,000		1,242,720
Dutchess County Local Development Corp., Revenue Bonds (Marist College Project) Ser. A	5.00	7/1/2040	1,000,000		1,196,430
Dutchess County Local Development Corp., Revenue Bonds, Refunding (The Culinary Institute of America Project)	5.00	7/1/2028	1,000,000		1,287,610
Dutchess County Local Development Corp., Revenue Bonds, Refunding (The Culinary Institute of America Project)	5.00	7/1/2033	920,000		1,162,733
Dutchess County Local Development Corp., Revenue Bonds, Refunding (The Culinary Institute of America Project)	5.00	7/1/2026	525,000		649,525
Dutchess County Local Development Corp., Revenue Bonds, Refunding (The Culinary Institute of America Project)	5.00	7/1/2027	1,000,000		1,258,790
East Ramapo Central School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	12/15/2024	1,240,000		1,483,759
Haverstraw-Stony Point Central School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	10/15/2034	730,000		834,134
Haverstraw-Stony Point Central School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	10/15/2033	725,000		829,117
Island Trees Union Free School District, GO, Refunding (Insured; State Aid Withholding)	3.00	5/15/2030	615,000		689,686
Johnstown City School District, GO, Refunding (Insured; Build America Mutual)	3.00	6/15/2028	1,100,000		1,260,248
Long Island Power Authority, Revenue Bonds	5.00	9/1/2035	2,450,000		3,131,443
Metropolitan Transportation Authority, Revenue Bonds (Green Bond) Ser. A	5.00	11/15/2035	1,570,000		1,979,472
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. A1	5.00	11/15/2024	2,300,000		2,707,146
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. B2	4.00	11/15/2033	1,000,000		1,189,690
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2025	1,000,000		1,223,580
Metropolitan Transportation Authority, Revenue Bonds, Refunding (LOC; U.S. BANK NA) Ser. E1	1.18	11/15/2050	400,000	[b]	400,000
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. B	5.00	11/15/2035	1,215,000		1,497,560
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C1	5.25	11/15/2030	1,000,000		1,234,830
Metropolitan Transportation Authority, Revenue Bonds, Ser. B	5.00	11/15/2038	1,010,000		1,135,725
Monroe County Industrial Development Corp., Revenue Bonds (The Rochester General Hospital)	5.00	12/1/2032	1,000,000		1,229,050
Monroe County Industrial Development Corp., Revenue Bonds (The Rochester General Hospital)	5.00	12/1/2028	1,095,000		1,360,132
Monroe County Industrial Development Corp., Revenue Bonds, Refunding (University of Rochester Project) Ser. C	4.00	7/1/2035	1,000,000		1,171,710
Nassau County, GO, Refunding, Ser. A	5.00	1/1/2032	1,640,000		1,993,092
Nassau County, GO, Refunding, Ser. B	5.00	4/1/2036	1,000,000		1,242,670
Nassau County, GO, Ser. A	5.00	1/15/2031	500,000		626,345
Nassau County, GO, Ser. B	5.00	4/1/2029	1,500,000		1,743,645
New York City, GO, Ser. E1	5.25	3/1/2031	1,065,000		1,403,542
New York City Housing Development Corp., Revenue Bonds	2.40	11/1/2030	910,000		963,654
New York City Housing Development Corp., Revenue Bonds, Refunding, Ser. A	4.00	7/1/2024	1,150,000		1,266,115
New York City Housing Development Corp., Revenue Bonds, Ser. A1	3.38	11/15/2029	1,000,000		1,070,910
New York City Housing Development Corp., Revenue Bonds, Ser. B2	5.00	7/1/2025	1,500,000		1,698,210
New York City Housing Development Corp., Revenue Bonds, Ser. B2	5.25	7/1/2032	1,500,000		1,691,175

59

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 104.4% (continued)
New York - 94.5% (continued)
New York City Industrial Development Agency, Revenue Bonds (Yankee Stadium Project) (Insured; Assured Guaranty Corp.)	7.00	3/1/2049	1,000,000		1,009,860
New York City Transitional Finance Authority, Revenue Bonds	5.25	8/1/2037	1,000,000		1,307,650
New York City Transitional Finance Authority, Revenue Bonds (Insured; State Aid Withholding) Ser. S3	5.25	7/15/2036	1,000,000		1,313,400
New York City Transitional Finance Authority, Revenue Bonds (Liquidity Facility; JPMorgan Chase Bank) Ser. E3	1.22	2/1/2045	600,000	[b]	600,000
New York City Transitional Finance Authority, Revenue Bonds, Ser. C2	2.98	11/1/2027	1,050,000		1,151,745
New York City Trust for Cultural Resources, Revenue Bonds (Wildlife Conservation Society) Ser. A	5.00	8/1/2031	1,480,000		1,679,238
New York City Trust for Cultural Resources, Revenue Bonds, Refunding (Lincoln Center Performing Arts) Ser. A	5.00	12/1/2026	1,075,000		1,361,391
New York City Trust for Cultural Resources, Revenue Bonds, Refunding (The American Museum of Natural History) Ser. A	5.00	7/1/2037	1,000,000		1,170,310
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. AA	5.00	6/15/2021	1,000,000	[a]	1,056,290
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. DD	4.50	6/15/2039	1,040,000		1,186,962
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. FF2	5.00	6/15/2035	1,000,000		1,321,130
New York Convention Center Development Corp., Revenue Bonds, Refunding	5.00	11/15/2029	1,000,000		1,226,580
New York Counties Tobacco Trust VI, Revenue Bonds, Refunding, Ser. A2B	5.00	6/1/2045	750,000		820,935
New York Liberty Development Corp., Revenue Bonds, Refunding (Bank of America Tower at One Bryant Park)	2.63	9/15/2069	1,500,000		1,600,575
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	2,000,000	[c]	2,253,460
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 2-3 World Trade Center Project)	5.15	11/15/2034	1,500,000	[c]	1,723,995
New York State Dormitory Authority, Revenue Bonds (Memorial Sloan-Kettering) Ser. 1	3.00	7/1/2034	2,000,000		2,254,800
New York State Dormitory Authority, Revenue Bonds (New York University) Ser. A	5.00	7/1/2043	2,400,000		2,712,048
New York State Dormitory Authority, Revenue Bonds (Sacred Heart Convent) (Insured; Assured Guaranty Municipal Corp.)	5.63	5/1/2021	1,000,000	[a]	1,057,570
New York State Dormitory Authority, Revenue Bonds, Refunding (Catholic Health System Obligated Group)	5.00	7/1/2032	640,000		828,992
New York State Dormitory Authority, Revenue Bonds, Refunding (Catholic Health System Obligated Group)	5.00	7/1/2034	550,000		709,274
New York State Dormitory Authority, Revenue Bonds, Refunding (Fordham University)	4.00	7/1/2034	1,000,000		1,176,720
New York State Dormitory Authority, Revenue Bonds, Refunding (Icahn School of Medicine at Mount Sinai) Ser. A	5.00	7/1/2023	1,000,000		1,135,130
New York State Dormitory Authority, Revenue Bonds, Refunding (Insured; State Aid Withholding) Ser. A	5.00	10/1/2030	1,045,000		1,343,692
New York State Dormitory Authority, Revenue Bonds, Refunding (NYU Hospitals Center Obligated Group)	5.00	7/1/2030	1,155,000		1,420,916
New York State Dormitory Authority, Revenue Bonds, Refunding (Rochester Institute of Technology)	5.00	7/1/2023	1,000,000		1,014,040
New York State Dormitory Authority, Revenue Bonds, Refunding (Rochester Institute of Technology) Ser. A	5.00	7/1/2027	1,000,000		1,266,260
New York State Dormitory Authority, Revenue Bonds, Refunding (Rochester Institute of Technology) Ser. A	5.00	7/1/2028	1,200,000		1,554,888
New York State Dormitory Authority, Revenue Bonds, Refunding (The New School) Ser. A	5.00	7/1/2032	1,530,000		1,843,023
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2035	1,500,000		2,005,440

60

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 104.4% (continued)
New York - 94.5% (continued)
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	5.25	3/15/2037	775,000		1,019,505
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. D	4.00	2/15/2039	1,000,000		1,218,700
New York State Dormitory Authority, Revenue Bonds, Ser. 2015B-B	5.00	3/15/2035	1,100,000		1,333,233
New York State Dormitory Authority, Revenue Bonds, Ser. A	5.00	3/15/2030	1,275,000		1,598,378
New York State Dormitory Authority, Revenue Bonds, Ser. B1	4.00	7/1/2026	1,200,000		1,418,736
New York State Environmental Facilities Corp., Revenue Bonds, Refunding (Green Bond) Ser. D	3.00	9/15/2030	1,050,000		1,141,434
New York State Housing Finance Agency, Revenue Bonds (505 West 37th Street) (LOC; Landesbank Hessen-Thuringen Girozentrale) Ser. B	1.22	5/1/2042	300,000	[b]	300,000
New York State Housing Finance Agency, Revenue Bonds (Insured; State of New York Mortgage Agency) Ser. E	4.13	11/1/2028	1,000,000		1,079,370
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 203	3.10	10/1/2032	1,500,000		1,618,950
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 226	1.70	4/1/2027	1,270,000		1,270,000
New York State Thruway Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	1/1/2040	1,920,000		2,314,522
New York State Thruway Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. K	5.00	1/1/2031	2,000,000		2,387,760
New York State Urban Development Corp., Revenue Bonds, Refunding, Ser. A	5.00	3/15/2033	1,000,000		1,259,820
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2025	1,575,000		1,840,183
New York Westchester County Health Care Corp., Revenue Bonds, Refunding, Ser. A	5.00	11/1/2024	1,500,000		1,594,665
New York Westchester County Health Care Corp., Revenue Bonds, Ser. A	5.00	11/1/2020	1,400,000		1,436,596
Niagara Area Development Corp., Revenue Bonds, Refunding (Niagara University Project) Ser. A	5.00	5/1/2022	500,000	[a]	544,900
Niagara Frontier Transportation Authority, Revenue Bonds, Refunding	5.00	4/1/2024	1,750,000		2,010,662
Niagara Frontier Transportation Authority, Revenue Bonds, Refunding	5.00	4/1/2025	630,000		744,402
Niagara Frontier Transportation Authority, Revenue Bonds, Refunding	5.00	4/1/2026	925,000		1,120,961
Oneida County Local Development Corp., Revenue Bonds, Refunding (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	4.00	12/1/2034	1,000,000		1,200,850
Oneida County Local Development Corp., Revenue Bonds, Refunding (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/2029	1,000,000		1,143,690
Oneida County Local Development Corp., Revenue Bonds, Refunding (Utica College Project)	5.00	7/1/2027	1,005,000		1,250,773
Oneida County Local Development Corp., Revenue Bonds, Refunding (Utica College Project)	5.00	7/1/2029	1,105,000		1,425,196
Oyster Bay, GO, Refunding (Insured; Build America Mutual) Ser. B	5.00	8/15/2022	1,715,000		1,880,206
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 207	5.00	9/15/2024	3,000,000		3,525,810
Sales Tax Asset Receivable Corp., Revenue Bonds, Refunding, Ser. A	4.00	10/15/2032	1,000,000		1,142,720
Sales Tax Asset Receivable Corp., Revenue Bonds, Refunding, Ser. A	5.00	10/15/2031	1,060,000		1,255,432
St. Lawrence County Development Agency, Revenue Bonds, Refunding (Clarkson University Project)	5.00	9/1/2029	1,000,000		1,233,220
Suffolk County, GO (Insured; Build America Mutual) Ser. A	4.00	4/1/2033	1,785,000		2,063,353

61

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 104.4% (continued)
New York - 94.5% (continued)
Suffolk County, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/2022	1,000,000	1,076,710
Suffolk County Water Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2030	1,145,000	1,358,176
Troy Capital Resource Corp., Revenue Bonds, Refunding (Rensselaer Polytechnic Institute)	5.00	9/1/2028	1,270,000	1,628,750
TSASC, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2022	1,750,000	1,901,690
TSASC, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2024	500,000	578,080
Utility Debt Securitization Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2027	1,600,000	1,953,888
Utility Debt Securitization Authority, Revenue Bonds, Refunding, Ser. TE	5.00	6/15/2026	2,000,000	2,318,740
Washingtonville Central School District, GO, Refunding (Insured; State Aid Withholding)	3.00	6/15/2031	1,000,000	1,123,340
Westchester County Local Development Corp., Revenue Bonds (Purchase Housing Corporation II Project)	5.00	6/1/2037	1,000,000	1,222,680
Westchester County Local Development Corp., Revenue Bonds, Refunding (Sarah Lawrence College) Ser. A	5.00	6/1/2026	1,210,000	1,479,757
Westchester County Local Development Corp., Revenue Bonds, Refunding (Sarah Lawrence College) Ser. A	5.00	6/1/2025	1,105,000	1,316,243
Westchester County Local Development Corp., Revenue Bonds, Refunding (Westchester Medical Center Obligated Group Project)	5.00	11/1/2028	1,000,000	1,196,940
Yonkers, BAN, Ser. C	2.00	9/18/2020	1,000,000	1,005,580
Yonkers, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	11/15/2026	1,000,000	1,259,670
Yonkers Economic Development Corp., Revenue Bonds (Charter School of Educational Excellence Project) Ser. A	4.00	10/15/2029	200,000	224,730
Yonkers Economic Development Corp., Revenue Bonds (Charter School of Educational Excellence Project) Ser. A	5.00	10/15/2049	640,000	743,322
Yonkers Economic Development Corp., Revenue Bonds (Charter School of Educational Excellence Project) Ser. A	5.00	10/15/2039	320,000	377,802
				157,010,808
U.S. Related - .6%
Guam, Revenue Bonds, Ser. A	5.00	1/1/2024	1,000,000	1,065,250
Total Investments (cost $162,441,239)			104.4%	173,524,814
Liabilities, Less Cash and Receivables			(4.4%)	(7,283,491)
Net Assets			100.0%	166,241,323

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2020, these securities were valued at $3,977,455 or 2.39% of net assets.

62

Portfolio Summary (Unaudited) †	Value (%)
Education	19.8
General	17.0
General Obligation	10.8
Medical	10.3
Transportation	9.9
Development	6.4
Airport	5.3
Multifamily Housing	4.9
School District	4.3
Tobacco Settlement	3.5
Water	3.0
Power	2.6
Prerefunded	2.3
Utilities	1.9
Single Family Housing	1.7
Housing	.7
104.4

† Based on net assets.

See notes to financial statements.

63

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 1.4%
Commercial & Professional Services - .2%
University of Southern California, Sr. Unscd. Notes, Ser. A	3.23	10/1/2120	3,000,000		3,380,018
Health Care - 1.2%
CommonSpirit Health, Sr. Scd. Bonds (Insured; Assured Guaranty Municipal Corp.)	3.82	10/1/2049	2,000,000		2,157,610
Montefiore Obligated Group, Unscd. Bonds	4.29	9/1/2050	6,000,000		6,267,487
Partners Healthcare System, Unscd. Notes	3.19	7/1/2049	5,000,000		5,305,106
The Johns Hopkins Health System, Unscd. Bonds	3.84	5/15/2046	3,880,000		4,793,146
Trinity Health, Sr. Unscd. Bonds, Ser. 2019	3.43	12/1/2048	5,500,000		6,204,766
				24,728,115
Total Bonds and Notes (cost $25,967,138)			28,108,133

Long-Term Municipal Investments - 102.1%
Alabama - 1.3%
Auburn University, Revenue Bonds, Ser. A	5.00	6/1/2048	5,000,000		6,287,450
Auburn University, Revenue Bonds, Ser. A	5.00	6/1/2043	3,500,000		4,429,915
Black Belt Energy Gas District, Revenue Bonds, Refunding (Project No. 4) Ser. A1	4.00	12/1/2025	10,000,000		11,515,500
Hoover Industrial Development Board, Revenue Bonds (United States Steel Corp.)	5.75	10/1/2049	2,500,000		3,031,450
				25,264,315
Arizona - 2.2%
Arizona Health Facilities Authority, Revenue Bonds, Refunding (Phoenix Children's Hospital Obligated Group) Ser. A	5.00	2/1/2042	6,000,000		6,392,100
Arizona Industrial Development Authority, Revenue Bonds (Academies of Math & Science Obligate Group Projects)	5.00	7/1/2049	1,000,000	[a]	1,148,480
Arizona Industrial Development Authority, Revenue Bonds (Academies of Math & Science Obligate Group Projects) Ser. B	5.50	7/1/2038	1,165,000	[a]	1,363,947
Arizona Industrial Development Authority, Revenue Bonds (Academies of Math & Science Obligate Group Projects) Ser. B	5.63	7/1/2048	2,000,000	[a]	2,329,920
Arizona Industrial Development Authority, Revenue Bonds (Academies of Math & Science Obligate Group Projects) Ser. B	5.75	7/1/2053	3,260,000	[a]	3,800,867
Arizona Industrial Development Authority, Revenue Bonds (Doral Academy of Nevada) Ser. A	5.00	7/15/2049	1,675,000	[a]	1,885,447
Arizona Industrial Development Authority, Revenue Bonds (Doral Academy of Nevada) Ser. A	5.00	7/15/2039	1,325,000	[a]	1,511,149
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2049	2,000,000		2,278,040
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	5.00	11/1/2044	1,625,000		2,015,146
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. A	5.00	1/1/2043	1,750,000		2,070,075
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. B	5.00	1/1/2049	1,400,000		1,594,978
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. B	5.00	1/1/2043	1,000,000		1,150,050
Arizona Industrial Development Authority, Revenue Bonds (Insured; Bulid America Mutual) Ser. A	4.00	6/1/2044	2,000,000		2,244,200
Arizona Industrial Development Authority, Revenue Bonds (Lone Mountain Campus Project) Ser. A	5.00	12/15/2039	400,000	[a]	456,976
Arizona Industrial Development Authority, Revenue Bonds (Lone Mountain Campus Project) Ser. A	5.00	12/15/2049	700,000	[a]	789,831
Maricopa County Special Health Care District, GO, Ser. C	5.00	7/1/2036	7,500,000		9,564,150

64

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.1% (continued)
Arizona - 2.2% (continued)
Pinal County Industrial Development Authority, Revenue Bonds (Green Bond) (WOF SW GGP 1)	7.25	10/1/2033	2,000,000	[a]	2,026,540
				42,621,896
Arkansas - .4%
University of Arkansas, Revenue Bonds	5.00	11/1/2042	5,990,000		7,458,928
California - 20.5%
Alameda Corridor Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	10/1/2037	1,000,000		1,154,420
Alameda Corridor Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	10/1/2035	1,500,000		1,749,075
Alameda Corridor Transportation Authority, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2036	2,500,000		3,057,875
Anaheim Public Financing Authority, Revenue Bonds, Refunding (Anaheim Convention Center Expansion Project) Ser. A	5.00	5/1/2046	6,450,000		7,499,866
Bay Area Toll Authority, Revenue Bonds, Refunding	4.00	4/1/2042	5,000,000		5,835,650
California, GO	5.00	4/1/2045	3,500,000		4,563,790
California, GO	5.00	4/1/2033	1,205,000		1,605,542
California, GO	5.00	4/1/2049	2,500,000		3,249,600
California, GO, Refunding	3.00	10/1/2034	5,000,000		5,702,650
California, GO, Refunding	4.00	10/1/2039	5,000,000		6,160,900
California, GO, Refunding	4.00	10/1/2044	5,000,000		6,077,050
California, GO, Refunding	5.00	4/1/2035	9,000,000		10,426,140
California Community College Financing Authority, Revenue Bonds (Orange Coast Properties)	5.25	5/1/2043	1,250,000		1,524,863
California Community College Financing Authority, Revenue Bonds (Orange Coast Properties)	5.25	5/1/2048	2,000,000		2,427,460
California Community Housing Agency, Revenue Bonds (Verdant At Green Valley Project)	5.00	8/1/2049	4,000,000	[a]	4,841,360
California Community Housing Agency, Revenue Bonds, Ser. A	5.00	2/1/2050	5,000,000	[a]	6,096,150
California Community Housing Agency, Revenue Bonds, Ser. A	5.00	4/1/2049	7,500,000	[a]	9,027,675
California Educational Facilities Authority, Revenue Bonds (Green Bond) (Loyola Marymount University)	5.00	10/1/2048	3,000,000		3,833,220
California Educational Facilities Authority, Revenue Bonds, Refunding (Loma Linda University) Ser. A	5.00	4/1/2047	2,500,000		3,001,675
California Educational Facilities Authority, Revenue Bonds, Refunding (Loma Linda University) Ser. A	5.00	4/1/2042	2,000,000		2,423,220
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Children's Hospital Los Angeles Obligated Group) Ser. A	5.00	8/15/2047	1,000,000		1,207,790
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Kaiser Foundation Hospitals) Ser. A2	4.00	11/1/2044	12,000,000		14,039,520
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Providence St. Joseph Health Obligated Group) Ser. A	5.00	7/1/2037	2,270,000		2,550,459
California Infrastructure & Economic Development Bank, Revenue Bonds, Refunding (The J. David Gladstone Institutes Project) Ser. A	5.25	10/1/2021	900,000	[b]	964,584
California Municipal Finance Authority, Revenue Bonds	5.00	5/15/2049	2,000,000		2,493,780
California Municipal Finance Authority, Revenue Bonds (Bowles Hall Foundation) Ser. A	5.00	6/1/2050	2,750,000		3,160,657
California Municipal Finance Authority, Revenue Bonds (Bowles Hall Foundation) Ser. A	5.00	6/1/2035	600,000		699,498
California Municipal Finance Authority, Revenue Bonds (CHF-Davis I)	5.00	5/15/2040	5,000,000		6,201,100
California Municipal Finance Authority, Revenue Bonds (CHF-Davis I)	5.00	5/15/2043	5,000,000		6,159,650

65

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.1% (continued)
California - 20.5% (continued)
California Municipal Finance Authority, Revenue Bonds (CHF-Davis I)	5.00	5/15/2048	6,000,000		7,346,760
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2039	3,265,000		4,058,362
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2052	7,500,000		9,150,000
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2043	2,000,000		2,463,860
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2037	2,605,000		3,253,150
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2034	2,250,000		2,830,230
California Municipal Finance Authority, Revenue Bonds (Emerson College)	6.00	1/1/2022	6,000,000	[b]	6,583,380
California Municipal Finance Authority, Revenue Bonds (John Adams Academy - Lincoln) Ser. A	5.00	10/1/2049	1,515,000	[a]	1,645,108
California Municipal Finance Authority, Revenue Bonds (John Adams Academy - Lincoln) Ser. A	5.00	10/1/2057	1,650,000	[a]	1,778,139
California Municipal Finance Authority, Revenue Bonds (LAX Integrated Express Solutions Project)	5.00	12/31/2047	2,250,000		2,747,722
California Municipal Finance Authority, Revenue Bonds (Northbay Healthcare Group Obligated Group) Ser. A	5.25	11/1/2041	1,200,000		1,424,904
California Municipal Finance Authority, Revenue Bonds (Northbay Healthcare Group Obligated Group) Ser. A	5.25	11/1/2047	700,000		825,020
California Municipal Finance Authority, Revenue Bonds (Palmdale Aerospace Academy Project) Ser. A	5.00	7/1/2038	1,100,000	[a]	1,301,003
California Municipal Finance Authority, Revenue Bonds (Southwestern Law School)	6.50	11/1/2031	300,000		329,982
California Municipal Finance Authority, Revenue Bonds (United Airlines Project)	4.00	7/15/2029	3,000,000		3,603,750
California Municipal Finance Authority, Revenue Bonds, Refunding (William Jessup University)	5.00	8/1/2039	1,500,000		1,778,145
California Municipal Finance Authority, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2042	1,000,000		1,220,360
California Pollution Control Financing Authority, Revenue Bonds (Rialto Bioenergy Facility Project)	7.50	12/1/2040	5,000,000	[a]	5,468,300
California Pollution Control Financing Authority, Revenue Bonds (Waste Management Project) Ser. A	2.50	5/1/2024	2,870,000		3,045,558
California Pollution Control Financing Authority, Revenue Bonds (Waste Management Project) Ser. A	2.50	5/1/2024	4,125,000		4,382,895
California School Finance Authority, Revenue Bonds (Green Dot Public Schools Obligated Group California Project) Ser. A	5.00	8/1/2038	1,000,000	[a]	1,227,160
California School Finance Authority, Revenue Bonds (Green Dot Public Schools Obligated Group California Project) Ser. A	5.00	8/1/2048	2,750,000	[a]	3,324,310
California School Finance Authority, Revenue Bonds (KIPP LA Project) Ser. A	5.00	7/1/2037	590,000	[a]	717,629
California School Finance Authority, Revenue Bonds (KIPP LA Project) Ser. A	5.00	7/1/2047	870,000	[a]	1,038,945
California School Finance Authority, Revenue Bonds (Summit Public Schools Obligated Group)	5.00	6/1/2047	1,500,000	[a]	1,776,180
California State University, Revenue Bonds, Refunding, Ser. A	4.00	11/1/2045	500,000		570,485
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group)	5.00	12/1/2033	1,000,000	[a]	1,210,510
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group)	5.25	12/1/2038	1,500,000	[a]	1,836,090
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group)	5.25	12/1/2043	2,150,000	[a]	2,593,567

66

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.1% (continued)
California - 20.5% (continued)
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group) Ser. A	5.00	12/1/2041	2,500,000	[a]	2,879,275
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group) Ser. A	5.00	12/1/2036	2,500,000	[a]	2,911,350
California Statewide Communities Development Authority, Revenue Bonds, Refunding	5.38	5/15/2038	1,900,000		1,999,351
California Statewide Communities Development Authority, Revenue Bonds, Refunding (CHF-Irvine)	5.00	5/15/2040	2,000,000		2,372,500
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Front Porch Communities & Services)	4.00	4/1/2042	1,600,000		1,778,704
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Front Porch Communities & Services)	5.00	4/1/2047	1,500,000		1,802,100
California University, Revenue Bonds, Refunding, Ser. B	2.98	11/1/2051	7,500,000		7,966,950
Capistrano Unified School District Community Facilities District No. 90-2, Special Tax Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/2032	4,000,000		4,558,840
Desert Sands Unified School District, GO	5.00	8/1/2040	7,680,000		9,615,514
Foothill Eastern Transportation Corridor Agency, Revenue Bonds, Refunding, Ser. B1	3.95	1/15/2053	5,000,000		5,576,400
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Refunding, Ser. A	4.09	1/15/2049	7,500,000		8,106,600
Galt Redevelopment Agency, Tax Allocation Bonds (Galt Redevelopment Project)	7.38	9/1/2033	2,000,000		2,195,360
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2047	5,000,000		5,309,350
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2029	3,000,000		3,796,920
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2028	3,000,000		3,807,960
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A2	5.00	6/1/2047	5,000,000		5,309,350
Grant Joint Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	2/1/2033	4,380,000	[c]	3,404,530
Grant Joint Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/2029	2,080,000	[c]	1,783,184
Irvine, Special Assessment Bonds, Refunding	4.00	9/2/2029	1,000,000		1,067,960
Long Beach Marina System, Revenue Bonds (Alamitos Bay Marina Project)	5.00	5/15/2045	2,000,000		2,307,540
Long Beach Marina System, Revenue Bonds (Alamitos Bay Marina Project)	5.00	5/15/2040	2,500,000		2,893,975
Los Angeles County Public Works Financing Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2039	1,000,000		1,186,290
Los Angeles County Public Works Financing Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2034	1,000,000		1,191,410
New Haven Unified School District, GO (Insured; Assured Guaranty Corp.)	0.00	8/1/2032	2,500,000	[c]	2,002,750
Norman Y Mineta San Jose International Airport, Revenue Bonds, Refunding, Ser. A	5.00	3/1/2047	8,500,000		10,292,905
Northern California Energy Authority, Revenue Bonds, Ser. A	4.00	7/1/2024	5,000,000		5,601,600
Northern California Gas Authority No. 1, Revenue Bonds, Ser. B, 3 Month LIBOR x .67 +.72%	2.00	7/1/2027	660,000	[d]	657,327
Oroville, Revenue Bonds (Oroville Hospital)	5.25	4/1/2039	1,750,000		2,187,693
Palomar Health, Revenue Bonds, Refunding	5.00	11/1/2039	1,000,000		1,181,170
Regents Of The University Of California Medical Center, Revenue Bonds, Ser. N	3.01	5/15/2050	5,000,000		5,085,750

67

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.1% (continued)
California - 20.5% (continued)
Regents Of The University Of California Medical Center, Revenue Bonds, Ser. N	3.26	5/15/2060	7,000,000		7,184,730
Riverside County Transportation Commission, Revenue Bonds, Refunding, Ser. A	5.25	6/1/2023	2,000,000	[b]	2,299,060
Riverside County Transportation Commission, Revenue Bonds, Ser. A	5.75	6/1/2048	5,000,000		5,670,900
Riverside County Transportation Commission, Revenue Bonds, Ser. A	5.75	6/1/2044	2,000,000		2,272,140
San Diego Unified School District, GO, Ser. A	0.00	7/1/2025	4,000,000	[c]	3,783,760
San Diego Unified School District, GO, Ser. F	4.00	7/1/2035	2,205,000		2,546,709
San Francisco City & County Airport, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2044	6,500,000		8,268,520
San Francisco City & County Redevelopment Agency, Special Tax Bonds, Ser. C	0.00	8/1/2038	2,000,000	[c]	763,000
San Francisco City & County Redevelopment Agency, Special Tax Bonds, Ser. C	0.00	8/1/2043	7,835,000	[c]	2,213,779
San Francisco City & County Redevelopment Financing Authority, Tax Allocation Bonds (San Francisco Redevelopment Projects) Ser. B	6.63	2/1/2021	1,250,000	[b]	1,317,850
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Refunding, Ser. A	5.00	1/15/2050	5,000,000		5,846,100
Sierra Joint Community College District School Facilities District No. 2, GO (Insured; National Public Finance Guarantee Corp.) Ser. B	0.00	8/1/2031	5,330,000	[c]	4,375,130
Sierra Joint Community College District School Facilities District No. 2, GO (Insured; National Public Finance Guarantee Corp.) Ser. B	0.00	8/1/2030	3,020,000	[c]	2,546,645
Southern California Tobacco Securitization Authority, Revenue Bonds, Refunding	5.00	6/1/2048	4,000,000		4,989,320
Southern California Tobacco Securitization Authority, Revenue Bonds, Refunding	5.00	6/1/2039	2,000,000		2,551,140
Tender Option Bond Trust Receipts (Series 2016-XM0427), (Los Angeles International Airport, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.25	19.04	5/15/2026	10,000,000	[a,e,f]	10,091,775
The Morongo Band of Mission Indians, Revenue Bonds, Ser. A	5.00	10/1/2042	1,000,000	[a]	1,199,600
University of California, Revenue Bonds, Refunding (Limited Project) Ser. G	5.00	5/15/2037	7,325,000		8,001,464
University of California, Revenue Bonds, Refunding, Ser. AZ	5.00	5/15/2043	5,000,000		6,406,500
University of California, Revenue Bonds, Ser. AV	5.00	5/15/2042	2,525,000		3,169,986
				403,595,439
Colorado - 1.4%
Board of Governors of Colorado State University System, Revenue Bonds, Refunding, Ser. C	5.00	3/1/2043	2,995,000		3,764,925
Board of Governors of Colorado State University System, Revenue Bonds, Refunding, Ser. C	5.00	3/1/2028	2,005,000	[b]	2,630,500
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Adventist Health System Obligated Group)	4.00	11/15/2043	4,000,000		4,734,160
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Evangelical Lutheran Good Samaritan Society Project)	5.00	6/1/2027	2,500,000	[b]	3,223,350
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. A	4.00	12/1/2048	1,250,000		1,436,125
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. A	5.25	12/1/2048	3,500,000		4,438,875
Denver Urban Renewal Authority, Tax Allocation Bonds, Ser. A	5.25	12/1/2039	2,000,000	[a]	2,174,420
Denver Urban Renewal Authority, Tax Allocation Bonds, Ser. A	5.25	12/1/2039	2,500,000	[a]	2,718,025
Weld County School District No. 6 Greeley, GO	5.00	12/1/2044	2,500,000		3,252,875
				28,373,255
Connecticut - .2%
The Metropolitan District, GO, Ser. A	4.00	7/15/2037	1,125,000		1,343,486

68

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.1% (continued)
Connecticut - .2% (continued)
The Metropolitan District, GO, Ser. A	4.00	7/15/2039	500,000		593,725
The Metropolitan District, GO, Ser. A	4.00	7/15/2035	500,000		600,310
The Metropolitan District, GO, Ser. A	4.00	7/15/2036	1,200,000		1,437,264
				3,974,785
Delaware - .8%
Kent County, Revenue Bonds (CHF-Dover University Project) Ser. A	5.00	7/1/2048	1,000,000		1,146,080
Kent County, Revenue Bonds (CHF-Dover University Project) Ser. A	5.00	7/1/2040	750,000		867,518
Tender Option Bond Trust Receipts (Series 2016-XM0431), (University of Delaware, Revenue Bonds, Refunding) Non-recourse, Underlying Coupon Rate (%) 5.00	17.53	11/1/2043	12,230,000	[a,e,f]	13,798,678
				15,812,276
District of Columbia - 1.8%
District of Columbia, Revenue Bonds (District of Columbia International School Obligated Group)	5.00	7/1/2049	1,275,000		1,573,631
District of Columbia, Revenue Bonds (Friendship Public Charter School)	5.00	6/1/2032	3,500,000		3,799,530
District of Columbia, Revenue Bonds (KIPP DC Project)	4.00	7/1/2049	1,375,000		1,552,031
District of Columbia, Revenue Bonds (KIPP DC Project)	4.00	7/1/2039	1,275,000		1,463,687
District of Columbia, Revenue Bonds (KIPP DC Project)	4.00	7/1/2044	1,240,000		1,406,755
District of Columbia, Revenue Bonds, Refunding (KIPP DC Obligated Group)	6.00	7/1/2023	1,100,000	[b]	1,287,451
District of Columbia, Revenue Bonds, Refunding (KIPP DC Obligated Group)	6.00	7/1/2023	1,700,000	[b]	1,989,697
District of Columbia, Revenue Bonds, Refunding (KIPP DC Obligated Group)	6.00	7/1/2023	1,450,000	[b]	1,697,095
District of Columbia, Revenue Bonds, Refunding (Kipp DC Project) Ser. A	5.00	7/1/2048	5,000,000		6,022,200
District of Columbia, Revenue Bonds, Refunding (Kipp DC Project) Ser. B	5.00	7/1/2042	4,000,000		4,852,920
Metropolitan Washington Airports Authority, Revenue Bonds (Dulles Metrorail & Capital Improvement Projects) (Insured; Assured Guaranty Corp.) Ser. B	0.00	10/1/2036	6,275,000	[c]	4,385,472
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	10/1/2053	5,000,000		5,787,250
				35,817,719
Florida - 3.9%
Broward County Airport System, Revenue Bonds, Ser. A	4.00	10/1/2044	3,500,000		4,104,380
Capital Trust Agency, Revenue Bonds (Franklin Academy Project)	5.00	12/15/2035	1,085,000	[a]	1,197,287
Capital Trust Agency, Revenue Bonds (Franklin Academy Project)	5.00	12/15/2040	1,220,000	[a]	1,334,985
Capital Trust Agency, Revenue Bonds (H-Bay Ministries Inc-Superior Residences Project) Ser. A1	5.00	7/1/2048	750,000		798,915
Capital Trust Agency, Revenue Bonds (H-Bay Ministries Inc-Superior Residences Project) Ser. B	5.00	7/1/2053	250,000		261,705
Collier County Health Facilities Authority, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2045	2,500,000		2,891,100
Florida Development Finance Corp., Revenue Bonds, Refunding (Virgin Trains USA Florida) Ser. A	6.25	1/1/2024	2,500,000	[a]	2,600,000
Florida Higher Educational Facilities Financial Authority, Revenue Bonds (Florida Institute of Technology)	4.00	10/1/2037	1,000,000		1,133,990
Florida Higher Educational Facilities Financial Authority, Revenue Bonds (Florida Institute of Technology)	4.00	10/1/2038	750,000		847,943
Florida Higher Educational Facilities Financial Authority, Revenue Bonds (Florida Institute of Technology)	4.00	10/1/2039	800,000		902,288

69

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.1% (continued)
Florida - 3.9% (continued)
Florida Higher Educational Facilities Financial Authority, Revenue Bonds, Refunding (The University of Tampa Project) Ser. A	5.25	4/1/2042	1,100,000		1,194,655
Greater Orlando Aviation Authority, Revenue Bonds, Ser. A	4.00	10/1/2049	8,500,000		9,899,355
Greater Orlando Aviation Authority, Revenue Bonds, Ser. A	4.00	10/1/2044	6,715,000		7,874,546
Jacksonville, Revenue Bonds, Refunding	5.00	10/1/2030	750,000		827,490
Miami Beach Redevelopment Agency, Tax Allocation Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/2040	7,545,000		8,658,642
Miami-Dade County Expressway Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2040	1,050,000		1,064,207
Miami-Dade County Health Facilities Authority, Revenue Bonds, Refunding (Nicklaus Children's Hospital Obligated Group)	5.00	8/1/2042	2,000,000		2,434,280
Miami-Dade County Seaport Department, Revenue Bonds, Ser. A	5.50	10/1/2042	14,145,000		16,325,027
Orange County Health Facilities Authority, Revenue Bonds (Orlando Health Obligated Group) Ser. B	5.00	10/1/2042	5,000,000		5,330,250
Palm Beach County Health Facilities Authority, Revenue Bonds, Refunding (Baptist Health South Florida Obligated Group)	4.00	8/15/2049	6,500,000		7,529,015
				77,210,060
Georgia - .9%
Fulton County Development Authority, Revenue Bonds, Refunding (Robert W Woodruff Arts Center)	5.00	3/15/2044	6,000,000		7,550,460
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project)	4.00	1/1/2049	2,000,000		2,247,240
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project)	4.00	1/1/2049	2,155,000		2,404,140
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project)	5.00	1/1/2056	1,000,000		1,204,850
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2043	1,500,000		1,867,485
The Atlanta Development Authority, Revenue Bonds, Ser. A1	5.25	7/1/2044	1,500,000		1,790,925
				17,065,100
Hawaii - 1.7%
Hawaii Department of Budget & Finance, Revenue Bonds, Refunding (Kahala Senior Living Community)	5.13	11/15/2032	2,050,000		2,280,256
Hawaii Department of Budget & Finance, Revenue Bonds, Refunding (Kahala Senior Living Community)	5.25	11/15/2037	1,000,000		1,110,940
Hawaii Department of Budget & Finance, Revenue Bonds, Refunding (The Queen's Health Systems Obligated Group) Ser. A	5.00	7/1/2035	7,000,000		8,204,770
Tender Option Bond Trust Receipts (Series 2016-XM0429), (Hawaii, GO) Ser. DZ, Non-recourse, Underlying Coupon Rate (%) 5.00	13.74	12/1/2024	20,000,000	[a,e,f]	21,451,525
				33,047,491
Idaho - .2%
Idaho Health Facilities Authority, Revenue Bonds, Refunding (Trinity Health Obligated Group) Ser. D	5.00	6/1/2022	3,900,000	[b]	4,260,828
Illinois - 10.2%
Chicago Board of Education, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2026	1,170,000		1,421,901
Chicago Board of Education, GO, Refunding, Ser. A	4.00	12/1/2027	750,000		880,778
Chicago Board of Education, GO, Refunding, Ser. A	7.00	12/1/2044	2,500,000		3,163,375
Chicago Board of Education, GO, Refunding, Ser. B	5.00	12/1/2033	600,000		765,576
Chicago Board of Education, GO, Refunding, Ser. B	6.75	12/1/2030	7,500,000	[a]	10,248,825
Chicago Board of Education, GO, Refunding, Ser. B	7.00	12/1/2042	10,000,000	[a]	13,525,200
Chicago Board of Education, GO, Ser. A	7.00	12/1/2046	5,000,000	[a]	6,726,650
Chicago Board of Education, GO, Ser. B	6.50	12/1/2046	4,500,000		5,730,030
Chicago Board of Education, Revenue Bonds	5.00	4/1/2042	1,700,000		1,984,971
Chicago Board of Education, Revenue Bonds	5.00	4/1/2046	1,600,000		1,857,616

70

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.1% (continued)
Illinois - 10.2% (continued)
Chicago Board of Education, Revenue Bonds	6.00	4/1/2046	1,500,000		1,844,805
Chicago II, GO, Refunding, Ser. 2005D	5.50	1/1/2040	5,000,000		5,800,200
Chicago II, GO, Refunding, Ser. 2007E	5.50	1/1/2042	1,750,000		2,023,788
Chicago II, GO, Refunding, Ser. 2007F	5.50	1/1/2042	1,250,000		1,445,575
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2031	1,300,000		1,645,449
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2035	5,000,000		5,567,550
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2032	600,000		757,458
Chicago II, GO, Refunding, Ser. B	7.75	1/1/2042	1,272,000		1,480,786
Chicago II, GO, Refunding, Ser. B	7.75	1/1/2025	6,208,000	[b]	8,026,137
Chicago II, GO, Ser. A	5.50	1/1/2049	4,000,000		4,991,880
Chicago Midway International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2046	5,000,000		5,935,700
Chicago O'Hare International Airport, Revenue Bonds	5.75	1/1/2039	415,000		430,816
Chicago O'Hare International Airport, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.50	1/1/2043	4,000,000		4,480,320
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2039	3,710,000		4,637,685
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2038	3,250,000		4,072,380
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2036	3,130,000		3,943,894
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2037	3,000,000		3,771,840
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2041	6,800,000		8,127,292
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2033	10,425,000		12,330,064
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2031	15,000,000		17,741,100
Illinois, GO	5.50	7/1/2033	2,500,000		2,820,525
Illinois, GO	5.50	7/1/2038	10,000,000		11,226,300
Illinois, GO, Refunding, Ser. B	5.00	10/1/2025	15,000,000		17,951,400
Illinois, GO, Ser. A	5.00	5/1/2042	2,500,000		3,023,550
Illinois Finance Authority, Revenue Bond, Refunding	5.25	5/15/2047	3,715,000		3,970,406
Illinois Finance Authority, Revenue Bonds, Refunding	5.25	5/15/2023	535,000	[b]	608,423
Illinois Finance Authority, Revenue Bonds, Refunding (Franciscan Communities Obligated Group) Ser. A	5.00	5/15/2037	3,000,000		3,408,780
Illinois Finance Authority, Revenue Bonds, Refunding, Ser. A	5.50	7/1/2028	1,560,000		1,767,854
Illinois Finance Authority, Revenue Bonds, Refunding, Ser. A	6.00	7/1/2043	5,000,000		5,674,150
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding	4.00	6/15/2050	2,000,000		2,265,360
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding	5.00	6/15/2050	2,000,000		2,454,380
				200,530,769
Indiana - .6%
Allen County, Revenue Bonds (Storypoint Fort Wayne Project) Ser. A1	6.75	1/15/2043	750,000	[a]	833,055
Allen County, Revenue Bonds (Storypoint Fort Wayne Project) Ser. A1	6.88	1/15/2052	1,250,000	[a]	1,386,788
Indiana Finance Authority, Revenue Bonds (Butler University Project)	4.00	2/1/2044	2,595,000		2,986,897
Indiana Finance Authority, Revenue Bonds, Refunding (Stadium Project) Ser. A	5.25	2/1/2035	5,000,000		6,077,450
				11,284,190
Kentucky - 1.0%
Kentucky Economic Development Finance Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2047	3,500,000		3,839,045

71

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.1% (continued)
Kentucky - 1.0% (continued)
Kentucky Property & Building Commission, Revenue Bonds, Refunding (#112 Project) Ser. B	5.00	11/1/2027	10,000,000		12,406,600
Kentucky Public Transportation Infrastructure Authority, Revenue Bonds (Downtown Crossing Project) Ser. A	5.75	7/1/2049	3,000,000		3,411,990
				19,657,635
Louisiana - .7%
Jefferson Parish Economic Development & Port District, Revenue Bonds (Kenner Discovery Health Sciences Foundation) Ser. A	5.50	6/15/2038	3,200,000	[a]	3,612,384
Jefferson Parish Economic Development & Port District, Revenue Bonds (Kenner Discovery Health Sciences Foundation) Ser. A	5.63	6/15/2048	4,350,000	[a]	4,880,787
Jefferson Parish Hospital Service District No. 2, Revenue Bonds, Refunding (Jefferson Parish Hospital)	6.25	7/1/2031	5,000,000		5,234,200
New Orleans Water System, Revenue Bonds, Refunding	5.00	12/1/2034	500,000		584,620
				14,311,991
Maine - .9%
Maine Finance Authority, Revenue Bonds (Coastal Resources of Maine Project)	5.25	6/15/2034	1,000,000		975,400
Maine Finance Authority, Revenue Bonds (Coastal Resources of Maine Project)	5.38	12/15/2033	4,400,000	[a]	4,365,284
Maine Health & Higher Educational Facilities Authority, Revenue Bonds (MaineGeneral Health Medical Center Obligated Group)	6.00	7/1/2026	825,000		869,253
Maine Health & Higher Educational Facilities Authority, Revenue Bonds (MaineGeneral Health Medical Center Obligated Group)	7.00	7/1/2041	4,240,000		4,533,832
Maine Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (Bowdoin College)	5.00	7/1/2038	5,000,000		6,243,950
				16,987,719
Maryland - .1%
Maryland Economic Development Corp., Revenue Bonds (Seagirt Marine Terminal Project)	5.00	6/1/2049	750,000		932,205
Maryland Economic Development Corp., Revenue Bonds (Seagirt Marine Terminal Project)	5.00	6/1/2044	200,000		250,188
				1,182,393
Massachusetts - 5.0%
Lowell Collegiate Charter School, Revenue Bonds	5.00	6/15/2054	770,000		835,958
Lowell Collegiate Charter School, Revenue Bonds	5.00	6/15/2049	755,000		825,011
Massachusetts Development Finance Agency, Revenue Bonds (Bentley University)	5.00	7/1/2040	5,500,000		6,659,950
Massachusetts Development Finance Agency, Revenue Bonds (Dana-Farber Cancer Institute Obligated Group) Ser. N	5.00	12/1/2041	3,000,000		3,645,030
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College) Ser. A	5.25	1/1/2042	5,500,000		6,672,875
Massachusetts Development Finance Agency, Revenue Bonds (Linden Ponds)	5.13	11/15/2046	1,500,000	[a]	1,750,485
Massachusetts Development Finance Agency, Revenue Bonds (Wentworth Institute of Technology)	5.00	10/1/2046	2,015,000		2,390,878
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Berklee College of Music)	5.00	10/1/2039	5,000,000		6,109,400
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Cape Cod Healthcare Obligated Group)	5.25	11/15/2041	4,370,000		4,885,267
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College) Ser. A	5.00	1/1/2040	1,000,000		1,229,480
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (International Charter School)	5.00	4/15/2040	1,500,000		1,676,145
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles)	5.00	10/1/2047	3,000,000	[a]	3,325,950

72

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.1% (continued)
Massachusetts - 5.0% (continued)
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles)	5.00	10/1/2057	2,000,000	[a]	2,211,920
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles)	5.00	10/1/2037	1,000,000	[a]	1,116,220
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Simmons College) Ser. K1	5.00	10/1/2036	2,115,000		2,531,824
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2044	1,375,000		1,684,403
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. I	6.75	1/1/2021	470,000	[b]	493,260
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. I	6.88	1/1/2021	400,000	[b]	420,208
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. I	7.25	1/1/2021	1,240,000	[b]	1,306,055
Massachusetts School Building Authority, Revenue Bonds, Refunding, Ser. A	5.25	2/15/2048	7,500,000		9,515,175
Massachusetts School Building Authority, Revenue Bonds, Ser. B	5.25	2/15/2048	10,000,000		12,686,900
Tender Option Bond Trust Receipts (Series 2016-XM0428), (Massachusetts, GO (Consolidated Loan)) Non-recourse, Underlying Coupon Rate (%) 5.00	17.73	4/1/2023	15,000,000	[a,e,f]	15,673,537
Tender Option Bond Trust Receipts (Series 2016-XM0430), (Massachusetts School Building Authority, Revenue Bonds, Refunding) Non-recourse, Underlying Coupon Rate (%) 5.00	13.74	8/15/2030	10,000,000	[a,e,f]	10,988,427
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding, Ser. A	5.75	8/1/2029	50,000		50,187
				98,684,545
Michigan - 3.2%
Detroit, GO	5.00	4/1/2034	1,000,000		1,168,810
Detroit, GO	5.00	4/1/2033	1,150,000		1,346,627
Detroit, GO	5.00	4/1/2035	1,660,000		1,937,037
Detroit, GO	5.00	4/1/2038	1,235,000		1,430,525
Detroit, GO	5.00	4/1/2036	1,200,000		1,397,364
Detroit, GO	5.00	4/1/2029	1,000,000		1,186,540
Detroit, GO	5.00	4/1/2028	900,000		1,070,280
Detroit, GO	5.00	4/1/2030	700,000		826,994
Detroit, GO	5.00	4/1/2032	850,000		998,827
Detroit, GO	5.00	4/1/2031	1,000,000		1,177,050
Detroit, GO, Ser. B1	4.00	4/1/2044	3,000,000		2,672,700
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2043	10,000,000		11,292,400
Michigan Building Authority, Revenue Bonds, Refunding, Ser. IA	5.38	10/15/2041	3,000,000		3,226,710
Michigan Finance Authority, Revenue Bonds (Henry Ford Health System Obligated Group) Ser. A	5.00	11/15/2048	2,000,000		2,525,980
Michigan Finance Authority, Revenue Bonds, Refunding	4.00	12/1/2049	4,000,000		4,698,000
Michigan Finance Authority, Revenue Bonds, Refunding (Beaumont Health Obligated Group)	5.00	8/1/2032	2,000,000		2,320,440
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Obligated Group)	5.00	6/1/2022	6,475,000	[b]	7,074,067
Michigan Strategic Fund, Revenue Bonds (AMT-I-75 Improvement Project)	5.00	12/31/2043	10,000,000		12,351,800
Warren County, Revenue Bonds (Insured; County Guaranteed)	10.00	12/1/2040	5,000,000		5,305,550
				64,007,701
Minnesota - .3%
Western Minnesota Municipal Power Agency, Revenue Bonds (Red Rock Hydroelectric Project) Ser. A	5.00	1/1/2049	5,390,000		6,805,683

73

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.1% (continued)
Mississippi - .7%
Mississippi Business Finance Corp., Gulf Opportunity Zone IDR (Chevron U.S.A. Project)	1.20	11/1/2035	5,000,000	[e]	5,000,000
Mississippi Business Finance Corp., Gulf Opportunity Zone IDR (Chevron U.S.A. Project)	1.10	11/1/2035	4,800,000	[e]	4,800,000
Mississippi Development Bank, Revenue Bonds (Jackson, Water & Sewer System Project) (Insured; Assured Guaranty Municipal Corp.)	6.88	12/1/2040	1,625,000		1,954,225
Warren County, Revenue Bonds (International Paper) Ser. A	5.80	5/1/2034	1,500,000		1,511,370
				13,265,595
Nebraska - .6%
Omaha Public Power District, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2042	10,000,000		12,535,700
Nevada - .4%
Nevada Department of Business & Industry, Revenue Bonds (Fulcrum Sierra Biofuels Project)	6.25	12/15/2037	5,000,000	[a]	5,963,250
Nevada Department of Business & Industry, Revenue Bonds (Green Bond) (Fulcrum Sierra Biofuels Project) Ser. B	5.13	12/15/2037	1,500,000	[a]	1,658,280
				7,621,530
New Jersey - 4.4%
New Jersey Economic Development Authority, Revenue Bonds (Beloved Community Charter School Project) Ser. A	5.00	6/15/2054	725,000	[a]	791,809
New Jersey Economic Development Authority, Revenue Bonds (Beloved Community Charter School Project) Ser. A	5.00	6/15/2049	1,105,000	[a]	1,215,367
New Jersey Economic Development Authority, Revenue Bonds (The Goethals Bridge Replacement Project)	5.13	1/1/2034	5,325,000		6,032,799
New Jersey Economic Development Authority, Revenue Bonds (The Goethals Bridge Replacement Project)	5.38	1/1/2043	5,500,000		6,263,400
New Jersey Economic Development Authority, Revenue Bonds, Refunding	5.00	6/15/2026	2,500,000		2,688,250
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. PP	5.00	6/15/2029	13,000,000		14,953,640
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2033	2,500,000		3,040,575
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (St. Peter's University Hospital Obligated Group)	6.25	7/1/2035	1,500,000		1,584,390
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2030	1,500,000		1,800,015
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	4.00	12/15/2039	1,500,000		1,738,275
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2031	2,000,000		2,393,740
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2029	15,000,000		18,061,950
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2030	3,000,000		3,600,030
South Jersey Port Corp., Revenue Bonds, Ser. B	5.00	1/1/2048	1,500,000		1,776,690
South Jersey Port Corp., Revenue Bonds, Ser. B	5.00	1/1/2042	1,250,000		1,491,050
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2046	3,000,000		3,655,350
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2033	7,000,000		8,817,480
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.25	6/1/2046	5,000,000		6,207,800
				86,112,610
New Mexico - .6%
New Mexico Municipal Energy Acquisition Authority, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2025	10,000,000		11,964,300

74

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.1% (continued)
New York - 10.7%
Build New York City Resource Corp., Revenue Bonds (Metropolitan Lighthouse Charter School Project) Ser. A	5.00	6/1/2047	1,000,000	[a]	1,123,330
Build New York City Resource Corp., Revenue Bonds (Metropolitan Lighthouse Charter School Project) Ser. A	5.00	6/1/2037	700,000	[a]	795,550
Build New York City Resource Corp., Revenue Bonds (Metropolitan Lighthouse Charter School Project) Ser. A	5.00	6/1/2032	500,000	[a]	573,310
Hudson Yards Infrastructure Corp., Revenue Bonds, Refunding	5.75	2/15/2047	1,930,000		2,015,518
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. A1	5.00	11/15/2024	20,000,000		23,540,400
Metropolitan Transportation Authority Hudson Rail Yards Trust, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2056	5,000,000		5,618,950
New York City, GO (LOC; Mizuho Bank) Ser. G6	1.09	4/1/2042	3,200,000	[g]	3,200,000
New York City, GO, Refunding, Ser. E	5.00	8/1/2034	1,250,000		1,640,288
New York City, GO, Refunding, Ser. F1	5.00	8/1/2034	2,220,000		2,913,151
New York City, GO, Ser. AA1	4.00	8/1/2038	5,000,000		6,051,200
New York City, GO, Ser. AA1	5.00	8/1/2035	2,500,000		3,307,050
New York City, GO, Ser. B1	5.00	12/1/2041	14,000,000		17,384,080
New York City, GO, Ser. B1	5.00	12/1/2035	2,000,000		2,504,460
New York City, GO, Ser. B1	5.00	10/1/2043	4,000,000		5,189,360
New York City Industrial Development Agency, Revenue Bonds (Queens Baseball Stadium Project) (Insured; Assured Guaranty Corp.)	6.50	1/1/2046	325,000		326,333
New York City Industrial Development Agency, Revenue Bonds (Yankee Stadium Project) (Insured; Assured Guaranty Corp.)	7.00	3/1/2049	1,300,000		1,312,818
New York City Transitional Finance Authority, Revenue Bonds	4.00	8/1/2038	1,250,000		1,487,775
New York City Transitional Finance Authority, Revenue Bonds	5.25	8/1/2037	10,000,000		13,076,500
New York City Transitional Finance Authority, Revenue Bonds, Refunding, Ser. S2A	4.00	7/15/2037	2,500,000		2,971,625
New York City Transitional Finance Authority, Revenue Bonds, Refunding, Ser. S2A	5.00	7/15/2033	3,250,000		4,223,082
New York City Transitional Finance Authority, Revenue Bonds, Ser. A1	4.00	8/1/2041	5,000,000		5,910,650
New York City Transitional Finance Authority, Revenue Bonds, Ser. A1	5.00	8/1/2042	10,000,000		12,664,900
New York City Transitional Finance Authority, Revenue Bonds, Ser. S3	5.25	7/15/2035	10,000,000		13,171,400
New York Counties Tobacco Trust VI, Revenue Bonds, Refunding, Ser. A2B	5.00	6/1/2051	4,585,000		4,893,295
New York Liberty Development Corp., Revenue Bonds, Refunding	2.80	9/15/2069	4,000,000		4,274,920
New York Liberty Development Corp., Revenue Bonds, Refunding (4 World Trade Center Project)	5.75	11/15/2051	5,000,000		5,416,000
New York Liberty Development Corp., Revenue Bonds, Refunding (7 World Trade Center Project)	5.00	3/15/2044	2,000,000		2,152,760
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	5,000,000	[a]	5,633,650
New York State Dormitory Authority, Revenue Bonds, Refunding (Pace University) Ser. A	5.00	5/1/2038	500,000		553,185
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	5.00	3/15/2042	15,000,000		19,345,350
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. D	4.00	2/15/2040	3,000,000		3,646,800
New York State Dormitory Authority, Revenue Bonds, Ser. A	5.00	10/1/2048	2,000,000		3,436,240
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2036	2,500,000		3,083,525
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2034	4,000,000		4,951,440
Oneida County Local Development Corp, Revenue Bonds, Refunding (Utica College Project)	4.00	7/1/2039	750,000		852,195

75

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.1% (continued)
New York - 10.7% (continued)
Oneida County Local Development Corp., Revenue Bonds, Refunding (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	4.00	12/1/2049	4,000,000		4,651,880
Port Authority of New York & New Jersey, Revenue Bonds (JFK International Air Terminal Project)	6.00	12/1/2042	5,000,000		5,189,850
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A	0.00	11/15/2031	5,000,000	[c]	4,014,800
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A	0.00	11/15/2032	3,000,000	[c]	2,349,390
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. B	0.00	11/15/2027	2,000,000	[c]	1,803,360
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. B	0.00	11/15/2028	4,715,000	[c]	4,160,327
				211,410,697
North Carolina - .5%
North Carolina Turnpike Authority, Revenue Bonds	5.00	1/1/2049	2,000,000		2,531,620
North Carolina Turnpike Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2049	1,500,000		1,918,725
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2038	5,000,000		6,391,450
				10,841,795
North Dakota - .3%
Grand Forks County, Revenue Bonds, Refunding (Green Bond)	6.38	12/15/2043	6,000,000		6,031,620
Ohio - 2.0%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. B2	5.00	6/1/2055	15,000,000		16,963,200
Butler County Port Authority, Revenue Bonds (Storypoint Fairfield Project) Ser. A1	6.38	1/15/2043	1,500,000	[a]	1,646,385
Cleveland-Cuyahoga County Port Authority, Revenue Bonds, Refunding (Playhouse Square Foundation Project)	5.25	12/1/2038	1,170,000		1,399,940
Cleveland-Cuyahoga County Port Authority, Revenue Bonds, Refunding (Playhouse Square Foundation Project)	5.50	12/1/2053	1,500,000		1,791,570
Cleveland-Cuyahoga County Port Authority, Revenue Bonds, Refunding (Playhouse Square Foundation Project)	5.50	12/1/2043	1,580,000		1,900,629
Franklin County, Revenue Bonds, Ser. A	4.00	12/1/2049	2,500,000		2,936,250
Ohio, Revenue Bonds (Portsmouth Bypass Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/31/2035	3,000,000		3,508,470
Ohio, Revenue Bonds (Portsmouth Bypass Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/31/2039	2,000,000		2,323,700
Ohio Air Quality Development Authority, Revenue Bonds (Pratt Paper Project)	4.25	1/15/2038	2,500,000	[a]	2,839,300
Ohio Turnpike & Infrastructure Commission, Revenue Bonds (Infrastructure Projects)	0/5.70	2/15/2034	3,000,000	[h]	3,612,990
				38,922,434
Oregon - 1.0%
Benton & Linn Counties Consolidated School District No. 509J & 509A, GO (Insured; School Board Guaranty) Ser. A	0/5.00	6/15/2024	2,310,000	[h]	2,677,382
Benton & Linn Counties Consolidated School District No. 509J & 509A, GO (Insured; School Board Guaranty) Ser. A	0/5.00	6/15/2025	2,610,000	[h]	3,127,772
Benton & Linn Counties Consolidated School District No. 509J & 509A, GO (Insured; School Board Guaranty) Ser. A	0/5.00	6/15/2027	1,275,000	[h]	1,616,955
Benton & Linn Counties Consolidated School District No. 509J & 509A, GO (Insured; School Board Guaranty) Ser. A	0/5.00	6/15/2021	1,800,000	[h]	1,871,622
Benton & Linn Counties Consolidated School District No. 509J & 509A, GO (Insured; School Board Guaranty) Ser. A	0/5.00	6/15/2022	1,745,000	[h]	1,887,148
Benton & Linn Counties Consolidated School District No. 509J & 509A, GO (Insured; School Board Guaranty) Ser. A	0/5.00	6/15/2023	1,785,000	[h]	2,004,073
Oregon Business Development Commission, Revenue Bonds, Refunding (RED Rock Biofuels) Ser. 248A	6.50	4/1/2031	2,000,000	[a]	1,637,980

76

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.1% (continued)
Oregon - 1.0% (continued)
Oregon Business Development Commission, Revenue Bonds, Refunding (RED Rock Biofuels) Ser. 248D	6.50	4/1/2031	2,000,000	[a]	1,637,980
Oregon Business Development Commission, Revenue Bonds, Refunding (RED Rock Biofuels) Ser. 248F	11.50	4/1/2031	1,000,000		961,930
Warm Springs Reservation Confederated Tribe, Revenue Bonds, Refunding (Green Bond) Ser. B	5.00	11/1/2039	700,000	[a]	848,631
Warm Springs Reservation Confederated Tribe, Revenue Bonds, Refunding (Green Bond) Ser. B	5.00	11/1/2036	700,000	[a]	855,603
				19,127,076
Pennsylvania - 1.2%
Allegheny County Industrial Development Authority, Revenue Bonds, Refunding (United States Steel Corp.)	4.88	11/1/2024	2,000,000		2,217,000
Allegheny County Industrial Development Authority, Revenue Bonds, Refunding (United States Steel Corp.)	5.13	5/1/2030	1,750,000		2,109,468
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2035	3,500,000		4,390,225
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2034	4,000,000		5,033,360
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	4.00	9/1/2044	1,750,000		2,022,318
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Aqua Pennsylvania Project) Ser. B	5.00	12/1/2043	4,425,000		4,554,608
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (Tapestry Moon Senior Housing Project)	6.50	12/1/2038	3,000,000	[a]	3,108,810
				23,435,789
Rhode Island - .4%
Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding (Providence College)	5.00	11/1/2045	7,000,000		8,275,120
South Carolina - .1%
South Carolina Public Service Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2036	2,000,000		2,421,340
Tennessee - .2%
Memphis-Shelby County Industrial Development Board, Tax Allocation Bonds, Refunding (Senior Tax Increment-Graceland Project) Ser. A	4.75	7/1/2027	760,000		864,014
Memphis-Shelby County Industrial Development Board, Tax Allocation Bonds, Refunding (Senior Tax Increment-Graceland Project) Ser. A	5.50	7/1/2037	1,100,000		1,272,601
Memphis-Shelby County Industrial Development Board, Tax Allocation Bonds, Refunding (Senior Tax Increment-Graceland Project) Ser. A	5.63	1/1/2046	750,000		861,593
				2,998,208
Texas - 11.5%
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding (Uplift Education) Ser. A	5.00	12/1/2046	1,100,000		1,260,435
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding (Uplift Education) Ser. A	5.00	12/1/2036	1,315,000		1,530,436
Arlington Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	8/15/2053	925,000		992,072
Arlington Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	8/15/2048	1,900,000		2,044,134
Arlington Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	8/15/2038	1,000,000		1,088,710
Austin Airport System, Revenue Bonds, Ser. A	5.00	11/15/2046	13,120,000		16,003,776
Bexar County Health Facilities Development Corp., Revenue Bonds, Refunding (Army Retirement Residence Foundation Project)	5.00	7/15/2041	1,750,000		2,037,490
Central Texas Regional Mobility Authority, Revenue Bonds, Refunding	5.00	1/1/2046	1,500,000		1,777,035

77

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.1% (continued)
Texas - 11.5% (continued)
Central Texas Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	1/1/2040	7,300,000		8,624,512
Central Texas Turnpike System, Revenue Bonds, Refunding, Ser. A	3.00	8/15/2040	4,000,000		4,364,360
Central Texas Turnpike System, Revenue Bonds, Refunding, Ser. A	5.00	8/15/2041	6,000,000		6,613,260
Central Texas Turnpike System, Revenue Bonds, Refunding, Ser. B	5.00	8/15/2037	16,235,000		18,963,779
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	5.00	8/15/2032	2,745,000		2,980,356
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	6.00	8/15/2033	1,500,000		1,742,820
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	6.00	8/15/2043	2,770,000		3,186,553
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	5.50	8/15/2021	1,250,000	[b]	1,335,088
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	5.75	8/15/2021	1,000,000	[b]	1,071,670
Clifton Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	12/1/2045	3,855,000		4,285,719
Clifton Higher Education Finance Corp., Revenue Bonds, Ser. D	6.13	8/15/2048	18,000,000		20,973,060
Dallas/Fort Worth International Airport, Revenue Bonds, Ser. H	5.00	11/1/2032	7,500,000		7,985,325
Danbury Higher Education Authority, Revenue Bonds, Ser. A	4.00	8/15/2049	5,000,000		5,139,800
Danbury Higher Education Authority, Revenue Bonds, Ser. A	5.13	8/15/2049	2,240,000		2,381,030
Grand Parkway Transportation Corp., Revenue Bonds, Refunding (Grand Parkway)	4.00	10/1/2049	5,000,000		5,926,650
Grand Parkway Transportation Corp., Revenue Bonds, Ser. A	5.00	10/1/2043	5,000,000		6,273,200
Grand Parkway Transportation Corp., Revenue Bonds, Ser. A	5.50	10/1/2023	4,500,000	[b]	5,220,270
Grand Parkway Transportation Corp., Revenue Bonds, Ser. B	0/5.20	10/1/2031	2,000,000	[h]	2,279,460
Grand Parkway Transportation Corp., Revenue Bonds, Ser. B	0/5.40	10/1/2033	2,500,000	[h]	2,859,050
Grand Parkway Transportation Corp., Revenue Bonds, Ser. B	0/5.40	10/1/2034	2,235,000	[h]	2,555,946
Houston Higher Education Finance Corp., Revenue Bonds, Refunding	6.50	5/15/2021	1,530,000	[b]	1,633,153
Houston Higher Education Finance Corp., Revenue Bonds, Refunding	6.50	5/15/2021	1,270,000	[b]	1,355,623
Houston Higher Education Finance Corp., Revenue Bonds, Ser. A	5.88	5/15/2021	260,000		268,325
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	3,250,000	[a]	3,530,117
Newark Higher Education Finance Corp., Revenue Bonds (A+ Charter Schools) Ser. A	5.50	8/15/2035	750,000	[a]	871,058
Newark Higher Education Finance Corp., Revenue Bonds (A+ Charter Schools) Ser. A	5.75	8/15/2045	1,000,000	[a]	1,156,590
North Texas Tollway Authority, Revenue Bonds (Special Projects System) Ser. A	5.50	9/1/2021	20,000,000	[b]	21,387,400
North Texas Tollway Authority, Revenue Bonds, Refunding	5.00	1/1/2036	2,800,000		3,518,704
Port Beaumont Navigation District, Revenue Bonds, Refunding, Ser. A	3.63	1/1/2035	1,500,000	[a]	1,560,990
Port Beaumont Navigation District, Revenue Bonds, Refunding, Ser. A	4.00	1/1/2050	1,500,000	[a]	1,562,100
Pottsboro Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	8/15/2046	1,000,000		1,087,120
San Antonio Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program) Ser. B	5.00	8/1/2044	7,140,000		8,481,035
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Blueridge Transportation Group)	5.00	12/31/2045	1,000,000		1,167,740
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (LBJ Infrastructure Group IH-635 Managed Lanes Project)	7.00	6/30/2040	11,175,000		11,384,755

78

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.1% (continued)
Texas - 11.5% (continued)
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (NTE Mobility Partners Segments 3)	6.75	6/30/2043	5,000,000		5,864,300
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (NTE Mobility Partners Segments 3)	7.00	12/31/2038	10,000,000		11,850,600
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Ser. B	3.92	12/31/2049	5,000,000		5,787,800
Texas Transportation Commission, Revenue Bonds	5.00	8/1/2057	2,000,000		2,457,340
				226,420,746
U.S. Related - 3.2%
Antonio B Won International Airport Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	6.00	10/1/2034	2,000,000		2,349,420
Antonio B Won International Airport Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	6.13	10/1/2043	2,000,000		2,342,880
Antonio B Won International Airport Authority, Revenue Bonds, Refunding, Ser. C	6.25	10/1/2034	1,000,000		1,169,610
Antonio B Won International Airport Authority, Revenue Bonds, Refunding, Ser. C	6.38	10/1/2043	1,000,000		1,170,580
Guam, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2046	1,500,000		1,758,225
Guam, Revenue Bonds, Refunding, Ser. A	6.00	11/1/2026	2,500,000		2,644,100
Guam, Revenue Bonds, Refunding, Ser. A	6.13	11/1/2031	5,000,000		5,286,400
Guam, Revenue Bonds, Refunding, Ser. A	6.50	11/1/2040	2,000,000		2,119,540
Puerto Rico, GO, Refunding, Ser. A	5.00	7/1/2041	2,500,000	[i]	1,893,750
Puerto Rico, GO, Refunding, Ser. A	8.00	7/1/2035	10,000,000	[i]	7,325,000
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Ser. A	5.75	7/1/2037	2,500,000		2,743,750
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Ser. A	6.00	7/1/2038	2,500,000		2,600,000
Puerto Rico Electric Power Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. SS	5.00	7/1/2021	500,000		507,305
Puerto Rico Electric Power Authority, Revenue Bonds, Refunding, Ser. DDD	5.00	7/1/2022	2,000,000	[i]	1,540,000
Puerto Rico Electric Power Authority, Revenue Bonds, Ser. A	6.75	7/1/2036	10,000,000	[i]	7,900,000
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Refunding, Ser. M	5.00	7/1/2032	220,000	[i]	101,750
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Refunding, Ser. M	5.00	7/1/2025	110,000	[i]	50,875
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Ser. G	5.00	7/1/2042	120,000	[i]	55,500
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Ser. K	5.00	7/1/2030	120,000	[i]	55,500
Puerto Rico Infrastructure Financing Authority, Revenue Bonds, Ser. B	5.00	7/1/2021	500,000	[i]	125,000
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2031	498,000	[c]	375,890
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2029	387,000	[c]	313,969
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2033	561,000	[c]	394,809
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2051	4,348,000	[c]	939,907
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2046	5,338,000	[c]	1,588,162
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2027	397,000	[c]	339,602
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2024	207,000	[c]	189,409
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	4.50	7/1/2034	411,000		452,342
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	4.55	7/1/2040	208,000		234,555
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	4.75	7/1/2053	1,526,000		1,727,615
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	5.00	7/1/2058	3,858,000		4,424,624
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A2	4.33	7/1/2040	2,112,000		2,347,277
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A2	4.54	7/1/2053	63,000		70,333

79

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.1% (continued)
U.S. Related - 3.2% (continued)
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A2	4.78	7/1/2058	847,000		957,322
Virgin Islands Public Finance Authority, Revenue Bonds, Ser. A	5.00	10/1/2029	2,250,000		2,258,438
Virgin Islands Public Finance Authority, Revenue Bonds, Ser. A	5.00	10/1/2034	1,500,000		1,501,875
Virgin Islands Public Finance Authority, Revenue Bonds, Ser. A	6.75	10/1/2037	1,250,000		1,252,400
				63,107,714
Utah - .1%
Utah Charter School Finance Authority, Revenue Bonds, Refunding (Summit Academy)	5.00	4/15/2044	625,000		784,769
Utah Charter School Finance Authority, Revenue Bonds, Refunding (Summit Academy) Ser. A	5.00	4/15/2049	1,150,000		1,434,878
				2,219,647
Virginia - 2.8%
Chesapeake Expressway, Revenue Bonds, Refunding, Ser. B	0/4.87	7/15/2040	2,000,000	[h]	2,102,640
Roanoke County Economic Development Authority, Revenue Bonds, Refunding (Richfield Living Obligated Group) Ser. A	5.25	9/1/2049	10,000,000		10,637,900
University of Virginia, Revenue Bonds, Refunding, Ser. A1	4.00	4/1/2045	3,950,000		4,378,061
Virginia Small Business Financing Authority, Revenue Bonds (95 Express Lanes Project)	5.00	1/1/2040	7,510,000		8,008,739
Virginia Small Business Financing Authority, Revenue Bonds (95 Express Lanes Project)	5.00	1/1/2040	12,395,000		13,218,152
Virginia Small Business Financing Authority, Revenue Bonds (Elizabeth River Crossing Opco Project)	5.25	1/1/2032	4,000,000		4,353,320
Virginia Small Business Financing Authority, Revenue Bonds (Elizabeth River Crossing Opco Project)	6.00	1/1/2037	1,665,000		1,839,359
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2056	4,000,000		4,744,840
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2049	4,500,000		5,364,765
				54,647,776
Washington - 1.7%
Washington, GO, Refunding, Ser. R-2021A	5.00	6/1/2034	1,250,000		1,624,163
Washington, GO, Refunding, Ser. R-2021A	5.00	6/1/2035	1,250,000		1,619,738
Washington, GO, Ser. B	5.00	6/1/2042	5,950,000		7,545,254
Washington, GO, Ser. B	5.00	6/1/2040	5,350,000		6,815,204
Washington, GO, Ser. B	5.00	6/1/2041	5,465,000		6,945,851
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Fred Hutchinson Cancer Research Center) Ser. C, 1 Month MUNIPSA +1.05%	2.20	7/3/2023	7,965,000	[d]	8,141,664
				32,691,874
West Virginia - 1.0%
West Virginia, GO, Ser. B	5.00	6/1/2041	13,330,000		16,930,166
West Virginia Hospital Finance Authority, Revenue Bonds, Refunding (Charleston Area Medical Center Obligated Group)	5.00	9/1/2039	1,450,000		1,830,408
West Virginia Hospital Finance Authority, Revenue Bonds, Refunding (Charleston Area Medical Center Obligated Group)	5.00	9/1/2038	1,500,000		1,900,935
				20,661,509
Wisconsin - 1.4%
Public Finance Authority, Revenue Bonds (Maryland Proton Treatment Center) Ser. A1	6.38	1/1/2048	2,500,000	[a]	2,703,275
Public Finance Authority, Revenue Bonds (Nevada State College)	5.00	5/1/2055	5,000,000	[a]	5,529,550
Public Finance Authority, Revenue Bonds (Piedmont Community Charter School)	5.00	6/15/2053	1,000,000		1,186,140
Public Finance Authority, Revenue Bonds (Piedmont Community Charter School)	5.00	6/15/2049	3,440,000		4,114,928
Public Finance Authority, Revenue Bonds, Refunding (Friends Homes Obligated Group)	5.00	9/1/2039	2,230,000	[a]	2,526,612

80

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 102.1% (continued)
Wisconsin - 1.4% (continued)
Wisconsin Center District, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	12/15/2046	3,990,000	[c] 1,587,940
Wisconsin Center District, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	12/15/2044	8,735,000	[c] 3,783,478
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (Marshfield Clinic Health System Obligated Group) Ser. C	5.00	2/15/2047	4,500,000	5,378,670
				26,810,593
Total Long-Term Municipal Investments (cost $1,812,094,515)			2,009,478,391
Total Investments (cost $1,838,061,653)			103.5%	2,037,586,524
Liabilities, Less Cash and Receivables			(3.5%)	(69,282,206)
Net Assets			100.0%	1,968,304,318

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2020, these securities were valued at $251,967,242 or 12.8% of net assets.

b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c Security issued with a zero coupon. Income is recognized through the accretion of discount.

d Variable rate security—rate shown is the interest rate in effect at period end.

e The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

f Collateral for floating rate borrowings. The coupon rate given represents the current interest rate for the inverse floating rate security.

g Auction Rate Security—interest rate is reset periodically under an auction process that is conducted by an auction agent. Rate shown is the interest rate in effect at period end.

h Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

i Non-income producing—security in default.

Portfolio Summary (Unaudited) †	Value (%)
Education	16.6
General	14.4
Transportation	13.9
General Obligation	13.5
Medical	7.9
Airport	7.9
Development	6.3
School District	4.6
Prerefunded	3.9
Tobacco Settlement	3.9
Housing	3.4
Nursing Homes	2.5
Power	1.9
Multifamily Housing	1.0
Pollution	.6
Water	.5
Special Tax	.4
Build America Bonds	.3
103.5

† Based on net assets.

See notes to financial statements.

81

STATEMENTS OF FUTURES

February 29, 2020 (Unaudited)

BNY Mellon National Intermediate Municipal Bond Fund
Description	Number of Contracts	Expiration	Notional Value($)	Value ($)	Unrealized (Depreciation) ($)
Futures Short
U.S. Treasury Long Bond	333	6/19/2020	55,221,723	56,693,250	(1,471,527)
Gross Unrealized Depreciation				(1,471,527)

See notes to financial statements.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Description	Number of Contracts	Expiration	Notional Value($)	Value ($)	Unrealized (Depreciation) ($)
Futures Short
U.S. Treasury Long Bond	24	6/19/2020	3,979,944	4,086,000	(106,056)
Gross Unrealized Depreciation				(106,056)

See notes to financial statements.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Description	Number of Contracts	Expiration	Notional Value($0)	Value ($)	Unrealized (Depreciation) ($)
Futures Short
U.S. Treasury Long Bond	41	6/19/2020	6,799,071	6,980,250	(181,179)
Gross Unrealized Depreciation				(181,179)

See notes to financial statements.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Description	Number of Contracts	Expiration	Notional Value($)	Value ($)	Unrealized (Depreciation) ($)
Futures Short
U.S. Treasury Long Bond	20	6/19/2020	3,316,620	3,405,000	(88,380)
Gross Unrealized Depreciation				(88,380)

See notes to financial statements.

BNY Mellon Municipal Opportunities Fund
Description	Number of Contracts	Expiration	Notional Value($)	Value ($)	Unrealized (Depreciation) ($)
Futures Short
U.S. Treasury 10 Year Notes	74	6/19/2020	9,813,461	9,971,500	(158,039)
U.S. Treasury 5 Year Notes	81	6/30/2020	9,822,361	9,942,750	(120,389)
U.S. Treasury Long Bond	384	6/19/2020	64,290,105	65,376,000	(1,085,895)
U.S. Treasury Ultra Long Bond	244	6/19/2020	49,164,753	50,630,000	(1,465,247)
Ultra 10 Year U.S. Treasury Notes	365	6/19/2020	53,752,889	54,829,844	(1,076,955)
Gross Unrealized Depreciation				(3,906,525)

See notes to financial statements.

82

STATEMENT OF SWAP AGREEMENTS

February 29, 2020 (Unaudited)

OTC Forward Rate Agreement Swaps

Reference Obligation	Counterparty	Determination Date	Notional Amount ($)[1]	Base Index Value ($)	Unrealized ($)
Municipal Market Data General Obligation, 2050, 5% Coupon AAA Index	Citigroup	5/28/20	10,000,000	1.64	-

1 The fund will receive a payment from the counterparty if the value of the reference index is less than the bases index value on the determination date. The fund will make a payment to the counterparty if the value of the reference index is greater than the base index value on the determination date.

See notes to financial statements.

83

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
EFFE	Effective Federal Funds Rate	EURIBOR	Euro Interbank Offered Rate
FCPR	Farm Credit Prime Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LIBOR	London Interbank Offered Rate	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	NAN	Note Anticipation Notes
MERLOTS	Municipal Exempt Receipts Liquidity Option Tender	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
PCR	Pollution Control Revenue	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT	Payment in Lieu of Taxes	PRIME	Prime Lending Rate
PUTTERS	Puttable Tax-Exempt Receipts	OBFR	Overnight Bank Funding Rate
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SOFR	Secured Overnight Financing Rate	SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt Adjustable Receipts	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

See notes to financial statements.

84

STATEMENTS OF ASSETS AND LIABILITIES

February 29, 2020 (Unaudited)

	BNY Mellon National Intermediate Municipal Bond Fund	BNY Mellon National Short-Term Municipal Bond Fund	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Assets ($):
Investments in securities—See Statements of Investments†	2,832,280,896	1,183,432,482	199,237,650	339,617,461
Cash collateral held by broker—Note 4	932,401	-	67,200	114,800
Interest receivable	29,017,993	10,308,397	2,097,987	2,792,913
Receivable for shares of Beneficial Interest subscribed	4,197,217	1,706,294	15,000	39,212
Receivable for investment securities sold	-	11,371,901	-	-
Prepaid expenses	44,742	29,017	16,612	15,705
	2,866,473,249	1,206,848,091	201,434,449	342,580,091
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	1,040,716	442,315	103,897	133,053
Cash overdraft due to Custodian	3,730,639	878,399	281,137	367,457
Payable for investment securities purchased	99,987,697	68,033,756	2,077,250	2,880,625
Payable for shares of Beneficial Interest redeemed	2,960,459	4,423,981	18,114	53,155
Payable for futures variation margin—Note 4	926,156	-	66,750	114,031
Trustees’ fees and expenses payable	21,575	10,015	1,787	2,455
Other accrued expenses	80,300	47,070	36,405	36,796
	108,747,542	73,835,536	2,585,340	3,587,572
Net Assets ($)	2,757,725,707	1,133,012,555	198,849,109	338,992,519
Composition of Net Assets ($):
Paid-in capital	2,556,239,595	1,118,483,556	184,055,141	316,208,352
Total distributable earnings (loss)	201,486,112	14,528,999	14,793,968	22,784,167
Net Assets ($)	2,757,725,707	1,133,012,555	198,849,109	338,992,519
† Investments at cost ($)	2,638,500,024	1,167,803,628	185,738,165	317,440,886
Net Asset Value Per Share
Class M
Net Assets ($)	2,693,009,060	1,117,371,436	191,477,387	330,018,654
Shares Outstanding	188,745,008	86,168,175	14,978,035	24,771,897
Net Asset Value Per Share ($)	14.27	12.97	12.78	13.32
Investor Shares
Net Assets ($)	64,716,647	15,641,119	7,371,722	8,973,865
Shares Outstanding	4,540,926	1,207,075	577,359	673,820
Net Asset Value Per Share ($)	14.25	12.96	12.77	13.32

See notes to financial statements.

85

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (continued)

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	BNY Mellon Municipal Opportunities Fund
Assets ($):
Investments in securities—See Statements of Investments†	173,524,814	2,037,586,524
Cash collateral held by broker—Note 4	56,000	2,972,000
Interest receivable	1,792,501	19,486,986
Receivable for shares of Beneficial Interest subscribed	115,059	-
Receivable for investment securities sold	-	18,808,753
Prepaid expenses	20,330	34,639
	175,508,704	2,078,888,902
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	72,246	990,926
Cash overdraft due to Custodian	196,792	3,562,453
Payable for investment securities purchased	8,782,654	53,373,482
Payable for shares of Beneficial Interest redeemed	120,566	1,393,126
Payable for futures variation margin—Note 4	55,625	3,035,743
Payable for floating rate notes issued—Note 4	-	47,915,000
Interest and expense payable related to floating rate notes issued—Note 4	-	243,315
Trustees’ fees and expenses payable	1,467	17,007
Other accrued expenses	38,031	53,532
	9,267,381	110,584,584
Net Assets ($)	166,241,323	1,968,304,318
Composition of Net Assets ($):
Paid-in capital	154,259,823	1,797,538,588
Total distributable earnings (loss)	11,981,500	170,765,730
Net Assets ($)	166,241,323	1,968,304,318
† Investments at cost ($)	162,441,239	1,838,061,653
Net Asset Value Per Share
Class M
Net Assets ($)	155,219,340	1,898,028,677
Shares Outstanding	13,325,957	135,796,914
Net Asset Value Per Share ($)	11.65	13.98
Investor Shares
Net Assets ($)	11,021,983	70,275,641
Shares Outstanding	945,658	5,025,028
Net Asset Value Per Share ($)	11.66	13.99

See notes to financial statements.

86

STATEMENTS OF OPERATIONS

Six Months Ended February 29, 2020 (Unaudited)

	BNY Mellon National Intermediate Municipal Bond Fund	BNY Mellon National Short-Term Municipal Bond Fund	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Investment Income ($):
Interest Income	34,335,851	10,629,908	2,783,014	4,207,611
Expenses:
Investment advisory fee—Note 3(a)	4,533,201	1,972,194	487,850	568,934
Administration fee—Note 3(a)	1,576,379	689,820	119,446	198,999
Trustees’ fees and expenses—Note 3(c)	83,390	36,950	6,335	9,866
Shareholder servicing costs—Note 3(b)	73,532	19,141	10,445	10,596
Registration fees	49,879	22,124	16,258	16,988
Professional fees	35,111	29,130	20,405	23,728
Loan commitment fees—Note 2	34,049	16,724	2,794	614
Custodian fees—Note 3(b)	25,308	17,581	3,311	5,220
Chief Compliance Officer fees—Note 3(b)	6,661	6,661	6,661	6,661
Prospectus and shareholders’ reports	5,714	4,060	4,713	2,526
Miscellaneous	68,033	39,403	26,126	32,427
Total Expenses	6,491,257	2,853,788	704,344	876,559
Less—reduction in fees due to earnings credits—Note 3(b)	(3,295)	(4,405)	(1,434)	(3,625)
Net Expenses	6,487,962	2,849,383	702,910	872,934
Investment Income—Net	27,847,889	7,780,525	2,080,104	3,334,677
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	9,222,352	1,970,488	1,857,251	1,024,105
Net realized gain (loss) on futures	(1,006,313)	-	(77,004)	(128,340)
Net Realized Gain (Loss)	8,216,039	1,970,488	1,780,247	895,765
Net change in unrealized appreciation (depreciation) on investments	37,265,754	3,429,322	1,274,155	4,446,362
Net change in unrealized appreciation (depreciation) on futures	(115,652)	-	(1,758)	(7,349)
Net Change in Unrealized Appreciation (Depreciation)	37,150,102	3,429,322	1,272,397	4,439,013
Net Realized and Unrealized Gain (Loss) on Investments	45,366,141	5,399,810	3,052,644	5,334,778
Net Increase in Net Assets Resulting from Operations	73,214,030	13,180,335	5,132,748	8,669,455

See notes to financial statements.

87

STATEMENTS OF OPERATIONS (Unaudited) (continued)

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	BNY Mellon Municipal Opportunities Fund
Investment Income ($):
Interest Income	2,140,265	35,739,834
Expenses:
Investment advisory fee—Note 3(a)	397,189	4,840,237
Administration fee—Note 3(a)	96,693	1,185,089
Professional fees	21,211	36,618
Registration fees	15,626	22,261
Shareholder servicing costs—Note 3(b)	13,770	82,368
Chief Compliance Officer fees—Note 3(b)	6,661	6,661
Trustees’ fees and expenses—Note 3(c)	5,114	63,540
Prospectus and shareholders’ reports	4,847	4,848
Custodian fees—Note 3(b)	2,889	18,945
Loan commitment fees—Note 2	2,308	28,944
Interest and expense related to floating rate notes issued—Note 4	-	454,268
Miscellaneous	22,578	72,063
Total Expenses	588,886	6,815,842
Less—reduction in expenses due to undertakings—Note 3(a)	(104,241)	-
Less—reduction in fees due to earnings credits—Note 3(b)	(1,691)	(6,036)
Net Expenses	482,954	6,809,806
Investment Income—Net	1,657,311	28,930,028
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,235,113	12,516,889
Net realized gain (loss) on futures	(64,170)	(11,626,503)
Net realized gain (loss) on swap agreements	-	760,000
Net Realized Gain (Loss)	1,170,943	1,650,386
Net change in unrealized appreciation (depreciation) on investments	1,633,384	31,969,059
Net change in unrealized appreciation (depreciation) on futures	(1,465)	4,903,710
Net change in unrealized appreciation (depreciation) on swap agreements	-	1,434,185
Net Change in Unrealized Appreciation (Depreciation)	1,631,919	38,306,954
Net Realized and Unrealized Gain (Loss) on Investments	2,802,862	39,957,340
Net Increase in Net Assets Resulting from Operations	4,460,173	68,887,368

See notes to financial statements.

88

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon National Intermediate Municipal Bond Fund		BNY Mellon National Short-Term Municipal Bond Fund
	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Operations ($):
Investment income—net	27,847,889	55,377,249	7,780,525	15,456,624
Net realized gain (loss) on investments	8,216,039	1,228,661	1,970,488	472,183
Net change in unrealized appreciation (depreciation) on investments	37,150,102	125,350,329	3,429,322	17,567,621
Net Increase (Decrease) in Net Assets Resulting from Operations	73,214,030	181,956,239	13,180,335	33,496,428
Distributions ($):
Distributions to shareholders:
Class M	(27,238,869)	(54,047,433)	(7,702,226)	(15,273,026)
Investor Shares	(559,968)	(1,000,031)	(86,908)	(114,913)
Total Distributions	(27,798,837)	(55,047,464)	(7,789,134)	(15,387,939)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	299,162,788	924,564,661	127,314,210	662,514,188
Investor Shares	30,260,627	30,145,345	15,097,872	15,862,712
Distributions reinvested:
Class M	3,627,180	7,396,191	1,314,584	2,760,357
Investor Shares	438,592	748,375	68,955	76,023
Cost of shares redeemed:
Class M	(152,940,617)	(702,377,279)	(146,056,056)	(466,572,548)
Investor Shares	(18,335,171)	(29,452,276)	(14,212,192)	(10,651,925)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	162,213,399	231,025,017	(16,472,627)	203,988,807
Total Increase (Decrease) in Net Assets	207,628,592	357,933,792	(11,081,426)	222,097,296
Net Assets ($):
Beginning of Period	2,550,097,115	2,192,163,323	1,144,093,981	921,996,685
End of Period	2,757,725,707	2,550,097,115	1,133,012,555	1,144,093,981
Capital Share Transactions (Shares):
Class Ma
Shares sold	21,434,425	68,809,556	9,881,047	52,060,559
Shares issued for distributions reinvested	259,406	547,710	101,970	216,153
Shares redeemed	(10,956,352)	(52,723,996)	(11,334,657)	(36,601,056)
Net Increase (Decrease) in Shares Outstanding	10,737,479	16,633,270	(1,351,640)	15,675,656
Investor Shares[a]
Shares sold	2,171,071	2,228,820	1,172,017	1,240,572
Shares issued for distributions reinvested	31,376	55,481	5,354	5,948
Shares redeemed	(1,311,813)	(2,194,034)	(1,103,019)	(835,125)
Net Increase (Decrease) in Shares Outstanding	890,634	90,267	74,352	411,395

[a]

During the period ended February 29, 2020, 2,149,073 Class M shares representing $29,983,720 were exchanged for 2,151,350 Investor shares for BNY Mellon National Intermediate Municipal Bond Fund and 1,168,724 Class M shares representing $15,066,763 were exchanged for 1,169,605 Investor shares for BNY Mellon National Short-Term Municipal Bond Fund. During the period ended August 31, 2019, 2,239,971 Class M shares representing $30,321,493 were exchanged for 2,242,724 Investor shares for BNY Mellon National Intermediate Municipal Bond Fund and 1,245,318 Class M shares representing $15,936,111 were exchanged for 1,246,081 Investor shares for BNY Mellon National Short-Term Municipal Bond Fund.

See notes to financial statements.

89

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund		BNY Mellon Massachusetts Intermediate Municipal Bond Fund
	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Operations ($):
Investment income—net	2,080,104	4,565,407	3,334,677	6,962,540
Net realized gain (loss) on investments	1,780,247	431,462	895,765	(42,371)
Net change in unrealized appreciation (depreciation) on investments	1,272,397	10,016,149	4,439,013	16,776,926
Net Increase (Decrease) in Net Assets Resulting from Operations	5,132,748	15,013,018	8,669,455	23,697,095
Distributions ($):
Distributions to shareholders:
Class M	(2,347,032)	(4,439,732)	(3,267,422)	(6,794,542)
Investor Shares	(96,387)	(121,424)	(76,741)	(146,121)
Total Distributions	(2,443,419)	(4,561,156)	(3,344,163)	(6,940,663)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	9,887,844	59,394,454	26,361,591	140,917,074
Investor Shares	4,064,078	5,158,346	4,623,788	3,238,437
Distributions reinvested:
Class M	238,120	136,786	466,389	1,214,722
Investor Shares	77,824	109,549	58,253	116,654
Cost of shares redeemed:
Class M	(12,901,843)	(62,177,242)	(18,333,952)	(139,658,366)
Investor Shares	(4,970,573)	(2,998,173)	(3,310,552)	(3,343,700)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(3,604,550)	(376,280)	9,865,517	2,484,821
Total Increase (Decrease) in Net Assets	(915,221)	10,075,582	15,190,809	19,241,253
Net Assets ($):
Beginning of Period	199,764,330	189,688,748	323,801,710	304,560,457
End of Period	198,849,109	199,764,330	338,992,519	323,801,710
Capital Share Transactions (Shares):
Class Ma
Shares sold	789,453	4,952,835	2,021,801	11,290,812
Shares issued for distributions reinvested	19,057	11,251	35,709	96,492
Shares redeemed	(1,032,236)	(5,178,666)	(1,406,066)	(11,250,364)
Net Increase (Decrease) in Shares Outstanding	(223,726)	(214,580)	651,444	136,940
Investor Shares[a]
Shares sold	325,738	418,317	355,684	259,762
Shares issued for distributions reinvested	6,214	9,030	4,443	9,263
Shares redeemed	(394,790)	(245,706)	(253,585)	(269,848)
Net Increase (Decrease) in Shares Outstanding	(62,838)	181,641	106,542	(823)

[a]

During the period ended February 29, 2020, 265,069 Class M shares representing $3,312,921 were exchanged for 265,524 Investor shares for BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and 340,130 Class M shares representing $4,421,783 were exchanged for 340,288 Investor shares for BNY Mellon Massachusetts Intermediate Municipal Bond Fund. During the period ended August 31, 2019, 417,738 Class M shares representing $5,158,014 were exchanged for 418,289 Investor shares for BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and 246,548 Class M shares representing $3,076,110 were exchanged for 246,610 Investor shares for BNY Mellon Massachusetts Intermediate Municipal Bond Fund.

See notes to financial statements.

90

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund		BNY Mellon Municipal Opportunities Fund
	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
Operations ($):
Investment income—net	1,657,311	3,486,292	28,930,028	57,974,098
Net realized gain (loss) on investments	1,170,943	845,891	1,650,386	(19,231,377)
Net change in unrealized appreciation (depreciation) on investments	1,631,919	7,311,973	38,306,954	107,045,389
Net Increase (Decrease) in Net Assets Resulting from Operations	4,460,173	11,644,156	68,887,368	145,788,110
Distributions ($):
Distributions to shareholders:
Class M	(2,518,276)	(3,350,041)	(28,529,381)	(56,442,648)
Investor Shares	(172,015)	(240,285)	(923,890)	(1,589,104)
Total Distributions	(2,690,291)	(3,590,326)	(29,453,271)	(58,031,752)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	11,868,671	50,782,643	6,146,712	591,544,011
Investor Shares	178,816	1,724,720	23,271,039	60,863,277
Distributions reinvested:
Class M	627,996	521,325	8,387,606	16,847,749
Investor Shares	157,380	216,022	799,878	1,290,464
Cost of shares redeemed:
Class M	(7,490,281)	(57,545,613)	(72,965,264)	(206,989,736)
Investor Shares	(479,690)	(2,821,412)	(18,819,513)	(34,537,076)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	4,862,892	(7,122,315)	(53,179,542)	429,018,689
Total Increase (Decrease) in Net Assets	6,632,774	931,515	(13,745,445)	516,775,047
Net Assets ($):
Beginning of Period	159,608,549	158,677,034	1,982,049,763	1,465,274,716
End of Period	166,241,323	159,608,549	1,968,304,318	1,982,049,763
Capital Share Transactions (Shares):
Class Ma
Shares sold	1,040,064	4,614,444	451,063	45,331,585
Shares issued for distributions reinvested	55,223	47,158	613,625	1,273,298
Shares redeemed	(654,779)	(5,277,280)	(5,352,349)	(15,711,099)
Net Increase (Decrease) in Shares Outstanding	440,508	(615,678)	(4,287,661)	30,893,784
Investor Shares[a]
Shares sold	15,659	157,588	1,704,083	4,613,967
Shares issued for distributions reinvested	13,798	19,503	58,467	97,159
Shares redeemed	(41,720)	(257,126)	(1,375,174)	(2,581,794)
Net Increase (Decrease) in Shares Outstanding	(12,263)	(80,035)	387,376	2,129,332

[a]

During the period ended February 29, 2020, 8,026 Class M shares representing $91,187 were exchanged for 8,019 Investor shares for BNY Mellon New York Intermediate Tax Exempt Bond Fund and 1,705,065 Class M shares representing $23,270,547 were exchanged for 1,704,047 Investor shares for BNY Mellon Municipal Opportunities Fund. During the period ended August 31, 2019, 71,695 Class M shares representing $797,325 were exchanged for 71,637 Investor shares for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and 2,891,943 Class M shares representing $38,378,965 were exchanged for 2,892,570 Investor shares for BNY Mellon Municipal Opportunities Fund.

See notes to financial statements.

91

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

	Class M Shares
	Six Months Ended
	February 29, 2020		Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	(Unaudited)		2019	2018		2017	2016		2015
Per Share Data ($):
Net asset value, beginning of period	14.04		13.29	13.64		14.00	13.56		13.77
Investment Operations:
Investment income—net[a]	.15		.33	.34		.34	.36		.37
Net realized and unrealized gain (loss) on investments	.23		.75	(.35)		(.27)	.43		(.21)
Total from Investment Operations	.38		1.08	(.01)		.07	.79		.16
Distributions:
Dividends from investment income—net	(.15)		(.33)	(.34)		(.34)	(.35)		(.37)
Dividends from net realized gain on investments	-		-	(.00)	[b]	(.09)	(.00)	[b]	-
Total Distributions	(.15)		(.33)	(.34)		(.43)	(.35)		(.37)
Net asset value, end of period	14.27		14.04	13.29		13.64	14.00		13.56
Total Return (%)	2.73	[c]	8.26	(.05)		.60	5.94		1.23
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50	[d]	.50	.50		.50	.50		.50
Ratio of net expenses to average net assets	.50	[d]	.50	.50		.50	.50		.50
Ratio of net investment income to average net assets	2.16	[d]	2.45	2.54		2.52	2.58		2.70
Portfolio Turnover Rate	16.04	[c]	61.91	38.75		32.14	18.61		35.65
Net Assets, end of period ($ x 1,000)	2,693,009		2,498,913	2,144,898		2,093,660	2,223,660		1,970,693

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

92

	Investor Shares
	Six Months Ended
	February 29, 2020		Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	(Unaudited)		2019	2018		2017	2016		2015
Per Share Data ($):
Net asset value, beginning of period	14.02		13.28	13.63		13.99	13.54		13.75
Investment Operations:
Investment income—net[a]	.13		.30	.31		.31	.32		.34
Net realized and unrealized gain (loss) on investments	.23		.74	(.36)		(.27)	.45		(.22)
Total from Investment Operations	.36		1.04	(.05)		.04	.77		.12
Distributions:
Dividends from investment income—net	(.13)		(.30)	(.30)		(.31)	(.32)		(.33)
Dividends from net realized gain on investments	-		-	(.00)	[b]	(.09)	(.00)	[b]	-
Total Distributions	(.13)		(.30)	(.30)		(.40)	(.32)		(.33)
Net asset value, end of period	14.25		14.02	13.28		13.63	13.99		13.54
Total Return (%)	2.61	[c]	7.92	(.30)		.35	5.76		.90
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	[d]	.75	.75		.75	.75		.75
Ratio of net expenses to average net assets	.75	[d]	.75	.75		.75	.75		.75
Ratio of net investment income to average net assets	1.91	[d]	2.22	2.29		2.27	2.33		2.45
Portfolio Turnover Rate	16.04	[c]	61.91	38.75		32.14	18.61		35.65
Net Assets, end of period ($ x 1,000)	64,717		51,184	47,265		52,216	55,272		50,199

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

93

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Six Months Ended
	February 29, 2020		Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.91		12.71	12.83	12.87	12.83	12.94
Investment Operations:
Investment income—net[a]	.09		.18	.14	.12	.11	.11
Net realized and unrealized gain (loss) on investments	.06		.20	(.12)	(.02)	.05	(.09)
Total from Investment Operations	.15		.38	.02	.10	.16	.02
Distributions:
Dividends from investment income—net	(.09)		(.18)	(.14)	(.12)	(.11)	(.11)
Dividends from net realized gain on investments	-		-	-	(.02)	(.01)	(.02)
Total Distributions	(.09)		(.18)	(.14)	(.14)	(.12)	(.13)
Net asset value, end of period	12.97		12.91	12.71	12.83	12.87	12.83
Total Return (%)	1.16	[b]	3.03	.18	.76	1.21	.17
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50	[c]	.50	.51	.51	.51	.50
Ratio of net expenses to average net assets	.50	[c]	.50	.51	.51	.51	.50
Ratio of net investment income to average net assets	1.38	[c]	1.44	1.12	.94	.84	.82
Portfolio Turnover Rate	45.54	[b]	128.58	58.52	35.60	51.47	34.24
Net Assets, end of period ($ x 1,000)	1,117,371		1,129,486	912,838	889,237	1,104,162	1,007,532

a  Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

94

	Investor Shares
	Six Months Ended
	February 29, 2020		Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.90		12.70	12.82	12.86	12.82	12.93
Investment Operations:
Investment income—net[a]	.07		.15	.11	.09	.08	.08
Net realized and unrealized gain (loss) on investments	.06		.20	(.12)	(.02)	.05	(.10)
Total from Investment Operations	.13		.35	(.01)	.07	.13	(.02)
Distributions:
Dividends from investment income—net	(.07)		(.15)	(.11)	(.09)	(.08)	(.07)
Dividends from net realized gain on investments	-		-	-	(.02)	(.01)	(.02)
Total Distributions	(.07)		(.15)	(.11)	(.11)	(.09)	(.09)
Net asset value, end of period	12.96		12.90	12.70	12.82	12.86	12.82
Total Return (%)	1.03	[b]	2.78	(.07)	.52	.97	(.15)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	[c]	.75	.76	.76	.76	.76
Ratio of net expenses to average net assets	.75	[c]	.75	.76	.76	.76	.76
Ratio of net investment income to average net assets	1.14	[c]	1.20	.87	.72	.60	.59
Portfolio Turnover Rate	45.54	[b]	128.58	58.52	35.60	51.47	34.24
Net Assets, end of period ($ x 1,000)	15,541		14,608	9,158	13,526	5,880	12,166

a  Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

95

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Six Months Ended
	February 29, 2020		Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.61		11.95	12.24	12.68	12.31	12.56
Investment Operations:
Investment income—net[a]	.13		.29	.29	.30	.32	.33
Net realized and unrealized gain (loss) on investments	.19		.66	(.27)	(.24)	.41	(.25)
Total from Investment Operations	.32		.95	.02	.06	.73	.08
Distributions:
Dividends from investment income—net	(.13)		(.29)	(.29)	(.30)	(.32)	(.33)
Dividends from net realized gain on investments	(.02)		-	(.02)	(.20)	(.04)	-
Total Distributions	(.15)		(.29)	(.31)	(.50)	(.36)	(.33)
Net asset value, end of period	12.78		12.61	11.95	12.24	12.68	12.31
Total Return (%)	2.62	[b]	8.09	.22	.55	5.96	.74
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	[c]	.70	.70	.70	.69	.68
Ratio of net expenses to average net assets	.71	[c]	.70	.70	.70	.69	.68
Ratio of net investment income to average net assets	2.14	[c]	2.41	2.44	2.44	2.52	2.65
Portfolio Turnover Rate	25.94	[b]	69.91	38.13	20.07	25.94	35.96
Net Assets, end of period ($ x 1,000)	191,477		191,702	184,216	209,457	255,017	276,729

a  Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

96

	Investor Shares
	Six Months Ended
	February 29, 2020		Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.59		11.93	12.23	12.67	12.29	12.54
Investment Operations:
Investment income—net[a]	.12		.26	.27	.27	.28	.30
Net realized and unrealized gain (loss) on investments	.20		.66	(.29)	(.24)	.42	(.25)
Total from Investment Operations	.32		.92	(.02)	.03	.70	.05
Distributions:
Dividends from investment income—net	(.12)		(.26)	(.26)	(.27)	(.28)	(.30)
Dividends from net realized gain on investments	(.02)		-	(.02)	(.20)	(.04)	-
Total Distributions	(.14)		(.26)	(.28)	(.47)	(.32)	(.30)
Net asset value, end of period	12.77		12.59	11.93	12.23	12.67	12.29
Total Return (%)	2.58	[b]	7.83	(.12)	.30	5.79	.40
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	[c]	.95	.95	.95	.94	.93
Ratio of net expenses to average net assets	.96	[c]	.95	.95	.95	.94	.93
Ratio of net investment income to average net assets	1.89	[c]	2.15	2.19	2.20	2.27	2.41
Portfolio Turnover Rate	25.94	[b]	69.91	38.13	20.07	25.94	35.96
Net Assets, end of period ($ x 1,000)	7,372		8,063	5,473	5,043	5,981	5,558

a  Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

97

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Six Months Ended
	February 29, 2020		Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	(Unaudited)		2019	2018		2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	13.12		12.40	12.75		13.16	12.73	12.95
Investment Operations:
Investment income—net[a]	.13		.29	.30		.30	.31	.33
Net realized and unrealized gain (loss) on investments	.20		.72	(.35)		(.28)	.43	(.21)
Total from Investment Operations	.33		1.01	(.05)		.02	.74	.12
Distributions:
Dividends from investment income—net	(.13)		(.29)	(.30)		(.30)	(.31)	(.34)
Dividends from net realized gain on investments	-		-	(.00)	[b]	(.13)	-	-
Total Distributions	(.13)		(.29)	(.30)		(.43)	(.31)	(.34)
Net asset value, end of period	13.32		13.12	12.40		12.75	13.16	12.73
Total Return (%)	2.57	[c]	8.28	(.32)		.24	5.88	.98
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53	[d]	.53	.54		.54	.54	.53
Ratio of net expenses to average net assets	.53	[d]	.53	.54		.54	.54	.53
Ratio of net investment income to average net assets	2.06	[d]	2.32	2.43		2.35	2.39	2.60
Portfolio Turnover Rate	22.29	[c]	80.68	38.51		31.61	28.71	41.79
Net Assets, end of period ($ x 1,000)	330,019		316,364	297,515		297,243	360,108	310,635

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

98

	Investor Shares
	Six Months Ended
	February 29, 2020		Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	(Unaudited)		2019	2018		2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	13.11		12.40	12.75		13.15	12.73	12.94
Investment Operations:
Investment income—net[a]	.12		.26	.27		.27	.28	.31
Net realized and unrealized gain (loss) on investments	.21		.71	(.35)		(.27)	.42	(.22)
Total from Investment Operations	.33		.97	(.08)		-	.70	.09
Distributions:
Dividends from investment income—net	(.12)		(.26)	(.27)		(.27)	(.28)	(.30)
Dividends from net realized gain on investments	-		-	(.00)	[b]	(.13)	-	-
Total Distributions	(.12)		(.26)	(.27)		(.40)	(.28)	(.30)
Net asset value, end of period	13.32		13.11	12.40		12.75	13.15	12.73
Total Return (%)	2.52	[c]	7.93	(.56)		.06	5.54	.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	[d]	.78	.79		.79	.79	.78
Ratio of net expenses to average net assets	.78	[d]	.78	.79		.79	.79	.78
Ratio of net investment income to average net assets	1.81	[d]	2.08	2.18		2.12	2.15	2.35
Portfolio Turnover Rate	22.29	[c]	80.68	38.51		31.61	28.71	41.79
Net Assets, end of period ($ x 1,000)	8,974		7,437	7,046		9,395	8,410	8,632

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

99

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Six Months Ended
	February 29, 2020		Year Ended August 31,
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	(Unaudited)		2019	2018		2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	11.53		10.91	11.20		11.62	11.24	11.40
Investment Operations:
Investment income—net[a]	.12		.26	.26		.26	.29	.30
Net realized and unrealized gain (loss) on investments	.19		.63	(.29)		(.24)	.41	(.16)
Total from Investment Operations	.31		.89	(.03)		.02	.70	.14
Distributions:
Dividends from investment income—net	(.12)		(.26)	(.26)		(.26)	(.29)	(.30)
Dividends from net realized gain on investments	(.07)		(.01)	(.00)	[b]	(.18)	(.03)	-
Total Distributions	(.19)		(.27)	(.26)		(.44)	(.32)	(.30)
Net asset value, end of period	11.65		11.53	10.91		11.20	11.62	11.24
Total Return (%)	2.76	[c]	8.28	(.22)		.31	6.30	1.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72	[d]	.72	.72		.73	.72	.71
Ratio of net expenses to average net assets	.59	[d]	.59	.59		.59	.59	.59
Ratio of net investment income to average net assets	2.10	[d]	2.35	2.36		2.38	2.53	2.64
Portfolio Turnover Rate	34.16	[c]	90.17	45.71		37.78	36.53	52.79
Net Assets, end of period ($ x 1,000)	155,219		148,558	147,343		152,923	175,053	169,337

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

100

	Investor Shares
	Six Months Ended
	February 29, 2020		Year Ended August 31,
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	(Unaudited)		2019	2018		2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	11.54		10.92	11.20		11.62	11.24	11.40
Investment Operations:
Investment income—net[a]	.11		.23	.23		.24	.26	.27
Net realized and unrealized gain (loss) on investments	.19		.63	(.28)		(.24)	.41	(.16)
Total from Investment Operations	.30		.86	(.05)		-	.67	.11
Distributions:
Dividends from investment income—net	(.11)		(.23)	(.23)		(.24)	(.26)	(.27)
Dividends from net realized gain on investments	(.07)		(.01)	(.00)	[b]	(.18)	(.03)	-
Total Distributions	(.18)		(.24)	(.23)		(.42)	(.29)	(.27)
Net asset value, end of period	11.66		11.54	10.92		11.20	11.62	11.24
Total Return (%)	2.64	[c]	8.00	(.38)		.07	6.03	.98
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97	[d]	.97	.97		.98	.97	.96
Ratio of net expenses to average net assets	.84	[d]	.84	.84		.84	.84	.84
Ratio of net investment income to average net assets	1.85	[d]	2.11	2.11		2.13	2.28	2.39
Portfolio Turnover Rate	34.16	[c]	90.17	45.71		37.78	36.53	52.79
Net Assets, end of period ($ x 1,000)	11,022		11,051	11,334		13,093	14,322	15,495

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

101

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Six Months Ended
	February 29, 2020		Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	(Unaudited)		2019		2018		2017		2016	2015
Per Share Data ($):
Net asset value, beginning of period	13.70		13.12		13.15		13.46		12.99	13.16
Investment Operations:
Investment income—net[a]	.20		.43		.44		.45		.50	.47
Net realized and unrealized gain (loss) on investments	.29		.57		(.02)		(.32)		.45	(.18)
Total from Investment Operations	.49		1.00		.42		.13		.95	.29
Distributions:
Dividends from investment income—net	(.21)		(.42)		(.45)		(.44)		(.48)	(.46)
Dividends from net realized gain on investments	-		(.00)	[b]	(.00)	[b]	(.00)	[b]	-	-
Total Distributions	(.21)		(.42)		(.45)		(.44)		(.48)	(.46)
Net asset value, end of period	13.98		13.70		13.12		13.15		13.46	12.99
Total Return (%)	3.68	[c]	7.77		3.27		1.11		7.40	2.20
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.70	[d]	.73		.75		.73		.71	.69
Ratio of net expenses to average net assets	.70	[d]	.73		.75		.73		.71	.69
Ratio of interest and expense related to floating rate notes issued to average net assets	.05	[d]	.08		.10		.07		.05	.04
Ratio of net investment income to average net assets	3.00	[d]	3.22		3.43		3.44		3.79	3.57
Portfolio Turnover Rate	28.40	[c]	72.96		41.48		34.78		31.92	41.90
Net Assets, end of period ($ x 1,000)	1,898,029		1,918,499		1,432,351		1,257,498		1,084,650	1,141,309

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

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	Investor Shares
	Six Months Ended
	February 29, 2020		Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	(Unaudited)		2019		2018		2017		2016	2015
Per Share Data ($):
Net asset value, beginning of period	13.70		13.13		13.16		13.46		12.99	13.16
Investment Operations:
Investment income—net[a]	.19		.39		.40		.41		.47	.43
Net realized and unrealized gain (loss) on investments	.29		.57		(.02)		(.30)		.44	(.18)
Total from Investment Operations	.48		.96		.38		.11		.91	.25
Distributions:
Dividends from investment income—net	(.19)		(.39)		(.41)		(.41)		(.44)	(.42)
Dividends from net realized gain on investments	-		(.00)	[b]	(.00)	[b]	(.00)	[b]	-	-
Total Distributions	(.19)		(.39)		(.41)		(.41)		(.44)	(.42)
Net asset value, end of period	13.99		13.70		13.13		13.16		13.46	12.99
Total Return (%)	3.55	[c]	7.50		3.01		.95		7.13	1.93
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95	[d]	.98		1.00		.99		.96	.96
Ratio of net expenses to average net assets	.95	[d]	.98		1.00		.99		.96	.96
Ratio of interest and expense related to floating rate notes issued to average net assets	.05	[d]	.08		.10		.07		.05	.04
Ratio of net investment income to average net assets	2.75	[d]	2.97		3.12		3.14		3.55	3.30
Portfolio Turnover Rate	28.40	[c]	72.96		41.48		34.78		31.92	41.90
Net Assets, end of period ($ x 1,000)	70,276		63,551		32,924		57,865		25,463	16,832

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

103

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-three series, including the following non-diversified funds: BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. BNY Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. BNY Mellon New York Intermediate Tax-Exempt Bond Fund seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. BNY Mellon Municipal Opportunities Fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation. As of the reporting period of February 29, 2020, BNY Mellon Municipal Opportunities Fund is closed to new and existing investors.

BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain administrative services. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Each class of shares has identical rights and privileges, except with respect to the Shareholder Service Plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased

104

significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Debt investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Investments in swap agreements are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.

Table 1 summarizes the inputs used as of February 29, 2020 in valuing each fund’s investments:

105

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 1—Fair Value Measurements
	Investments in Securities†
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3—Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon National Intermediate Municipal Bond Fund
Municipal Securities	-	-	2,827,886,192	-	-	-	2,829,886,192
U.S. Treasury Securities	-	-	4,394,704	-	-	-	4,394,704
Other Financial Instruments:
Futures††	-	(1,471,527)	-	-	-	-	(1,471,527)
BNY Mellon National Short-Term Municipal Bond Fund
Municipal Securities	-	-	1,183,432,482	-	-	-	1,183,432,482
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Municipal Securities	-	-	199,237,650	-	-	-	199,237,650
Other Financial Instruments:
Futures††	-	(106,056)	-	-	-	-	(106,056)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Municipal Securities	-	-	339,617,461	-	-	-	339,617,461
Other Financial Instruments:
Futures††	-	(181,179)	-	-	-	-	(181,179)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Municipal Securities	-	-	173,524,814	-	-	-	173,524,814
Other Financial Instruments:
Futures††	(88,380)	-	-	-	-	-	(88,380)
BNY Mellon Municipal Opportunities Fund
Corporate Bonds	-	-	28,108,133	-	-	-	28,108,133
Municipal Securities	-	-	2,009,478,391	-	-	-	2,009,478,391
Other Financial Instruments:
Futures††	-	(3,906,525)	-	-	-	-	(3,906,525)
Floating Rate Notes†††	-	-	-	(47,915,000)	-	-	(47,915,000)
Swap Agreements††	-	-	-	-	-	-	-

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

††† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund each follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the funds.

(c) Dividends and distributions to shareholders: It is the policy of each fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the

106

distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended February 29, 2020, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended February 29, 2020, the funds did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

Table 2 summarizes each relevant fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, realized subsequent to August 31, 2019.

Table 3 summarizes each relevant fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2019. The tax character of current year distributions will be determined at the end of the current fiscal year.

Table 2—Capital Loss Carryover
	Short-Term Losses($)†	Long-Term Losses($)†	Total($)
BNY Mellon National Intermediate Municipal Bond Fund	1,915,903	-	1,915,903
BNY Mellon National Short-Term Municipal Bond Fund	1,376,245	1,780,050	3,156,295
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	-	124,988	124,988
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	276,930	-	276,930

† Short-term and Long-term capital losses which can be carried forward for an unlimited period.

Table 3—Tax Character of Distributions Paid
	2019
	Tax-Exempt Income ($)	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon National Intermediate Municipal Bond Fund	55,005,117	42,347	-
BNY Mellon National Short-Term Municipal Bond Fund	15,387,939	-	-
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	4,561,156	-	-
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	6,940,663	-	-
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	3,477,899	-	112,427
BNY Mellon Municipal Opportunities Fund	56,447,020	1,181,393	403,339

NOTE 2—Bank Lines of Credit:

The funds participate with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the funds, and (ii) Tranche B is in amount equal to $200 million and is available only to the BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the funds based on rates determined

107

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 29, 2020, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .35% of BNY Mellon National Intermediate Municipal Bond Fund, .35% of BNY Mellon National Short-Term Municipal Bond Fund, .50% of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, .35% of BNY Mellon Massachusetts Intermediate Municipal Bond Fund, .50% of BNY Mellon New York Intermediate Tax-Exempt Bond Fund and .50% of BNY Mellon Municipal Opportunities Fund.

For BNY Mellon New York Intermediate Tax-Exempt Bond Fund, the Adviser has contractually agreed from September 1, 2019 through December 31, 2020, to waive receipt of its fees and/or assume the direct expense of the fund, so that the direct expense of neither class (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .59% of the fund’s average daily net assets. On or after December 31, 2020, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $104,241 during the period ended February 29, 2020.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits, if any, as expense offsets in the Statements of Operations.

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 4 summarizes the amounts Investor shares were charged during the period ended February 29, 2020, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 4—Shareholder Services Plan Fees

BNY Mellon National Intermediate Municipal Bond Fund	$73,423
BNY Mellon National Short-Term Municipal Bond Fund	19,107
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	10,433
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	10,548
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	13,638
BNY Mellon Municipal Opportunities Fund	82,326

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 5 summarizes the amount each fund was charged during the period ended February 29, 2020 pursuant to the custody agreement.

108

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Table 5—Custody Agreement Fees
	Custody Fees ($)	Custody Earnings Credits ($)
BNY Mellon National Intermediate Municipal Bond Fund	25,308	(3,295)
BNY Mellon National Short-Term Municipal Bond Fund	17,581	(4,405)
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	3,311	(1,434)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	5,220	(3,625)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	2,889	(1,691)
BNY Mellon Municipal Opportunities Fund	18,945	(6,036)

Each fund compensates The Bank of New York Mellon under a shareholder redemptions draft processing agreement for providing certain services related to the funds’ check writing privilege. Table 6 summarizes the amount each fund was charged during the period ended February 29, 2020 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations.

Table 6—The Bank of New York Mellon Cash Management Fees

BNY Mellon National Intermediate Municipal Bond Fund	$86
BNY Mellon National Short-Term Municipal Bond Fund	28
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	11
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	35
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	112
BNY Mellon Municipal Opportunities Fund	33

During the period ended February 29, 2020, each fund was charged $6,661 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statements of Operations.

Table 7 summarizes the components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 8 summarizes each fund’s aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended February 29, 2020.

Table 7—Due to BNY Mellon Investment Adviser, Inc. and Affiliates
	Investment Advisory Fees ($)	Administration Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	The Bank of New York Mellon Cash Management Fees ($)	Chief Compliance Officer Fees ($)	Less Expense Reimbursement ($)
BNY Mellon National Intermediate Municipal Bond Fund	755,016	254,812	12,627	16,000	42	2,219	-
BNY Mellon National Short-Term Municipal Bond Fund	314,658	110,035	3,393	12,000	10	2,219	-
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	78,634	19,249	1,793	2,000	2	2,219	-
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	93,310	32,630	1,680	3,200	14	2,219	-
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	65,264	15,420	2,184	2,400	40	2,219	(15,281)
BNY Mellon Municipal Opportunities Fund	773,456	189,309	13,928	12,000	14	2,219	-

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 8—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon National Intermediate Municipal Bond Fund	641,250,350	425,114,532
BNY Mellon National Short-Term Municipal Bond Fund	561,108,502	516,839,551
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	51,249,941	56,027,545
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	81,058,447	72,975,040
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	66,106,623	56,267,186
BNY Mellon Municipal Opportunities Fund	553,675,966	556,555,809

Inverse Floater Securities: BNY Mellon Municipal Opportunities Fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended February 29, 2020, was approximately $60,878,960 with a related weighted average annualized interest rate of 1.50%.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by each relevant fund during the period ended February 29, 2020 is discussed below.

Futures: In the normal course of pursuing their investment objective, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund are exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The funds invest in futures in order to manage their exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject

110

to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statements of Operations. When the contracts are closed, the funds recognize a realized gain or loss which is reflected in the Statements of Operations. There is minimal counterparty credit risk to the funds with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at February 29, 2020 are set forth in the Statements of Futures.

Swap Agreements: BNY Mellon Municipal Opportunities Fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for the interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Forward Rate Swaps Agreements: BNY Mellon Municipal Opportunities Fund accrues for payments on a daily basis based upon the daily difference between the Base Index Value and the Reference Index Value, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the payments are settled in cash, the net amount is recorded as a realized gain (loss) on Forward Rate Agreement, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. The settlement of the Forward Rate Agreement is governed by International Swaps and Derivatives Association, Inc. (ISDA) agreement with the counterparty of the positions. Forward rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk. Forward rate swap agreements open at February 29, 2020 are set forth in the Statement of Swap Agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require each relevant fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, each relevant fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

Table 9 summarizes each relevant fund’s derivatives assets and liabilities (by type) on a gross basis, and net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of February 29, 2020.

Table 10 summarizes each fund’s average market value of derivatives outstanding during the period ended February 29, 2020.

111

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 10—Average Market Value of Derivatives
Average Market Value ($)
BNY Mellon National Intermediate Municipal Bond Fund Interest rate futures	13,648,732
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund Interest rate futures	1,003,500
BNY Mellon Massachusetts Intermediate Municipal Bond Fund Interest rate futures	1,696,821
BNY Mellon New York Intermediate Tax-Exempt Bond Fund Interest rate futures	836,250
BNY Mellon Municipal Opportunities Fund Interest rate futures	103,087,724

Table 11 summarizes each fund’s average notional value of swap agreements outstanding during the period ended February 29, 2020.

Table 11—Average Notional Value of Swap Agreements
Average Notional Value ($)
BNY Mellon Municipal Opportunities Fund Interest rate swaps	18,571,429

Table 12 summarizes gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments inclusive of derivative contracts for each fund at February 29, 2020.

At February 29, 2020, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

Table 9—Derivative of Assets and Liabilities subject to Master Netting Agreements

BNY Mellon Municipal Opportunities Fund

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	-	(3,906,525)
Swaps	-	-
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	-	(3,906,525)
Derivatives not subject to
Master Agreements	-	3,906,525
Total gross amount of assets
and liabilities subject to
Master Agreements	-	-

Financial
Instruments
and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Citigroup	-		-	-	-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

Table 12—Accumulated Net Unrealized Appreciation (Depreciation)
	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon National Intermediate Municipal Bond Fund	196,023,816	3,714,471	192,309,345
BNY Mellon National Short-Term Municipal Bond Fund	17,248,275	1,619,421	15,628,854
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	14,102,029	708,600	13,393,429
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	22,668,382	672,986	21,995,396
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	11,083,594	88,399	10,995,195
BNY Mellon Municipal Opportunities Fund	203,494,979	7,876,633	195,618,346

112

NOTE 5—Subsequent Event:

The post period-end coronavirus outbreak is impacting the global economy and the market environment. The final impact of the coronavirus outbreak on the investments of the Trust is hard to predict. Considering post period-end market conditions, however, the carrying values retained for the investments in the financial statements may differ significantly from the current values of the investments.

113

NOTES

114

NOTES

115

For More Information

The BNY Mellon Funds

c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Administrator

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Sub-Administrator

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:
BNY Mellon National Intermediate Municipal Bond Fund	Class M: MPNIX	Investor: MINMX
BNY Mellon National Short-Term Municipal Bond Fund	Class M: MPSTX	Investor: MINSX
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Class M: MPPIX	Investor: MIPAX
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Class M: MMBMX	Investor: MMBIX
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Class M: MNYMX	Investor: MNYIX
BNY Mellon Municipal Opportunities Fund	Class M: MOTMX	Investor: MOTIX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services. Individual Account holders, please call BNY Mellon Investment Advisers at 1-800-373-9387.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.bnymellonim.com/us and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation	MFTSA0220-MB

Item 2.           Code of Ethics.

                        Not applicable.

Item 3.           Audit Committee Financial Expert.

                        Not applicable.

Item 4.           Principal Accountant Fees and Services.

                        Not applicable.

Item 5.           Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.           Investments.

(a)                   Not applicable.

Item 7.           Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.           Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.           Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                        There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)           The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)           There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.        Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)      Not applicable.

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)      Not applicable.

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Funds Trust

By:         /s/ Patrick T. Crowe

                Patrick T. Crowe

                President (Principal Executive Officer)

Date:      April 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Patrick T. Crowe

                Patrick T. Crowe

                President (Principal Executive Officer)

Date:      April 24, 2020

By:         /s/ James Windels

                James Windels

                Treasurer (Principal Financial Officer)

Date:      April 24, 2020

EXHIBIT INDEX

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)